Exhibit 10.38

ASSET PURCHASE AGREEMENT

By and Among

AMERICAN REALTY CAPITAL HEALTHCARE TRUST II OPERATING PARTNERSHIP, L.P.

as “Purchaser”

and

ECI Acquisition I, LLC, a Delaware limited liability company,

VILLAGE ASSISTED LIVING LLC, an Iowa limited liability company,

MT. PLEASANT ASSISTED LIVING LLC, an Iowa limited liability company,

BURLINGTON ASSISTED LIVING LLC, an Iowa limited liability company,

MUSCATINE ASSISTED LIVING LLC, an Iowa limited liability company,

CARROLL ASSISTED LIVING LLC, an Iowa limited liability company, and

FT. MADISON ASSISTED LIVING LLC, an Iowa limited liability company

BURLINGTON INDEPENDENT LIVING, LLC, an Iowa limited liability company as “Seller”

Property Names and Locations:

Sunnybrook of Burlington – Burlington, Iowa
Sunnybrook of Carroll - Carroll, Iowa
Sunnybrook of Fairfield – Fairfield, Iowa
Sunnybrook of Ft. Madison – Fort Madison, Iowa
Sunnybrook of Mt. Pleasant – Mount Pleasant, Iowa
Sunnybrook of Muscatine – Muscatine, Iowa
Prairie Hills at Cedar Rapids – Cedar Rapids, Iowa
Prairie Hills at Clinton – Clinton, Iowa
Prairie Hills at Des Moines – Des Moines, Iowa
Prairie Hills at Independence – Independence, Iowa
Prairie Hills at Ottumwa- Ottumwa, Iowa
Pennsylvania Place – Ottumwa, Iowa
Prairie Hills at Tipton – Tipton, Iowa

Dated as of August 1, 2014

-i-

-ii-

Exhibits

Exhibit	Description

Exhibit A	Escrow Agreement

Exhibit B	Post-Closing Escrow Agreement

Exhibit C	Deed

Exhibit D	Bill of Sale and Assignment

Exhibit E	Transition Period Sublease

Exhibit F	Assumption Agreement

Exhibit G	Due Diligence Materials

-iii-

Schedules

Schedule	Title

Schedule 1.1(a)	Assumed Contracts and Leases

Schedule 1.1(c)	Legal Description of Purchased Real Property

Schedule 2.2(c)	Prepaids and Deposits

Schedule 2.2(l)	Facility Trade Names

Schedule 2.3	Excluded Property

Schedule 2.4(a)	Permitted Title Exceptions

Schedule 2.4(g)	Licenses, Leases Easements and Other Rights Related to Real Property

Schedule 3.3	Purchase Price Allocation

Schedule 4.4(g)	Obligations to Hired Employees

Schedule 6.2	Third Party Consents

Schedule 6.4	Conflicts

Schedule 6.5	Judgments

Schedule 6.6	Governmental Approvals

Schedule 6.7	Insurance Summary

Schedule 6.8	Litigation

Schedule 6.9	Notices of Non-Compliance with Laws

Schedule 6.12	Contracts and Leases

-iv-

Schedule 6.13	Licenses and Healthcare Licenses

Schedule 6.14	Disclosures Regarding Residency Agreements

Schedule 6.15	Government Payor Programs

Schedule 6.17	Excluded Intellectual Property

Schedule 6.22	Real Property Compliance

Schedule 6.24	Loans

Schedule 6.25	Intellectual Property

Schedule 6.27	Brokers

Schedule 6.29	Employees

Schedule 6.31	Financial Statements

Schedule 10.4	Permitted Special Purpose Entity Assignees

-v-

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (the “Agreement”) is made and entered into this 1st day of August, 2014 (the “Effective Date”), by and between AMERICAN REALTY CAPITAL HEALTHCARE TRUST IIOPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Purchaser”) and ECI Acquisition I, LLC, a Delaware limited liability company VILLAGE ASSISTED LIVING LLC, an Iowa limited liability company, MT. PLEASANT ASSISTED LIVING LLC, an Iowa limited liability company, BURLINGTON ASSISTED LIVING LLC, an Iowa limited liability company, MUSCATINE ASSISTED LIVING LLC, an Iowa limited liability company, CARROLL ASSISTED LIVING LLC, an Iowa limited liability company, FT. MADISON ASSISTED LIVING LLC, an Iowa limited liability company, and BURLINGTON INDEPENDENT LIVING, LLC, an Iowa limited liability company (collectively, the “Seller”).

Recitals:

Seller desires to sell, transfer and assign to Purchaser, and Purchaser desires to purchase from Seller, substantially all of the assets, properties and business of Seller, consisting of the Purchased Property described herein.

This Agreement sets forth the terms and conditions to which the parties have agreed.

Agreements:

NOW, THEREFORE, in consideration of the premises and the mutual promises set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE 1
Definitions and
Certain Rules of Construction

Section 1.1           Defined Terms.    The following capitalized terms shall have the meanings specified in this section. Other terms are defined in the text of this Agreement, and throughout this Agreement, those terms shall have the meanings respectively ascribed to them.

“Access Agreement” means that certain Access Agreement dated June ___, 2014 by and between Sunnybrook Senior Living, LLC and Purchaser related and facilitating certain due diligence investigation of the Facilities and the Business by Purchaser.

“Accrued Employee Vacation” means any accrued vacation or other accrued paid time off (but shall exclude accrued wages, salary or other benefits) for the employees of any Facility that accept an offer of employment by Purchaser (as contemplated by Section 3.4(e)), including,

1

without limitation, those employees who will continue to be employed at any Facility after the closing.

“Assumed Contracts and Leases” are those contracts, leases and agreements listed on Schedule 1.1(a) attached hereto (including without limitation the Escrow Agreement dated May 29, 2014 by and among Prairie Hills at Penn Place, LLC, RRL Ottumwa, LLC and West Bank (the “Pennsylvania Facility Escrow Agreement”), to the extent assignable and for which applicable third party consents have been obtained or waived by Purchaser to the extent such consents are required under such contracts, leases and agreements.

“Assumed Liabilities” are (i) all of Seller’s obligations and liabilities under the Assumed Contracts and Leases which arise or accrue at any time after 11:59 PM on the date immediately preceding the Closing Date; (ii) the EFR Liability (as defined in Section 4.15) and the obligations of Prairie Hills at Penn Place, LLC under the Escrow Agreement dated May 29, 2014 by and among Prairie Hills at Penn Place, LLC, RRL Ottumwa, LLC and West Bank in each case only to the extent funds in an amount sufficient to pay the EFR Liability are transferred to Purchaser with the assignment of the Pennsylvania Facility Escrow Agreement; (iii) all of Seller’s obligations with respect to accrued vacation and other paid time off for employees to the extent of Purchaser’s obligations pursuant to Section 4.4(g); and (iv) the Prepaids and Deposits described on Schedule 2.2(c).

“Average Occupancy” means the trailing 30-day average occupancy of all of the available units within a Facility or all of the Facilities, as applicable.

“Business” means all aspects of the operation of each Facility as an assisted living facility, memory care facility and/or independent living facility, as applicable.

“CHOW Approvals” means approvals required in connection with the issuance of new Healthcare Licenses for each Facility due to the change in ownership of the Facilities, Current Operating Tenant and/or the Current Manager.

“Closing” means the consummation of the transactions contemplated by this Agreement with respect to the Facilities. Neither party will need to be present at Closing, it being anticipated that the parties will deliver all Closing documents and deliverables in escrow to the Escrow Agent (as defined herein) (or if both Purchaser and Seller agree, to Purchaser’s and/or Seller’s counsel) prior to the date of Closing.

“Closing Date” shall have the meaning set forth in Section 5.1 hereof.

“Current Manager” means the Person specified below which acts as the current manager that operates aspects of the Facility specified below on Seller’s behalf:

(i)          Sunnybrook Senior Living, LLC, an Iowa limited liability company, with respect to the Burlington Facility (as herein defined);

(ii)         Sunnybrook Senior Living, LLC, an Iowa limited liability company, with respect to the Carroll Facility (as herein defined);

2

(iii)        Sunnybrook Senior Living, LLC, an Iowa limited liability company, with respect to the Fairfield Facility (as herein defined);

(iv)        Sunnybrook Senior Living, LLC, an Iowa limited liability company, with respect to the Fort Madison Facility (as herein defined);

(v)         Sunnybrook Senior Living, LLC, an Iowa limited liability company, with respect to the Mount Pleasant Facility (as herein defined);

(vi)        Sunnybrook Senior Living, LLC, an Iowa limited liability company, with respect to the Muscatine Facility (as herein defined);

“Current Operating Tenant” means the current, licensed operating tenant of the Facility specified below:

(i)          Brook View Operations, LLC, with respect to the Cedar Rapids Facility (as herein defined);

(ii)         Prairie Hills at Clinton Operations, LLC, with respect to the Clinton Facility (as herein defined);

(iii)        Prairie Hills Des Moines Operations, LLC, with respect to the Des Moines Facility (as herein defined);

(iv)        Prairie Hills Management, LLC, with respect to the Independence Facility (as herein defined);

(v)         Prairie Hills at Ottumwa Operations, LLC, with respect to the Prairie Hills Ottumwa Facility (as herein defined);

(vi)        Prairie Hills at Penn Place Operations, LLC, with respect to the Pennsylvania Facility (as herein defined); and

(vii)       Prairie Hills at Tipton Operations, LLC, with respect to the Tipton Facility (as herein defined).

“Documents” means this Agreement, all Exhibits and Schedules hereto, and each other agreement, certificate or instrument to be delivered pursuant to this Agreement.

“ECI Purchase Agreement” means that certain Purchase and Sale Agreement dated March 14, 2014 by and among ECI Acquisition I, LLC, a Delaware limited liability company as purchaser and the ECI Sellers, with respect to the ECI Portfolio.

“ECI Portfolio” means, collectively, the Cedar Rapids Facility, the Clinton Facility, the Des Moines Facility, the Independence Facility, the Prairie Hills Ottumwa Facility, the Pennsylvania Facility and the Tipton Facility.

3

“ECI Sellers” the parties to the ECI Purchase Agreement other than ECI Acquisition I, LLC.

“Environmental Laws” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. § 9601 et seq., Hazardous Materials Transportation Act, 49 U.S.C. § 1802, the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq., the Toxic Substance Control Act of 1976, as amended, 15 U.S.C. § 2601 et seq., or any other federal, state, local or other governmental legislation, statute, law, code, rule, regulation or ordinance identified by its terms as pertaining to the protection of the environment, including laws relating to the treatment, storage or disposal of Hazardous Substances, in each case as in effect on the Effective Date.

“Facilities” means collectively the facilities known as:

(viii)      Sunnybrook of Burlington located in Burlington, Iowa and consisting of approximately 46 assisted living units and 20 memory care units (also individually referred to as the “Burlington Facility”);

(ix)         Sunnybrook of Carroll located in Carroll, Iowa and consisting of approximately 34 assisted living units and 12 memory care units (also individually referred to as the “Carroll Facility”);

(x)          Sunnybrook of Fairfield located in Fairfield, Iowa and consisting of approximately 51 assisted living units and 12 memory care units (also individually referred to as the “Fairfield Facility”);

(xi)         Sunnybrook of Ft. Madison located in Fort Madison, Iowa and consisting of approximately 34 assisted living units and 12 memory care units (also individually referred to as the “Fort Madison Facility”);

(xii)        Sunnybrook of Mt. Pleasant located in Mount Pleasant, Iowa and consisting of approximately 34 assisted living units and 12 memory care units (also individually referred to as the “Mount Pleasant Facility”);

(xiii)       Sunnybrook of Muscatine located in Muscatine, Iowa and consisting of approximately 46 assisted living units and 20 memory care units (also individually referred to as the “Muscatine Facility”);

(xiv)      Prairie Hills at Cedar Rapids located in Cedar Rapids, Iowa and consisting of approximately 45 assisted living units (also individually referred to as the “Cedar Rapids Facility”);

(xv)       Prairie Hills at Clinton located in Clinton, Iowa and consisting of approximately 62 assisted living units and 12 memory care units (also individually referred to as the “Clinton Facility”);

4

(xvi)      Prairie Hills at Des Moines located in Des Moines, Iowa and consisting of approximately 66 assisted living units and 8 memory care units (also individually referred to as the “Des Moines Facility”);

(xvii)     Prairie Hills at Independence located in Independence, Iowa and consisting of approximately 46 assisted living units and 12 memory care units (also individually referred to as the “Independence Facility”);

(xviii)    Prairie Hills at Ottumwa located in Ottumwa, Iowa and consisting of approximately 42 assisted living units and 8 memory care units (also individually referred to as the “Prairie Hills Ottumwa Facility”);

(xix)       Pennsylvania Place located in Ottumwa, Iowa and consisting of approximately 91 independent living units, 51 assisted living units and 16 memory care units (also individually referred to as the “Pennsylvania Facility”); and

(xx)        Prairie Hills at Tipton located in Tipton, Iowa and consisting of approximately 38 assisted living units and 8 memory care units (also individually referred to as the “Tipton Facility”).

Each of the Facilities is referred to individually herein as a “Facility.”

“Government Program” means the federal Medicare program, any state Medicaid program, and such other similar federal, state, or local reimbursement or governmental programs for which any Facility is eligible.

“Hazardous Substance” means petroleum, including crude oil or any fraction thereof, flammable explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, any material containing polychlorinated biphenyls, and any of the substances defined as “hazardous substances” or “toxic substances” or otherwise identified and regulated under any Environmental Laws.

“Healthcare Licenses” means with respect to any Facility or Person operating such Facility, as the case may be, the certificate of need, permit or license to operate as an assisted living or memory care facility, as applicable

“Holdback Amount” means an amount equal to two and one-half percent (2.5%) of the Purchase Price paid at Closing.

“Improvements” means all buildings, fixtures, structures, facilities, and other improvements constructed on the Real Property as of the date of Closing.

“Intellectual Property” means all trademarks, trademark applications, service marks, trade names, copyrights, trade secrets, licenses, domain names, mask works, patents, patent applications, information and proprietary rights and processes.

5

“IRC” means the Internal Revenue Code of 1986, as amended, and any regulations or guidance issued thereunder.

“Licenses” means all certificates, licenses, approvals and permits issued by governmental authorities which are required to be held by an owner or tenant in connection with the ownership, use, occupancy, operation, and maintenance of the Facilities as assisted living and memory care facilities, other than the Healthcare Licenses.

“Lien” means any mortgage, deed to secure debt, deed of trust, pledge, hypothecation, title defect, right of first refusal, security or other adverse interest, encumbrance, claim, option, lien, lease or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, affecting any assets or property, including any agreement to give or grant any of the foregoing, any conditional sale or other title retention agreement, and the filing of or agreement to give any financing statement with respect to any assets or property under the Uniform Commercial Code or comparable law of any jurisdiction.

“Material Adverse Change” means the Average Occupancy at any time prior to the Closing Date decreases by more than (i) eight percent (8%) or more from the Average Occupancy as of June 30, 2014 with respect to all the Facilities in the aggregate, or (ii) sixteen percent (16%) or more from the Average Occupancy as of June 30, 2014 with respect to any individual Facility.

“Operating Leases” means the lease agreements executed by the ECI Seller and the Current Operating Tenant with respect to the ECI Portfolio.

“Other Assets” means the Residency Agreements, Prepaids and Deposits, Assumed Contracts and Leases and all other property and assets included within the definition of “Purchased Property” in Section 2.2 of this Agreement other than Real Property and Purchased Personal Property.

“Permitted Encumbrances” means (i) liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings and which are satisfied or discharged of record at or prior to Closing pursuant to Section 2.4(f) below; (ii) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar liens arising in the ordinary course of business which are not overdue for a period of more than thirty (30) days or which are being contested in good faith and by appropriate proceedings and which are satisfied or discharged of record at or prior to Closing pursuant to Section 2.4(f) below; and (iii) the Permitted Title Exceptions.

“Permitted Title Exceptions” shall have the meaning set forth in Section 2.4(a).

“Plans” means “employee benefit plan,” as that term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) regardless of whether such plan is subject to ERISA, and each bonus, deferred, or incentive compensation, stock purchase, stock option, severance, and termination pay plan or program, that is maintained or contributed to by any Seller Party, the Current Manager for the benefit of Employees or

6

pursuant to which any Seller Party or the Current Manager has any liability with respect to Employees.

“Post-Closing Manager” means the contemplated manager of the Business on the Purchaser’s behalf following the Closing. The Post-Closing Manager shall be identified by Purchaser prior to expiration of the Due Diligence Period.

“Purchased Personal Property” is the Purchased Property other than the Real Property, including intangible Purchased Property.

“Purchased Property” is the property of Seller to be sold to Purchaser pursuant to this Agreement as set forth in Section 2.2 hereof.

“Real Property” shall mean:

(xxi)       with respect to the Burlington Facility that certain parcel of real property located at 5175 West Avenue, Burlington, Iowa and more particularly described in Schedule 1.1(c)(i) attached hereto;

(xxii)      with respect to the Carroll Facility that certain parcel of real property located at 1214 East 18th Street, Carroll, Iowa and more particularly described in Schedule 1.1(c)(ii) attached hereto;

(xxiii)     with respect to the Fairfield Facility that certain parcel of real property located at 3000 W. Madison Avenue, Fairfield, Iowa and more particularly described in Schedule 1.1(c)(iii) attached hereto;

(xxiv)    with respect to the Fort Madison Facility that certain parcel of real property located at 5025 River Valley Road, Fort Madison, Iowa and more particularly described in Schedule 1.1(c)(iv) attached hereto;

(xxv)     with respect to the Mount Pleasant Facility that certain parcel of real property located at 1406 East Linden Drive, Mount Pleasant, Iowa and more particularly described in Schedule 1.1(c)(v) attached hereto;

(xxvi)    with respect to the Muscatine Facility that certain parcel of real property located at 3515 Diana Queen Drive, Muscatine, Iowa and more particularly described in Schedule 1.1(c)(vi) attached hereto;

(xxvii)   with respect to the Cedar Rapids Facility that certain parcel of real property located at 2903 F. Avenue NW, Cedar Rapids, Iowa and more particularly described in Schedule 1.1(c)(vii) attached hereto;

(xxviii)    with respect to the Clinton Facility that certain parcel of real property located at 1701 13th Avenue North, Clinton, Iowa and more particularly described in Schedule 1.1(c)(viii) attached hereto;

7

(xxix)      with respect to the Des Moines Facility that certain parcel of real property located at 26 East Payton Avenue, Des Moines, Iowa and more particularly described in Schedule 1.1(c)(ix) attached hereto;

(xxx)        with respect to the Independence Facility that certain parcel of real property located at 505 Enterprise Drive SW, Independence, Iowa a and more particularly described in Schedule 1.1(c)(x) attached hereto;

(xxxi)      with respect to the Prairie Hills Ottumwa Facility that certain parcel of real property located at 173 East Rochester, Ottumwa, Iowa and more particularly described in Schedule 1.1(c)(xi) attached hereto;

(xxxii)     with respect to the Pennsylvania Facility that certain parcel of real property located at 1 Pennsylvania Place, Ottumwa, Iowa and more particularly described in Schedule 1.1(c)(xii) attached hereto;

(xxxiii)    with respect to the Tipton Facility that certain parcel of real property located at 219 South Cedar Street, Tipton, Iowa and more particularly described in Schedule 1.1(c)(xiii) attached hereto; and

(xxxiv)     those certain parcels of real property located at 912 Monticello Drive, Burlington, Iowa and at 12431 West Avenue Road, Burlington, Des Moines County, Iowa and more particularly described in Schedule 1.1(c)(xiv) attached hereto, in each instance together with all easements and rights of way serving or benefiting such property.

“Residency Agreement” means any agreement between Seller or a Current Operating Tenant, as applicable, and an individual contracting for such individual’s residency at a Facility, including without limitation any admissions agreements for residents.

“Seller” has the meaning provided in the preamble. For purposes of Sections 2.2 and 2.3 below, “Seller” shall also include the ECI Sellers.

“Seller’s Knowledge” means the knowledge of James T. Elliott IV following reasonable inquiry of and consultation with (i) Steve Gordon, Dave McGinnis and Joanie McGinnis with respect to the Facilities in the ECI Portfolio and (ii) Kumar Wickramasingha, Lidia Bryant, Ben Daniels and John Dockendorff with respect to the Facilities not in the ECI Portfolio (with such inquiry and consultation conducted by Mr. Elliott or his designees), in connection with the execution of this Agreement and the preparation of Schedules to this Agreement prior to Closing.

“Seller Parties” means collectively each party comprising the Seller. For purposes of Section 2.6, Section 4.5 and ARTICLE 6 below, “Seller Parties” shall also include the ECI Sellers.

“Transition Period Management Agreement” means a management agreement, in form and substance reasonably satisfactory to Transition Period Manager and Purchaser, to be

8

executed by Transition Period Manager and the tenant under the Transition Period Sublease, with respect to those Facilities for which a replacement manager is not in place as of the Closing Date.

“Transition Period Manager” means Sunnybrook Senior Living, LLC, an Iowa limited liability company.

Section 1.2           Certain Definitions.  For purposes of this Agreement:

“herein,” “hereunder,” “hereof,” “hereinbefore,” “hereinafter” and other equivalent words refer to this Agreement in its entirety and not solely to the particular portion of this Agreement in which such word is used, and references to “this article,” “this section,” “this paragraph,” “this subparagraph” or similar references to a specific part of this Agreement shall refer to the particular article, section, paragraph, subparagraph or specific part in which such reference appears;

“party” or “parties” means each or all, as appropriate, of the entities who have executed and delivered this Agreement, each permitted successor or assign of a party, and when appropriate to effect the binding nature of this Agreement for the benefit of another party, any other successor or assign of a party; and

“person” or “Person” means any individual, sole proprietorship, partnership, joint venture, corporation, estate, trust, unincorporated organization, association, limited liability company, institution or other entity, including any that is a governmental authority.

Section 1.3           Additional Defined Terms.  As used herein, the following terms shall have the meanings defined in the recitals or Section indicated below:

Defined Term	Section Reference
“Adjustments”	Section 3.1(a)
“Agreement”	Preamble
“Asset Acquisition Statement”	Section 3.3(b)
“Assignment and Assumption”	Section 5.4(c)
“Bill of Sale and Assignment	Section 5.4(b)
“CERCLA”	Section 6.10
“Changed Condition”	Section 4.3(a)
“CHOW Closing Condition”	Section 5.3(d)
“Closing Date”	Section 5.1
“COBRA”	Section 2.6
“Deed”	Section 2.4
“Deposit”	Section 3.1(b)
“Due Diligence Period”	Section 4.1(a)
“Effective Date”	Preamble
“EFR Liability”	Section 4.15
“Employees”	Section 6.29
“Escrow Agent”	Section 3.1(b)
“Excluded Liabilities”	Section 2.6

9

“Excluded Property”	Section 2.3
“Financial Statements”	Section 6.31
“Governmental Payor Programs	Section 6.15
“HIPPA”	Section 4.1(e)
“Hired Employees”	Section 4.4(c)
“HSR Act”	Section 4.9
“HUD Loans”	Section 4.6(b)(vi)
“Indemnification Cap”	Section 8.3(a)
“Indemnified Party”	Section 8.4(a)
Indemnifying Party”	Section 8.4(a)
“Initial Commitment”	Section 2.4(i)
“Losses”	Section 8.1
“material”	Section 10.11
“Monetary Liens”	Section 2.4(f)
“Notice of Changed Condition”	Section 4.3(a)
“OFAC”	Section 6.26
“Outside Date”	Section 5.6(c)
“Patriot Act”	Section 6.26
“Phase I ESA”	Section 4.1(f)
“Phase II ESA”	Section 4.1(g)
“Post-Closing Escrow Agreement”	Section 3.2(b)
“Potential Breach”	Section 4.3(a)
“Prepaids and Deposits”	Section 2.2(c)
“prevailing party”	Section 10.13
“Proration Date”	Section 3.4(b)
“Proration Schedule”	Section 3.4(a)
“Purchase Price”	Section 3.1(a)
“Purchaser”	Preamble
“Purchaser Indemnification Cap”	Section 8.3(b)
“Purchaser Threshold”	Section 8.3(ii)
“Records”	Section 10.7
“Rent Roll”	Section 6.14
“Requested Diligence Materials”	Section 4.1(b)
“Revised Statements”	Section 3.3(b)
“Scheduled Closing Date”	Section 5.1
“Schedule Due Date”	Section 4.13
“SEC”	Section 10.7
“Seller Plans”	Section 6.30
“Seller Representations”	Section 6.33
“Seller Threshold”	Section 8.3(a)
“Survey”	Section 5.4(a)
“Surveys”	Section 2.4(c)
“Title Company”	Section 2.4(a)

10

“Title Defects”	Section 2.4(b)
“Title Policy”	Section 2.4(a)
“Transition Period Sublease”	Section 5.4(m)
“Violations”	Section 4.10

Section 1.4           Rules of Construction.   For purposes of this Agreement:

(a)          “including” and any other words or phrases of inclusion shall not be construed as terms of limitation, so that references to “included” matters shall be regarded as non-exclusive, non-characterizing illustrations; “copy” or “copies” means that the copy or copies of the material to which it relates are true, correct and complete in all material respects;

(b)          “shall,” “will,” and “agrees” are mandatory, and “may” is permissive;

(c)          titles and captions of or in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend or describe the scope of this Agreement or the intent of any of its provisions;

(d)          whenever the context so requires, the singular includes the plural and the plural includes the singular, and the gender of any pronoun includes the other gender;

(e)          each Exhibit and Schedule referred to in this Agreement and each attachment to any of them or this Agreement is hereby incorporated by reference into this Agreement and is made a part of this Agreement as if set out in full in the first place that reference is made to it; and

(f)          every covenant, term and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any party hereto, regardless of which party was more responsible for the preparation of this Agreement.

ARTICLE 2
Purchase and Sale of the Purchased Property

Section 2.1           Sale of Purchased Property.   Subject to the provisions of this Agreement, Seller shall sell all of the Purchased Property to Purchaser and Purchaser will purchase the Purchased Property, free and clear of all Liens and liabilities whatsoever, except for the Assumed Liabilities and the Permitted Encumbrances.

Section 2.2           Purchased Property.

The Purchased Property shall include the following:

(a)          all inventory and supplies present at the Real Property and owned by Seller on the Closing Date (including food, beverages, office and kitchen supplies);

(b)          all of Seller’s right, title and interest in and to the Assumed Contracts and Leases, to the extent assignable;

11

(c)          all of Seller’s right, title and interest in the Residency Agreements, together with all pre-paid amounts paid by a resident pursuant to any Residency Agreement for or attributable to the periods from and after the Closing Date as well as any security deposits paid to Seller as of the Closing Date under the Residency Agreements (to the extent such deposits can be transferred in accordance with applicable law) together with any interest thereon to the extent such interest is or may be payable to the residents (or their respective representatives, successors, heirs or assigns) at any time following the Closing Date each as more particularly described on Schedule 2.2(c) (collectively “Prepaids and Deposits”);

(d)          all tangible personal property present at the Real Property and owned by Seller (including without limitation equipment, furniture, fixtures, signage and vehicles used in, arising from or related to the Business as of the Closing Date);

(e)          the Real Property as more particularly described on Schedule 1.1(c) attached hereto and the Improvements located thereon;

(f)          subject to applicable laws and regulations, all transferable Licenses;

(g)          all original books, records, accounts, files, logs, ledgers, journals, and other documents and other materials of Seller (or copies thereof) including any electronic data stored on disc, tape or other electronic format relating to the ownership, use, operation or management of the Business, to the extent within the possession or control of Seller (although Seller may retain copies thereof for the preparation of tax returns, compliance with applicable laws, and other business purposes);

(h)          all marketing and promotional materials in Seller’s possession or control, which relate exclusively to the Business, if any, or the services they provide, to the extent of Seller’s rights in such materials, including without limitation brochures, renderings, photographs and signage (although Seller may retain copies thereof for compliance with applicable laws);

(i)          all warranties and guarantees regarding the installation, application, manufacture, composition and/or inspection of the Purchased Property, and all other manufacturer and third-party warranties and guarantees relating to any of the Purchased Property, to the extent such warranties and guarantees remain in effect and are assignable by Seller, without cost to Seller;

(j)          all telephone and facsimile numbers of each Facility, and any email addresses used by the Facilities;

(k)          Intentionally Deleted;

(l)          all rights to the trade names of the Facilities, including those names listed in Schedule 2.2(l) attached hereto, and all derivations thereof, including without limitation all Intellectual Property related to such name and all derivations thereof, and all other Intellectual Property owned by Seller and necessary to the conduct of the Business as now conducted by Seller;

12

(m)          all records of all residents at each Facility, whether or not such resident was in occupancy prior to or on the Closing Date to the extent in the possession or control of Seller or the Current Manager, to the extent transfer to Purchaser is not prohibited, and subject to Section 4.1(e) and Section 10.1;

(n)          all intangible personal property of Seller, including all registrations, applications and licenses therefor, that is not specifically included in the Excluded Property, to the extent assignable, without cost to Seller, and for which any third party consents required for such assignment have been obtained;

(o)          all rights in and to any claims or causes of action to the extent they are in the nature of enforcing a guaranty, warranty, or a contract obligation to complete the Improvements, make repairs, or deliver services to the Purchased Property other than (i) claims for damages or other monetary loss incurred by Seller prior to the Closing Date and (ii) claims relating to Excluded Liabilities or Excluded Property; and

(p)          any other tangible or intangible assets, property or rights of any kind or nature not otherwise described above in this Section 2.2 and now owned or hereafter acquired between the Effective Date and the Closing Date by Seller and used in connection with the operation of the Business (other than Excluded Property and rights relating solely to the Excluded Liabilities).

To the extent any of the foregoing Purchased Property is available in electronic format, Seller shall provide Purchaser with same in such electronic format, in addition to physical copies of same.

Section 2.3           Excluded Property.

“Excluded Property” means the following categories of properties, which although they may currently form part of the Business, are excluded from the Purchased Property:

(a)          cash, cash surplus, cash equivalents or other investments of Seller, Current Manager and Current Operating Tenant (other than the Prepaids and Deposits);

(b)          Seller’s accounts receivable for rent or services provided prior to 11:59 p.m. on the date immediately preceding the Closing Date;

(c)          all operating agreements, minute books, membership ledgers and income tax records of Seller Parties;

(d)          any rights of Seller with respect to federal, state or local tax refunds or credits;

(e)          the Seller Plans, the assets and insurance policies relating to the Seller Plans, and any records relating thereto;

(f)          all contracts of insurance and claims and interests in any insurance, insurance claims, escrows, revenues or right to indemnity from third parties or other rights relating to the Excluded Liabilities;

13

(g)          Seller’s rights and interests under this Agreement;

(h)          security deposits and utility deposits, to the extent not added to the Purchase Price at Closing pursuant to Section 3.2;

(i)          the shares of capital stock of any Seller, Current Operating Tenant or Current Manager;

(j)          those rights relating to deposits and prepaid expenses listed specifically on Schedule 2.3 and claims for refunds and rights to offset in respect thereof pertaining to the operations of the Purchased Property prior to the Closing Date;

(k)          contracts to which any Seller, Current Operating Tenant or Current Manager is a party or otherwise bound that are listed specifically on Schedule 2.3;

(l)          all personnel records that any Seller, Current Operating Tenant or Current Manager is required by applicable law to retain in their possession;

(m)          all rights of any Seller, Current Operating Tenant or Current Manager under this Agreement, the Bill of Sale, the Assignment and Assumption Agreement, and the Escrow Agreement; and

(n)          any other asset listed specifically on Schedule 2.3.

Section 2.4           Title to Real Property and Surveys.

At Closing, Seller agrees to convey insurable fee simple title to the applicable Real Property to Purchaser by special warranty deed (the “Deed”), subject only to the Permitted Encumbrances. The legal description of the Real Property to be contained in the Deed shall be the same legal description as is attached hereto in the applicable subsection of Schedule 1.1(c); provided, if the legal description as disclosed by the Survey, as defined in Section 5.4(a), differs from the legal description in the applicable subsection of Schedule 1.1(c), or the Initial Commitment reveals any errors or omissions in the legal descriptions, then Seller shall also provide a quitclaim deed utilizing such Survey legal description.

(a)          Purchaser shall promptly order (but in no event later than three (3) business days following the Effective Date), at Seller’s expense, from Stewart Title Guaranty Company (“Title Company”), an ALTA Form 2006 Commitment (or such other form as is acceptable to Purchaser), with such customary endorsements as Purchaser shall reasonably require and with insurance coverage over any “gap” period (the “Initial Commitment”) for an owner’s title insurance policy (the “Title Policy”), in an amount no less than the Purchase Price allocated to the Real Property evidencing that Seller or the ECI Seller, as applicable, is vested with fee simple title to the Real Property. Seller shall convey fee simple title to the Real property, free and clear of all liens, encumbrances, exceptions or qualifications whatsoever save and except for (i) those exceptions specified as permitted exceptions listed on Schedule 2.4(a) attached hereto (the “Permitted Title Exceptions”), (ii) those exceptions evidenced in writing as being otherwise acceptable to Purchaser in its sole discretion which shall thereafter be deemed Permitted Title

14

Exceptions, and (iii) those exceptions to title which are to be discharged by Seller at or before Closing. The Initial Commitment shall also evidence that upon the execution, delivery and recordation of the deeds to be delivered at Closing and the satisfaction of all requirements specified in Schedule B, Section 1 of the Initial Commitment, Purchaser shall acquire fee simple title to the Real Property, subject only to the Permitted Title Exceptions.

(b)          If Purchaser or its attorneys shall determine that title to the Real Property is unsatisfactory to Purchaser for reasons other than the existence of Permitted Title Exceptions or exceptions which are to be discharged by Seller at or before Closing, then Purchaser shall notify Seller prior to the end of the Due Diligence Period (as herein defined) of those liens, encumbrances, exceptions or qualifications to title listed in the Initial Commitment which either are not Permitted Title Exceptions, are unsatisfactory to Purchaser or are not contemplated by this Agreement to be discharged by Seller at or before Closing, and any such liens, encumbrances, exceptions or qualifications shall be hereinafter referred to as “Title Defects.”

(c)          Purchaser, at Purchaser’s expense, may order an update to the surveys of the Real Property (the “Surveys”) previously provided to Purchaser and Seller hereby grants Purchaser and Purchaser’s agents the right to access the Real Property as may be reasonably required to perform such work. Purchaser shall notify Seller in writing within five (5) business days after receipt of the Surveys (copies of which will be provided simultaneously to Seller) of any Title Defects identified on the Surveys specifying any matters shown on the Surveys which was not set forth on the survey previously delivered to Purchaser and which adversely affect the title to the Real Property and the same shall thereupon be deemed to be Title Defects hereunder.

(d)          Within five (5) business days of receipt from Purchaser of a written notice of any Title Defects, together with a copy thereof, Seller shall notify Purchaser as to whether it will cure such Title Defect, and if it elects to cure any such Title Defect, it shall in good faith diligently endeavor to satisfy or correct, at Seller’s expense, such Title Defect on or before the date of Closing in such manner as to permit the Title Company to either endorse the Initial Commitment or to issue a replacement commitment to eliminate the Title Defect therefrom. Failure of Seller to give such notice within such five (5) business day period shall be deemed to be an election not to cure such objection. In the event Seller does not elect to satisfy or cure any Title Defect of which it is notified, then within five (5) business days after receipt of written notice of Seller’s election, or within five (5) business days after the expiration of Seller’s five (5) business day notification period if Seller fails to give any such notice, Purchaser shall by written notice to Seller elect one of the following:

(i)          to accept Seller’s interest in the applicable Purchased Property subject to such Title Defect, in which event such Title Defect shall become part of the Permitted Title Exceptions, and to close the transaction contemplated hereby in accordance with the terms of this Agreement; or

(ii)         to terminate this Agreement in its entirety and receive a refund of the Deposit.

15

The failure of Purchaser to give written notice of its election to either accept the Purchased Property subject to such Title Defect(s) or to terminate this Agreement within the applicable five (5) business day period shall be deemed an election by Purchaser to terminate this Agreement and to receive a refund of the Deposit.

(e)          In the event Seller elects in writing to cure any Title Defect and thereafter is unable, after acting diligently and in good faith, to effect such cure, on or before the date of Closing, then Purchaser shall have, as its sole remedy, the options described in Section 2.4(d) above. Seller shall have no obligation under this Section 2.4(e) to expend monies or to institute litigation to cure Title Defects except those described in Section 2.4(f) below.

(f)          Notwithstanding anything in this Agreement to the contrary, Seller covenants and agrees that at or prior to Closing, Seller shall (i) pay in full and cause to be canceled and discharged or otherwise bond and discharge as liens against the Purchased Property all mechanics’ materialmen’s, repairmen’s, contractors’ or other similar Liens which encumber the Purchased Property as of the date hereof created by, through or under Seller or which may be filed against the Purchased Property after the date hereof created by, through or under Seller and on or prior to the Closing Date, (ii) pay in full all past due ad valorem taxes and assessments of any kind constituting a lien against the Purchased Property which are due and payable, and (iii) pay in full or cause to be canceled and discharged all security deeds or other security instruments encumbering the property and all judgments which have attached to and become a lien against the Purchased Property by, through or under Seller (collectively, the “Monetary Liens”). If Seller fails to cause such Monetary Liens to be paid and canceled at or prior to Closing, Purchaser shall be entitled to pay such reasonable amount to the holder thereof as may be required to pay and cancel same, and to credit against the Purchase Price the amount so paid.

(g)          Except as set forth on Schedule 2.4(g), Seller has not granted any license, lease, easement or other right relating to the use or possession of the Real Property, except (i) under the Residency Agreements entered into by Seller in the ordinary course of business between the Effective Date and the Closing Date and the Operating Leases); or (ii) as may be set forth in the Initial Commitment, and Seller agrees that it shall not grant any such right prior to Closing without the prior written approval of Purchaser, which may be withheld in Purchaser’s sole and absolute discretion.

Section 2.5           Assumed Liabilities.

Subject to the terms and conditions of this Agreement, on the Closing Date, Purchaser shall assume and agrees to pay, perform or discharge only the Assumed Liabilities. Other than the Assumed Liabilities, Purchaser shall not assume any of Seller’s debts, obligations or liabilities, of any kind or nature, including without limitation any civil claims or other legal proceedings or legal or regulatory investigations or actions arising out of or during Seller’s ownership, use, operation or management of the Business or any of the Purchased Property or the Excluded Property, all of which Seller shall pay, perform and discharge when due. Nothing in this Section 2.5 shall be deemed to preclude either party from contesting any liability or obligation in good faith through the appropriate process.

16

Section 2.6           Excluded Liabilities.

All of Seller’s debts, obligations and liabilities, other than the Assumed Liabilities, including any liability, obligation, claim, action, suit, or proceeding pending as of the Closing Date, or any subsequent claim, action, suit, or proceeding arising out of or relating to any such other event occurring prior to the Closing, with respect to the ownership or operation of the Business prior to the Closing Date, including without limitation any obligations of the Seller Parties for compliance with applicable federal, state, county, and local tax laws or regulations, including the obligations under such laws for the payment of taxes and the filing of tax returns, under Part 6 of Title I of ERISA and Section 4980B of the IRC, as amended (commonly known as “COBRA”), the Seller Plans, the Fair Labor Standards Act, Title VII of the Civil Rights Act of 1964, the Occupational Safety and Health Act, the Age Discrimination in Employment Act of 1967, the Americans With Disabilities Act, the Family and Medical Leave Act, or state worker’s compensation and unemployment compensation laws, as now or hereafter amended, are collectively referred to herein as the “Excluded Liabilities.”

ARTICLE 3
Purchase Price; Payment of Purchase Price; Allocation

Section 3.1           Purchase Price and Deposit.

(a)          Purchase Price. Subject to any adjustments and prorations expressly provided for in this Agreement, including those described in Section 3.4 (collectively, “Adjustments”), the purchase price (the “Purchase Price”) for the Purchased Property shall be a total of One Hundred Seventy-Five Million Five Hundred Seventy Five Thousand and No/100 U.S. Dollars ($175,575,000).

(b)          Deposit. The parties acknowledge that within three (3) business days after the Effective Date, if the Closing has not occurred and this Agreement has not been terminated in accordance with its terms, if Purchaser does not elect to terminate this Agreement pursuant to Section 4.1, Purchaser shall deliver to Stewart Title Guaranty Company (or any other mutually acceptable escrowee) (the “Escrow Agent”) Three Million and No/100 U.S. Dollars ($3,000,000) (the “Deposit”). The term “Deposit” shall mean the Deposit, if and when the Deposit is made. The Escrow Agent shall hold the Deposit in a non-interest bearing account pursuant to an escrow agreement in the form attached hereto as Exhibit A.

(c)          The Deposit shall be paid and returned to Purchaser upon the termination of this Agreement by Purchaser pursuant to the right to so terminate granted to Purchaser under Section 2.4(d)(ii), Section 4.3, Section 5.6(b), Section 5.6(c), Section 5.8, Section 9.1(a), Section 9.1(b), Section 9.1(d), Section 9.1(e), Section 10.11 and Section 10.12 in each instance, upon proper written demand of Purchaser to Seller and the Escrow Agent stating the reason for such termination and referencing the section of this Agreement providing Purchaser with the right to do so. Upon receipt of such written demand by Seller, Seller and Purchaser shall direct the Escrow Agent, in writing, to pay and disburse the Deposit immediately to Purchaser (whereupon this Agreement shall terminate and neither party shall have any further rights or obligations hereunder, except as otherwise expressly provided herein).

17

(d)          The Deposit shall be paid to Seller: (i) at the Closing, should the Closing occur, in partial satisfaction of the Purchase Price as provided in Section 3.2(b) hereof; or (ii) as liquidated damages (and not as a penalty) upon the termination of this Agreement by Seller under Section 5.6(a). In each such instance, Seller and Purchaser shall direct the Escrow Agent, in writing, to pay and disburse the Deposit immediately to Seller (whereupon this Agreement shall terminate and neither party shall have any further right or obligations hereunder, except as otherwise expressly provided herein).

(e)          Without limiting Purchaser’s other rights and remedies hereunder, Purchaser may terminate this Agreement for any reason or for no reason whatsoever during the Due Diligence Period (as herein defined) with respect to all (but not less than all) of the Facilities and upon any such termination the Deposit shall be returned to Purchaser.

Section 3.2           Payment of Purchase Price.

The Purchase Price shall be paid by Purchaser, at Closing, as follows:

(a)          The Purchase Price, as adjusted for any prorations pursuant to Section 3.4 below, and credits and additions described in Section 3.2(b) below, shall be paid at Closing by wire transfer in accordance with wire instructions provided by Seller at least three (3) business days before Closing.

(b)          Purchaser shall receive a credit against payment of the Purchase Price by the amount of (i) the Deposit, (ii) the accrued vacation and sick pay amounts included in the Assumed Liabilities, and (iii) unless otherwise paid by Seller, the amounts to be paid by Seller under Section 2.4(a) and Section 4.6(b) of this Agreement. If, at Purchaser’s request, Seller leaves any of Seller’s security deposits or utility deposits in place following Closing, then the amount of any such security deposit or utility deposit shall be added to the Purchase Price and paid to Seller pursuant to Section 3.2(a).

Purchaser shall deposit the Holdback Amount into an interest-bearing escrow account with the Escrow Agent pursuant to an Escrow Agreement in substantially the form attached hereto as Exhibit B (the “Post-Closing Escrow Agreement”). The funds held pursuant to the Post-Closing Escrow Agreement shall be available according to the terms of the Post-Closing Escrow Agreement to secure any obligations of Seller to Purchaser pursuant to Section 3.4(iv)(d) and Section 8.1 hereof. Fifty percent (50%) of the Holdback Amount shall be released to Seller at the end of the sixth (6th) calendar month following the Closing Date, less any amounts claimed by Purchaser prior to such distribution date, which shall be held in accordance with the terms of the Post-Closing Escrow Agreement until finally adjudicated, and the remainder of the Holdback Amount shall be released to Seller at the end of the twelfth (12th) calendar month following the Closing Date, less any amounts claimed by Purchaser prior to such distribution date, which shall be held in accordance with the terms of the Post-Closing Escrow Agreement until finally adjudicated.

(c)          Purchaser shall assume the Assumed Liabilities.

18

Section 3.3           Allocation of Purchase Price.

(a)          With respect to the individual Facilities, the Purchase Price shall be allocated as set forth on Schedule 3.3, which will be provided by Seller at least ten (10) days prior to the end of the Due Diligence Period. Any adjustments to the Purchase Price provided herein that are attributable solely to a particular Facility shall result in an adjustment of the Purchase Price allocated to such Facility. Any adjustments to the Purchase Price provided herein that are attributable to one or more Facilities shall result in a pro-rata adjustment (determined in accordance with the proportional amount of Purchase Price allocated to each Facility) of the Purchase Price allocated to each Facility with respect to which such adjustment is attributable.

(b)          Additionally, the parties acknowledge that the transactions contemplated hereunder must be reported in accordance with Section 1060 of the IRC. The parties shall report the transactions contemplated hereunder for all purposes in accordance with the purchase price allocation set forth on Schedule 3.3 hereto, which schedule the parties acknowledge and agree will be completed during the Due Diligence Period. The parties shall share information and cooperate to the extent necessary to permit the transactions to be properly, timely, and consistently reported. Prior to the expiration of the Due Diligence Period, Purchaser and Seller shall agree upon an allocation of the Purchase Price for local, state and federal tax purposes, which allocation will specify the Purchase Price for the Purchased Property by each parcel of Real Property (and the related Facility), Personal Property and Other Assets. The agreed allocation will be attached to this Agreement in the form shown on Schedule 3.3 and will be used by the parties to determine the amount of Purchase Price payable to each Seller (or its constituent members hereunder). In accordance with such allocation, Purchaser shall prepare and deliver to the Seller copies of Form 8594 and any required exhibits thereto (the “Asset Acquisition Statement”). Purchaser shall prepare and deliver to the Seller from time to time revised copies of the Asset Acquisition Statement (the “Revised Statements“) so as to report any matters on the Asset Acquisition Statement that need updating (including purchase price adjustments, if any) as agreed to by Purchaser and Seller. The Purchase Price for the Purchased Property shall be allocated in accordance with the Asset Acquisition Statement or, if applicable, the last Revised Statements, provided by Purchaser to Seller, and all income Tax Returns and reports filed by Purchaser or the Seller (whether together or independently) shall be prepared consistently with such Allocation.

Section 3.4           Prorations.

(a)          The following items shall be prorated between Seller and Purchaser as of 11:59 p.m. on the date immediately preceding the Closing Date; prorations credited to Purchaser shall reduce the Purchase Price and prorations credited to Seller shall increase the Purchase Price at Closing as follows:

(i)          city, state, and county ad valorem taxes for the year in which the Closing occurs based on the ad valorem tax bills for the Purchased Property, if then available for such year, or if not, then on the basis of the ad valorem tax bill for the Purchased Property for the immediately preceding year. (If such proration is based on an ad valorem tax bill for the immediately preceding year and should such proration prove to be inaccurate on

19

receipt of the ad valorem tax bill for the Purchased Property for the year of Closing, then either Seller or Purchaser, as applicable, may demand at any time after Closing a payment from the other party in an amount sufficient to correct such malapportionment);

(ii)         sanitary sewer taxes and utility charges, if any; provided, however, that Purchaser may elect, prior to Closing, to require that the meters for all utility charges be read and terminated as of the end of the last business day preceding the Closing Date, in which case Seller shall be responsible for and shall pay for all such charges first accruing or relating to the period prior to the Closing Date;

(iii)        all payment obligations under the Assumed Contracts and Leases; and

(iv)        resident rents and other revenues (including Prepaids and Deposits, if any).

Purchaser and Seller shall prepare a proposed schedule (the “Proration Schedule”) not later than two (2) business days prior to Closing, including the items listed above and any other items the parties determine necessary. Such Proration Schedule shall include all applicable income and expenses with regard to the Purchased Property. Seller and Purchaser will use all reasonable efforts to finalize and agree upon the Proration Schedule at least two (2) business days prior to Closing.

(b)          Seller shall receive all income from the Purchased Property attributable to the period prior to the Proration Date (as defined below) and shall, unless otherwise provided for in this Agreement, be responsible for all expenses of the Purchased Property attributable to the period prior to 11:59 P.M. on the date immediately preceding the Closing Date (the “Proration Date”). In the event Purchaser receives any payment from a resident for rent due for any period prior to the Proration Date or payment of any other receivable of Seller, Purchaser shall forward such payment to Seller. Payments received from a resident shall be allocated first to any current balances due from such resident.

(c)          Purchaser shall receive all income from the Purchased Property attributable to the period from and after the Proration Date and shall, except as otherwise provided for in this Agreement, be responsible for all expenses of the Purchased Property attributable to the period from and after the Proration Date. In the event Seller or Seller’s affiliates receive any payment from a resident for rent due for any period from and after the Proration Date, Seller shall forward such payment to Purchaser.

(d)          The parties agree that any amounts that may become due under this Section 3.4 shall be paid at Closing as can best be determined. A post-Closing reconciliation of prorated items shall be made by the parties within ninety (90) days after the Closing Date and any amounts due at that time shall be promptly forwarded to the respective party to whom such amounts are due in a lump sum payment. Any additional amounts which may become due after such determination shall be forwarded at the time they are received. Any amounts due under this Section 3.4 which cannot be determined within ninety (90) days after the Closing Date (such as, for example, fiscal year-end real estate taxes) shall be reconciled as soon thereafter as such amounts can be determined. Purchaser and Seller agree that each shall have the right to audit the

20

records of the other in connection with any such post-Closing reconciliation. Any payments made pursuant to this Section 3.4 shall be treated as a purchase price adjustment for income tax purposes.

(e)          Purchaser shall receive a credit towards the Purchase Price for the Accrued Employee Vacation and any other obligations as otherwise expressly agreed by Purchaser and Seller.

(f)          This Section 3.4 shall survive the Closing for a period of one (1) year following the Closing Date.

ARTICLE 4
Certain Other Covenants and Agreements

Section 4.1           Inspection and Due Diligence.

(a)          Prior to Closing, Purchaser (including its agents and representatives) shall be permitted to inspect the Facility and the Purchased Property. The “Due Diligence Period” for purposes of this Agreement means a period extending until 5:00 p.m. Eastern on August 7, 2014, or on such earlier day as Purchaser expressly confirms in writing that it has completed its diligence review and waived the remainder of the Due Diligence Period. The Purchaser shall be entitled to continue all such inspections during and after the Due Diligence Period. Such inspections may include an independent appraisal and environmental assessments (including Phase I assessments and Phase II assessments if Seller consents to any such Phase II assessment which consent shall not be unreasonably withheld, conditioned or delayed), impact study and detailed architectural and engineering inspections of buildings and mechanical systems located on the Real Property and any other inspections which may reasonably be required by potential lenders or investors. Purchaser shall not conduct any drilling, boring, soil testing or other physically intrusive inspections without Seller’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, if done in connection with any Phase II assessment. Seller shall allow Purchaser and its authorized representatives reasonable access upon prior notice during normal business hours and until the Closing to Seller’s executive personnel and records, shall permit examination and testing, and shall furnish Purchaser and its authorized representatives such information concerning the Purchased Property and the Facility as Purchaser reasonably requests, to the extent within the possession and control of Seller or Current Manager. Purchaser and its authorized representatives shall have the right to review and copy, at Purchaser’s expense, all such books, accounts, records, agreements or other documents as it may reasonably deem advisable. Seller shall, upon reasonable request by Purchaser, make available to Purchaser by electronic data room or otherwise, copies of all records, files, correspondence, invoices, resident lists, supplier lists, blueprints, specifications, designs, drawings, business records and plans, operating and financial data, environmental assessments, property reports, permits and regulatory files and other data associated with or used by Seller in connection with its operation of the Business or its ownership or operation of the Purchased Property, including without limitation all of the information requested in Exhibit G of this Agreement to the extent Seller Parties or the Current Manager has possession and control of such information, and in the form in which Seller maintains such information in the ordinary course of

21

its business. Seller shall have no obligation to prepare any summaries, abstracts, compilations or reports in connection with Purchaser’s investigation that Seller Parties or the Current Manager do not maintain or compile in the ordinary course of Seller Parties’ or the Current Manager’s business. For purposes of this Agreement, documents or information shall be deemed to have been “made available” to Purchaser if copies have been delivered or viewed by Purchaser in tangible or electronic form, or if such documents or information have been made available at the Facility or on an internet or electronic data site to which Seller has granted Purchaser or its representatives access. Purchaser shall notify Seller in advance of any site visits by Purchaser or its contractors or representatives. All site visits and contacts with Seller personnel shall be coordinated through James T. Elliott IV or Seller’s counsel, and Purchaser shall not contact any Seller personnel, residents or service providers directly.

(b)          Purchaser hereby acknowledges receipt of each of the materials in Seller’s or Current Manager’s possession and listed in Exhibit G (the “Requested Diligence Materials”).

(c)          If the Requested Diligence Materials disclose any matters which need correction, such matters shall be corrected by Seller to the extent within Seller’s reasonable control.

(d)          In conducting any inspections, investigations or tests of the Purchased Property, Purchaser shall (i) not unreasonably disturb the tenants or interfere with their use of the Purchased Property; (ii) not materially or unreasonably interfere with the operation and maintenance of the Purchased Property; (iii) not materially damage any part of the Purchased Property or any personal property owned or held by any tenant or any third party; (iv) not injure or otherwise cause bodily harm to Sellers’ agents, guests, invitees, contractors and employees or any tenants or their guests or invitees; (v) comply in all material respects with all applicable laws; and (vi) not permit any Liens to attach to the Purchased Property by reason of the exercise of its rights hereunder. Purchaser agrees to indemnify and save and hold Seller harmless from and against any and all claims, suits, liabilities, costs and expenses incurred due to personal injury or damage to the Purchased Property or sustained by Seller arising from or in connection with inspection of the Purchased Property by Purchaser and its employees, agents, engineers, consultants, contractors and representatives; provided, however, the foregoing shall exclude any claims, suits, liabilities, costs and expenses incurred or sustained by Sellers arising from (i) the negligence or willful misconduct of Sellers or their agents, representatives, employees or contractors or (ii) any pre-existing conditions not exacerbated by Purchaser. Before entering the Real Property for the purpose of inspection, testing or investigations, Purchaser shall furnish Seller a certificate of insurance issued by an insurance company licensed to transact business in the State of Iowa evidencing the existence of a policy of commercial general liability insurance and, if necessary, commercial umbrella insurance, insuring Seller and Purchaser against any and all liability for injury to or death of a person or persons, or damage to property, occasioned by or arising out of or in connection with Purchaser’s and such other person’s entry onto the Real Property, the combined limit of such policies to be in an amount not less than $1,000,000 each occurrence and $2,000,000 in the aggregate. The provisions of this Section 4.1(d) shall survive the Closing or the termination of this Agreement pursuant to any provision hereof. In the event that the Purchased Property is disturbed or altered (reasonable wear and tear excepted) as a result of Purchaser’s activities under this Section 4.1(d), Purchaser shall promptly restore such disturbed or altered areas of the

22

Purchased Property to substantially its condition existing prior to the commencement of such activities which disturb or alter the Purchased Property.

(e)          The parties hereto acknowledge that Seller may possess or have access to certain information subject to the Health Insurance Portability and Accountability Act of 1996 and any regulations promulgated thereunder (“HIPAA”). Notwithstanding any other provision of this Agreement, Seller shall have no obligation under this Agreement to disclose to Purchaser any information which would violate or put Seller in a position of noncompliance with any city, county, state or federal privacy or security act, law, or regulation or the provisions of HIPAA or which would result in Seller breaching any contractual provisions imposed on Seller with respect to the requirements of HIPAA and/or any such city, county, state, or federal act, law or regulation.

(f)          Purchaser may perform or cause to be performed a Phase I Environmental Site Assessment of any portion of the Real Property (the “Phase I ESA”). Purchaser shall provide Seller with a copy of each Phase I ESA prepared on Purchaser’s (or its lender’s) behalf within five (5) business days of completion and receipt of each by Purchaser. Any subsequent amendments thereto will also be provided to Seller within five (5) business days after completion and receipt by Purchaser thereof.

(g)          If any Phase I ESA, or any update thereof, reveals areas of environmental concern that, in the opinion of the consultant who prepared the Phase I ISA, warrant further investigation, Purchaser may, at its discretion, request Seller’s consent to commence a Phase II Environmental Site Assessment of the applicable portion of the Real Property (“Phase II ESA”). A Phase II ESA consists of further investigation of recognized environmental conditions identified in the Phase I ESA including sampling and analysis of soil and groundwater necessary to determine whether or not contamination has occurred. Seller’s consent to conduct a Phase II ESA may be withheld in Seller’s sole discretion. If Seller permits Purchaser to conduct a Phase II ESA, upon Seller’s request, Purchaser will provide to Seller a copy of the Phase II ESA within five (5) days of completion and receipt by Purchaser and any subsequent amendments and/or reports relating to the Phase II ESA.

(h)          The costs of the Phase I ESA and the costs of the Phase II ESA and any updates thereof shall be paid by Purchaser.

Section 4.2           Conduct of Business Prior to the Closing Date.

Seller covenants and agrees with Purchaser that from the Effective Date hereof through the Closing Date, except as otherwise expressly contemplated in this Agreement, unless Purchaser otherwise consents in writing (which consent shall not be unreasonably withheld, conditioned or delayed) Seller shall, and shall cause the Current Operating Tenant and Current Managers in their capacities as operators and managers of the Business to:

(a)          Use good faith efforts to operate the Business in all material respects in the ordinary course of business in a commercially reasonable manner, including (i) incurring expenses consistent with Seller Parties’ past practices in the operation of the Business and

23

(ii) using commercially reasonable efforts to preserve the Business’ present business operations, organization and goodwill and their relationships with customers, employees, advertisers, suppliers and other contractors.

(b)          Operate the Business and otherwise conduct business in all material respects in accordance with the terms or conditions of all applicable Healthcare Licenses and Licenses, and all other rules, regulations, laws, and orders of all governmental authorities having jurisdiction over any aspect of the operation of the Business and all applicable insurance requirements.

(c)          Maintain the books, records, and financial statements for the Business consistent with past practices.

(d)          Timely comply in all material respects with the Assumed Contracts and Leases.

(e)          Not sell, lease, grant any rights in or to or otherwise dispose of or otherwise relinquish control of, or agree to sell, lease or otherwise dispose of, the Purchased Property in whole or in part except for Residency Agreements entered into in the ordinary course and dispositions of assets that are in the ordinary course of business, and if material, are replaced by similar assets of substantially equal or greater value and utility.

(f)          Take commercially reasonable efforts to maintain the Purchased Property in the same condition as it exists as of the Effective Date, except for ordinary wear and tear, in a manner consistent with past practices.

(g)          Not default on any loans to Seller or secured by any Purchased Property which are not fully cured or satisfied at Closing.

(h)          Not enter into any contracts (other than contracts which impose no obligation on Purchaser following the Closing or can be terminated upon not more than thirty (30) days’ notice or Residency Agreements in the ordinary course of business), whether or not material, without the consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed.

(i)          Not make any alterations or improvements to the Real Property or make any capital expenditure with respect to the Real Property in excess of $100,000 other than those that (i) are currently budgeted for completion, (ii) are required by law, (iii) are necessary to preserve the coverage under or comply with the terms of any insurance policy with respect to the Business or (iv) are in Seller’s business judgment necessary to address emergency conditions or to maintain the goodwill and competitive standing of the Business.

(j)          Maintain normal levels of inventory and supplies on hand for the Business (including medical supplies, food, beverages, office and kitchen supplies), consistent with past practice and as necessary to comply with applicable laws and regulations.

(k)          Make available to Purchaser copies of all internally generated monthly financial reports.

24

(l)          Provide Purchaser, through each applicable Current Manager or otherwise, with a Rent Roll on the tenth (10th) day of each calendar month, that will be current through the last day of the previous calendar month.

(m)          Inform Purchaser promptly regarding the resignation, termination or hiring of an Administrator, Executive Director or Assistant Director, as applicable (if any), of any Facility.

Section 4.3           Notification of Certain Matters.

(a)          Seller shall give prompt written notice to Purchaser, and Purchaser shall give prompt written notice to Seller (each, a “Notice of Changed Condition”), to the extent either such party becomes aware of (i) the occurrence, or failure to occur, of any event (a “Changed Condition”) that would be likely to cause any of their respective representations or warranties contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Closing Date, and (ii) any failure on their respective parts to comply with or satisfy, in any material respect, any covenant, condition, or agreement to be complied with or satisfied by any of them under this Agreement (a “Potential Breach”). Any Notice of Changed Condition shall specify that it is being provided to Purchaser pursuant to this Section 4.3.

(b)          Upon receipt of any such Notice of Changed Condition, if Purchaser does not approve of the Changed Condition, Purchaser may elect, by written notice given to Seller on or prior to the earlier of (a) five (5) business days after receipt of notice of the Changed Condition or (b) the Closing Date, to terminate this Agreement, in which event the Deposit shall be refunded to Purchaser. Upon such termination, neither party hereto shall have any further rights against, or obligations to, the other under this Agreement except those obligations expressly surviving a termination of this Agreement. If after receipt of notice from Seller of any Changed Condition or if after Purchaser otherwise obtains actual knowledge of a Changed Condition, Purchaser does not elect to terminate the Agreement as provided above, Purchaser shall be deemed to have waived any claim hereunder with respect to the Changed Condition. Anything herein to the contrary notwithstanding, Purchaser acknowledges and agrees that changes to the Rent Roll during the term of this Agreement will not be deemed a Changed Condition.

(c)          For the avoidance of doubt, no Notice of a Changed Condition describing a Potential Breach shall be subject to Section 4.3(b) above, and this Section 4.3 shall not limit Purchaser’s rights and remedies contained in ARTICLE 9 hereof in the event of a breach of this Agreement by Seller.

Section 4.4           Employees; Accrued Vacation, Sick Pay, etc.

(a)          For purposes of this Section 4.4, all references to employment by an entity include both direct employment by such entity, employment by an affiliate of such entity, or employment through one or more employee leasing or similar arrangements that such entity or its affiliate has entered into with a third party and all references to Plans includes any such Plan provided directly by the applicable entity, by their respective affiliates, or by any such employee leasing company under an agreement with the above.

25

(b)          Seller shall pay any severance costs payable with respect to the termination of employment by Seller, Current Operating Tenant or the Current Manager (as applicable) of any Employee (as defined below in Section 6.29), including Employees who are offered post-Closing employment at the Facility, pursuant to any severance policies or plans or required by law, including the WARN Act (if applicable). Seller shall be solely responsible for WARN Act compliance for all Employees.

(c)          Effective as of 11:59 PM on the date immediately preceding the Closing Date, all Employees hired by Post-Closing Manager (the “Hired Employees”) shall cease to be active participants in the Seller Plans in accordance with the terms of the Seller Plans and applicable law, including ERISA. Seller, Current Operating Tenant or the Current Manager, as applicable, shall retain liability for all claims incurred by the Employees (and their enrolled dependents) under the Seller Plans prior to the Closing Date or if later, the date coverage under the Seller Plans ceases in accordance with the terms of such Seller Plans.

(d)          Seller shall be responsible for complying with the continuation health care coverage requirements of COBRA with respect to any individual who became a “qualified beneficiary” as of or prior to the Closing Date, including as a result of this transaction. Purchaser shall be responsible for complying with all requirements of COBRA with respect to any Hired Employee (or enrolled dependent) who becomes a “qualified beneficiary” on or after the Closing Date.

(e)          Seller shall be responsible for payment of all short- and long-term disability claims of Employees from disabilities arising prior to the Closing Date, to the extent covered by Seller Plans. Purchaser shall be responsible for payment of all short- and long-term disability claims from disabilities of Hired Employees incurred on or after the Closing Date to the extent covered by the Purchaser Plans.

(f)          As to any Hired Employee, Seller shall cause the release of such Hired Employee from any contractual provision with Seller to the extent that such provision would impair the utility of such Hired Employee’s services the Post-Closing Manager in conducting the Business following the Closing in substantially the same manner it is conducted by Seller, Current Operating Tenant or the Current Manager immediately prior to the Closing Date, or to the extent that such provision would impose upon such Hired Employee any monetary or other obligation to Seller for violation of restrictive covenants or confidentiality provisions with respect to the Business (other than any such restrictive covenants or confidentiality provisions contained in Assumed Contracts and Leases being transferred to Purchaser or any such covenant mandating the return to Seller or the Current Manager of property not being transferred to Purchaser hereunder).

(g)          Post-Closing Manager, at Purchaser’s expense, shall be responsible for all obligations to Hired Employees with respect to vacation pay and sick pay accrued with respect to Hired Employees for services rendered to Seller through the date preceding the Closing Date, to the extent described on Schedule 4.4(g), as updated by the Seller through 11:59 PM on the date preceding the Closing Date, and in accordance with Seller’s vacation and sick pay policies as of the Effective Date. There shall be a clean cut-off of payroll on the date preceding the Closing

26

Date with respect to the Hired Employees. Seller shall be responsible for, and shall pay at Closing, all salary, wages, and other compensation, accrued with respect to Hired Employees and other Employees who are terminated in connection with the transaction for services rendered to Seller through 11:59 P.M. on the date preceding the Closing Date, other than the Accrued Employee Vacation.

Section 4.5           Confidentiality.

(a)          Confidential Information. Any and all non-public information of any type or description, including, but not limited to, financial statements and projections, proprietary or trade secret information, whether written or verbal, or any information pertaining to any Seller Party, Current Operating Tenant or Current Manager or their respective businesses given to Purchaser or its agents by or on behalf of Seller in connection with the transactions contemplated by this Agreement, is proprietary to Seller and confidential in nature, and shall be treated as such by Purchaser, except with the prior written consent of Seller and except to the extent enforcement of its terms and applicable law require public disclosure. Notwithstanding any other provision of this Agreement, Purchaser shall not, and shall not permit it Affiliates to, disclose information related to the transactions contemplated by the Agreement under its filings with the Securities and Exchange Commission until after the expiration of the Due Diligence Period.. This provision shall not apply following the Closing to any such information pertaining to the Purchased Property or the Business, nor to any information that is or becomes publicly available through no fault of Purchaser. Purchaser shall have the right to disclose any such information to its professional advisors, lenders, investors and other third parties who need to know such information for the purposes of assisting Purchaser with the negotiation and consummation of this Agreement, provided Purchaser advises such parties of their confidential obligations under this Agreement, and provided Purchaser remains responsible for any violations by such parties. Purchaser shall also have the right to discuss the possibility of future employment with all active and full-time employees of the Business, provided that such discussions are coordinated through James T. Elliott IV.

(b)          Confidentiality of Agreement. The terms of this Agreement shall remain confidential, except with the prior written consent of Seller and Purchaser and except to the extent that enforcement of its terms or applicable law require public disclosure. Neither party shall make any public announcement of the transactions contemplated herein without the express written approval of the other party, which approval shall not be unreasonably withheld. This provision will not apply to Purchaser following any Closing. Purchaser shall permit Seller to review in advance and comment on any public announcement of the Closing of the transactions contemplated herein.

(c)          Return of Confidential Information. Purchaser agrees that promptly upon the termination of this Agreement, whether by mutual termination or otherwise (other than upon Closing), Purchaser shall cause all materials and property (originals and copies) of Seller to be immediately returned to Seller, or, at Purchaser’s election, destroyed provided Purchaser provides written certification of such destruction, provided that Purchaser shall be entitled to retain such information to the extent required in order to comply with applicable law, regulation, bona fide document retention policy of Purchaser, or any public disclosure obligations

27

promulgated by the Securities and Exchange Commission any applicable to Purchaser, or until any litigation between Purchaser and Seller arising out of the termination of this Agreement has been finally resolved.

(d)          Survival of Confidentiality. This Section 4.5 shall survive the Closing to the extent provided above and shall survive in the event this Agreement is terminated prior to Closing.

(e)          Supersedes Previous Agreements. The provisions of this Section 4.5 supersede any prior agreements between the parties relating to confidentiality.

Section 4.6           Expenses and Taxes.

(a)          Each party shall pay its own expenses and costs incurred in connection with the negotiation and consummation of this Agreement and the transactions contemplated by this Agreement.

(b)          Notwithstanding the foregoing:

(i)          Seller shall pay fees and costs relating to the transfer of motor vehicles included in the Purchased Property;

(ii)         Seller shall pay the real estate transfer tax, mansion taxes (if applicable) costs of recording the Deeds and all other filing and recording costs;

(iii)        Seller shall pay the premiums or other costs attributable to the issuance of the Title Policy;

(iv)        Seller shall pay any person who is entitled to any brokerage commission or finder’s fee in connection with any of the transactions contemplated by this Agreement by reason of any act or omission of Seller, including the fees and commissions due to HFF, LP and shall indemnify Purchaser and hold Purchaser harmless against any claims for such commissions or finder’s fees;

(v)         Purchaser shall pay any person who is entitled to any brokerage commission or finder’s fee in connection with any of the transactions contemplated by this Agreement by reason of any act or omission of Purchaser, and shall indemnify Seller and hold Seller harmless against any claims for such commissions or finder’s fees; and

(vi)        Purchaser shall pay one-half (50%) of the pre-payment premium required for Seller to pre-pay existing loans guaranteed by HUD and secured by a mortgage upon one or more of the Facilities at Closing (the “HUD Loans”), up to a maximum amount to be paid by Purchaser of Two Million and No/100 U.S. Dollars ($2,000,000.00).

28

Section 4.7           Waiver of Bulk Sales and Indemnification.

Purchaser hereby waives compliance by Seller and Seller hereby waives compliance by Purchaser, with the requirements of any applicable bulk sales laws and similar laws, if and to the extent applicable. Seller shall indemnify and hold harmless Purchaser from any and all claims, liabilities, or costs, including reasonable attorneys’ fees, arising out of the parties’ failure to comply with any bulk sales laws and similar laws applicable to the transactions contemplated hereby as provided in Section 8.1. The foregoing indemnification shall survive the Closing.

Section 4.8           Exclusivity.

During the period from the Effective Date to the Closing Date or termination of this Agreement according to the terms hereof, Seller shall not take any action, directly or indirectly, to encourage, initiate or engage or participate in discussions or negotiations with, or provide any information to, any party other than Purchaser, concerning a potential transaction involving the purchase and sale of the Business, any one or more Facilities or any of Purchased Property, the purchase and sale of all or substantially all of the ownership interest of any one or more entities comprising the Seller, or any transaction similar to the foregoing.

Section 4.9           Consents; Cooperation.

Seller will use its reasonable best efforts prior to the Closing to obtain all consents that may be required from third parties with respect to the Assumed Contracts and Leases and any of the other Purchased Property and Purchaser shall cooperate with Seller in connection therewith. Purchaser shall use its reasonable best efforts to diligently pursue the issuance or transfer of any of the Licenses or Healthcare Licenses required for Purchaser to operate the Business following the Closing, and Seller agrees to provide reasonable cooperation and assistance to Purchaser in obtaining such Licenses or Healthcare Licenses. Notwithstanding the foregoing, neither party will be required to pay or commit to pay any amount to (or incur any liability or obligation to) a person or entity from whom or which a consent may be required (other than payment by Seller of past due amounts under Assumed Contracts and Leases or past due taxes, or payment by Purchaser of any fees or other costs imposed by governmental authorities with respect to the Licenses or Healthcare Licenses, or transfer fees, if any, required by the express terms of any Assumed Contracts and Leases) or otherwise enter into or modify any agreement with such person or entity that involves any cost, liability or obligation. Each of the parties have independently determined, based upon the advice of their own respective counsel, that the pre-merger filing requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”), do not apply to the transactions contemplated under this Agreement.

Section 4.10         Fines and Penalties.

At or prior to Closing, Seller covenants and agrees to cure all violations and other deficiencies identified in writing by any federal, state, municipal, local or other governmental or quasi-governmental authority (all such matters collectively the “Violations”) relating to the Business and the Facilities, pay all penalties associated therewith and prepare and implement any plan of correction required by any such authority. Either Purchaser or Seller may stay any otherwise pending Closing in the event any uncured Violations exist until such time as Seller has corrected any such Violations in full compliance with applicable laws, orders and directions;

29

provided, however, that this provision shall not diminish the right of any party to terminate this Agreement in accordance with the terms hereof following the Outside Date.

Section 4.11         Further Assurances.

Each party covenants and agrees that, following the Closing, it will execute, deliver and acknowledge (or cause to be executed, delivered and acknowledged), from time to time, at the reasonable request of the other party and without further consideration, all such further instruments and take all such further action as may be reasonably necessary or appropriate to transfer more effectively to Purchaser, or to perfect or record Purchaser’s title to or interest in the Purchased Property or to enable Purchaser to use or otherwise to confirm or carry out the provisions and intent of this Agreement.

Section 4.12         Non-Solicitation of Employees.

For a period of one (1) year following the Closing Date, no Seller Party nor any affiliate under the control of, or commonly controlled with, any Seller Party shall attempt, directly or indirectly, to solicit any Hired Employee to leave the employ of Purchaser or its operator in order to take employment with any Seller Party or any affiliate thereof or any other party. This Section 4.12 shall survive Closing.

Section 4.13         Delivery of Schedules.

Seller shall provide all Schedules required by this Agreement (other than those required by ARTICLE 7 hereof, which will be provided by Purchaser by the Schedule Due Date) within three (3) days following the Effective Date (the “Schedule Due Date”). If applicable, the Due Diligence Period shall be extended by the total number of days which elapse between the Schedule Due Date and the date upon which all required Schedules have actually been provided to Purchaser, or, as applicable, any insufficiently completed Schedules have been corrected to Purchaser’s reasonable satisfaction (inclusive of the Schedule Due Date and the last applicable date of delivery or correction, as applicable). Any fact or item disclosed on any Schedule to this Agreement shall be deemed disclosed with regard to all other representations and warranties to which such fact or item may reasonably apply to the extent such disclosure would provide notice to a reasonable person that the information disclosed would also qualify, or constitute an exception to, such other representations and warranties. Seller may from time to time supplement and update such Schedules to reflect any changes since the date of delivery of the original Schedules or any matters of which Seller first acquires Knowledge following the original delivery date of such Schedules, each of which shall be deemed a Changed Condition and subject to the terms of Section 4.3. Any such updates or supplements shall be deemed to amend the Schedules for all purposes retroactively to the Effective Date, except that (i) no amendment to Schedules 1.1(a), 1.1(c), 2.4(a), and 4.4(b) may be made without Purchaser’s written consent, and (ii) any amendments permitted above shall be disregarded for all purposes under this Agreement if Seller intentionally omitted such information from the original Schedules.

Section 4.14         Delivery of Evidence of Ability to Complete Transaction. Purchaser and Seller acknowledge that the ECI Sellers (other than persons who are passive owners of the real property

30

included in the ECI Portfolio to the extent such persons’ consents are not required in order for the ECI Sellers to cooperate as contemplated by this Section 4.14) have agreed with Seller to cooperate as reasonably requested by Purchaser and Seller as it relates to (i) closing deliveries, (ii) the transfer of healthcare and other licenses to the Seller, Purchaser or its designee, as applicable, (iii) any instruments, agreements and other documents required of the passive owners of the real property included in the ECI Portfolio to complete the transactions under the ECI Purchase Agreement; and (iv) any other deliveries reasonably requested by the Purchaser relating to the CHOW Approvals. Seller agrees to (A) enforce the such obligations of each such ECI Seller, to the extent reasonably requested by Purchaser and (B) provide updates on the status of the agreement of the passive owners of the real property included in the ECI Portfolio to such matters prior to the expiration of the Due Diligence Period and from time to time thereafter upon the request of Purchaser. Purchaser acknowledges that Seller has provided evidence acceptable to Purchaser in its reasonable discretion that (x) such ECI Sellers have consented to Purchaser’s submission of the application necessary for Purchaser or its designees to obtain the CHOW Approvals, and (y) that such ECI Sellers have been informed that Purchaser and its designees will be the ultimate purchasers of the ECI Portfolio.

Section 4.15         Entrance Fee Refunds at Pennsylvania Facility.

Purchaser agrees that the Entrance Fee Refunds (as such term is defined in the Escrow Agreement dated May 29, 2014 by and among Prairie Hills at Penn Place, LLC, RRL Ottumwa, LLC and West Bank) shall be used for the sole purpose of repayment of any Entrance Fee Refunds payable to residents pursuant to the terms of entrance fee agreements executed by the residents of the Pennsylvania Facility upon their admission (the “EFR Liability”). The interest or other earnings on the Entrance Fee Refunds, if any, shall be disbursed to Purchaser upon satisfaction of the EFR Liability. Any remaining balance in Entrance Fee Refunds in the escrow after satisfaction of the obligations set forth in the Escrow Agreement shall be paid to Purchaser.

ARTICLE 5
Closing

Section 5.1           Closing.

The Closing of the transactions contemplated by this Agreement shall occur remotely, upon the exchange of signatures to the documents contemplated by this Agreement and the other required deliveries of each party hereto described below on the later of (i) August 14, 2014 or (ii) five (5) business days following the satisfaction of the CHOW Closing Condition, unless an earlier or later day for Closing is established by mutual agreement of Purchaser and Seller or as otherwise extended pursuant to Section 5.6, Section 10.11, or Section 10.12; provided, however, if as of the Closing, the new manager for the ECI Portfolio is not able to take over management of such Facilities, the parties will nonetheless proceed to Closing and will enter into a Transition Period Management Agreement. The date on which the Closing is scheduled to occur (as such date may be extended from time to time pursuant to this Agreement) shall be the “Scheduled Closing Date” hereunder. The date on which the Closing actually occurs shall be the “Closing Date” for purposes of this Agreement.

31

Section 5.2           Conditions to Seller’s Obligations.

Except as may be waived in writing by Seller, Seller’s obligation to make its deliveries at the Closing and to effect and consummate the transactions contemplated hereby shall be subject to the following conditions:

(a)          Representations and Warranties True and Correct. Subject to Section 4.3, each of Purchaser’s representations and warranties contained in this Agreement, taken as whole, shall be true in all material respects as of the Closing Date (except for representations and warranties made as of a specified date, which shall have been true and correct as of such date with the same effect as though made on such date), and Purchaser shall have executed and delivered to Seller at Closing a certificate confirming the foregoing.

(b)          Agreements Complied With. Each of Purchaser’s covenants and agreements contained in this Agreement to be performed at or prior to the Closing shall have been performed in all material respects at or prior to the Closing.

(c)          Deliveries Made. At or prior to Closing, Purchaser shall have delivered to Seller or to the Escrow Agent for release to Seller upon Closing, and where applicable shall have duly executed, all the documents, certificates and other instruments required to be delivered at Closing in accordance with Section 5.5 or any other express provision of this Agreement.

(d)          No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction, or other order issued by any court of competent jurisdiction, or other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect. No action shall have been taken nor any statute, rule, or regulation shall have been enacted by any governmental agency that makes the consummation of the transactions contemplated hereby illegal.

Section 5.3           Conditions to Purchaser’s Obligations.

Except as may be waived in writing by Purchaser, Purchaser’s obligation to make its deliveries at the Closing and to effect and consummate the transactions contemplated hereby shall be subject to the following conditions:

(a)          Representations and Warranties True and Correct. Subject to Section 4.3 hereof, each of Seller’s representations and warranties contained in this Agreement, taken as a whole, shall be true in all material respects as of the Closing Date with the same effect as though made on such date (except for representations and warranties made as of a specified date, which shall have been true and correct as of such date), and Seller shall have executed and delivered to Purchaser at Closing a certificate confirming the foregoing.

(b)          Agreements Complied With. Each of Seller’s covenants and agreements contained in this Agreement to be performed at or prior to the Closing shall have been performed in all material respects at or prior to the Closing, and Seller shall have executed and delivered to Purchaser at Closing a certificate confirming the foregoing.

(c)          Deliveries Made. At or prior to Closing, Seller shall have delivered to Purchaser or to the Escrow Agent for release to Purchaser upon Closing, and where applicable shall have

32

duly executed, all the documents, certificates and other instruments required to be delivered at Closing in accordance with Section 5.4 or any other express provision of this Agreement.

(d)          Licenses and Healthcare Licenses. Purchaser shall have (i) applied for the Licenses and Healthcare Licenses required for Purchaser to operate the Facilities as independent living, assisted living and memory care facilities in the same manner in which the Sellers and/or Current Operating Tenants, as applicable are currently operating the Business and (ii) shall have received verbal confirmation from the applicable licensing agencies to the effect that the applications have been processed and new licenses will be issued following delivery of evidence of Closing to the licensing agency (the condition described in this Section 5.3(d) is referred to as the “CHOW Closing Condition”).

(e)          No Material Adverse Change. No Material Adverse Change shall have occurred during the period between the Effective Date and the Closing Date.

(f)          Termination of Existing Leases and/or Management Agreements. Any existing real property leases and/or management agreements, if any, relating to the Purchased Property which are not Assumed Contracts and Leases or Residency Agreements shall have been terminated without fee or cost to Purchaser, and Seller shall have provided Purchaser reasonable evidence of same.

(g)          Pennsylvania Place Ground Lease. Seller shall have received an estoppel (the “Ground Lease Estoppel”) confirming the terms of the Agreement of Lease covering a portion of the Pennsylvania Facility (the “Pennsylvania Facility Ground Lease”), in the form required by Section 33 of the Pennsylvania Facility Ground Lease.

(h)          No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction, or other order issued by any court of competent jurisdiction, or other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect. No action shall have been taken nor any statute, rule, or regulation shall have been enacted by any governmental agency that makes the consummation of the transactions contemplated hereby illegal.

Section 5.4           Deliveries by Seller.

Seller shall deliver to Purchaser on or before the Closing the following for each Facility:

(a)          Deed. The Deed substantially in the form of Exhibit C attached hereto, duly executed by Seller. In addition, in the event Purchaser elects to have a new survey of the applicable Real Property (the “Survey”) prepared, Seller agrees to provide a quitclaim deed at closing conveying title to the applicable Real Property based on the metes and bounds description shown on the Survey.

(b)          Bill of Sale and Assignment. A bill of sale and assignment in the form of Exhibit D attached hereto (the “Bill of Sale and Assignment”) with respect to the Purchased Personal Property located at the Facility, duly executed by Seller.

33

(c)          Other Instruments. Such further instruments of conveyance and transfer as Purchaser may reasonably require to consummate the transactions contemplated by this Agreement to vest the Purchased Property in Purchaser and to facilitate the transfer of the Purchased Property from Seller to Purchaser, including the assignment of the applicable Assumed Contracts and Leases and the Pennsylvania Facility Ground Lease, in form and substance reasonably acceptable to Purchaser and Seller (the “Assignment and Assumption”).

(d)          Owner’s Affidavit. An Owner’s Affidavit in a form acceptable to the Title Company to the extent required to issue the Title Policy.

(e)          Releases. Documents releasing or nullifying any Title Defects (or providing reasonable evidence of such release or nullification) (relating to the applicable Real Property) which Seller is obligated to release or nullify pursuant to Section 2.4 hereof.

(f)          Resolutions. A certified copy of the company resolutions authorizing consummation of this Agreement and authorizing Seller’s to execute all documents necessary for Closing as provided herein.

(g)          Closing Certificate. The certificates required pursuant to Section 5.3(a) and Section 5.3(b).

(h)          1099S. A completed Form 1099S, or effective equivalent thereof, describing the sale of the applicable Purchased Property.

(i)          Withholding Affidavit. If a Withholding Affidavit is required by the Escrow Agent, Seller shall deliver the Withholding Affidavit to the Escrow Agent prior to Closing.

(j)          Non-Foreign Status Affidavit. A certificate of non-foreign status pursuant to Treasury Regulation Section 1.1445-2(b)(2) signed by Seller under penalties of perjury stating Seller’s name, address and US taxpayer identification number and stating that Seller is not a foreign person as defined by Section 1445(f)(3) of the IRC.

(k)          Good Standing Certificates. Certificate of existence or good standing, certified by the Secretary of State of Delaware or Iowa, as applicable, as of a date which is within fifteen (15) days of Closing, reflecting each entity comprising the Seller’s good standing as a Delaware or Iowa limited liability company, as applicable and the authorization to do business in Iowa of any entity comprising the Seller that is not an Iowa limited liability company.

(l)          Rent Roll. A true, correct, and complete rent roll certified by an officer of Seller, for the applicable Facility listing each resident as of a date which is within three (3) business days prior to the Closing Date, the unit number of such resident, and the amount of the monthly fees to be paid by such resident (including room, meal and other applicable monthly fees), the amount of security deposit, if any, and the expiration date of such Residency Agreement, if applicable.

(m)          Transition Period Sublease. The Transition Period Sublease, if applicable, in form and substance attached as Exhibit E (the “Transition Period Sublease”).

34

(n)          Third Party Consents. The third party consents listed on Schedule 5.4(n).

(o)          Title Policy. An undertaking by the Title Company to issue the Title Policy in accordance with Section 2.4(a), subject only to the Permitted Encumbrances.

(p)          Books and Records. Possession and control of books and records included as part of the Purchased Property which are not physically located at the Real Property as of the Closing Date.

(q)          Escrow Agreement. The Post-Closing Escrow Agreement, duly executed by Seller.

(r)          Ground Lease Estoppel. The Ground Lease Estoppel, duly executed by the tenant under the Pennsylvania Facility Ground Lease.

(s)          Transition Period Management Agreement. The Transition Period Management Agreement, executed by the Transition Period Manger, for all Facilities for which Purchaser determines such Transition Period Management Agreement is necessary.

Section 5.5           Deliveries by Purchaser.

Purchaser shall deliver to Seller on or before the Closing the following:

(a)          Payment Items. Payment of the Purchase Price.

(b)          Assumption Agreement. An instrument of assumption of the Assumed Liabilities, substantially the form attached as Exhibit F.

(c)          Post-Closing Escrow Agreement. The Post-Closing Escrow Agreement, duly executed by Purchaser.

(d)          Assignment and Assumption. The Assignment and Assumption, if applicable, executed by Purchaser.

(e)          Transition Period Sublease. The Transition Period Sublease, if applicable.

Section 5.6           Non-Fulfillment of Closing Conditions.

Notwithstanding anything in this Agreement to the contrary, the following shall apply exclusively if any of the conditions in Section 5.2 and Section 5.3 are not fulfilled as of the Scheduled Closing Date:

(a)          If any of the conditions set forth in Section 5.2 have not been satisfied as of the Scheduled Closing Date (and not waived in writing by Seller), but all of the conditions set forth in Section 5.3 have been fulfilled or expressly waived by Purchaser, Seller may elect to either (i) proceed to Closing and waive such failure to fulfill one or more of the requirements of Section 5.2 for all purposes hereunder; or (ii) terminate this Agreement in

35

its entirety, in which case the Deposit shall be delivered to Seller as liquidated damages, and Purchaser and Seller shall have no further liability hereunder except with respect to the surviving provisions described in ARTICLE 9. Waiver or termination of this Agreement in accordance with this Section 5.6(a) shall be Seller’s sole and exclusive remedy in the event there is a failure of conditions as provided above.

(b)          If the conditions set forth in Section 5.3 have not been satisfied as of the Scheduled Closing Date (and not waived in writing by Purchaser), but all of the conditions set forth in Section 5.2 have been fulfilled or expressly waived by Seller, then Purchaser shall give Seller written notice of such failure, which notice shall state Purchaser’s election: (i) to proceed with the Closing and waive any such failure to fulfill one or more of the requirements of Section 5.3 for all purposes hereunder; (ii) to terminate this Agreement in its entirety, in which case (A) the Deposit shall be returned to Purchaser; (B) to the extent such failure relates to or arises out of a default by any ECI Seller under the ECI Purchase Agreement (and Seller is provided a reasonable opportunity to effect cure of such default by enforcing its rights under the ECI Purchase Agreement or otherwise), Seller shall reimburse Purchaser for Purchaser’s actual third party expenses incurred by Purchaser in performing diligence on and pursuing the transactions contemplated by this Agreement, however, such reimbursements shall not exceed Three Hundred Thousand and No/100 U.S. Dollars ($300,000) in the aggregate (without duplication under Article 9 so that in no event under this Article 5 and Article 9 shall the amount of reimbursement by Seller exceed $300,000 in the aggregate); and (C) Purchaser and Seller shall have no further liability hereunder except with respect to the surviving provisions described in ARTICLE 9. Waiver or termination of this Agreement in accordance with this Section 5.6(b) shall be Purchaser’s sole and exclusive remedy in the event there is a failure of conditions as provided above.

(c)          If the Closing Conditions as set forth in Section 5.3 have not been satisfied on or before September 30, 2014 (the “Outside Date”), either Purchaser or Seller shall have the absolute right to terminate this Agreement in its entirety, in which case the Deposit shall be returned to Purchaser.

Section 5.7           Post-Closing Actions.

Seller shall promptly deliver to Purchaser the original of any mail or other communication received by it after the Closing Date pertaining to the Purchased Property or the Business, and any payments to which Purchaser is entitled. Purchaser shall promptly deliver to Seller the original of any mail or other communication received by Purchaser after the Closing Date and addressed to Seller which does not pertain to the Purchased Property or the Business, or to any payments to which Seller is entitled.

Section 5.8           Termination During Due Diligence.

Notwithstanding anything herein to the contrary, Purchaser shall have the right to terminate this Agreement at any time during the Due Diligence Period for any reason or for no reason whatsoever with respect to all (but not less than all) of the Facilities. Upon any such termination, the Deposit shall be returned to Purchaser, and the parties shall have no further liability or obligation to one

36

another arising from such termination except for the surviving provisions described in ARTICLE 9.

ARTICLE 6
Representations and Warranties of Seller

The following representations and warranties are given by the Seller and, as applicable, each representation and warranty related to Seller below shall be deemed to have been given individually on behalf of each entity comprising the Seller. Each entity comprising the Seller hereby represents and warrants, jointly and severally, to Purchaser that as of the Effective Date:

Section 6.1           Organization; Good Standing.

ECI Acquisition I, LLC is a limited liability company, validly existing and in good standing under the laws of the State of Delaware. Each other entity comprising the Seller is a limited liability company, validly existing and in good standing under the laws of the State of Iowa. Each entity comprising the Seller has all requisite company power and authority to carry on its business in the manner and in the location in which such business has been and is now being conducted, to execute and deliver this Agreement and the other Documents, and to perform its obligations hereunder and thereunder. Each entity comprising Seller has the full right, power and authority and, subject to Schedule 6.2, has obtained any and all consents required to enter into this Agreement, the other Documents and to consummate or cause to be consummated the transactions contemplated hereby and thereby.

Section 6.2           Consent of Third Parties.

Except for (a) the CHOW Approvals and (b) as otherwise set forth on Schedule 6.2, no consent or approval of any third party is required as a condition to the entering into, performance or delivery of this Agreement and the other Documents by each Seller, other than such consent or approval as has been previously obtained.

Section 6.3           Authority; Enforceability.

Subject to Section 6.2, the execution and delivery of this Agreement and the other Documents have been duly authorized by Seller, and this Agreement and each other Document each constitute the legal, valid and binding obligation and agreement of Seller enforceable against Seller in accordance with its and their terms, subject to the effect, if any, of (a) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar Laws affecting or relating to the rights of creditors generally and (b) rules of applicable law and equity governing specific performance, injunctive relief and other equitable remedies.

Section 6.4           Absence of Conflicts.

Except for (a) the CHOW Approvals and (b) as otherwise set forth on Schedule 6.4, neither the execution, delivery or performance of this Agreement and the other Documents will (i) conflict with or result in any breach of any of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in a violation of, (iv) give any third party the right to modify, terminate, or

37

accelerate any obligation under, (A) the provisions of the Certificates of Organization or Operating Agreement of Seller, (B) any indenture, mortgage, lease, loan agreement or other agreement or instrument to which any Seller Party is bound or affected, (C) the Assumed Contracts and Leases, or (D) any applicable laws or any judgment, order, injunction, decree or award against, or binding upon, any Seller Party or upon the Purchased Property or Business of Seller, or (v) result in the creation of any material lien, charge or encumbrance upon any of the Purchased Property pursuant to the terms of any agreement or instrument to which any Seller Party is a party or by or to which Seller or any of the Purchased Property may be bound, subject or affected.

Section 6.5           No Judgments.

Except as set forth on Schedule 6.5, there are no judgments presently outstanding and unsatisfied against the Purchased Property, Seller or any of Seller’s assets. Seller is not subject to any judgment, injunction, order, writ or decree of any court or other governmental authority or agency relating specifically to Seller or to the ownership, operation or management of the Purchased Property, and Facility and/or the operations of the Business.

Section 6.6           No Governmental Approvals.

Except (a) for the CHOW Approvals and (b) as described on Schedule 6.6, no order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental agency, commission, board or public authority is required to authorize, or is required in connection with the execution, delivery and performance by Seller of this Agreement and the other Documents or the taking of any action contemplated by this Agreement or the other Documents, which has not been obtained.

Section 6.7           Insurance.

Schedule 6.7 sets forth an accurate summary of all general liability, fire, theft, professional liability and other insurance currently maintained with respect to the Purchased Property. None of Seller, nor to Seller’s Knowledge, any Seller Party, Current Operating Tenant or Current Manager, has taken any action or failed to act in a manner, including, without limitation, the failure of Seller, or any applicable Seller Party, Current Operating Tenant or Current Manager to give any notice or information, which would limit or impair the rights of Seller, any Seller Party, Current Operating Tenant or Current Manager under such insurance policies. Schedule 6.7 lists any pending, unresolved claims under each Seller Party’s and Current Operating Tenant’s policies of property and casualty or liability insurance related to the Purchased Property or the Business, as well as claims made and resolved within the past three (3) years with respect to the Facilities owned by Seller during such three-year period. Seller shall provide Purchaser with current loss runs for all such policies within fifteen (15) days after the end of each calendar month from the Effective Date until the Closing. Prior to the Closing, Seller will promptly notify Purchaser of any potential losses or claims that may be covered by such insurance policies.

38

Section 6.8           Litigation.

(a)          Except as set forth on Schedule 6.8, there is no pending or, to Seller’s Knowledge, threatened in writing, litigation, proceeding, investigation or inquiry (by any person, governmental or quasi-governmental agency or authority or otherwise) to which any Seller Party, Current Operating Tenant, Current Manager or the Purchased Property is a party, including, without limitation, litigation brought by any Seller Party, Current Operating Tenant or Current Manager against any third party.

(b)          Without limiting the foregoing, there is no pending proceeding that has been commenced against Seller, or to Seller’s Knowledge, against any other Seller Party, Current Operating Tenant or Current Manager that challenges, or may have the effect of preventing, delaying, making illegal or otherwise interfering with, the transaction contemplated by this Agreement. To Seller’s Knowledge, no such proceeding has been threatened.

Section 6.9           Compliance with Laws.

Except as provided on Schedule 6.9, no Seller, or to Seller’s Knowledge, no other Seller Party, Current Operating Tenant or Current Manager has received any written notice of any violation of any applicable laws affecting the Purchased Property or any part thereof.

Section 6.10         Environmental Matters.

No Seller Party, or to Seller’s Knowledge, Current Operating Tenant or Current Manager has generated, stored or disposed of any hazardous substance at or on the Purchased Property and, to Seller’s Knowledge, there is no previous or present generation, storage, disposal or existence of any hazardous substance at or on the Purchased Property other than in accordance with all applicable laws. The term “hazardous substance” shall mean “hazardous waste,” “toxic substances,” “petroleum products,” “pollutants,” or other similar or related terms as defined or used from time to time in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”) (42 U.S.C. §§ 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. § 6921, et seq.) and similar state laws and regulations (collectively, the “Environmental Laws”) adopted thereunder. No Seller Party and, to Seller’s Knowledge, no Current Operating Tenant or Current Manager has filed or been required to file any notice reporting a release of any hazardous substance into the environment, and no notice pursuant to Section 103(a) or (c) of the CERCLA, 42 U.S.C. § 9601, et seq. or any other Environmental Law has been or was required to be filed. No Seller Party, Current Operating Tenant or Current Manager has received any notice letter under any Environmental Law or any written notice or claim, and there is no investigation pending, contemplated, or to Seller’s Knowledge threatened, to the effect that a Seller Party, Current Operating Tenant or Current Manager is or may be liable for or as a result of the release or threatened release of hazardous substance into the environment or for the suspected unlawful presence of any hazardous waste on the Purchased Property.

Section 6.11         Assessments.

Except as described in the Initial Commitment, there are no (i) special or other assessments for public improvements or otherwise now affecting the Purchased Property, (ii) any now pending or, to Seller’s Knowledge, threatened special assessments affecting the Purchased Property, or (iii)

39

any contemplated improvements affecting the Purchased Property that may result in special assessments affecting the Purchased Property.

Section 6.12         Contracts and Leases.

Schedule 6.12 hereto sets forth all written contracts, leases or agreements, including the Assumed Contracts and Leases, to which any Seller Party, Current Operating Tenant or Current Manager is a party currently in effect that are material to the operation or management of the Business or the ownership and use of the Purchased Property, other than the Residency Agreements described Section 6.14, in each case identifying the applicable Facility to which such agreements relate. Seller has made available to Purchaser true and correct copies of all Assumed Contracts and Leases, including all material amendments or modifications to same. No Seller Party and, to Seller’s Knowledge, no other party thereto is in default of any of its obligations under any of the Assumed Contracts and Leases.

Section 6.13         Licenses.

Schedule 6.13 attached hereto is a true and complete list of all Licenses and Healthcare Licenses held by each applicable Seller Party, Current Operating Tenant and/or Current Manager. The Licenses and Healthcare Licenses listed on Schedule 6.13 are valid and no material violations exist with respect to such Licenses and Healthcare Licenses. Each of the Facilities holds all necessary licenses to operate the Business at such Facility. No applications, complaints or proceedings are pending or, to Seller’s Knowledge, contemplated or threatened which may (i) result in the revocation, modification, non-renewal or suspension of any Healthcare License, (ii) the issuance of any cease and desist order with respect to the Healthcare Licenses, or (iii) the imposition of any fines, forfeitures, or other administrative actions with respect to the Purchased Property or its operation. A list of all unsatisfied or otherwise outstanding citations with respect to the Purchased Property or its operation is shown on Schedule 6.13. To Seller’s Knowledge, no Seller Party, Current Operating Tenant or Current Manager has applied to reduce the number of licensed or certified beds of any of the Facilities or to move or transfer the right to any or all of the licensed or certified beds of the Facilities to any other location or to amend or otherwise change the Facilities and/or the number of beds approved by the applicable regulatory authorities, and, to Seller’s Knowledge, there are no proceedings or actions pending or contemplated to reduce the number of licensed or certified beds of any of the Facilities.

Section 6.14         Residency Agreements.

Except as otherwise noted on Schedule 6.14, the rent rolls provided to Purchaser as part of the Requested Diligence Materials (collectively, the “Rent Roll”) is true and complete, and no Residency Agreement currently in effect with respect to the Purchased Property contains any material financial concession from the standard form of Residency Agreement for the Purchased Property provided to Purchaser as part of the Requested Diligence Materials. No Seller, Current Operating Tenant or Current Manager is in default under any of its material obligations under any Resident Agreement or any lease, and, except as set forth on the Rent Roll, to Seller’s Knowledge, there is no material default on the part of any other party thereto. All of the Resident Agreements identified on the Rent Roll are currently in full force and effect as of the date of the Rent Roll.

40

Except for resident damage deposits for all of the Purchased Property detailed in Schedule 6.14 and the entrance fee refund liability under the Residency Agreements for the Pennsylvania Facility or as otherwise noted on Schedule 6.14, Seller has no obligation with respect to refund of any deposits, interest on deposits or similar obligations with respect to any Residency Agreement. All Residency Agreements are terminable by the respective residents thereunder on thirty (30) days’ notice or less.

Section 6.15         Medicare; Medicaid and Compliance with Healthcare Laws.

(a)          To Seller’s Knowledge, each Current Operating Tenant or Current Manager is receiving payment under Titles XIX of the Social Security Act and is certified for participation in those governmental payor programs identified on Schedule 6.15 (“Governmental Payor Programs”) for the Facilities identified on Schedule 6.15 only, and is a party to participation agreements for payment by the Governmental Payor Programs, which agreements are in full force and effect. No payments under any Governmental Payor Programs have been received by any Seller Party or to Seller’s Knowledge, any Current Manager or Current Operating Tenant with respect to the PH Portfolio. True and correct copies of such agreements have been delivered to Purchaser to the extent not prohibited by applicable laws. Without limiting the generality of the foregoing, the facilities, equipment, staffing and operations of each Seller Party, Current Operating Tenant and Current Manager satisfy all material conditions of participation in the Governmental Payor Programs. No Seller Party, or to Seller’s Knowledge, no Current Operating Tenant or Current Manager has received notice of pending, threatened or possible investigation by, or loss of participation in, any Governmental Payor Programs, and there is no basis for any such notice.

(b)          There are no pending or, to Seller’s Knowledge, threatened material claims (including potential penalties) by any of such Governmental Payor Programs against any Seller Party, Current Operating Tenant or Current Manager, and none of Seller, and to Seller’s Knowledge, any other Seller Party, Current Operating Tenant or Current Manager has been subject to loss of waiver of liability for utilization review denials with respect to any such Governmental Payor Programs during the past two (2) years. No Seller Party or to Seller’s Knowledge, any Current Manager or Current Operating Tenant has knowingly engaged in any activities which are in material violation of law, or, if proven, are cause for civil penalties or mandatory exclusion from Medicare, Medicaid, or any other State Health Care Program or Federal Health Care Program (as those terms are defined in 42 C.F.R. Section 1001.2) under 42 U.S.C. Sections 1320a-7, 1320-7a, 1320a-7b, or 1395nn, or the Federal False Claims Act, 31 U.S.C. Section 3729, or the regulations promulgated pursuant to such statutes, nor has any Seller Party, any Facility, or any employees or contractors of Seller or any Facility been excluded from participation in any such program.

(c)          To Seller’s Knowledge, (i) all billing practices of each Seller Party, Current Operating Tenant and/or Current Manager (as applicable) with respect to Governmental Payor Programs and private insurance companies have been in compliance with applicable laws, and (ii) no Seller Party, Current Operating Tenant or Current Manager has billed or received any payment or reimbursement in excess of amounts allowed by applicable laws. Neither Seller nor to Seller’s Knowledge any other Seller Party, Current Operating Tenant or Current Manager has

41

conducted any such billing practices or billed or received any such payment. No Seller Party or to Seller’s Knowledge, any Current Manager or Current Operating Tenant has knowingly submitted any claim to any Government Program in connection with any referrals that violated the Federal Ethics in Patient Referrals Act, 42 U.S.C. Section 1395nn or any applicable state self-referral Law.

(d)          No Seller and, to Seller’s Knowledge, no other Seller Party, Current Operating Tenant or Current Manager has (i) offered or paid any remuneration, in cash or in kind, to, or made any financial arrangements with, any past, present or potential customers, past or present suppliers, patients, medical staff members, contractors or third-party payors of any Seller Party, Current Operating Tenant or Current Manager in order to obtain business or payments from such persons other than in the ordinary course of business; (ii) given or agreed to give, or is aware that there has been made or that there is any agreement to make, any gift or gratuitous payment of any kind, nature or description (whether in money, property or services) to any customer or potential customer, supplier or potential supplier, contractor, third-party payor or any other person other than in connection with promotional or entertainment activities in the ordinary course of business; (iii) made or agreed to make, or is aware that there has been made or that there is any agreement to make, any contribution, payment or gift of funds or property to, or for the private use of, any government official, employee or agent where either the contribution, payment or gift or the purpose of such contribution, payment or gift is or was illegal under applicable laws; (iv) established or maintained any unrecorded fund or asset for any purpose or made any misleading, false or artificial entries on any of its books or records for any reason; (v) made, or agreed to make, or is aware that there has been made or that there is any agreement to make, any payment to any person with the intention or understanding that any part of such payment would be used for any purpose other than that described in the documents supporting such payment; or (vi) otherwise knowingly violated the federal Anti-Kickback Statute, 42 U.S.C. Section 1320-7b(b).

(e)          None of the Seller, and to Seller’s Knowledge, any other Seller Party, Current Operating Tenant or Current Manager or any partner, member, director, officer or employee thereof, is a party to any contract, lease agreement or other arrangement (including any joint venture or consulting agreement) with any physician, health care facility, hospital, nursing facility, home health agency or other person who is in a position to make or influence referral to or otherwise generate business for any Seller Party, Current Operating Tenant or Current Manager, or otherwise influence the affairs of Seller, Current Operating Tenant or Current Manager, to provide services, lease space, lease equipment or engage in any other venture or activity that is prohibited by applicable laws or that did not provide commercially reasonable terms with fair market value consideration for the goods, property, services or use of money provided, exchanged or acquired thereunder at the time entered into.

(f)          Each Seller Party has complied in all material respects with all applicable security and privacy standards regarding protected health information under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act provisions of the American Recovery and Reinvestment Act of 2009, all applicable state privacy laws, and with all applicable regulations promulgated under any such legislation.

42

Section 6.16         Real Property.

No Seller Party, Current Operating Tenant or Current Manager has received written notice of any zoning, land use or building code violation relative to the Real Property which has not been cured prior to the date hereof. To Seller’s Knowledge (unless Seller is a party thereto), there is no pending litigation or dispute concerning the location of the boundary lines of the Real Property. No Seller Party has received any written notice of any pending or contemplated condemnation, eminent domain or similar proceeding, with respect to all or any portion of the Purchased Property.

Section 6.17         Condition of Purchased Property.

(a)          Except for the Excluded Property: (i) the Purchased Personal Property comprises all material assets, rights or property used in the operation of the independent living, assisted living and memory care facilities located on the Real Property and constitutes all of the personal property used or reasonably required for the operation of the Purchased Property as an independent living, assisted living and/or memory care facility, and (ii) to Seller’s Knowledge, all of the Purchased Personal Property is in good condition, working order and repair (ordinary wear and tear excepted).

(b)          Seller has or prior to Closing will acquire good title to all of the Purchased Personal Property, and at the Closing, Seller shall transfer the Purchased Personal Property to Purchaser, free and clear of all liabilities, liens and, encumbrances except for the Assumed Liabilities and the Permitted Encumbrances. Subject to the rights of the lenders under the loan documents securing the loans described on Schedule 6.24 (which will not prevent Seller from conveying the Purchased Personal Property at Closing), Seller has the unrestricted right to convey and assign the Purchased Personal Property.

(c)          Except as described on Schedule 6.17, to Seller’s Knowledge, the Intellectual Property comprises all material assets, rights or property used in operation of the Facilities located on the Real Property and constitutes all of the Intellectual Property used or required for the operation of the Facilities as assisted living facilities and/or memory care facilities.

Section 6.18         Full Disclosure.

None of the representations or warranties in this Agreement by Seller, as qualified by any Schedule or Exhibit attached hereto, contains any untrue statement of a fact or omits to state a fact necessary to make the statements of fact contained therein not misleading.

Section 6.19         Access.

To Seller’s Knowledge, there is no fact or condition existing that would result or could result in the termination or reduction of the current access from the Purchased Property to the existing roads and highways or to sewer or other utility services presently serving the Purchased Property.

43

Section 6.20         FIRPTA.

No Seller Party, Current Operating Tenant or Current Manager is a “foreign person” within the meaning of Section 1445 of the Code and the Regulations issued thereunder, and Purchaser has no obligation under Internal Revenue Code Section 1445 to withhold and pay over to the Internal Revenue Service any part of the amount realized by Seller in the transaction contemplated hereby (as such term is defined in the regulations issued under IRC Section 1445).

Section 6.21         Interests; Title.

There are no outstanding options or other rights to purchase or otherwise acquire any ownership interest in the Purchased Property other than under the ECI Purchase Agreement.

Section 6.22         Title Encumbrances.

Except as described on Schedule 6.22, no Seller Party is in default under any of its material obligations under any recorded agreement, easement or instrument encumbering title to the Real Property, and to Seller’s Knowledge, there is no material default on the part of any other party thereto.

Section 6.23         Affordable Housing Units.

No bedroom or unit at any Facility is leased or reserved for lease as an affordable housing unit or for low- or moderate-income residents. No Facility is required to lease or reserve any unit or bedroom as an affordable housing unit or bedroom or for low-income or moderate-income residents pursuant to a presently existing agreement or requirement of applicable laws.

Section 6.24         Loans.

Except for the loans described on Schedule 6.24, there are no loans or other financing secured by the Purchased Property.

Section 6.25         Intellectual Property.

Schedule 6.25 is a true and complete list of all Intellectual Property held or owned by any Seller Party, Current Operating Tenant or Current Manager or in which it has any interest and is all the Intellectual Property necessary for use in the operation of the Purchased Property. The applicable Seller Party owns or has the perpetual right to use, without payment to or interference from any third party, all Intellectual Property listed (or required to be listed) in Schedule 6.25. To Seller’s Knowledge, there is no conflict with the rights of others with respect to any Intellectual Property. The Seller has the full right without payment or interference from any third party to use the name “Prairie Hills Assisted Living” and all variations and derivations thereof to the full extent necessary for the operation of the Purchased Property and no Seller Party, Current Operating Tenant, Current Manager or affiliate of the foregoing has authorized any person in any jurisdiction, either within or outside the State of Iowa to use such Intellectual Property.

44

Section 6.26         Patriot Act Compliance.

To the extent applicable to each Seller Party, Current Operating Tenant and Current Manager, to Seller’s Knowledge, each Seller Party, Current Operating Tenant and Current Manager have complied in all material respects with the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, which comprises Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “Patriot Act”) and the regulations promulgated thereunder, and the rules and regulations administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), to the extent such laws are applicable to such Seller Party, Current Operating Tenant or Current Manager. No Seller Party, Current Operating Tenant or Current Manager is included on the List of Specially Designated Nationals and Blocked Persons maintained by the OFAC, nor is it a resident in, or organized or chartered under the laws of, (A) a jurisdiction that has been designated by the U.S. Secretary of the Treasury under Section 311 or 312 of the Patriot Act as warranting special measures due to money laundering concerns or (B) any foreign country that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur.

Section 6.27         Broker’s or Finder’s Fees.

Except as provided on Schedule 6.27, no agent, broker, investment banker or other person or firm acting on behalf of or under the authority of any Seller Party or any affiliate of any Seller Party is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee, directly or indirectly, in connection with the transactions contemplated by this Agreement. This Section 6.27 shall survive the Closing or the expiration or any termination of this Agreement.

Section 6.28         Insolvency.

No Seller Party, Current Operating Tenant or Current Manager has (i) commenced a voluntary case or had entered against it a petition for relief under any applicable laws relative to bankruptcy, insolvency, or other relief for debtors, (ii) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator, or similar official in any federal, state or foreign judicial or non-judicial proceeding to hold, administer, and/or liquidate all or substantially all of its respective assets, (iii) had filed against it any involuntary petition seeking relief under any applicable laws relative to bankruptcy, insolvency, or other relief to debtors which involuntary petition is not dismissed within sixty (60) days, or (iv) made a general assignment for the benefit of creditors.

Section 6.29         Employees.

Schedule 6.29 contains a complete and correct list of employees of Seller who perform services for the Business or at any Facility as of July 1, 2014 (collectively, the “Employees”), including their respective positions, the Facility where they are employed, pay rates, bonus arrangements (if any), and dates of hire (including any Administrator, Executive Director and any Assistant Director of each Facility, as applicable). Except as described on Schedule 6.29, neither any Seller Party nor to Seller’s Knowledge, any Current Operating Tenant or Current Manager is a party to

45

any employment contract or other written agreement with any Employee. Neither any Seller Party nor to Seller’s Knowledge, the Current Manager has made any binding promise or commitment to increase the compensation of any Employee after the Effective Date. Seller Parties, and to Seller’s Knowledge, each Current Operating Tenant and Current Manager has complied in all material respects with all laws and regulations dealing with employment of Employees. Schedule 6.29 provides a list and brief description of all pending litigation or administrative claims filed by Employees or former employees who performed services for the Business against any Seller Party or any Current Operating Tenant or Current Manager, if any, and all claims filed by Employees or former employees who performed services for the Business against any Seller or Current Manager within the past three (3) years with respect to the Facilities owned by Seller during such three-year period, if any. No Seller Party is a party to any collective bargaining agreement with respect to any employees, and to Seller’s Knowledge, there are no efforts to organize a collective bargaining agreement or any other type of union activity with respect to the employees of the Business or within the past three (3) years with respect to the Facilities owned by Seller during such three-year period.

Section 6.30         Seller Benefit Plans.

With respect to all Plans maintained or contributed to by any Seller Party, any Current Operating Tenant or Current Manager for the benefit of Employees or pursuant to which any Seller Party or the Current Manager has any liability with respect to Employees (“Seller Plans”):

(a)          Each Seller Plan has been administered and operated in material compliance with its terms and the applicable requirements of ERISA and the IRC, including the requirement to file an annual report. No Seller Plan is intended to be qualified under Section 401 of the IRC as a “multiemployer plan” (within the meaning of Section 3(37) of ERISA) or as a “multiple employer” plan (within the meaning of Section 4063 or 4064 of ERISA).

(b)          There are no pending or, to Seller’s Knowledge, threatened claims of any Employees (or former employees who provided services to the Business) against or otherwise involving any of the Seller Plans (other than routine claims for benefits).

(c)          Intentionally Deleted.

(d)          Neither any Seller Party, nor, to Seller’s Knowledge, any other person, including any fiduciary, has engaged in any “prohibited transaction” as defined in Section 4975 of the IRC or Section 406 of ERISA that could subject any Seller Party, or any person whom a Seller Party has an obligation to indemnify to any tax or penalty imposed under Section 4975 of the IRC or Section 502 of ERISA.

(e)          Neither any Seller Party nor any Current Operating Tenant nor any Current Manager has at any time (x) maintained, contributed to, or been required to contribute or had any liability (that has not been satisfied in full) to any Seller Plan subject to Title IV of ERISA, (y) incurred or expected to incur any liability to the Pension Benefit Guaranty Corporation or otherwise under Title IV of ERISA, or (z) incurred or expected to incur liability in connection

46

with an “accumulated funding deficiency” within the meaning of Section 412 of the IRC, whether or not waived.

Section 6.31         Financial Statements.   Financial statements for the Facilities (other than the Pennsylvania Facility) pertaining to the operations of the Business at such Facilities for the period ended December 31, 2013 and for the five (5) months ended May 31, 2014 are attached hereto as Schedule 6.31 (the “Financial Statements”). Except as otherwise set forth on Schedule 6.31, such Financial Statements have been prepared consistently applied throughout the periods indicated and present fairly in all material respects the results of operations and financial condition of the Business at the Facilities to which such Financial Statements pertain for the respective periods indicated. The monthly financial reports to be provided by Seller pursuant to Section 4.2(k) will based upon the books and records of the Seller Parties consistent with past practice of SunnyBrook Senior Living LLC with respect to all Facilities other than the ECI Portfolio and consistent with past practice of the ECI Sellers with respect to the Facilities in the ECI Portfolio, and will present fairly in all material respects the information purported to be presented therein.

Section 6.32         Taxes and Tax Returns.   Seller has filed when due or will file when due in correct form all federal and state income tax returns for all periods ending on or prior to the Closing Date which are required to be filed by Seller on or prior to the Closing Date. Other than extensions to file Seller’s tax returns, there are no agreements by Seller for the extension of time for the assessment of any tax. All federal, state, county and local taxes due and payable by any Seller Party relating to the operation of the Business on or before the Effective Date have been paid and any such taxes due and payable at any time between the Effective Date through the Closing will be paid prior to Closing, and there are no federal, state or local tax liens pending or threatened against Seller Party or the Purchased Property. There is no open audit of any of Seller Party’s federal, state, local income, sales use or property tax returns pending, and no Seller Party has received notice of the pendency of any such audit or examination. No Seller Party holds a certificate or other authorization issued by any tax collection body for the purpose of avoiding the payment by such Seller Party of sales and use taxes upon such Seller Party’s purchases of goods and services, nor has any Seller Party applied for such a certificate or other authorization.

Section 6.33         No Other Representations or Warranties.

Purchaser agrees that, except for the representations and warranties made by any one or more of the Seller, and expressly set forth in this Agreement and the representations and warranties contained in the documents delivered by Seller at Closing (collectively, the “Seller Representations”) no Seller, Current Operating Tenant or Current Manager or any of their respective representatives have made (and shall not be construed as having made) to Purchaser or any representatives thereof any representation or warranty of any kind, including, without limitation, any representation or warranty as to the truth, accuracy or completeness of any of the materials delivered to or received by Purchaser or any of Purchaser’s affiliates in connection with the transactions contemplated hereby. PURCHASER ACKNOWLEDGES AND AGREES THAT PURCHASER IS ACQUIRING THE PURCHASED PROPERTY “AS-IS, WHERE IS AND WITH ALL FAULTS” IN THE PRESENT CONDITION OF EACH FACILITY, SUBJECT TO REASONABLE USE, WEAR AND TEAR, CASUALTY AND CONDEMNATION, AS PROVIDED HEREIN, BETWEEN THE EFFECTIVE DATE AND

47

THE CLOSING DATE. IT IS UNDERSTOOD AND AGREED THAT, EXCEPT FOR THE SELLER REPRESENTATIONS, NONE OF SELLER, CURRENT OPERATING TENANT OR CURRENT MANAGER, OR ANY OF THEIR RESPECTIVE AFFILIATES IS MAKING NOR HAS AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESSED OR IMPLIED, WITH RESPECT TO THE PURCHASED PROPERTY OR SELLER, CURRENT OPERATING TENANT OR CURRENT MANAGER, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, ZONING, TAX CONSEQUENCES, PHYSICAL OR ENVIRONMENTAL CONDITION, UTILITIES, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, OR THE COMPLIANCE OF SELLER OR THE PURCHASED PROPERTIES WITH APPLICABLE LAWS. PURCHASER AND ITS AFFILIATES HAVE HAD THE OPPORTUNITY TO CONDUCT ALL INSPECTIONS AND INVESTIGATIONS OF THE PURCHASED PROPERTY AND TO REVIEW OTHER MATERIALS RELATING TO THE OPERATION OF THE PURCHASED PROPERTY AND THE BUSINESS. NONE OF PURCHASER NOR ANY OF PURCHASER’S AFFILIATES HAS RELIED AND WILL NOT RELY ON, AND NONE OF SELLER, OR CURRENT MANAGER, OR ANY OF THEIR RESPECTIVE AFFILIATES ARE LIABLE FOR OR BOUND BY, ANY EXPRESSED OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO ANY PURCHASED PROPERTY, CURRENT OPERATING TENANT OR SELLER OR ANYTHING RELATING THERETO MADE OR FURNISHED BY ANY REAL ESTATE BROKER, INVESTMENT BANKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, CURRENT OPERATING TENANT OR CURRENT MANAGER, OR ANY OF THEIR RESPECTIVE AFFILIATES, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, UNLESS INCLUDED IN THE SELLER REPRESENTATIONS. NOTWITHSTANDING THE FOREGOING, SELLER’S LIABILITY SHALL NOT BE LIMITED BY THIS SECTION 6.33 IN THE EVENT THAT SELLER KNOWINGLY WITHHOLDS FROM PURCHASER ANY INFORMATION THAT IS IN SELLER’S POSSESSION OR UNDER SELLER’S CONTROL, THE DISCLOSURE OF WHICH IS REQUIRED TO MAKE ANY OF THE REPORTS OR OTHER WRITTEN MATERIALS PREPARED BY ANY SELLER PARTY, CURRENT OPERATING TENANT OR CURRENT MANAGER (INCLUDING ANY OF THEIR RESPECTIVE AFFILIATES) TRUE AND CORRECT IN ALL MATERIAL RESPECTS. THE PROVISIONS OF THIS SECTION 6.33 SHALL SURVIVE THE CLOSING.

ARTICLE 7
Representations and warranties of Purchaser

Purchaser hereby represents and warrants to Seller as follows:

Section 7.1           Organization and Standing.

Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Purchaser has the partnership

48

power and authority to execute and deliver this Agreement and to consummate the transactions and to perform its obligations contemplated by this Agreement. Purchaser is, or on or prior to the Closing will be, duly qualified to do business as a foreign limited partnership in the State of Iowa.

Section 7.2           Execution and Delivery.

The execution and delivery of this Agreement, and the consummation of the transactions contemplated by this Agreement, have been duly authorized by all necessary company action of Purchaser. This Agreement constitutes, and all instruments required to be executed and delivered by Purchaser before or at the Closing will constitute, the valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their respective terms. All persons who have executed this Agreement on behalf of Purchaser have been duly authorized to do so by all necessary company action of Purchaser and all persons who execute instruments required to be executed and delivered by Purchaser before or at the Closing shall have been duly authorized to do so by all necessary company action of Purchaser. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement will:

(a)          violate any provisions of the articles of organization or operating agreement of Purchaser;

(b)          violate any contract or agreement relating to borrowed money, or any judgment, order, injunction, decree or award against, or binding upon Purchaser or upon the property or business of Purchaser, which violation would prevent, delay or materially hinder consummation of the transactions contemplated by this Agreement;

(c)          violate any judgment, order, injunction, decree or award against, or binding upon, Purchaser; or

(d)          result in any breach, violation, default or cancellation of any contract, agreement, mortgage, deed to secure debt, or lease to which Purchaser is a party or by which Seller is bound and that could have a material adverse effect upon Purchaser’s ability to consummate the transactions described herein.

Section 7.3           Solvency.

Purchaser is not now insolvent, and will not be rendered insolvent by completion of the transactions contemplated herein. For purposes of the preceding sentence, “insolvent” means, upon completion of the Closing, (i) that the fair market value of Purchaser’s assets is less than the sum of Purchaser’s debts and other liabilities or (ii) Purchaser has inadequate cash flow to service its debts as they come due. Upon the completion of the transactions contemplated herein, Purchaser will have adequate capital for the purposes of engaging in the Business and any business or transaction in which Purchaser is or will engage.

Section 7.4           Consent of Third Parties.

Except for the licenses and permits described in Section 5.3(d), no consent of any third party is required as a condition to the entering into, performance or delivery or this Agreement by

49

Purchaser, other than such consents as would not, in any individual case or in the aggregate, have a material adverse effect upon Purchaser’s ability to consummate the transactions contemplated by this Agreement.

Section 7.5           No Governmental Approvals.

To Purchaser’s knowledge, for the requirement for Purchaser or its designee to obtain the Licenses and Healthcare Licenses described in Section 5.3(d), no order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental agency, commission, board or public authority is required to authorize, or is required in connection with the execution, delivery and performance by Purchaser of this Agreement or the taking of any action contemplated by this Agreement, which has not been obtained. Notwithstanding the foregoing, Purchaser makes no representation or warranty regarding applicability of the HSR Act to the transactions contemplated herein.

Section 7.6           Available Funds.

Purchaser has sufficient funds to permit Purchaser to consummate all the transactions contemplated hereby, including, without limitation, acquiring all the Purchased Property. Purchaser acknowledges that its obligations under this Agreement and the agreements contemplated hereby, including its obligation to pay the Purchase Price, are not conditioned upon or subject to the availability of funds to Purchaser.

Section 7.7           Brokers, Finders.

Purchaser has not retained any broker or finder in connection with the transactions contemplated hereby so as to give rise to any valid claim against Seller for any brokerage or finder’s commission, fee, or similar compensation.

Section 7.8           Patriot Act Compliance.

To the extent applicable to the Purchaser, to Purchaser’s actual knowledge upon reasonable inquiry, Purchaser has complied in all material respects with the Patriot Act and the regulations promulgated thereunder, and the rules and regulations administered by OFAC, to the extent such laws are applicable to Purchaser. Purchaser is not included on the List of Specially Designated Nationals and Blocked Persons maintained by the OFAC, nor is it a resident in, or organized or chartered under the laws of, (a) a jurisdiction that has been designated by the U.S. Secretary of the Treasury under Section 311 or 312 of the Patriot Act as warranting special measures due to money laundering concerns or (b) any foreign country that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur.

50

Section 7.9           Certain Proceedings.

There is no pending proceeding that has been commenced against any Purchaser that challenges, or may have the effect of preventing, delaying, making illegal or otherwise interfering with, the transaction contemplated by this Agreement. To Purchaser’s knowledge, no such proceeding has been threatened.

ARTICLE 8
Indemnification

Section 8.1           Indemnification by Seller.

Following the Closing, each entity comprising the Seller shall jointly and severally indemnify, hold harmless and defend Purchaser from and against any and all losses, damages, costs, expenses, liabilities, obligations and claims of any kind (including, without limitation, reasonable attorneys’ fees and other legal costs and expenses) (collectively, “Losses”) which Purchaser may at any time suffer or incur, or become subject to, as a result of or in connection with:

(a)          any breach or inaccuracy of any of the representations and warranties made by Seller in this Agreement;

(b)          any failure by Seller to carry out, perform, satisfy and discharge any of its covenants, agreements, undertakings, liabilities or obligations under this Agreement;

(c)          the Excluded Liabilities;

(d)          the failure to comply with applicable bulk sales laws;

(e)          any federal, state, or local income, payroll, sales and use, ad valorem or other taxes payable by Seller or for which Seller is liable in connection with any period prior to the Closing Date, and any interest or penalties thereon;

(f)          any claims made by any third party pursuant to or related to the ECI Purchase Agreement or the Pennsylvania Place PSA (as defined in the ECI Purchase Agreement).

Section 8.2           Indemnification by Purchaser.

Following the Closing, Purchaser shall indemnify and hold harmless Seller from and against, and reimburse Seller for, any and all Losses which Seller may at any time suffer or incur, or become subject to, as a result of or in connection with:

(a)          any breach or inaccuracy of any representations and warranties made by Purchaser in or pursuant to this Agreement;

(b)          any failure by Purchaser to carry out, perform, satisfy and discharge any of its covenants, agreements, undertakings, liabilities or obligations under this Agreement; or

51

(c)          the Assumed Liabilities.

Section 8.3           Indemnification Limits; Survival.

(a)          Purchaser Indemnification Limits; Survival. Purchaser shall not be entitled to any indemnification from Seller under Section 8.1(a) or Section 8.1(b) unless and until the aggregate amount of indemnifiable claims of Purchaser under this Agreement exceeds Seventy-Five Thousand and No/100 U.S. Dollars ($45,000) (the “Seller Threshold”), at which point Seller shall be liable for all indemnifiable claims of Purchaser under Section 8.1(a) and Section 8.1(b). The parties agree that the Holdback Amount shall, subject to the terms and conditions of the Post-Closing Escrow Agreement, be the sole source of recovery for claims for indemnification pursuant to indemnification under Section 8.1(a) and Section 8.1(b) (the “Indemnification Cap”); provided, however, that neither the Seller Threshold nor the Indemnification Cap shall apply in the case of: (i) fraud on the part of Seller; (ii) any claims arising under Section 8.1(a) with respect to the representations and warranties contained in Section 6.1, Section 6.3, Section 6.20 or Section 6.27 (which shall be limited to the Purchase Price); or (iii) any claims arising under Section 8.1(c), Section 8.1(d) or Section 8.1(e) (which shall be limited to the Purchase Price). All of Seller’s representations and warranties under this Agreement shall survive for a period of twelve (12) months following the Closing Date. Purchaser’s right to make any claim for indemnification against Seller under Section 8.1(a), Section 8.1(b) and Section 8.1(d) shall expire at the end of the twelfth (12th) month following the Closing; provided, however, that any claim for which Purchaser has given written notice prior to expiration of such twelve (12) month anniversary shall survive until finally adjudicated; and further provided that Purchaser’s right to make any claim for indemnification pursuant to Section 8.1(c) or Section 8.1(f) shall survive only for the applicable statute of limitations for the making of such claim with respect to any such Excluded Liability or under the ECI Purchase Agreement or the Pennsylvania Place PSA, as applicable (or, if shorter, the period under which claims can be made by the party making such claim under the applicable contract to the extent such limitations are enforceable in accordance with their terms) and any claim for indemnification pursuant to Section 8.1(e) shall survive only for the applicable statute of limitations period for collection of the applicable tax.

(b)          Seller Indemnification Limits; Survival. Seller shall not be entitled to any indemnification from Purchaser under Section 8.2(a) or Section 8.2(b) unless and until the aggregate amount of indemnifiable claims of Seller under this Agreement, exceeds Seventy-Five Thousand and No/100 U.S. Dollars ($45,000) (the “Purchaser Threshold”), at which point Purchaser shall be liable for all indemnifiable claims of Seller under Section 8.2(a) and Section 8.2(b). Purchaser’s liability for indemnification under Section 8.2(a) and Section 8.2(b) shall not in any case exceed two and one-half percent (2.5%) of the total Purchase Price (the “Purchaser Indemnification Cap”); provided, however, that neither the Purchaser Threshold nor the Purchaser Indemnification Cap shall apply in the case of: (i) fraud on the part of Purchaser; (ii) any claims arising under Section 8.2(a) with respect to the representations and warranties contained in Section 7.1, Section 7.2, Section 7.7 (which shall be limited to the Purchase Price); or (iii) any claims arising under Section 8.2(c). All of Purchaser’s representations and warranties under this Agreement shall survive for a period of twelve (12) months following the Closing Date; provided, however, that any claim for which Seller has given written notice prior to expiration of such twelve (12) month anniversary shall survive until finally adjudicated; and

52

further provided that Seller’s right to make any claim for indemnification pursuant to Section 8.2(c) shall not be limited by this provision.

(c)          For purposes of determining the amount of Losses that are subject to indemnification hereunder with respect to any events, facts or circumstances, after determining whether or not such facts, events or circumstances give rise to a breach of a representation or warranty (after giving full effect to any qualifications as to materiality or similar standards, or of lack of “material adverse effect,” contained in such representation and warranty), the determination of the amount of Losses for such breach of representation and warranty, as it relates to such facts, events or circumstances, shall be made without giving effect to any qualifications as to materiality or similar standards, or the lack of “material adverse effect” contained in such representation or warranty.

(d)          Any payments made pursuant to ARTICLE 8 of this Agreement shall be treated as a purchase price adjustment for income tax purposes.

(e)          For purposes of this Section 8.3, the total Purchase Price shall be deemed to mean the Purchase Price, as adjusted in accordance with the terms of this Agreement, for each Facility for which a Closing has occurred hereunder.

Section 8.4           Procedures Regarding Third Party Claims.

The procedures to be followed by Purchaser and Seller with respect to indemnification hereunder regarding claims by third parties shall be as follows:

(a)          Promptly after receipt by Purchaser or Seller, as the case may be, of notice of the commencement of any action or proceeding or the assertion of any claim by a third person, which the party receiving such notice has reason to believe may result in a claim by it for indemnity pursuant to this Agreement, such person (the “Indemnified Party”) shall give notice of such action, proceeding or claim to the party against whom indemnification is sought (the “Indemnifying Party”), setting forth in reasonable detail the nature of such action or claim, including copies of any written correspondence from such third person to such Indemnified Party.

(b)          The Indemnifying Party shall be entitled, at its own expense, to assume and control such defense with counsel chosen by the Indemnifying Party and approved by the Indemnified Party, which approval shall not be unreasonably withheld or delayed. The Indemnified Party shall be entitled to participate in such defense after such assumption at the Indemnified Party’s own expense. Upon assuming such defense, the Indemnifying Party shall have full rights to enter into any monetary compromise or settlement which is dispositive of the matters involved; provided that such settlement is paid in full by the Indemnifying Party and will not have any continuing material adverse effect upon the Indemnified Party.

(c)          With respect to any action, proceeding or claim as to which the Indemnifying Party shall not have exercised its right to assume the defense, the Indemnified Party may assume and control the defense of and contest such action, proceeding or claim with counsel chosen by it.

53

The Indemnifying Party shall be entitled to participate in the defense of such action, the cost of such participation to be at its own expense. The Indemnifying Party shall be obligated to pay the reasonable attorneys’ fees and expenses of the Indemnified Party to the extent that such fees and expenses relate to claims as to which indemnification is due under Section 8.1 or Section 8.2 hereof, as the case may be. The Indemnified Party shall have full rights to dispose of such action and enter into any monetary compromise or settlement; provided, however, in the event that the Indemnified Party shall settle or compromise any claims involved in the action insofar as they relate to, or arise out of, the same facts as gave rise to any claim for which indemnification is due under Section 8.1 or Section 8.2 hereof, as the case may be, it shall act reasonably and in good faith in doing so.

(d)          Both the Indemnifying Party and the Indemnified Party shall cooperate fully with one another in connection with the defense, compromise or settlement of any such claim, proceeding or action, including, without limitation, by making available to the other all pertinent information and witnesses within its control.

Section 8.5           General Qualifications on Indemnification.

Notwithstanding any provision to the contrary, the indemnification rights set forth in Section 8.1 and Section 8.2 shall be subject to the following:

(a)          The liability of an Indemnifying Party with respect to any indemnification claim shall be reduced by the amount of any tax benefit actually realized or any insurance proceeds received by Indemnified Party as a result of any damages, upon which such claim is based, and shall include any tax detriment actually suffered by the Indemnified Party as a result of such damages. The amount of such tax benefit or detriment shall be determined by taking into account the effect, if any, and to the extent determinable, of timing differences resulting from the acceleration or deferral of items of gain or loss resulting from such damages.

(b)          Losses for any Indemnified Party shall include actual damages and shall not include any special, punitive, multiplied or consequential damages, or lost profits, except to the extent the same are included in a third-party judgment against the Indemnified Party.

(c)          Upon payment in full of any indemnification claim, the Indemnifying Party shall be subrogated to the extent of such payment to the rights of the Indemnified Party against any person or entity with respect to the subject matter of such indemnification claim.

(d)          An Indemnified Party may not recover for any Losses otherwise indemnifiable under Section 8.1(a), Section 8.1(b), Section 8.2(a) or Section 8.2(b) if such Indemnified Party had actual (and not imputed) knowledge prior to Closing of the breach, inaccuracy or failure giving rise to such Losses.

(e)          An Indemnifying Party shall be relieved of its duty to indemnify an Indemnified Party hereunder if and to the extent the Indemnified Party fails to use commercially reasonable efforts in good faith to mitigate its damages, including, but not limited to, failure to give timely notice to its insurance carriers and to pursue recovery under applicable policies of insurance.

54

Without limiting the foregoing, to the extent that insurance proceeds are collected after amounts have been paid by an Indemnifying Party with respect to any claim hereunder, the Indemnified Party shall promptly pay over to the Indemnifying Party the amount of insurance proceeds actually received by the Indemnified Party in respect of such claim (net of the out-of-pocket costs reasonably incurred of pursuing or obtaining such insurance proceeds and any increased premium amounts directly attributable to such claim), such amount not to exceed the amount paid by the Indemnifying Party to the Indemnified Party in respect of such claim.

(f)          Any amounts due to Purchaser from Seller pursuant to this ARTICLE 8 shall be paid first from the Holdback Amount in accordance with the Escrow Agreement, until the Holdback Amount has been exhausted or released.

Section 8.6           Exclusivity.

Following the Closing, in the absence of actual fraud (in which case a party may avail itself of statutory and common law remedies for fraud), this ARTICLE 8 shall be the sole and exclusive basis for the assertion of claims by or imposition of liability on the parties hereto with respect to this Agreement (including any certificate certifying compliance with, or the truth or accuracy of, any provision of this Agreement), including any liability from claims for breach of contract, warranty, tortious conduct (including negligence) or otherwise and whether predicated on common law, statute, strict liability, or otherwise, or conduct otherwise relating to the negotiation and consummation of the purchase and sale of the Purchased Property and Business hereunder; provided, however, that nothing in this Section 8.6 shall limit (i) the remedy of specific performance for any breach of the provisions of Section 10.7 or (ii) any remedies available at law or equity (including without limitation specific performance) for any breach of the provisions of Section 10.14.

Section 8.7           Effective Upon Closing.

The provisions of this ARTICLE 8 shall become effective upon completion of the Closing, and shall have no force and effect prior to the Closing or if this Agreement is terminated prior to Closing.

ARTICLE 9
Default and Termination

Section 9.1           Right of Termination.

This Agreement and the transactions contemplated hereby may be terminated in its entirety at any time prior to Closing as follows:

(a)          by mutual agreement of Seller and Purchaser;

(b)          by Purchaser, as and to the extent permitted pursuant to Section 2.4(d)(ii), Section 5.6(b), Section 5.8, Section 10.11 and Section 10.12;

(c)          by Seller, as and to the extent permitted pursuant to Section 5.6(a);

55

(d)          by Seller or Purchaser, if a court of competent jurisdiction or other governmental agency shall have issued an order, decree, or ruling or taken any other action (which order, decree or ruling the parties hereto shall use their best efforts to lift), in each case permanently restraining, enjoining, or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling, or other action shall have become final and nonappealable; or

(e)          by the Purchaser, if the Seller shall have breached any of its representations, warranties, covenants or agreements contained in this Agreement (other than the conditions contained in Section 5.2 hereof), which breach cannot be or has not been cured within ten (10) days after the giving of written notice by the Purchaser to the Seller specifying such breach.

Upon termination of this Agreement prior to Closing, except as otherwise expressly provided herein, the parties shall have no further liability hereunder except that the following provisions shall survive any such termination: Section 4.1(b), Section 4.5, Section 4.6(iv) and Section 4.7. In the event of any termination of this Agreement pursuant to subsection Section 9.1(e) above, the portion of the Deposit attributable to the applicable Facility or the entire deposit, as applicable, shall be returned to Purchaser and Purchaser shall be entitled to reimbursement by Seller of all of its costs and expenses related to the potential acquisition of the applicable Facility or Facilities, including without limitation legal fees and fees paid to third parties related to Purchaser’s due diligence review of the applicable Facility or Facilities.

Section 9.2           Remedies upon Default.

(a)          If Seller defaults on any of its obligations hereunder, and such default continues for ten (10) days after written notice thereof specifying such default, Purchaser may serve notice in writing to Seller in the manner provided in this Agreement, and either:

(i)          Terminate this Agreement, receive a refund of the Deposit and receive from Seller reimbursement of actual third-party out-of-pocket expenses incurred by Purchaser in pursuing the transactions contemplated by this Agreement; provided, however, in no event, shall the amount recoverable by Purchaser under this Section 9.2(a)(i) exceed the sum of Three Hundred Thousand and No/100 U.S. Dollars ($300,000) in the aggregate; or

(ii)         Waive any such defaults and consummate the transaction contemplated by this Agreement in the same manner as if there had been no defaults without any reduction in the Purchase Price and without any further claim against Seller therefor; or

(iii)        Pursue an action for specific performance.

(b)          If Purchaser defaults on any of its obligations hereunder, and such default continues for ten (10) days after written notice thereof specifying such default, Seller may serve notice in writing to Purchaser in the manner provided in this Agreement, and either:

(i)          Terminate this Agreement and receive the Deposit (as liquidated damages).

56

(ii)         Waive any such defaults and consummate the transaction contemplated by this Agreement in the same manner as if there had been no defaults without any increase in the Purchase Price and without any further claim against Purchaser therefor.

Section 9.3           Obligations Upon Termination.

If this Agreement is terminated, each of the parties shall bear its own costs incurred in connection with the transactions contemplated by this Agreement and Purchaser shall return to Sellers all Requested Diligence Materials provided to Purchaser.

Section 9.4           Termination Notice.

Each notice given by a party to terminate this Agreement shall specify the Subsection of this ARTICLE 9 pursuant to which such notice is given. If at the time a party gives a termination notice, such party is entitled to give such notice pursuant to more than one Subsection of ARTICLE 9, the Subsection pursuant to which such notice is given and termination is effected shall be deemed to be the section specified in such notice provided that the party giving such notice is at such time entitled to terminate this Agreement pursuant to the specified section.

Section 9.5           Sole and Exclusive Remedy.

Sellers and Purchaser each acknowledge and agree that prior to the Closing, such party’s sole and exclusive remedy with respect to any and all claims made prior to the Closing for any breach or liability under this Agreement or otherwise relating to the subject matter of this Agreement and the transactions contemplated hereby shall be solely in accordance with, and limited to Section 9.1 and Section 9.2. The foregoing shall in no manner limit the rights and obligations of the parties provided in ARTICLE 8 from and after the Closing. In addition, in no event shall the provisions of this ARTICLE 11 limit the non-prevailing party’s obligation to pay the prevailing party’s attorneys’ fees and costs pursuant to Section 10.13 hereof.

ARTICLE 10
Miscellaneous

Section 10.1         Access to Books and Records after Closing.

Following the Closing, Purchaser shall give Seller or its authorized representatives access, during normal business hours and upon prior notice, to such books and records constituting or relating to the Purchased Property as shall be reasonably requested by Seller in connection with the preparation and filing of the party’s tax returns, to comply with regulatory requirements, to defend or discharge the Excluded Liabilities, or for any other valid business purpose, and to make extracts and copies of such books and records. Purchaser agrees to retain all books and records included as part of the Purchased Property for at least six (6) years following the Closing Date.

Section 10.2         Notices.

All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of service if served personally on the

57

party to whom notice is to be given, (ii) on the day of transmission if sent via facsimile transmission to the facsimile number given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission, or if sent via electronic mail (e.g. email), (iii) on the day after delivery to FedEx or similar overnight courier, or (iv) on the tenth (10th) day after mailing, if mailed to the party to whom notice is to be given, by first-class mail, registered or certified, return receipt requested, postage prepaid and properly addressed, to the party as follows:

If to Purchaser:	American Realty Capital Healthcare
Trust II Operating Partnership, L.P.
Attn: Edward M Weil., Jr.
405 Park Avenue, 15th Floor
New York, New York 10022

With a copy (which will not constitute	Jesse Galloway:
notice) to	American Realty Capital Healthcare
Trust II Operating Partnership, L.P.
405 Park Avenue, 15th Floor
New York, New York 10022

With a copy (which will not constitute	Michael A. Okaty
notice) to:	Foley & Lardner LLP
111 North Orange Avenue
Suite 1800
Orlando, Florida 32801

If to Seller:	c/o Sunnybrook
Attn: James T. Elliott
601 S. 23rd Street, Suite 15
Fairfield, Iowa 52556
Telephone: (641) 209-9396
Facsimile: (641) 209-9413

With a copy (which will not constitute	Locke Lord LLP
notice) to:	Attn: Whit Roberts, Esq.
2200 Ross Avenue, Suite 2200
Dallas, Texas 75201-6776
Telephone: (214) 740-8659
Facsimile: (214) 756-8659

Any party may change the address to which notices are to be sent to it by giving written notice of such change of address to the other parties in the manner herein provided for giving notice.

Section 10.3         Good Faith; Cooperation.

The parties shall in good faith undertake to perform their obligations in this Agreement, to satisfy all conditions and to cause the transactions contemplated by this Agreement to be carried out

58

promptly in accordance with its terms. The parties shall cooperate fully with each other and their respective representatives in connection with any actions required to be taken as part of their respective obligations under this Agreement.

Section 10.4         Assignment; Exchange Cooperation; Successors in Interest.

Neither Purchaser nor Seller may assign any of their respective rights hereunder, except with the prior written consent of the other.

(a)          Notwithstanding the foregoing, prior to the Closing Purchaser may assign its rights under this Agreement in whole or in part, to any affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of Purchaser, including without limitation the special purpose entities identified in Schedule 10.4 attached hereto (but with respect to any such assignment Purchaser and the affiliate assignee shall be jointly and severally liable to Seller hereunder). Any such assignee shall be deemed to have made the same representations to Seller.

(b)          Notwithstanding the foregoing, following the Closing any entity constituting Seller may assign its rights under this Agreement in whole or in part, to any affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of Seller so long as such assignee also assumes all obligations of assignor under this Agreement and both assignee and assignor remain bound by the provisions of this Agreement and jointly and severally liable for the obligations of Seller hereunder.

(c)          This Agreement is binding upon the parties and their respective successors or assigns and inures to the benefit of the parties and their permitted successors and assigns.

Section 10.5         No Third Party Beneficiaries.

The parties do not intend to confer any benefit under this Agreement on anyone other than the parties, and nothing contained in this Agreement shall be deemed to confer any such benefit on any other person, including any current or former employee or agent of Seller or any dependent or beneficiary of any of them.

Section 10.6         Severability.

Any determination by any court of competent jurisdiction of the invalidity of any provision of this Agreement that is not essential to accomplishing its purposes shall not affect the validity of any other provision of this Agreement, which shall remain in full force and effect and which shall be construed as to be valid under applicable law.

Section 10.7         Purchaser Records Rights.

Upon Purchaser’s request, for a period of one (1) year after Closing, Seller shall make the operating statements and any and all books, records, correspondence, financial data, leases, delinquency reports and all other documents and matters maintained by Seller or its agents and relating to receipts and expenditures reasonably necessary to complete an audit pertaining to the Purchased Property for the three (3) most recent full calendar years and the interim period of the

59

current calendar year (collectively, the “Records”) available to Purchaser for inspection, copying and audit by Purchaser’s designated accountants, and at Purchaser’s expense. Seller shall provide Purchaser, but without expense to Seller, with copies of, or access to, such factual and financial information as may be reasonably requested by Purchaser or its designated accountants, and in the possession or control of Seller, to enable Purchaser to file any filings required by the Securities and Exchange Commission (the “SEC”) in connection with the purchase of the Purchased Property. Seller understands and acknowledges that Purchaser is required to file audited financial statements related to the Purchased Property with the SEC within seventy-one (71) days of the Closing Date and agrees to provide any records on a timely basis to facilitate Purchaser’s timely submission of such audited financial statements.. The provisions of this Section 10.7 shall survive Closing.

Section 10.8         Controlling Law; Integration; Amendment; Waiver.

(a)          This Agreement shall be governed by and construed in accordance with the laws and case decisions of the State of Iowa applicable to contracts made and to be performed therein.

(b)          This Agreement and the other contracts, documents and instruments to be delivered pursuant to this Agreement supersede all prior negotiations, agreements, information memoranda, letters of intent and understandings between the parties with respect to their subject matter, whether written or oral, constitute the entire agreement of the parties with respect to their subject matter, and may not be altered or amended except in writing signed by Purchaser and Seller. Without limiting the foregoing, this Agreement replaces in its entirety the Access Agreement and neither party shall have further rights or obligations pursuant to such Access Agreement. Neither of the parties has made or relied upon any representation, warranty or assurances in connection with the transactions contemplated hereunder other than those expressly made herein.

(c)          The failure of any party at any time or times to require performance of any provision of this Agreement shall in no manner affect its right to enforce the same, and no waiver by any party of any provision (or of a breach of any provision) of this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed or construed either as a further or continuing waiver of any such provision or breach or as a waiver of any other provision (or of a breach of any other provision) of this Agreement.

Section 10.9         Time.

Time is of the essence with respect to this Agreement.

Section 10.10         Survival.

For the avoidance of doubt and notwithstanding anything contrary in this Agreement, Section 4.5, Section 4.6, Section 4.7, Section 4.9, Section 4.11, Section 4.12, Section 5.7, ARTICLE 8 and ARTICLE 10 of this Agreement shall survive the Closing of this Agreement.

60

Section 10.11         Eminent Domain - Condemnation.

The risk of any loss or damage to the Purchased Property by condemnation before the Closing shall continue to be borne by Seller. In the event any condemnation proceeding is commenced or threatened, Sellers shall promptly give Purchaser written notice thereof (in any event within five (5) days after any Seller first has knowledge of the occurrence of same), together with such reasonable details with respect thereto as to which any Seller may have knowledge. If, prior to the Closing, there is a material taking by eminent domain at the Real Property, this Agreement shall become null and void at Purchaser’s option, and upon receipt by Seller of the written notice of an election by Purchaser to treat this Agreement as null and void, this Agreement shall be deemed null and void. If Purchaser elects to proceed and to consummate the purchase despite said material taking, or if there is less than a material taking prior to the Closing, there shall be no reduction in or abatement of the Purchase Price and Purchaser shall be required to purchase the Purchased Property in accordance with the terms of this Agreement, and Seller shall assign to Purchaser, without representation of warranty by or recourse against Seller, all of Seller’s right, title and interest in and to any award made or to be made in the condemnation proceeding (in which event Purchaser shall have the right to participate in such proceeding). For the purpose of this Section 10.11, the term “material” shall mean any taking of in excess of five percent (5%) of the square footage of the Improvements or ten percent (10%) of the Real Property associated with the Property. The parties’ obligations, if any, under this Section 10.11 shall survive the expiration or any termination of this Agreement.

Section 10.12         Risk Of Loss.

The risk of any loss or damage to the Property by fire or other casualty before the Closing shall continue to be borne by Seller. Seller shall promptly give Purchaser written notice of any fire or other casualty (in any event within five (5) days after Seller first has knowledge of the occurrence of same), which notice shall include a description thereof in reasonable detail and an estimate of the cost of time to repair. If (i) any portion of the Purchased Property is damaged by fire or casualty after the Effective Date and is not repaired and restored substantially to its original condition prior to the Closing, or (ii) at the time of the Closing the estimated cost of repairs as to the Purchased Property is ONE HUNDRED THOUSAND AND NO/100 U.S. DOLLARS ($100,000.00) or less, as determined by an independent adjuster selected by Seller, Purchaser shall be required to purchase the Property in accordance with this Agreement, and Purchaser shall, at Purchaser’s option, either: (x) receive a credit at the Closing of the estimated cost or repairs to the Purchased Property, as determined by the aforesaid independent adjuster, plus any reasonably estimated lost revenue following the Closing arising from such fire or casualty; or (y) receive from Seller at Closing (I) an assignment, without representation or warranty by or recourse against Seller, of all insurance claims and proceeds with respect thereto, plus (II) an amount equal to Seller’s insurance deductible, plus (III) a credit for the amount of any reasonably estimated lost revenue following the Closing arising from such fire or casualty. If the estimated cost of repairing such damage to the Property is more than ONE HUNDRED THOUSAND AND NO/100 U.S. DOLLARS ($100,000.00), as determined by such independent adjuster, Purchaser may, at its sole option: (x) terminate this Agreement by notice to Sellers on or before the earlier of the Closing or the tenth (10th) day after receipt of such notice described above, in which event no party shall have any further liability to the party under this Agreement; or (y) proceed to Closing as provided in this Section 10.12. In no event shall the amount of insurance proceeds assigned to Purchaser under this subparagraph (plus the amount of the deductible) exceed the lesser of (i) the cost of repair or (ii)

61

the Purchase Price. The parties’ obligations, if any, under this Section 10.12 shall survive the expiration or any termination of this Agreement.

Section 10.13         Attorneys’ Fees.

In the event either party brings an action to enforce or interpret any of the provisions of this Agreement, the “prevailing party” in such action shall, in addition to any other recovery, be entitled to its reasonable attorneys’ fees and expenses arising from such action and any appeal or any bankruptcy action related thereto, whether or not such matter proceeds to court. For purposes of this Agreement, “prevailing party” shall mean, in the case of a person asserting a claim, such person is successful in obtaining substantially all of the relief sought, and in the case of a person defending against or responding to a claim, such person is successful in denying substantially all of the relief sought.

Section 10.14         Covenant Not to Compete.

(i)          For a period of three (3) years following the Closing, each party comprising the Seller agrees that neither it nor any its affiliates, or other entities which any party comprising the Seller controls, is controlled by or is under common control with, shall, directly or indirectly, develop, own, invest in, finance, manage or franchise any facility similar to the Business within a radius of twenty (20) miles from any portion of the Real Property. For the avoidance of doubt and without limitation, any facility operating as an assisted living facility and/or memory care facility, an independent living facility, and/or a skilled nursing facility shall be deemed to be similar to the Business for purposes of this Section 10.14. The provisions of this Section 10.14 shall survive Closing.

(ii)         Seller agrees to use all reasonable efforts following the Closing to enforce (at Purchaser’s expense) the non-compete obligations of any ECI Seller to the extent requested by Purchaser.

(iii)        Seller and Purchaser agree that SunnyBrook Living Care Center, a skilled nursing facility located at 400 Highland Street, Fairfield, IA 52556, is excluded from the covenant not to compete contained in Section 10.14(i) above.

Section 10.15         Waiver of Jury Trial.

The parties agree that no party to this Agreement shall seek a jury trial in any lawsuit, proceeding, counterclaim or other litigation based upon, or arising out of, this Agreement or the dealings or the relationship between them.

Section 10.16         Construction.

This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that it may have been prepared by counsel for one of the parties, it being recognized that both Seller and Purchaser have contributed with the advice of counsel to the preparation of this Agreement.

62

Section 10.17         Execution in Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. This Agreement may be executed by counterpart signatures and all counterpart signature pages shall constitute a part of this Agreement. Delivery of a counterpart hereof via facsimile transmission or by electronic mail transmission, including but not limited to an Adobe file format document (also known as a PDF file), shall be as effective as delivery of a manually executed counterpart hereof.

[ Signatures commence on the following page. ]

63

IN WITNESS WHEREOF, each of the parties hereto has signed and sealed this Asset Purchase Agreement as of the day and year first above written.

SELLER:

ECI ACQUISITION I, LLC, a Delaware limited liability company

By:	/s/ James T. Elliott IV
Name:	James T. Elliott IV
Title:	President

VILLAGE ASSISTED LIVING LLC, an Iowa limited liability company

By:	/s/ James T. Elliott IV
Name:	James T. Elliott IV
Title:	President

MT. PLEASANT ASSISTED LIVING LLC, an Iowa limited liability company

By:	/s/ James T. Elliott IV
Name:	James T. Elliott IV
Title:	President

BURLINGTON ASSISTED LIVING LLC, an Iowa limited liability company

By:	/s/ James T. Elliott IV
Name:	James T. Elliott IV
Title:	President

[Signatures Continue on the Following Page]

MUSCATINE ASSISTED LIVING LLC, an Iowa limited liability company

By:	/s/ James T. Elliott IV
Name:	James T. Elliott IV
Title:	President

FT. MADISON ASSISTED LIVING LLC, an Iowa limited liability company

By:	/s/ James T. Elliott IV
Name:	James T. Elliott IV
Title:	President

CARROLL ASSISTED LIVING LLC, an Iowa limited liability company

By:	/s/ James T. Elliott IV
Name:	James T. Elliott IV
Title:	President

[Signatures Continue on the Following Page]

PURCHASER:

AMERICAN REALTY CAPITAL HEALTHCARE TRUST II OPERATING PARTNERSHIP, L.P. a Delaware limited partnership

By: American Realty Capital Healthcare Trust, Inc., a Maryland corporation, its general partner

By:	/s/ Edward M. Weil, Jr.
Name:	Edward M. Weil, Jr.
Title:	President

SIGNATURE PAGE TO

ASSET PURCHASE AGREEMENT

Exhibit A

Escrow Agreement

[ See attached. ]

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”) is made effective as of the ____ day of August, 2014 (the “Effective Date”), by and among AMERICAN REALTY CAPITAL HEALTHCARE TRUST II OPERATING PARTNERSHIP, L.P. a Delaware limited partnership (“Purchaser”), ECI Acquisition 1, LLC, a Delaware limited liability company VILLAGE ASSISTED LIVING LLC, an Iowa limited liability company, MT. PLEASANT ASSISTED LIVING LLC, an Iowa limited liability company, BURLINGTON ASSISTED LIVING LLC, an Iowa limited liability company, MUSCATINE ASSISTED LIVING LLC, an Iowa limited liability company, CARROLL ASSISTED LIVING LLC, an Iowa limited liability company, FT. MADISON ASSISTED LIVING LLC, an Iowa limited liability company and BURLINGTON INDEPENDENT LIVING LLC, an Iowa limited liability company (collectively, the “Seller”), and Stewart Title Guaranty Company, as escrow agent (“Escrow Agent”). Each party to this Agreement is sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS:

A.           Purchaser and Seller are parties to that certain Asset Purchase Agreement dated as of the 1st day of August, 2014 (the “Purchase Agreement”), pursuant to which Purchaser has agreed to purchase from Seller certain skilled nursing facilities and related assets located in the State of Iowa, as more particularly described therein.

B.           Purchaser has deposited with the Escrow Agent certain Escrowed Funds described herein. The Parties intend that the Escrow Agent shall hold and disburse the Escrowed Funds in accordance with the terms of this Agreement.

NOW THEREFORE, for and in consideration of the execution of this document and the mutual promises and covenants made herein, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties agree as follows:

1.          Each of the Recitals above is true and correct and is hereby incorporated by reference.

2.          ESCROWED FUNDS

(a)          Escrowed Funds. Purchaser has deposited with the Escrow Agent and Escrow Agent hereby acknowledges receipt of Three Million and No/100 U.S. Dollars ($3,000,000) (the “Escrowed Funds”). The Escrow Agent shall hold and disburse the Escrowed Funds in accordance with the terms of this Agreement.

3.          ESCROW AGENT

(a)                    Appointment of Escrow Agent. Seller and Purchaser hereby appoint the Escrow Agent, with a mailing address of One Washington Mall, Suite 1400 Boston, MA 02108, as the Escrow Agent hereunder to receive, hold and disburse the Escrowed Funds, and to otherwise perform the duties of the Escrow Agent pursuant to this Agreement. Escrow Agent hereby accepts its appointment as the escrow agent and agrees to receive, hold and disburse the Escrowed Funds in accordance with the terms of this Agreement and will not disburse or otherwise transfer any portion of the Escrowed Funds to any person other than pursuant to the express provisions hereof.

(b)                    Escrow Agent Responsibilities. The Escrow Agent executes this Agreement solely for the purpose of accepting the escrow created hereby, on the terms and conditions set forth in it, and undertakes to perform the duties, but only the duties, specifically set forth herein. Escrow Agent shall hold the Escrowed Funds in a single non-interest bearing account with Stewart Title Guaranty Company. The account shall be in the name of Escrow Agent but shall not be the property of the Escrow Agent. Escrow Agent shall have no liability for any loss which may result from any failure of the institution in which the Escrowed Funds are placed; provided, however, that notwithstanding anything herein to the contrary, in the event of a loss resulting from the failure of the financial institution in which the Escrowed Funds are placed, Seller and Purchaser shall have the same remedies generally available to depositors of the financial institution, including, without limitation, all remedies available at law or in equity. The Escrow Agent is not required to secure the performance of its duties by bond or otherwise. Seller and Purchaser hereby release the Escrow Agent from all liability for any punitive, incidental, consequential, or other damages or obligations to them for any act or omission by the Escrow Agent or any of its agents, partners, or employees performed in good faith in the exercise of its or their best judgment and in a manner reasonably believed by it or them to be authorized or within the duties, rights, powers, privileges, or direction conferred on the Escrow Agent by this Agreement, except for willful misconduct, negligence, tortious conversion of any Escrowed Funds or documents, instruments or items, if any, delivered to the Escrow Agent hereunder, or breach of this Agreement by the Escrow Agent. Without limiting the generality of the foregoing, the responsibilities of the Escrow Agent are further defined, limited, and qualified by the following:

(1)   the duties and obligations of the Escrow Agent will be determined solely by the express provisions of this Agreement, and this Agreement is not to be interpreted or construed to impose on the Escrow Agent any implied duties, covenants, or obligations;

(2)   the Escrow Agent may execute any of its rights, powers, or responsibilities under this Agreement either directly or by or through its agents, partners, employees, or attorneys, and it will not be liable for any error of judgment made in good faith by an authorized agent, partner, employee, or attorney of it, unless it is proven that the Escrow Agent was negligent in ascertaining the pertinent facts or in employing or supervising the agent, partner, or employee;

(3)   the Escrow Agent will not be liable to any person with respect to any action taken, suffered, or omitted by it in accordance with this Agreement or in accordance with written instructions signed by Seller and Purchaser or an order issued by a court of competent jurisdiction, except to the extent arising as a result of Escrow Agent’s negligence, willful misconduct or breach of this Agreement;

(4)   the Escrow Agent may rely on any document given to it pursuant to this Agreement without verifying the authenticity of it, the genuineness of any signature on it, or the authority of the person signing the document or purporting to give it to the Escrow Agent, and the Escrow Agent is not obligated to examine or pass upon the validity, execution, binding effect, or sufficiency of either this Agreement or any amendment or supplement to it, so long as the Escrow Agent shall in good faith believe the same to be genuine, to have been signed or presented by the person or parties purporting to sign the same and to conform to the provisions of this Agreement;

(5)   the Escrow Agent will be free from any liability when acting in good faith in accordance with any written advice or opinion received from legal counsel, an independent certified public accountant, or other expert rendering advice or an opinion within his area of expertise, except to the extent arising as a result of Escrow Agent’s negligence, willful misconduct or breach of this Agreement;

(6)   nothing in this Agreement will be deemed to impose on the Escrow Agent any liability to any person as a result of any failure of the Escrow Agent to qualify to do business or to act as a fiduciary or otherwise in any jurisdiction; and

(7)   the Escrow Agent is not under any duty to give the Escrowed Funds held in escrow by it pursuant to this Agreement any greater degree of care than it gives its own similar property, and the Escrow Agent makes no representation as to the value, validity or genuineness, of any document or instrument delivered to it.

(c)                    Disbursement of Escrowed Funds.

(1)   Upon Closing. Upon Closing (as defined in the Purchase Agreement) of the transactions contemplated by the Purchase Agreement, Purchaser and Seller shall jointly deliver to the Escrow Agent irrevocable wire transfer instructions and the Escrow Agent shall release and deliver the Escrowed Funds to the parties identified in such instructions in accordance with such instructions. Such instructions may be delivered via facsimile.

(2)   Upon Termination of Purchase Agreement. The Escrow Agent shall immediately disburse the Escrowed Funds (i) to Purchaser or Seller, as provided in joint written instructions from Purchaser and Seller to the Escrow Agent, which instructions are delivered pursuant to Section 3.1(c) or 3.1(d) of the Purchase Agreement or (ii) to Purchaser, in the event that Purchaser terminates the Purchase Agreement pursuant to Section 3.1(e) of the Purchase Agreement.

(3)   Pursuant to Court Order. The Escrowed Funds shall be paid in accordance with a final order of a court of competent jurisdiction, from which no appeal has been taken and appeal time expired or, if taken, has become final.

(d)                    Escrow Controversy. If a controversy arises before, during, or after the term of this Agreement with respect to the Escrowed Funds or other documents, instruments or items, if any, delivered to the Escrow Agent hereunder, or the application of any of them, the Escrow Agent may do either or both of the following: (i) withhold further performance by it pursuant to Section 3(c)(1) or (2) above until the Escrow Agent receives the joint written instructions of Seller and Purchaser, in which case the Escrow Agent may act in accordance with such joint written instructions, or (ii) commence or defend any action or proceeding for or in the nature of interpleader. If a suit or proceeding for or in the nature of interpleader is brought by or against it, the Escrow Agent may deliver all funds, if any, and other property held by it under this Agreement into the registry of the court and thereupon will be released and discharged from all further obligations and responsibilities under this Agreement.

(e)                    Reimbursement and Indemnification of Escrow Agent. Purchaser and Seller shall indemnify the Escrow Agent and hold it harmless, upon demand, from all cost, loss, damage, expense, and liability (including reasonable legal fees and expenses and amounts paid in settlement) suffered or incurred by it in connection with, or arising out of, the escrow under this Agreement, including any attributable to a suit or proceeding for or in the nature of interpleader brought by or against the Escrow Agent, except to the extent arising as a result of Escrow Agent’s negligence, willful misconduct or breach of this Agreement. Other than the foregoing, Escrow Agent shall not be entitled to any fee or compensation for the services rendered hereunder.

(f)                    Discretion of Escrow Agent to File an Interpleader Action in the Event of Dispute. If any Parties to this Agreement shall be in disagreement about the interpretation of this Agreement, or about their rights and obligations, or the propriety of any action contemplated by the Escrow Agent hereunder, the Escrow Agent may, but shall not be required to, file an action of interpleader in a court of competent jurisdiction (as “Court”) and deposit the Escrowed Funds or other documents, instruments or items, if any, delivered to the Escrow Agent hereunder in the registry of the Court. The Escrow Agent shall be indemnified for all costs, including reasonable attorneys’ fees and costs incurred by it, in connecting with the aforesaid interpleader action, and the Escrow Agent shall be fully protected in suspending all or part of its activities under this Agreement until a final judgment or other appropriate order in the interpleader action is received.

The Escrow Agent, in the event it is in doubt about its duties and obligations hereunder as Escrow Agent, shall also have the right, but not the duty, to so notify in writing Seller and Purchaser and, thereafter, the Escrow Agent shall not be obligated to deliver or release any of the Escrowed Funds or other documents, instruments or items, if any, delivered to the Escrow Agent hereunder unless: (i) Seller and Purchaser have jointly directed the Escrow Agent to deliver the Escrowed Funds or other documents, instruments or items, if any, delivered to the Escrow Agent hereunder, or (ii) a final order by a court of competent jurisdiction, from which no appeal has been taken and appeal time expired or, if taken, has become final, to which Escrow Agent, Purchaser and Seller are all parties, has been entered directing the Escrow Agent to take certain action with respect to the Escrowed Funds or other documents, instruments or items, if any, delivered to the Escrow Agent hereunder.

(g)                    Resignation of Escrow Agent. The Escrow Agent may resign upon thirty (30) days written notice to Seller and Purchaser. If a successor escrow agent is not appointed by Seller and Purchaser within this thirty (30) day period, the Escrow Agent may, but shall have no duty to, petition a Court to name a successor. If no successor escrow agent is appointed within thirty (30) days after such written notice, the Escrow Agent may withhold performance by it pursuant to Sections 3(c)(1) or (2) above until such time as a successor escrow agent is appointed and, at such time, the Escrow Agent shall deliver the Escrowed Funds or other documents, instruments or items, if any, delivered to the Escrow Agent hereunder to any such successor escrow agent; provided, however, the Escrow Agent shall act in accordance with any joint written instructions from Seller and Purchaser. The Escrow Agent may be removed, with or without cause, by the Purchaser and Seller acting jointly at any time by providing written notice to the Escrow Agent.

4.          GENERAL PROVISIONS

(a)                    Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of service if served personally on the party to whom notice is to be given, (ii) on the day of transmission if sent via electronic mail (e.g. email), (iii) on the day after (provided, however, with respect to notices, requests, demands and other communications given to Purchaser, five (5) days after) delivery to FedEx or similar overnight courier, or (iv) on the tenth day after (provided, however, with respect to notices, requests, demands and other communications given to Purchaser, fifteen (15) days after) mailing, if mailed to the party to whom notice is to be given, by first-class mail, registered or certified, return receipt requested (or, if to Purchaser, via airmail), postage prepaid and properly addressed, to the party as follows:

If to Purchaser:	American Realty Capital Healthcare Trust
II Operating Partnership, L.P.
Attn: Edward M Weil., Jr.
405 Park Avenue, 2nd Floor
New York, New York 10022
Email: mweil@arlcap.com

With a copy (which will	American Realty Capital Healthcare Trust
not constitute notice) to:	II Operating Partnership, L.P.
Attn: Jesse Galloway
405 Park Avenue, 14th Floor
New York, New York 10022
Email: jgalloway@arlcap.com

With a copy (which will	Foley & Lardner LLP
not constitute notice) to:	Attn: Michael A. Okaty
Taylor C. Pancake
111 North Orange Avenue
Suite 1800
Orlando, Florida 32801
Email: tpancake@foley.com

If to Seller:	c/o Sunnybrook
Attn: James T. Elliott
601 S. 23rd Street, Suite 15
Fairfield, Iowa 52556
Telephone: (641) 209-9396
Facsimile: (641) 209-9413

With a copy	Locke Lord LLP
(which will not	Attn: Whit Roberts, Esq.
constitute notice) to:	2200 Ross Avenue, Suite 2200
Dallas, Texas 75201-6776
Telephone: (214) 740-8659
Facsimile: (214) 756-8659

If to Escrow Agent:	Stewart Title Guaranty Company
National Title Services
One Washington Mall – Suite 1400
Boston, MA 02108
Telephone: (607) 933-2415
Facsimile: (607) 727-8372

Any party may change the address to which notices are to be sent to it by giving written notice of such change of address to the other parties in the manner herein provided for giving notice.

(b)                    Representations. The Parties do hereby expressly acknowledge, warrant and represent to one another that:

(1)         the terms and conditions of this Agreement were agreed to only after due consideration and consultation with their respective attorneys, or in the absence of consideration and consultation with an attorney, only after sufficient time to consider and consult an attorney;

(2)         the Parties are competent and were not fraudulently induced, coerced or intimidated to agree to the terms and conditions of this Agreement, and this Agreement is supported by good and sufficient consideration; and

(3)         no promise, representation, inducement, agreement or warranty other than those specifically set forth herein has been made or relied upon by the Parties in agreeing to the terms and conditions of this Agreement.

(c)                    Attorneys’ Fees and Costs. If subsequent to the effective date of this Agreement, litigation should arise among the Parties concerning this Agreement or its enforcement, the prevailing Party or Parties in such litigation shall be entitled to collect in such action from the non-prevailing Party or Parties all costs of such litigation, including reasonable attorney’s fees.

(d)                    Entire Agreement. This Agreement constitutes the entire and integrated agreement among the Parties and sets forth all promised, covenants, agreements, conditions and understandings among the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous negotiations, representations, understandings, inducements, conditions and agreements, expressed or implied, or written with respect to the subject matter thereof; provided, however, that as between Purchaser and Seller, this Agreement does not supersede or amend the Purchase Agreement or modify any of the rights and obligations of the parties thereunder. This Agreement may not be modified, amended, altered or supplemented, except by written instrument signed by the Parties or their successors in interest.

(e)                    Severability. If any provision of this Agreement, the deletion of which would not adversely affect the receipt of any material benefit by any Party or substantially increase the burden of any Party (as determined by such Party), shall be held to be invalid or unenforceable to any extent, the same shall not affect in any respect whatsoever the validity or enforceability of the remainder of this Agreement.

(f)                    Counterparts. To facilitate execution, this Agreement may be executed in any number of counterparts, each of which shall be deemed an original. This Agreement may be executed by counterpart signatures and all counterpart signature pages shall constitute a part of this Agreement. Delivery of a counterpart hereof via facsimile transmission or by electronic mail transmission, including but not limited to an Adobe file format document (also known as a PDF file), shall be as effective as delivery of a manually executed counterpart hereof.

(g)                    Governing Law; Venue. This Agreement shall be interpreted and enforced under the laws of State of New York. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the federal and state courts in and for New York County, New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the federal and state courts in and for New York County, New York, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such courts.

(h)                    Successors/Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the respective parties hereto.

(i)                    No Assignment. This Agreement is not assignable by the Escrow Agent without the prior written consent of Seller and Purchaser.

[signatures on separate page]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

SELLER:

ECI ACQUISITION 1, LLC, a Delaware limited liability company

By:
Name:
Title:

VILLAGE ASSISTED LIVING LLC, an Iowa limited liability company

By:
Name:
Title:

MT. PLEASANT ASSISTED LIVING LLC, an Iowa limited liability company

By:
Name:
Title:

BURLINGTON ASSISTED LIVING LLC, an Iowa limited liability company

By:
Name:
Title:

[Signatures Continue on the Following Page]

MUSCATINE ASSISTED LIVING LLC, an Iowa limited liability company

By:
Name:
Title:

FT. MADISON ASSISTED LIVING LLC, an Iowa limited liability company

By:
Name:
Title:

CARROLL ASSISTED LIVING LLC, an Iowa limited liability company

By:
Name:
Title:

BURLINGTON INDEPENDENT LIVING LLC, an Iowa limited liability company

By: SunnyBrook Investment Company, LLC, its sole member

By:
Name:
Title:

PURCHASER:

AMERICAN REALTY CAPITAL HEALTHCARE TRUST II OPERATING PARTNERSHIP, L.P. a Delaware limited partnership

By:	American Realty Capital Healthcare
Trust II, Inc., a Maryland corporation,
its general partner

By:
Name:
Title:

Escrow Agent:

Stewart Title Guaranty Company, as escrow agent

By:
Name:
Title:

EXHIBIT B

Post-Closing Escrow Agreement

[ See attached. ]

POST-CLOSING ESCROW AGREEMENT

This Post-Closing Escrow Agreement (“Agreement”) is entered into this ___ day of August, 2014 (the “Effective Date”), by and among (i) AMERICAN REALTY CAPITAL HEALTHCARE TRUST II OPERATING PARTNERSHIP, L.P. a Delaware limited partnership, (“ARC”) and its permitted assignees ARHC SBBURIA01, LLC, ARHC SCCRLIA01, LLC, ARHC SFFLDIA01, LLC, ARHC SMMDSIA01, LLC, ARHC SPPLSIA01, LLC, ARHC SMMTEIA01, LLC, ARHC PHCRPIA01, LLC, ARHC PHCTNIA01, LLC, ARHC PHDESIA01, LLC, ARHC PSINDIA01, LLC, ARHC PHOTTIA01, LLC, ARHC PHTIPIA01, LLC, ARHC SBBURIA01 TRS, LLC, ARHC SCCRLIA01 TRS, LLC, ARHC SFFLDIA01 TRS, LLC, ARHC SMMDSIA01 TRS, LLC, ARHC SPPLSIA01 TRS, LLC, ARHC SMMTEIA01 TRS, LLC, ARHC PHCRPIA01 TRS, LLC, ARHC PHCTNIA01 TRS, LLC, ARHC PHDESIA01 TRS, LLC, ARHC PSINDIA01 TRS, LLC, ARHC PHOTTIA01 TRS, LLC, and ARHC PHTIPIA01 TRS, LLC, each a Delaware limited liability company (ARC and all such parties collectively the “Purchaser”), (ii) ECI Acquisition 1, LLC, a Delaware limited liability company, VILLAGE ASSISTED LIVING LLC, an Iowa limited liability company, MT. PLEASANT ASSISTED LIVING LLC, an Iowa limited liability company, BURLINGTON ASSISTED LIVING LLC, an Iowa limited liability company, MUSCATINE ASSISTED LIVING LLC, an Iowa limited liability company, CARROLL ASSISTED LIVING LLC, an Iowa limited liability company, FT. MADISON ASSISTED LIVING LLC, an Iowa limited liability company and BURLINGTON INDEPENDENT LIVING LLC, an Iowa limited liability company (collectively, the “Seller”), and (iii) Stewart Title Guaranty Company, as escrow agent (“Escrow Agent”). Each party to this Agreement is sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS:

A.           Purchaser and Seller are parties to that certain Asset Purchase Agreement dated as of the 1st day of August, 2014, as amended (the “Purchase Agreement”), pursuant to which Purchaser has agreed to purchase from the Seller the assets comprising the assisted living facilities identified therein and located in the state of Iowa.

B.           Seller and Purchaser have agreed to deposit the Holdback Amount, as defined in the Purchase Agreement with the Escrow Agent to hold as Escrowed Funds described herein and pursuant to the terms of this Agreement.

NOW THEREFORE, for and in consideration of the execution of this document and the mutual promises and covenants made herein, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties agree as follows:

Each of the Recitals above is true and correct and is hereby incorporated by reference.

Article I.
ESCROW AGENT

1.1.          Appointment of Escrow Agent            The Seller and Purchaser hereby appoint the Escrow Agent, with a mailing address One Washington Mall, Suite 1400 Boston, MA 02108 as the Escrow Agent hereunder to receive, hold and disburse the Escrowed Funds, and to otherwise perform the duties of the Escrow Agent pursuant to this Agreement. Escrow Agent hereby accepts its appointment as the escrow agent and agrees to receive, hold and disburse the Escrowed Funds (as defined below) in accordance with the terms of this Agreement and will not disburse or otherwise transfer any portion of the Escrowed Funds to any person other than pursuant to the express provisions hereof.

1.2.          Establishment of Escrow Fund            Contemporaneously with the execution of this Agreement, and as a requirement of the Closing (as defined in the Purchase Agreement), Purchaser shall deposit immediately available funds equal to the Holdback Amount (together with all earnings thereon, hereinafter referred to as the “Escrowed Funds”) with the Escrow Agent, in accordance with Section 3.2(c) of the Purchase Agreement.

1.3.          Escrow Agent Responsibilities            The Escrow Agent executes this Agreement solely for the purpose of accepting the escrow created hereby, on the terms and conditions set forth in it, and undertakes to perform the duties, but only the duties, specifically set forth herein. Escrow Agent shall hold the Escrowed Funds in an interest bearing account with Stewart Title Guaranty Company. The Escrowed Funds shall be kept invested in (a) direct thirty-day or less obligations of the United States of America or thirty-day or less obligations the principal of and the interest on which are unconditionally guaranteed by the United States of America, or (b) with the prior written consent of Seller and Purchaser, in any institutional money market fund or depository money market offered by the Escrow Agent, including any institutional money market fund or depository money market managed by the Escrow Agent or any of its affiliates. The account shall be in the name of Escrow Agent but shall not be the property of the Escrow Agent. Escrow Agent shall have no liability for any loss which may result from any failure of the institution in which the Escrowed Funds are placed; provided, however, that notwithstanding anything herein to the contrary, in the event of a loss resulting from the failure of the financial institution in which the Escrowed Funds are placed, Seller and Purchaser shall have the same remedies generally available to depositors of the financial institution, including, without limitation, all remedies available at law or in equity, and such loss shall not affect Purchaser’s obligations of payment pursuant to the Purchase Agreement. The Escrow Agent is not required to secure the performance of its duties by bond or otherwise. The Seller and Purchaser hereby release the Escrow Agent from all liability for any punitive, incidental or consequential damages to them for any act or omission by the Escrow Agent or any of its agents, partners, or employees performed in good faith in the exercise of its or their best judgment and in a manner reasonably believed by it or them to be authorized or within the duties, rights, powers, privileges, or direction conferred on the Escrow Agent by this Agreement, except for willful misconduct, negligence, tortious conversion of any Escrowed Funds or documents, instruments or items, if any, delivered to the Escrow Agent hereunder, or breach of this Agreement by the Escrow Agent. Without limiting the generality of the foregoing, the responsibilities of the Escrow Agent are further defined, limited, and qualified by the following:

(a)          the duties and obligations of the Escrow Agent will be determined solely by the express provisions of this Agreement, and this Agreement is not to be interpreted or construed to impose on the Escrow Agent any implied duties, covenants, or obligations;

(b)          the Escrow Agent may execute any of its rights, powers, or responsibilities under this Agreement either directly or by or through its agents, partners, employees, or attorneys, provided that the Escrow Agent will be liable for any act or omission by any such agent, partner, employee, or attorney of it to the same extent it would have been liable had it committed or allowed such act or omission;

(c)          the Escrow Agent will not be liable to any person with respect to any action taken, suffered, or omitted by it in accordance with this Agreement or in accordance with written instructions signed by the Seller and Purchaser or an order issued by a court of competent jurisdiction, except to the extent arising as a result of Escrow Agent’s negligence, willful misconduct or breach of this Agreement;

(d)          the Escrow Agent may rely on any document given to it pursuant to this Agreement without verifying the authenticity of it, the genuineness of any signature on it, or the authority of the person signing the document or purporting to give it to the Escrow Agent, and the Escrow Agent is not obligated to examine or pass upon the validity, execution, binding effect, or sufficiency of either this Agreement or any amendment or supplement to it, so long as the Escrow Agent shall in good faith believe the same to be genuine, to have been signed or presented by the person or parties purporting to sign the same and to conform to the provisions of this Agreement;

(e)          the Escrow Agent will be free from any liability when acting in good faith in accordance with any written advice or opinion received from legal counsel, an independent certified public accountant, or other expert rendering advice or an opinion within his area of expertise, except to the extent arising as a result of Escrow Agent’s negligence, willful misconduct or breach of this Agreement;

(f)          nothing in this Agreement will be deemed to impose on the Escrow Agent any liability to any person as a result of any failure of the Escrow Agent to qualify to do business or to act as a fiduciary or otherwise in any jurisdiction; and

(g)          the Escrow Agent is not under any duty to give the Escrowed Funds held in escrow by it pursuant to this Agreement any greater degree of care than it gives its own similar property, and the Escrow Agent makes no representation as to the value, validity or genuineness, of any document or instrument delivered to it.

1.4.          Disbursement of Escrowed Funds.

(a)          From time to time on or before the end of the day that is twelve (12) months after the Effective Date (provided, however, that if such date is a weekend day or a day on which banks in New York, New York are ordinarily closed, the next following day that is not a weekend day or a day on which banks in New York, New York are ordinarily closed (a “Business Day”)) (the applicable date, the “Final Disbursement Date”), Purchaser may give notice (a “Notice”) to Seller and the Escrow Agent specifying in reasonable detail the nature and dollar amount of any claim (a “Claim”) regarding which Purchaser is entitled to indemnification under Section 8.1 (subject to Section 8.3(a)) of the Purchase Agreement. Purchaser may only deliver a Notice if it determines in good faith that the Claim is adequately supported by fact and permitted under the Purchase Agreement. Within fifteen (15) Business Days after receipt by Seller and Escrow Agent of the Notice regarding such a Claim, Seller may give notice to Purchaser and Escrow Agent disputing any Claim (a “Counter Notice”), if Seller determines in good faith that Seller has objection to the Claim that is adequately supported by fact and permitted under the Purchase Agreement. If a Counter Notice is timely given, the Claim shall be resolved as provided in Section 1.4(b). If no Counter Notice is timely given, then at the end of such fifteen (15) day period, Escrow Agent shall pay to Purchaser the dollar amount of the Claim set forth in the Notice from (and only to the extent of) the Escrowed Funds. The Escrow Agent shall not inquire into or consider whether a Claim complies with the requirements of the Purchase Agreement.

(b)          If a Counter Notice is timely given with respect to a Claim, Escrow Agent shall make payment with respect to such claim only in accordance with (i) joint written instructions of Seller and Purchaser, or (ii) a final order of a court of competent jurisdiction, from which no appeal has been taken and appeal time expired or, if taken, has become final.

(c)          On the date that is six (6) months after the Effective Date (the “Six-Month Anniversary Date”), the Escrow Agent shall pay and distribute to Seller from the Escrowed Funds fifty percent (50%) of the amount of Escrowed Funds then remaining after subtracting from the balance of the Escrowed Funds as of the Six-Month Anniversary Date (or if the Six-Month Anniversary Date is not a Business Day, the immediately preceding Business Day) the aggregate dollar amount of any Claims (as shown in the Notices of such Claims) timely delivered and remaining pending as of the Six-Month Anniversary Date.

(d)          On the first Business Day after the Final Disbursement Date, the Escrow Agent shall pay and distribute to the Seller the amount remaining after subtracting from the balance of the Escrowed Funds as of the end of the Final Disbursement Date (or if the Final Disbursement Date is not a Business Day, the immediately preceding Business Day) the aggregate dollar amount of any Claims (as shown in the Notices of such Claims) timely delivered and remaining pending as of the Final Disbursement Date.

(e)          At any time, the Escrow Agent shall pay part or all of the Escrowed Funds in accordance with a final order of a court of competent jurisdiction, from which no appeal has been taken and appeal time expired or, if taken, has become final.

1.5.          Escrow Controversy     If a controversy arises before, during, or after the term of this Agreement with respect to the Escrowed Funds or other documents, instruments or items, if any,

delivered to the Escrow Agent hereunder, or the application of any of them, the Escrow Agent may do either or both of the following: (i) withhold further performance by it under Section 1.4(b), (c) or (d) above until the Escrow Agent receives the joint written instructions of Seller and Purchaser, in which case the Escrow Agent may act in accordance with such joint written instructions, or (ii) commence or defend any action or proceeding for or in the nature of interpleader. If a suit or proceeding for or in the nature of interpleader is brought by or against it, the Escrow Agent may deliver all funds, if any, and other property held by it under this Agreement into the registry of the court and thereupon will be released and discharged from all further obligations and responsibilities under this Agreement.

1.6.          Reimbursement and Indemnification of Escrow Agent            Purchaser and Seller shall indemnify the Escrow Agent and hold it harmless, upon demand, from all cost, loss, damage, expense, and liability (including reasonable legal fees and expenses and amounts paid in settlement) suffered or incurred by it in connection with, or arising out of, the escrow under this Agreement, including any attributable to a suit or proceeding for or in the nature of interpleader brought by or against the Escrow Agent, except to the extent arising as a result of Escrow Agent’s negligence, willful misconduct or breach of this Agreement. Other than the foregoing, Escrow Agent shall not be entitled to any fee or compensation for the services rendered hereunder.

1.7.          Discretion of Escrow Agent to File an Interpleader Action in the Event of Dispute            If any Parties to this Agreement shall be in disagreement about the interpretation of this Agreement, or about their rights and obligations, or the propriety of any action contemplated by the Escrow Agent hereunder, the Escrow Agent may, but shall not be required to, file an action of interpleader in a Court (defined below) and deposit the Escrowed Funds or other documents, instruments or items, if any, delivered to the Escrow Agent hereunder in the registry of the Court. The Escrow Agent shall be indemnified for all costs, including reasonable attorneys’ fees and costs incurred by it, in connecting with the aforesaid interpleader action, and the Escrow Agent shall be fully protected in suspending all or part of its activities under this Agreement until a final judgment or other appropriate order in the interpleader action is received. The exclusive venue for all actions under this Agreement shall be a court of competent jurisdiction in New York County, New York (a “Court”).

The Escrow Agent, in the event it is in doubt about its duties and obligations hereunder as Escrow Agent, shall also have the right, but not the duty, to so notify in writing the Seller and Purchaser and, thereafter, the Escrow Agent shall not be obligated to deliver or release any of the Escrowed Funds or other documents, instruments or items, if any, delivered to the Escrow Agent hereunder unless: (i) the Seller and Purchaser have jointly directed the Escrow Agent to deliver the Escrowed Funds or other documents, instruments or items, if any, delivered to the Escrow Agent hereunder, or (ii) a final order by a court of competent jurisdiction, from which no appeal has been taken and appeal time expired or, if taken, has become final, to which Escrow Agent, Purchaser and Seller are all parties, has been entered directing the Escrow Agent to take certain action with respect to the Escrowed Funds or other documents, instruments or items, if any, delivered to the Escrow Agent hereunder.

1.8.          Resignation of Escrow Agent. The Escrow Agent may resign upon thirty (30) days written notice to the Seller and Purchaser. If a successor escrow agent is not appointed by the Seller and Purchaser within this thirty (30) day period, the Escrow Agent may, but shall have no duty to, petition a Court to name a successor. If no successor escrow agent is appointed within thirty (30) days after such written notice, the Escrow Agent may withhold performance by it under Section 1.4(b), (c) or (d) above until such time as a successor escrow agent is appointed and, at such time, the Escrow Agent shall deliver the Escrowed Funds or other documents, instruments or items, if any, delivered to the Escrow Agent hereunder to any such successor escrow agent; provided, however, the Escrow Agent shall act in accordance with any joint written instructions from the Seller and Purchaser. The Escrow Agent may be removed, with or without cause, by the Purchaser and Seller acting jointly at any time by providing written notice to the Escrow Agent.

Article II.
GENERAL PROVISIONS

2.1.          Notices            All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of service if served personally on the party to whom notice is to be given, (ii) on the day of transmission if sent via facsimile transmission to the facsimile number given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission, (iii) on the day after delivery to FedEx or similar overnight courier, or (iv) on the tenth day after mailing, if mailed to the party to whom notice is to be given, by first-class mail, registered or certified, return receipt requested, postage prepaid and properly addressed, to the party as follows:

If to Purchaser:	American Realty Capital VII, LLC
c/o American Realty Capital
Attn: Edward M Weil., Jr.
405 Park Avenue, 2nd Floor
New York, New York 10022

With a copy (which will not	Jesse C. Galloway, General Counsel
constitute notice) to:	405 Park Avenue, 14th Floor
New York, New York 10022

With a copy (which will not	Taylor C. Pancake
constitute notice) to:	Foley & Lardner LLP
111 North Orange Avenue, Suite 1800
Orlando, Florida 32801
E-mail: tpancake@foley.com

If to Seller:	c/o Sunnybrook
Attn: James T. Elliott
601 S. 23rd Street, Suite 15
Fairfield, Iowa 52556
Telephone: (641) 209-9396
Facsimile: (641) 209-9413

With a copy (which will not	Locke Lord LLP
constitute notice) to:	Attn: Whit Roberts, Esq.
2200 Ross Avenue, Suite 2200
Dallas, Texas 75201-6776
Telephone: (214) 740-8659
Facsimile: (214) 756-8659

If to Escrow Agent:	Stewart Title Guaranty Company
National Title Services
One Washington Mall – Suite 1400
Boston, MA 02108
	Attention:	Annette Labrecque Comer
	Telephone:	(607) 933-2415
	Facsimile:	(607) 727-8372
	Email:	acomer@stewart.com

Any party may change the address to which notices are to be sent to it by giving written notice of such change of address to the other parties in the manner herein provided for giving notice.

2.2.          Representations            The Parties do hereby expressly acknowledge, warrant and represent to one another that:

(a)          the terms and conditions of this Agreement were agreed to only after due consideration and consultation with their respective attorneys, or in the absence of consideration and consultation with an attorney, only after sufficient time to consider and consult an attorney;

(b)          the Parties are competent and were not fraudulently induced, coerced or intimidated to agree to the terms and conditions of this Agreement, and the Escrow Agreement is supported by good and sufficient consideration; and

(c)          no promise, representation, inducement, agreement or warranty other than those specifically set forth herein has been made or relied upon by the Parties in agreeing to the terms and conditions of this Agreement.

2.3.        Attorneys’ Fees and Costs            If subsequent to the Effective Date, litigation should arise among the Parties concerning this Agreement or its enforcement, the prevailing Party or Parties in such litigation shall be entitled to collect in such action from the non-prevailing Party or Parties all costs of such litigation, including reasonable attorney’s fees.

2.4.                    Entire Agreement            This Agreement constitutes the entire and integrated agreement among the Parties and sets forth all promised, covenants, agreements, conditions and understandings among the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous negotiations, representations, understandings, inducements, conditions and agreements, expressed or implied, or written with respect to the subject matter thereof; provided, however, that as between Purchaser and Seller, this Agreement does not supersede or amend the Purchase Agreement or modify any of the rights and obligations of the parties thereunder. This Agreement may not be modified, amended, altered or supplemented, except by written instrument signed by the Parties or their successors in interest.

2.5.                    Severability            If any provision of this Agreement, the deletion of which would not adversely affect the receipt of any material benefit by any Party or substantially increase the burden of any Party (as determined by such Party), shall be held to be invalid or unenforceable to any extent, the same shall not affect in any respect whatsoever the validity or enforceability of the remainder of this Agreement.

2.6.                    Counterparts            To facilitate execution, this Agreement may be executed in any number of counterparts, each of which shall be deemed an original. This Agreement may be executed by counterpart signatures and all counterpart signature pages shall constitute a part of this Agreement. Delivery of a counterpart hereof via facsimile transmission or by electronic mail transmission, including but not limited to an Adobe file format document (also known as a PDF file), shall be as effective as delivery of a manually executed counterpart hereof.

2.7.                    Governing Law; Venue            This Agreement shall be interpreted and enforced under the laws of the State of New York. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the federal and state courts in and for New York County, New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the federal and state courts in and for New York County, New York, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such courts.

2.8.                    Successors/Assigns            This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the respective parties hereto, to the extent permitted by the Purchase Agreement.

2.9.                    No Assignment            This Agreement is not assignable by the Escrow Agent without the prior written consent of the Seller and Purchaser.

[signatures on following pages]

IN WITNESS WHEREOF, the Parties have caused this Post-Closing Escrow Agreement to be executed as of the date first set forth above.

SELLER:

ECI ACQUISITION 1, LLC, a Delaware limited liability company

By:	Elliott Company of Iowa, Inc.,
its sole member

By:
Name: James T. Elliott IV, President

VILLAGE ASSISTED LIVING LLC, an Iowa limited liability company

By:
Name: James T. Elliott IV, Manager

MT. PLEASANT ASSISTED LIVING LLC, an Iowa limited liability company

By:
Name: James T. Elliott IV, Manager

BURLINGTON ASSISTED LIVING LLC, an Iowa limited liability company

By:
Name: James T. Elliott IV, Manager

[Signatures Continue on the Following Page]

MUSCATINE ASSISTED LIVING LLC, an Iowa limited liability company

By:
Name: James T. Elliott IV, Manager

FT. MADISON ASSISTED LIVING LLC, an Iowa limited liability company

By:
Name: James T. Elliott IV, Manager

CARROLL ASSISTED LIVING LLC, an Iowa limited liability company

By:
Name: James T. Elliott IV, Manager

BURLINGTON INDEPENDENT LIVING LLC, an Iowa limited liability company

By: SunnyBrook Investment Company, LLC, its sole member

By:
Name: James T. Elliott IV, President

[Signatures Continue on the Following Page]

PURCHASER:

AMERICAN REALTY CAPITAL HEALTHCARE TRUST II OPERATING PARTNERSHIP, L.P. a Delaware limited partnership

By:	American Realty Capital Healthcare
Trust II, Inc., a Maryland corporation,
its general partner

By:
Name:
Title:

ARHC SBBURIA01, LLC,
a Delaware limited liability company

By:
Name:
Title:

ARHC SCCRLIA01, LLC,
a Delaware limited liability company

By:
Name:
Title:

ARHC SFFLDIA01, LLC,
a Delaware limited liability company

By:
Name:
Title:

ARHC SMMDSIA01, LLC,
a Delaware limited liability company

By:
Name:
Title:

[Signatures Continue on the Following Page]

ARHC SPPLSIA01, LLC,

a Delaware limited liability company

By:
Name:
Title:

ARHC SMMTEIA01, LLC,
a Delaware limited liability company

By:
Name:
Title:

ARHC PHCRPIA01, LLC,
a Delaware limited liability company

By:
Name:
Title:

ARHC PHCTNIA01, LLC,
a Delaware limited liability company

By:
Name:
Title:

ARHC PHDESIA01, LLC,
a Delaware limited liability company

By:
Name:
Title:

ARHC PSINDIA01, LLC,
a Delaware limited liability company

By:
Name:
Title:

[Signatures Continue on the Following Page]

ARHC PHOTTIA01, LLC,

a Delaware limited liability company

By:
Name:
Title:

ARHC PHTIPIA01, LLC,
a Delaware limited liability company

By:
Name:
Title:

ARHC SBBURIA01 TRS, LLC,
a Delaware limited liability company

By:
Name:
Title:

ARHC SCCRLIA01 TRS, LLC,
a Delaware limited liability company

By:
Name:
Title:

ARHC SFFLDIA01 TRS, LLC,
a Delaware limited liability company

By:
Name:
Title:

ARHC SMMDSIA01 TRS, LLC,
a Delaware limited liability company

By:
Name:
Title:

[Signatures Continue on the Following Page]

ARHC SPPLSIA01 TRS, LLC,

a Delaware limited liability company

By:
Name:
Title:

ARHC SMMTEIA01 TRS, LLC,
a Delaware limited liability company

By:
Name:
Title:

ARHC PHCRPIA01 TRS, LLC,
a Delaware limited liability company

By:
Name:
Title:

ARHC PHCTNIA01 TRS, LLC,
a Delaware limited liability company

By:
Name:
Title:

ARHC PHDESIA01 TRS, LLC,
a Delaware limited liability company

By:
Name:
Title:

ARHC PSINDIA01 TRS, LLC,
a Delaware limited liability company

By:
Name:
Title:

[Signatures Continue on the Following Page]

ARHC PHOTTIA01 TRS, LLC,
a Delaware limited liability company

By:
Name:
Title:

ARHC PHTIPIA01 TRS, LLC,
a Delaware limited liability company

By:
Name:
Title:

Escrow Agent:

Stewart Title Guaranty Company, as escrow agent

By:
Title:

EXHIBIT C

Deed

[ See attached. ]

RECORDER’S COVER SHEET

Type of Document:	Special Warranty Deed

Prepared By:

Tax Statement Address:

Return Document to:	Taylor Pancake, Esq., Foley & Lardner LLP

Grantor:	[_______________] ASSISTED LIVING LLC

Grantee:	ARHC [_________________] LLC

Legal Description:	See Exhibit “A”

Document Prepared by and

after Recording should be

returned to:

Taylor Pancake, Esq.

Foley & Lardner LLP

111 N. Orange Ave., Suite 1800

Orlando, FL 32801

SPECIAL WARRANTY DEED

This Special Warranty Deed (“Deed”) is made as of the ____ day of __________, 2014, by [_______________] ASSISTED LIVING LLC, an Iowa limited liability company, having a legal address at ___________________, in the City of ________, and the County of ______________, and the State of Iowa, as grantor (“Grantor”), and ARHC [________________] LLC, a Delaware limited liability company, having a legal address at 405 Park Avenue, 15th floor, in the City of New York, and the County of New York, and the State of New York, as grantee (“Grantee”).

WITNESSETH, that said Grantor, for and in consideration of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the adequacy, sufficiency and receipt of which are hereby acknowledged, has granted, bargained, sold and conveyed, and by these presents does grant, bargain, sell and convey and confirm unto the Grantee, its successors and assigns forever, all of the real property, together with improvements, if any, situated, lying and being in the said City of _______________, County of __________________ and State of Iowa described on Exhibit A attached hereto and hereby made a part hereof (the “Property”).

TOGETHER, with all and singular the hereditaments and appurtenances thereunto belonging, or in anywise appertaining, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof; and all of the estate, right, title, interest, claim and demand whatsoever of Grantor, either in law or equity, of, in and to the Property,

TO HAVE AND TO HOLD the Property with the appurtenances, unto the Grantee, its successors and assigns forever and Grantor shall WARRANT AND DEFEND the Property against all and every person or persons lawfully claiming the whole or any part thereof by, through or under Grantor, but none other, subject to matters set forth on Exhibit B.

IN WITNESS WHEREOF, Grantor has caused its corporate name to be signed to this Special Warranty Deed on the day and year first above written.

GRANTOR:

[__________] ASSISTED LIVING, LLC,
an Iowa limited liability company

By:
Name:
Its:

ACKNOWLEDGEMENT

STATE OF __________	)
ss.
COUNTY OF ________________	)

Before me, a Notary Public in and for the state aforesaid, personally came this _____ day of _________________, 20__, the above named _______________, in his/her capacity as ________________ of _____________, a ____________________________, and to me known to be the person who executed and delivered the foregoing instrument and acknowledged the same in such capacity.

Notary Public

My commission expires on

EXHIBIT A

TO SPECIAL WARRANTY DEED

LEGAL DESCRIPTION OF REAL PROPERTY

Common Address:
Permanent Index Numbers:

EXHIBIT B

TO SPECIAL WARRANTY DEED

PERMITTED ENCUMBRANCES

Subject to: _______________________

EXHIBIT D

Bill of Sale and Assignment

[ See attached. ]

BILL OF SALE

THIS BILL OF SALE, effective as of ______ ___, 2014, is furnished by [________] ASSISTED LIVING LLC, an Iowa limited liability company (“Seller”), to ARHC [________], LLC, a Delaware limited liability company (“Purchaser”) which is the assignee of certain rights and obligations of AMERICAN REALTY CAPITAL VII, LLC, a Delaware limited liability company (“ARC”), pursuant to that certain Asset Purchase Agreement by and between Seller, ARC, and certain other parties, dated as of _______ ___, 2014 (the “Purchase Agreement”). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Purchase Agreement.

In consideration of payment by ARC of the Purchase Price described in the Purchase Agreement and other good and valuable consideration, the receipt and sufficiency of which Seller hereby acknowledges, Seller hereby sells, conveys, transfers, assigns and delivers to Purchaser and its successors and assigns, all of Seller's right, title and interest in and to the Purchased Personal Property located on or relating to the Facility known as [_____________], free and clear of all Liens and liabilities whatsoever, except for the Assumed Liabilities and Permitted Encumbrances.

EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THE PURCHASE AGREEMENT, SELLER IS CONVEYING THE PURCHASED PERSONAL PROPERTY "AS IS" WITH NO ADDITIONAL REPRESENTATIONS OR WARRANTIES WHATSOEVER.

This Bill of Sale is subject to the terms of the Purchase Agreement, and nothing contained herein shall be deemed to modify, alter or amend the terms and provisions of the Purchase Agreement. In the event of any inconsistency or conflict between the terms of the Purchase Agreement and the terms of this Bill of Sale, the terms of the Purchase Agreement shall prevail.

[Signature Page Follows]

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed and delivered under seal as of the day and year first above written. This Bill of Sale may be executed in multiple counterparts, each of which, taken together, shall constitute one original.

PURCHASER:	SELLER:

ARHC [__________], LLC, a Delaware limited liability company	[____________] ASSISTED LIVING, LLC, an Iowa limited liability company

By:	By:

Name:	Name:

Title:	Title:

[signatures continue on next page]

ACKNOWLEDGEMENT OF BILL OF SALE

Each of the undersigned, which also comprise the cumulative “Seller” under the Purchase Agreement, acknowledges the Bill of Sale by [________] ASSISTED LIVING LLC to which this Acknowledgement is attached and represents and warrants that it has no ownership or interest in any of the Purchased Personal Property conveyed thereby.

SELLER:

[________] ASSISTED LIVING LLC
an Iowa limited liability company

By:

Name:

Title:

[________] ASSISTED LIVING LLC
an Iowa limited liability company

By:

Name:

Title:

[________] ASSISTED LIVING LLC
an Iowa limited liability company

By:

Name:

Title:

[signatures continue on next page]

[________] ASSISTED LIVING LLC
an Iowa limited liability company

By:

Name:

Title:

[________] ASSISTED LIVING LLC
an Iowa limited liability company

By:

Name:

Title:

[________] ASSISTED LIVING LLC
an Iowa limited liability company

By:

Name:

Title:

EXHIBIT E

Transition Period Sublease

[ See attached. ]

INTERIM LEASE

THIS INTERIM LEASE (the “Lease”) dated this _____ day of _____, 2014 (the “Effective Date”), is made by and between ARHC [__________] TRS, LLC, a Delaware limited liability company (“Landlord”), and [_________________], LLC, an Iowa limited liability company (“Tenant”).

RECITALS

A.           Tenant was the [owner][operating tenant] and is the licensed operator of the [__]-unit assisted living facility known as “[________________]” located at [____________________, Iowa _____], as more particularly described in Exhibit A hereto (the “Facility”).

B.           As of the Effective Date, ARHC [__________], LLC, a Delaware limited liability company (the “Owner”) purchased the Facility (the “Sale Transaction”) from [Tenant][Tenant’s landlord], pursuant to the terms and conditions of a Purchase Agreement dated as of August 1, 2014 (the “Purchase Agreement”).

C.           Owner has leased the Premises to Landlord, as tenant, under a Lease dated as of the Effective Date (the “Lease”).

D.           As of the Effective Date Landlord has applied for, but Landlord has not yet been issued a license by the Iowa Department of Inspections and Appeals (“DIA”) to operate the Facility (the “License”).

E.           Accordingly, as an accommodation to Landlord and to allow both parties to benefit from closing of the Sale Transaction prior to issuance of the License, pending the issuance of the License to Landlord Tenant has agreed to continue to operate the Facility on behalf of Landlord during the interim period commencing on the Effective Date and ending on the expiration of the Lease Term defined below, pursuant to the terms and condition of this Lease.

F.           NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants of the parties set forth herein, IT IS HEREBY AGREED AS FOLLOWS:

1.          The Leased Premises and Property.         Landlord does hereby lease to Tenant and Tenant does hereby lease from Landlord the real property on which the Facility is located and the improvements thereon and furniture, fixtures and equipment located therein which collectively comprise the Facility on the terms and conditions set forth herein. Notwithstanding the foregoing, Landlord and Owner and their respective officers, employees and agents shall have the right to enter the Facility at any time.

2.          Term.         The term of this Lease shall commence on the Effective Date and shall automatically terminate on the earlier to occur of (i) the date on which Landlord is licensed to operate the Facility as evidenced by the physical receipt by Landlord of the License or other confirmation acceptable to Landlord and Tenant that Landlord is duly licensed by DIA to operate the Facility, or (ii) six (6) months from the Effective Date in the event of the failure of Landlord to secure the License (“Lease Term”). In the event of the termination of this Lease pursuant to clause (ii) Tenant shall have the right to close the Facility in accordance with the terms of applicable law and any and all costs incurred by Tenant in connection therewith shall be deemed an operating expense of the Facility. On the day upon which the Lease Term concludes, Tenant shall surrender the Facility to Landlord or to Landlord’s designee and shall assign all Resident Agreements to Landlord or Landlord’s designee.

3.          Rent; Shortfall.

(a)          In consideration for the leasing of the Facility, Tenant agrees to pay Landlord, at Landlord’s address set forth in Section 12 hereof or at such other place as Landlord may designate in writing, rent in an amount equal to the “Net Operating Income” of the Facility during the Lease Term. As used herein, the term “Net Operating Income” means the following, calculated in accordance with standard accounting principles on a modified accrual basis consistent with past practices, for the period consisting of the Lease Term: (i) the cash receipts of the Facility attributable to services provided at the Facility after the Effective Date, plus (ii) any accounts receivable which are generated from services performed after the Effective Date (the “Post-Effective Date Receivables”), less (iii) all Facility operating expenses and capital expenditures paid by Tenant, including a management fee in the amount of [______ ] percent (-[___%]) of the gross revenues of the Facility to Manager (as defined in Section 5(b) below), and a rental fee to Tenant as set forth below. The rental fee payable to Tenant shall be equal to Ten Dollars ($10) per month. Tenant shall be authorized to pay to itself the applicable rental fee from the Post Effective Date Receivables and/or the Shortfall funding provided by Landlord under 3(b) below.

(b)          Tenant shall assign to Landlord the Post-Effective Date Receivables promptly after the termination of this Lease. Tenant shall deliver a statement to Landlord within thirty (30) days following the end of each calendar month during the Lease Term, except that the final statement shall be due with sixty (60) days following termination of this Lease, reflecting the components of Net Operating Income for the Lease Term. If Tenant’s income statement reflects positive Net Operating Income for such components, Tenant shall pay such amount to Landlord (“Additional Rent”). Landlord and Tenant acknowledge and agree that it is the intent of the parties that Tenant shall have no obligation for the payment of any Facility operating expenses or capital expenditures other than from the cash receipts of the Facility. If Tenant’s income statement, exclusive of the Post-Effective Date Receivables, reflects negative Net Operating Income, then Landlord shall pay such amount to Tenant (the “Shortfall”). If Tenant’s income statement, exclusive of the Post-Effective Date Receivables, reflects zero Net Operating Income, no Additional Rent or Shortfall shall be due or payable by Tenant or Landlord, respectively. Except as otherwise provided herein, the Additional Rent or Shortfall, as applicable, shall be paid within two (2) business days after Tenant’s delivery to Landlord of the income statement provided for herein. Notwithstanding the foregoing, Landlord shall have the right, on written notice to Tenant, to request an advance on the Additional Rent if and to the extent necessary to pay the expenses for which Landlord is responsible under Section 4 hereof (an “Advance”). Landlord shall provide Tenant with a written request for an Advance setting forth in reasonable detail the amount needed, the nature of the expenses to be paid therefrom and the wiring instructions for the account into which the Advance is to be funded (the “Advance Request”) and Tenant shall fund the Advance to Landlord within two (2) business days after Tenant’s receipt of the Advance Request; provided, however, in no event shall Tenant be required to fund an Advance in excess of the amount of Additional Rent then being held by Tenant for the account of Landlord. The aggregate amount of all Advances funded by Tenant shall be reflected on the income statement prepared by Tenant pursuant to this Section 4 and shall be included in the calculation of Additional Rent due from Tenant to Landlord or the Shortfall due from Landlord to Tenant pursuant to this Section 3.

(c)          The obligations imposed on Landlord and Tenant under this Section 3 shall survive expiration or earlier termination of this Lease.

(d)          Any amount not paid when due under this Lease by Landlord or Tenant shall bear interest at the rate of twelve percent (12%) per annum from the date due to the date paid in full.

4.          The Landlord’s Covenants.

(a)          Landlord shall be responsible for, and shall pay (to the extent Facility revenues are otherwise insufficient to pay) the cost of, all maintenance, repairs, alterations and improvements required to ensure that the Facility, including the real property and the fixtures, furniture and equipment, is in good operating condition and in compliance with all Legal Requirements. “Legal Requirements” shall include (i) all laws, ordinances and regulations applicable to the Facility, including without limitation all applicable operating license requirements, environmental laws, building codes and fire codes, and (ii) all physical plant repairs. If Tenant is not satisfied in its good faith judgment with the arrangements that Landlord is making to have any such maintenance, repairs, alterations or improvements completed, Landlord hereby authorizes Tenant to have such maintenance, repairs, alterations or improvements undertaken for Landlord’s account. Landlord acknowledges that Tenant shall have no obligation to undertake or to pay for such maintenance, repairs, alterations or improvements and that Landlord’s failure to do so may result in liens being filed against the Facility.

(b)          Landlord shall pay when due, from Landlord’s funds and not from Facility receipts, all real and personal property taxes and any assessments against the Facility and all taxes due on the income or gross receipts of the Facility. Tenant shall pay any taxes due with respect to the rental fee paid to Tenant under the terms of this Agreement.

(c)          Landlord shall obtain, and Tenant shall pay as an operating expense of the Facility, property insurance on the Facility with full replacement value limits. Landlord and Tenant agree that Tenant shall have no liability for loss or damage to the Facility. Landlord shall maintain, as an expense of the Facility, property insurance on the Facility with full replacement limits. Landlord and Tenant agree that except as otherwise expressly provided herein Tenant shall have no liability for loss or damage to the Facility.

5.          The Tenant’s Covenants.

(a)          Tenant acknowledges and agrees that throughout the Lease Term, Tenant shall (i) maintain in full force and effect a license from the State to operate the Facility as an ______-unit assisted living facility, and shall not take or permit any action to be taken to reduce, expand or otherwise change the licensed capacity or use of the Facility, (ii) collect all receipts and, subject to the provisions of Section 4(b), pay all operating expenses with respect to the Facility from the available cash receipts of the Facility collected by Tenant, (iii) apply any collections on accounts receivables attributable to services provided on and prior to the Effective Date in accordance with the provisions of the Purchase Agreement; (iv) maintain the books and records of account for the Facility and make copies of all remittance advices, posting information, bills, invoices, checks and other evidence of receipts and expenses received or paid by Tenant, (v) conduct the business of the Facility and the management of the Facility Property in a reasonable and prudent manner in accordance with past practices and in substantial compliance with all applicable laws and regulations; (vi) engage in no transactions out of the ordinary course of business; (vii) make no substantial change to the methods of management, purchase, sale, accounting, or operation of the Facility, (viii) use its good faith efforts to preserve the Facility’s existing business organizations and relations with employees, customers, suppliers, and others with whom the Facility has a business relationship; (ix) preserve and protect the Assets, ordinary wear and tear excepted; (x) make no disposal of any of any of the Facility assets, except those that are retired and replaced in the ordinary course of business. The costs incurred by Tenant in complying with this Section 5(a) shall be included in the Facility expenses paid by Tenant from the cash receipts of the Facility or reimbursed by Landlord to Tenant, all as set forth more fully in Section 3. Any defined terms in this paragraph not otherwise defined herein shall have the meaning as defined in the Purchase Agreement.

(b)          The day to day operations of the Facility shall be performed by [____________________________] (the “Manager”) pursuant to the existing [Management Agreement] between Tenant, as the licensed operator of the Facility, and Manager attached as Exhibit B hereto (the “Management Agreement”). All costs incurred by Tenant and Manager in connection with the Management Agreement shall be deemed an operating expense of the Facility. The Tenant shall not terminate the Manager and/or the Management Agreement during the Lease Term, and shall not take any action that would result in termination of the Manager and/or the Management Agreement during the Lease Term without Landlord’s consent, which shall not be unreasonably withheld, conditioned or delayed. Tenant further agrees that it will not consent to any material amendment to the Management Agreement without Landlord’s consent, which may not be unreasonably withheld, conditioned or delayed. [TO BE DETERMINED WHETHER EXISTING MANAGEMENT WILL REMAIN DURING SUBLEASE PERIOD OR WHETHER NEW MANAGER WILL COMMENCE SERVICES AT CLOSING.]

(c)          Tenant shall cause to be maintained, as an expense of the Facility, workmen’s compensation insurance with respect to Manager’s employees at the Facility in amounts required by law. Tenant shall also maintain, as an expense of the Facility, professional liability insurance with respect to Tenant’s operations at the Facility in amounts and with limits consistent with Tenant’s operations at other senior living facilities. Tenant shall also maintain as an expense of the Facility, general liability insurance with limits of no less than $1,000,000/$3,000,000. Tenant shall direct the insurer to name Landlord and Owner as additional named insured on all insurance policies obtained by Tenant relating to the Facility. All costs incurred by Tenant in connection with maintaining such insurance shall be deemed an operating expense of the Facility.

Tenant understands and acknowledges that Landlord may wish to add additional insurance coverage for the Facility in addition to or excess of the coverage carried currently. Any additional or increased insurance requested by the Landlord for the Facility and/or Tenant’s operation and management thereof from any insurance carrier or provider specified by Landlord, shall be obtained by Landlord or Tenant, as the case may be, provided in each instance that the premiums and costs of any such additional insurance shall be deemed an operating expense of the Facility.

6.          [RESERVED].

7.          Default by Landlord.         Each of the following shall constitute a “Landlord Event of Default” hereunder:

(a)          A default in the payment by Landlord of any amount when due and payable under this Lease, which default remains uncured for a period of five (5) business days; or

(b)          Other than a matter for which a separate cure period is applicable under Section 7 (a) above, a default in the due observance or performance by Landlord of any applicable term, covenant or agreement contained in this Lease, which default remains uncured for a period of thirty (30) days after written notice of the default from Tenant; provided, however, that if such default is of a nature that it cannot be cured within the thirty (30) day period, then Landlord shall not be in default if it commences good faith efforts to cure the default within the thirty (30) day period, demonstrates continuous diligent efforts to cure the default in a manner satisfactory to Tenant and, within a reasonable period, not to exceed sixty (60) days after the date of the original written notice of the default, completes the cure of such default.

8.          Default by Tenant.         The following shall constitute a “Tenant Event of Default” hereunder:

(a)          A default in the due observance or performance by Tenant of any applicable term, covenant or agreement contained in this Lease, which default remains uncured for a period of thirty (30) days after written notice of the default from Landlord; provided, however, that if such default is of a nature that it cannot be cured within the thirty (30) day period, then Tenant shall not be in default if it commences good faith efforts to cure the default within the thirty (30) day period, demonstrates continuous diligent efforts to cure the default in a manner satisfactory to Landlord and, within a reasonable period, not to exceed sixty (60) days after the date of the original written notice of the default, completes the cure of such default.

9.          Remedies.

(a)          Upon the occurrence of a Landlord Event of Default, Tenant shall have as its available remedies the right to terminate this Lease and either close the Facility in accordance with applicable law and/or to seek to recover any damages suffered by Tenant as a result thereof.

(b)          Upon the occurrence of a Tenant Event of Default, Landlord shall have as its sole remedy the right to terminate this Lease (other than in case of the failure of Tenant to pay the Rent when due, in which case the provisions of the last sentence of this Section shall control); provided, however, in such event Landlord shall be required to make such arrangements as may be necessary for the lawful operation of the Facility by Landlord or its designee under its own license and/or provider agreements, it being understood and agreed that Tenant has specifically advised Landlord that it is not, as a matter of law, permitted to allow Landlord to operate the Facility under Tenant’s license or provider agreements. In the event of a Tenant Default resulting from the failure of Tenant to pay the Rent when due, Landlord shall be entitled to seek to exercise such rights and remedies as may be necessary to recover the delinquent Rent from Tenant.

10.         Employees.         Notwithstanding the provisions of the Purchase Agreement, the parties acknowledge the employees at the Facility are the employees of Tenant or Manager and that all provisions of the Purchase Agreement regarding the termination, rehiring of, and responsibility for, employees shall be extended to the end of the term of this Lease. Tenant shall terminate, or cause to be terminated, all employees of the Facility effective as of the termination date of this Lease. Tenant shall pay, or cause to be paid, to the employees at the Facility an amount equal to all employee salaries, wages, sick leave pay, vacation pay, severance pay and other compensation which have accrued or are due and payable through close of business on the termination date but are not yet paid, and any applicable federal, state and local taxes due to the appropriate governmental agency related thereto (the “Employee Payments”) as an operating expense of the Facility except for any portion of such Employee Payments which accrued prior to the Effective Date (the “Tenant Portion Employee Payment”), which shall be allocated to Tenant and paid by or on behalf of Tenant. For the avoidance of doubt, the Tenant Portion Employee Payments shall not be an operating expense of the Facility that will reduce the amount of Net Operating Income paid to Landlord hereunder.

11.         Indemnity.

(a)          Tenant will indemnify and hold Landlord and Owner (the “Indemnified Parties”) harmless against any and in respect of any and all liability, damage, loss, cost, and expenses arising out of or otherwise in respect of any breach by Tenant of its obligations under this Lease, provided, however, Tenant shall not be deemed to be in breach of its obligations hereunder if it is unable to perform the same due to a lack of availability of Facility funds, it being understood and agreed that, as set forth more fully in Section 4, Tenant has no obligation to advance its own funds in connection with the operation of the Facility during the Lease Term. Tenant will further indemnify and hold the Indemnified Parties harmless against any loss, claim or damage which such parties may suffer or sustain by reason of the Manager’s knowingly wrongful or grossly negligent acts or omissions in managing the Facility.

(b)          Landlord will indemnify, defend and hold harmless Tenant against any and in respect of any and all liability, damage, loss, cost and expense, arising out of or otherwise in respect of any breach by Landlord of its obligations under this Lease, of any obligations of Tenant as “landlord” under the Resident Agreements, or of any other matter arising from or related to the operation of the Facility other than those for which Tenant has an indemnification obligation to the Indemnified Parties under this Section 11.

12.         Notice.         Any notice, request or other communication to be given by either party hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid, by overnight courier guaranteeing overnight delivery or by facsimile transmission (if confirmed in writing as aforesaid), to the following addresses:

To Landlord:	ARHC [__________] TRS, LLC
c/o American Realty Capital VII, LLC
405 Park Avenue, 2nd Floor
New York, NY 10022
Attn: Edward M. Weil, Jr.
President
	Telephone:	212-415-6500
	Facsimile:	212-421-5799

with a copy (which will not	Foley & Lardner LLP
constitute notice) to:	111 North Orange Avenue
Suite 1800
Orlando, Florida 32801
	Attention:	Taylor C. Pancake
	Telephone:	407-423-7656
	Facsimile:	407-648-1743

To Tenant:	[	], LLC
	c/o [	]

Attn:
Phone:
Facsimile:

With copies to:	[	], LLC
	c/o [	]

Attn:
Phone:
Facsimile:

Notice shall be deemed given on actual receipt or refusal of receipt regardless of the method of delivery used.

13.         Successors and Assigns.         Neither Landlord nor Tenant shall have the right to assign its respective rights or obligations under this Lease it being understood and agreed that the rights and obligations imposed on the parties hereunder are personal to Landlord and Tenant, except as set forth in Section 5(d) above with regard to the continued engagement of the Manager pursuant to the Management Agreement.

14.         Amendment.         This Lease may not be amended or modified except by written instrument signed by the parties hereto.

15.         Governing Law.          This Agreement shall be governed by and construed in accordance with the laws of the State of Iowa.

16.         Counterparts.         This Lease may be executed in multiple counterparts, each of which shall be deemed an original.

17.         Construction.         Each of the parties acknowledges and agrees that it has participated in the drafting and negotiation of this Lease. Accordingly, in the event of a dispute between the parties hereto with respect to the interpretation or enforcement of the terms hereof, no provision shall be construed so as to favor or disfavor either party hereto.

18.         Severability.         Should any one or more of the provisions of this Lease be determined to be invalid, unlawful or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

19.         Integration.         This Lease constitutes the entire agreement of the parties hereto regarding the subject matter hereof and supersedes all prior representations, warranties, agreements, arrangements, understandings and negotiations between the parties regarding the subject matter hereof.

20.         Attorneys’ Fees.         In the event of litigation or other proceedings involving the parties to this Lease to enforce any provision of this Lease, to enforce any remedy available upon a breach of this Lease, or seeking a declaration of the rights of either party under this Lease, the prevailing party shall be entitled to recover from the other such reasonable attorneys’ fees and costs as may be actually incurred, including its costs and fees on appeal.

[REMAINDER OF PAGE IS LEFT INTENTIONALLY BLANK- SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereby execute this INTERIM LEASE as of the day and year first set forth above.

LANDLORD:

ARHC [__________] TRS, LLC, a Delaware limited liability company

By:
Name:
Title:

TENANT:

[___________] ASSISTED LIVING LLC, an Iowa limited liability company

By:
Name:
Title:

ACKNOWLEDGEMENT OF MANAGER
FOR [___________________] Assisted Living INTERIM LEASE

The undersigned Manager, who is a party with the Tenant to that certain Management Agreement attached hereto as Exhibit “B”, acknowledges and consents to the terms of the foregoing Interim Lease. Additionally, the undersigned Manager acknowledges and agrees that, notwithstanding any provision of the Management Agreement to the contrary, the Management Agreement shall terminate without further notice to, or requirement of consent from, the Manager upon the expiration of the Lease Term specified in the foregoing Interim Lease.

MANAGER:

[___________________________]

By:
Name:
Title:

EXHIBIT “A’

Facility Description

EXHIBIT B

Management Agreement

EXHIBIT F

Assumption Agreement

[ See attached. ]

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is made effective _______ __, 2014, by and between by [________] ASSISTED LIVING LLC, an Iowa limited liability company (the “Seller”) and ARHC [________] LLC, a Delaware limited liability company (the “Purchaser”) which is the assignee of certain rights and obligations of AMERICAN REALTY CAPITAL HEALTHCARE TRUST II OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“ARC”), pursuant to that certain Asset Purchase Agreement by and between Seller, ARC, and certain affiliates of Seller, dated as of August 1, 2014 (the “Purchase Agreement”). Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Purchase Agreement.

RECITALS

A.           Seller or its predecessors-in-title have heretofore entered into certain leases with tenants permitting occupancy or use of residential units or other space located on that certain real property (the “Property”), being more particularly described on Exhibit ”A” attached hereto and made a part hereof for all purposes, which leases in effect as of the date hereof are listed on Exhibit B attached hereto (the “Leases”);

C.           Seller or its predecessors-in-title have heretofore entered into certain contracts and agreements relating to the operation and maintenance of the Property that Purchaser has agreed to assume, which contracts and agreements (the “Contracts”) are listed on Exhibit “C” attached hereto and made a part hereof for all purposes; and

D.           Subject to the terms of this Agreement, Purchaser desires to purchase and assume from Seller, and Seller desires to sell and assign to Purchaser, (i) Seller’s right, title and interest as lessor under the Leases, (ii) all right, title and interest of Seller in, to and under the Contracts and (iii) all other Assumed Liabilities related to the Property (the “Property Assumed Liabilities”.

AGREEMENT:

In consideration of the Seller’s consummation of the transactions described in the Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which the Purchaser hereby acknowledges, the parties hereto agree as follows:

1.          Subject to the terms of this Agreement, Seller does hereby assign, transfer, set over, deliver and convey unto Purchaser, and the Purchaser, for itself and for its successors and assigns, hereby accepts, assumes and agrees to pay, perform or discharge, as the case may be, (a) all of Seller’s right, title and interest under (i) the Leases, all guaranties of such Leases, and all rents, revenues, income, profits, and receipts due under the Leases or otherwise receivable by the owner of the Property for use or occupancy of any of the Property allocable to the period from and after the date hereof and (ii) the Contracts and (b) all other Property Assumed Liabilities.

2.          Except for the Property Assumed Liabilities, the Purchaser shall not assume or incur, and the Seller shall remain liable to pay, perform or discharge, all liabilities and obligations of the Seller of every kind.

3.          The undertakings of the Purchaser referred to in this Agreement shall not in any way limit the Purchaser’s right of recourse as set forth in the Purchase Agreement for any breach of the covenants, representations or warranties of the Seller contained therein. Nothing herein shall prevent the Purchaser from contesting with a third party in good faith any of the Property Assumed Liabilities.

4.          This Agreement is subject to the terms of the Purchase Agreement, and nothing contained herein shall be deemed to modify, alter or amend the terms and provisions of the Purchase Agreement. In the event of any inconsistency or conflict between the terms of the Purchase Agreement and the terms of this Agreement, the terms of the Purchase Agreement shall prevail.

5.          EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THE PURCHASE AGREEMENT, SELLER IS CONVEYING THE LEASES, CONTRACTS AND OTHER PROPERTY ASSUMED LIABILITIES WITH NO ADDITIONAL REPRESENTATIONS OR WARRANTIES WHATSOEVER.

[Signature Page Follows]

IN WITNESS WHEREOF, the Purchaser and the Seller have caused this Agreement to be executed and delivered under seal as of the day and year first above written. This Agreement may be executed in multiple counterparts, each of which, taken together, shall constitute one original.

SELLER:
[____________] ASSISTED LIVING, LLC, an Iowa limited liability company

By:
Title:

PURCHASER:

ARHC [__________], LLC,
a Delaware limited liability company

By:
Title:

[signatures continue on next page]

ACKNOWLEDGEMENT OF ASSUMPTION AGREEMENT

Each of the undersigned, which also comprise the cumulative “Seller” under the Purchase Agreement, acknowledges the Assumption Agreement by [________] ASSISTED LIVING LLC to which this Acknowledgement is attached and represents and warrants that it has no ownership or interest in any of the Assumed Liabilities conveyed thereby.

SELLER:

[________] ASSISTED LIVING LLC
an Iowa limited liability company

By:
Name:
Title:

[________] ASSISTED LIVING LLC
an Iowa limited liability company

By:
Name:
Title:

[________] ASSISTED LIVING LLC
an Iowa limited liability company

By:
Name:
Title:

[signatures continue on next page]

[________] ASSISTED LIVING LLC
an Iowa limited liability company

By:
Name:
Title:

[________] ASSISTED LIVING LLC
an Iowa limited liability company

By:
Name:
Title:

[________] ASSISTED LIVING LLC
an Iowa limited liability company

By:
Name:
Title:

[________] ASSISTED LIVING LLC
an Iowa limited liability company

By:
Name:
Title:

EXHIBIT G

Due Diligence Materials

[ See attached. ]

Due Diligence Materials

1.	A complete copy of all leases affecting the Properties and all amendments thereto and of all material correspondence relating thereto.

2.	A copy of all surveys and site plans of the Properties, including, without limitation, any as-built surveys obtained or delivered to tenants of the Properties in connection with its construction.

3.	A copy of all architectural plans and specifications and construction drawings for improvements located on the Properties.

4.	A copy of Seller's title insurance policies relating to the Properties.

5.	A copy of the certificate of occupancy and zoning reports in Seller's possession for the Properties and of all governmental permits and approvals.

6.	A copy of all existing environmental, engineering and physical condition reports in Seller's possession for the Properties.

7.	The operating budgets and operating statements of the Properties for the thirty-six (36) month period immediately preceding the Purchase and Sale Agreement effective date or such shorter period from the commencement of rent under the leases.

8.	Copies of each Property's real estate tax bills and all utility bills for the current and prior two (2) tax years.

9.	All service contracts and insurance policies which affect the Properties, if any.

10.	A copy of all inspections of and warranties relating to the improvements constructed on the
Properties and systems serving the Properties, including without limitation any structural slab, roof, electrical, plumbing, heating, air conditioning and elevator inspections and warranties.

11.	A written inventory of all items of personal property, if any, to be conveyed to Buyer.

12.	Updated set of financials to be provided through the Closing Date to extent reasonably available to Seller.

13.	Complete copy of any feasibility study completed by the senior housing operator, if any.

14.	Operator records of payor-mix for patients/residents at the Properties.

15.	A copy of all primary and secondary state licenses or regulatory permits for the Properties.

16.	A copy of any third-party accreditation (i.e. Joint Commission) which affect the Properties, if

17.	A copy of all Medicare and Medicaid provider agreements and provider numbers for the Properties.

18.	A copy of all Medicare and Medicaid cost reports for the previous three years, if applicable.

19.	A copy of any certificate of need documentation for each Property, if any.

20.	A copy of all licensing inspection reports (whether performed on an annual basis or otherwise)
from state regulators related to operation of each Property as an assisted living facility for the past five (5) years, and a summary of actions taken to correct deficiencies identified in any such reports

21.	A copy of all regulatory correspondence relating to enforcement actions imposed or threatened for the past five (5) years.

22.	A copy of any consent order imposed on the Properties.

21.	A copy of all regulatory correspondence relating to any physical plant or life safety code deficiencies for the Properties.

24.	A copy of any documents relating to a waiver of life safety code or physical plant requirements for the Properties.

25.	Summary of all capital expenditures for the thirty-six (36) month period immediately preceding the Purchase and Sale Agreement effective date.

26.	All pest control inspection reports of the Properties for the preceding thirty-six (36) months.

27.	Copy of any ADA Survey report for the Properties.

28.	Copies of all maintenance and service reports for the Properties for the preceding thirty-six (36) months.

SUNNYBROOK DISCLOSURE SCHEDULE TO

ASSET PURCHASE AGREEMENT

By and Among

American Realty Capital Healthcare Trust II Operating Partnership, L.P.

as “Purchaser”

and

ECI Acquisition I, LLC

Village Assisted Living, LLC

Mt. Pleasant Assisted Living, LLC

Burlington Assisted Living, LLC

Burling Independent Living, LLC

Muscatine Assisted Living, LLC

Carroll Assisted Living, LLC

Ft. Madison Assisted Living, LLC

This document constitutes the disclosure schedule, as it relates to Burlington Facility, Carroll Facility, Fairfield Facility, Fort Madison Facility, Mount Pleasant Facility, and Muscatine Facility (the “SunnyBrook Disclosure Schedule”). This SunnyBrook Disclosure Schedule, together with the Prairie Hills Disclosure Schedule, constitutes the disclosure schedule to that certain Asset Purchase Agreement by and between American Realty Capital Healthcare Trust II Operating Partnership, L.P. and ECI Acquisition I, LLC, Village Assisted Living, LLC, Mt. Pleasant Assisted Living, LLC, Burlington Assisted Living, LLC, Burlington Independent Living, LLC, Muscatine Assisted Living, LLC, Carroll Assisted Living, LLC, and Ft. Madison Assisted Living, LLC (the “Asset Purchase Agreement”).

The fact that any item of information is contained herein shall not, in and of itself, be construed to mean that such information is required to be disclosed in or by the Asset Purchase Agreement or that such item of information is “material” as such term is used in the Asset Purchase Agreement. Each section of this SunnyBrook Disclosure Schedule shall only apply to and qualify the corresponding section of the Asset Purchase Agreement, provided that any matter that is clearly disclosed in a particular section of this SunnyBrook Disclosure Schedule shall be deemed to have been disclosed in any other section of this SunnyBrook Disclosure Schedule to which it is reasonably apparent on the face of such disclosure (without further inquiry or investigation) that such disclosure applies, notwithstanding the omission of an explicit cross reference thereto. The headings in this SunnyBrook Disclosure Schedule are for convenience of reference only and shall not be deemed to alter or affect the express description of the sections of this SunnyBrook Disclosure Schedule as set forth in the Asset Purchase Agreement.  This SunnyBrook Disclosure Schedule includes descriptions of certain agreements or instruments.  The descriptions are qualified in their entirety by reference to the detailed terms of the applicable agreement or instrument.

All capitalized terms used but not otherwise defined in this SunnyBrook Disclosure Schedule shall have the meanings set forth in the Asset Purchase Agreement to which this SunnyBrook Disclosure Schedule is attached.

Schedule 1.1(a)

Assumed Contracts and Leases

1.     All contracts listed on Schedule 6.12, unless Purchaser provides Seller with written notice otherwise prior to the expiration of the due diligence period.

2.     See also Schedule 1.1(a) of Prairie Hills Disclosure Schedule.

Schedule 1.1(c)(i)

Legal Description of Purchased Real Property- Burlington Facility

Real property in the City of Burlington, County of Des Moines, State of Iowa, described as follows: Lot 1 of Stonegate Village Sunnybrook Addition located in the West Half of the Northeast Quarter of Section 11, Township 69 North, Range 3 West of the Principal Meridian, City of Burlington, Des Moines County, Iowa.

Schedule 1.1(c)(ii)

Legal Description of Purchased Real Property- Carroll Facility

Real property in the City of Carroll, County of Carroll, State of Iowa, described as follows: Lot 1, Block 5, Oak Park Subdivision – Plat No. 2 to the City of Carroll, Carroll County, Iowa.

APN: 0719203028

Schedule 1.1(c)(iii)

Legal Description of Purchased Real Property- Fairfield Facility

Real property in the City of Fairfield, County of Jefferson, State of Iowa, described as follows: That part of Auditor’s Parcel “C” in part of the NE 1/4 of NW 1/4 of Section 34-72-10, Jefferson County, Iowa, described as follows: Commencing at the northeast corner of said NW 1/4 of Section 34; thence South 89 degrees 41 minutes 21 seconds West, along the north line of said NW 1/4 of Section 34 and the centerline of the existing street, 644.00 feet; thence South 00 degrees 00 minutes 00 seconds West, 33.00 feet to the POINT OF BEGINNING; thence continuing South 00 degrees 00 minutes 00 seconds West, 461.44 feet; thence North 89 degrees 41 minutes 21 seconds East, 472.00 feet; thence North 00 degrees 00 minutes 00 seconds West, 461.44 feet; thence South 89 degrees 41 minutes 21 seconds West, along the south line of Madison Street, 472.00 feet to the POINT OF BEGINNING.

APN: 0634126002

Schedule 1.1(c)(iv)

Legal Description of Purchased Real Property- Fort Madison Facility

Real property in the City of Fort Madison, county of Lee, State of Iowa, described as follows: Lot 2 of River Bend Subdivision, Fort Madison, Lee County, Iowa, part of the East Half of Section 1, Township 67 North, Range 5 West of the 5th Principal Meridian, Lee County, Iowa, as shown by the official records of Lee County, Iowa.

APN: 024714012520040

Schedule 1.1(c)(v)

Legal Description of Purchased Real Property- Mount Pleasant Facility

Real property in the City of Mount Pleasant, County of Henry, State of Iowa, described as follows: Lot 3, Ashford Park Subdivision to the City of Mt. Pleasant, Henry County, Iowa.

Schedule 1.1(c)(vi)

Legal Description of Purchased Real Property- Muscatine Facility

Real property in the City of Muscatine, County of Muscatine, State of Iowa, described as follows: Lots 1 and 2, of Riverbend Fifth Addition to the City of Muscatine, in Muscatine County, Iowa.

APN: 0827101008

Schedule 1.1(c)( xiv)

Legal Description of Purchased Real Property- Burlington Land

Burlington Land, 12431 West Avenue Road, Burlington, Des Moines County, Iowa

Lot Number One (1) in Second Addition To Stonegate Village Sunnybrook Addition, a Subdivision in the City of Burlington, Des Moines, County, Iowa, according to the Plat recorded March 5, 2014, as Document No. 2014-000888.

Schedule 2.2(c)

Prepaids and Deposits

The below chart lists Prepaid Rent, where a resident has for one reason or another prepaid a portion of their rent.

SunnyBrook of Burlington

Unearned Rent

As of June 30, 2014

	Current	1 - 30	31 – 60		61 - 90		91 and over	Total
Dunham, David				3,490.68		3,490.68	3,908.36		10,889.72
Osborne, Lois				-3,323.84					-3,323.84
Raub, Butch				-1,100.00					-1,100.00
Smith, Jerry and Helen				-6,450.00		-6,450.00			-12,900.00
TOTAL	$0.00	$0.00	-$	7,383.16	-$	2,959.32	$3,908.36	-$	6,434.12

The below chart lists waiting list fees paid.

SunnyBrook of Muscatine

Refundable Deposit

6/30/2014

Last Name	First Name	Date	Deposit

O'Brien	Char	07/31/2012	100.00
Pelton	Bette	09/21/2012	100.00
Fuhlman	Cecil	11/13/2012	150.00
Joiner	T.E.	10/21/2013	150.00
Barnes	Teresa	10/21/2013	150.00
Marshall	Pat	10/21/2013	150.00
Moser	Katherine	10/21/2013	150.00
Furlong	Maurice	01/16/2014	150.00
Forbes	Louise	01/30/2014	150.00
Gaeta	Josie	03/31/2014	150.00
Platt	Dorothy	04/10/2014	150.00

			1,550.00

Schedule 2.2(l)

Facility Trade Names

SunnyBrook of Burlington

SunnyBrook of Carroll

SunnyBrook of Ft. Madison

SunnyBrook of Muscatine

SunnyBrook of Fairfield

SunnyBrook of Mt. Pleasant

Schedule 2.3

Excluded Property

The following vehicles that are titled and used by SunnyBrook Senior Living, LLC.

2009 Toyota Rav4 SUV	JTMBF33V39D011130	Management
2009 Toyota Rav4 SUV	JTMBF33V495009526	Management
2009 Ford Escape SUV	1FMCU93G09KC35011	Management
2011 Ford Escape SUV	1FMCU9DG0BKC10629	Management
2012 Ford Taurus	1FAHP2FW6CG143560	Management
2013 Ford Escape	1FMCU9HX5DUC15472	Management
2012 Ford Escape	1FMCU9DG1CKC54060	Management
2013 Cadillac ATS	1GGAL5SXXD0141136	Management
2014 Ford Escape		Management
2010 Ford Flex PP	2FMHK6CC5ABB28798	Management

The following personal property and any other personal property physically located at 601 S. 23rd Street in Fairfield, Iowa that is used exclusively by SunnyBrook Senior Living, LLC.

HP Computer
HP Computer
Computer
Computer Equipment
Computer Equipment
Payroll computer system
office furniture
leasehold improvments
Chairs for conference room
printer
computer and monitor
artwork
Laptop computer
Printer
Television stand
conference room television
2 Dell laptop computers
Dell Laptop
Laptop computer
Furniture

The following 6 pianos that are being leased pursuant to that certain Piano Lease effective as of 11/1/2013 by and between SPL Fine Musical Instruments, LLC and SunnyBrook of Muscatine,

SunnyBrook of Burlington, SunnyBrook of Fort Madison, SunnyBrook of Mt. Pleasant, SunnyBrook of Fairfield, and SunnyBrook of Carroll.

•	1924 Model B Steinway & Sons
•	1909 Model O Steinway & Sons
•	1910 Model AA Mason & Hamlin
•	1885 Model A Steinway & Sons
•	1960 Model M Steinway & Sons
•	1911 Model A Steinway & Sons

Any and all cash reserves, taxes, property insurance and/or mortgage insurance held in escrow pursuant to Mortgage Note dated March 23, 2012 and related documents for FHA Project No. 074-22019 between Village Assisted Living, LLC as Maker and CWCapital, LLC as Holder with an original principal balance of $7,888,800.00.

Any and all cash reserves, taxes, property insurance and/or mortgage insurance held in escrow pursuant to Mortgage Note dated March 22, 2012 and related documents for FHA Project No. 074-22026 between Mt. Pleasant Assisted Living, LLC as Maker and Greystone Funding Corporation as Holder with an original principal balance of $4,275,000.00.

Any and all cash reserves, taxes, property insurance and/or mortgage insurance held in escrow pursuant to Mortgage Note dated September 23, 2011 and related documents for FHA Project No. 074-43086 between Burlington Assisted Living LLC as Maker and CWCapital, LLC as Holder with an original principal balance of $6,849,300.00.

Any and all cash reserves, taxes, property insurance and/or mortgage insurance held in escrow pursuant to Mortgage Note dated June 1, 2012 and related documents for FHA Project No. 074-22023 between Carroll Assisted Living, LLC as Maker and CWCapital LLC as Holder with an original principal balance of $5,273,600.00.

Any and all cash reserves, taxes, property insurance and/or mortgage insurance held in escrow pursuant to Mortgage Note dated June 1, 2012 and related documents for FHA Project No. 074-22025 between Ft. Madison Assisted Living, LLC as Maker and CWCapital, LLC as Holder with an original principal balance of $4,909,200.00.

Any and all cash reserves, taxes, property insurance and/or mortgage insurance held in escrow pursuant to Mortgage Note dated June 1, 2012 and related documents for FHA Project No. 074-22024 between Muscatine Assisted Living, LLC as Maker and CWCapital, LLC as Holder with an original principal balance of $6,955,700.00.

Schedule 2.4(a)

Permitted Title Exceptions

SunnyBrook of Carroll

•	Real estate taxes for 2014 and subsequent years, not yet due or payable.
•	Easements for drainage and utility purposes as shown on the recorded plat of Oak Park Subdivision Plat No. 2.
•	Terms, conditions, restrictions, obligations and easements as contained in the Subdivision Agreement for Oak Park Subdivision—Plat No. 2 dated May 14, 2007, recorded June 20, 2007 in Book L, page 099.
•	Terms, conditions and obligations as contained in Resolution No. 0719 dated May 14, 2007, recorded June 20, 2007 in Book L, page 099.
•	Easement for road purposes in favor of Carroll County as contained in the Easement for Public Highway dated October 29, 1965, recorded November 15, 1965 in Book 49, page 258.
•	Terms, conditions, restrictions and obligations as contained in the Urban Renewal Plan for Oak Park Subdivision Plat No. 2 Urban Renewal Project Area and Resolution No. 0740 dated September 24, 2007, recorded October 1, 2007 in Book 2007, page 3363.
•	Terms and conditions of the Minimum Assessment Agreement dated September 24, 2007, recorded November 5, 2007 in Book 2007, page 3789.
•	Easement for road and public highway purposes in favor of the City of Carroll as contained in the Easement for Public Highway dated September 7, 2007, recorded October 29, 2008 in Book 2008, page 3993.
•	Easement for recreational trail purposes in favor of the City of Carroll as contained in the Easement for Recreational Trail dated October 22, 2009, recorded November 12, 2009 in Book 2009, page 4355.

SunnyBrook of Burlington

•	Real estate taxes for 2014 and subsequent years, not yet due or payable.
•	Terms, conditions, restrictions, covenants and provisions as contained in the Declaration of Protective Covenants recorded November 22, 2006 as Exhibit “C” in Document No. 2006-007204.

Burlington Land

•	Real estate taxes for 2014 and subsequent years, not yet due or payable.
•	Easements, restrictions, covenants and conditions as contained in the Declaration of Protective Covenants dated November 20, 2006, as contained in the Plat, recorded November 22, 2006, as Document No. 2006-007204.
•	Easements, restrictions, covenants and conditions as contained in the Declaration of Protective Covenants dated March 5, 2014, as contained in the Plat, recorded March 5, 2014, as Document No. 2014-000888.

SunnyBrook of Fairfield

•	Real estate taxes for 2014 and subsequent years, not yet due or payable.
•	Utility easement for sewer and water purposes in favor of the City of Fairfield, Iowa, granted in corrective warranty deed dated February 26, 2002, recorded February 28, 2002, in Book 223, Page 580. (Original Deed recorded in Book 223, Page 411).

SunnyBrook of Ft. Madison

•	Real estate taxes for 2014 and subsequent years, not yet due or payable.
•	Undefined easement for electric transmission line purposes, together with any incidental rights, in favor of Union Electric Power Company, as contained in the Easement, dated June 10, 1954, recorded June 12, 1954 in Land Deed record 47, Page 161.
•	Easement for water line purposes, together with any incidental rights, in favor of Rathbun Regional Water Association, Inc., as contained in the Right of Way Easement, dated August 19,, 1996, recorded September 16, 1996 on Microfiche Card 1996N-87, E-7.
•	Easement for utility purposes and right of way for Bluff Road as shown on the Final Plat of River Bend Subdivision recorded August 1, 2007 in Book 07N, Page 1813.

SunnyBrook of Muscatine

•	Real estate taxes for 2014 and subsequent years, not yet due or payable.
•	Covenants, Conditions and Restrictions contained in Riverbend Addition Covenants dated November 6, 2001, recorded November 13, 2001, as Document No. 2001-08503.
•	Easements created in Plat of Riverbend Fifth Addition to the City of Muscatine, recorded June 27, 2007, as Document No. 2007-04235 as follows:

a) Utility in varying widths abuting the boundary lines of said property.

•	Easements created in Plat of Riverbend Third Addition to the City of Muscatine, recorded December 13, 2004, as Document No. 2004-10127 as follows:

a) 30 foot Sanitary Sewer

SunnyBrook of Mt. Pleasant

•	Real estate taxes for 2014 and subsequent years, not yet due or payable.
•	Terms, conditions, provisions, and rights, including the right to enter upon the land, in favor of the City of Mount Pleasant, Iowa, for electric transmission line purposes, as set forth and contained in Easement dated April 12, 1945, filed December 21, 1946 in Record Book 213 at Page 67, as shown on that certain ALTA/ACSM Land Title Survey prepared by Stephen W. Hausner, French-Reneker-Associates, Inc., dated August 25, 2005.
•	Terms, conditions, provisions, and rights, including easement rights in favor of S.E. Iowa Cooperative Electric Association, to construct, operate, replace, repair, and maintain or remove an electric transmission line, together with the right to cut any trees or shrubbery necessary to keep them clear of such line, as set forth and contained in Right-of-Way Easement dated April 9, 1986, filed June 10, 1987 in Record Book 463 at Page 209, as shown on that certain ALTA/ACSM Land Title Survey prepared by Stephen W. Hausner, French-Reneker-Associates, Inc., dated August 25, 2005.
•	Privileges, authorities, and easement rights, including the right of ingress and egress, in favor of Iowa Network Services, Inc., to install, maintain, and operate its buried telephone cables, as set forth and contained in Easement for Right-of-Way, dated November 27, 1996, filed December 2, 1996 in Record Book 677 at Page 87, as shown on that certain ALTA/ACSM Land Title Survey prepared by Stephen W. Hausner, French-Reneker-Associates, Inc., dated August 25, 2005.
•	Easements, limitation of access, terms, conditions, provisions, restrictions, agreements, rights, including the right of entry, as set forth and contained in Partial Acquisition Contract by and between Rolling Hills Land Co., Inc., as Seller, and Iowa Department of Transportation, acting for the State of Iowa, as Buyer, dated December 16, 1999, filed December 23, 1999 in Image Book 1999 at Page 4635 and in Warranty Deed dated April 26, 2001, filed May 24, 2001 in Image Book 2001 at Page 1615, as shown on that certain ALTA/ACSM Land Title Survey prepared by Stephen W. Hausner, French-Reneker-Associates, Inc., dated August 25, 2005.

•	Terms, conditions, resolutions, agreements, exhibits, and provisions of Mount Pleasant Urban Renewal Plan, and all amendments thereto, as evidenced by Certifications dated September 27, 2002, filed September 30, 2002 in Image Book 2002 at Page 3634 and in Image Book 2002 at Page 3635.
•	Terms, conditions, and provisions of Ordinance No. 1120 as evidenced by Certificate dated September 30, 2002, filed September 30, 2002 in Image Book 2002 at Page 3637.
•	Terms, conditions, and provisions of Agreement for Private Development by and between the City of Mount Pleasant, Iowa and D & L Development, Inc., dated October 30, 2002, and Mortgage shown as Exhibit F, executed by and between D & L Development, Inc., to the City of Mount Pleasant, Iowa, dated November 13, 2002, as evidenced by that certain Certificate dated November 15, 2002, flied November 15, 2002 In Image Book 2002 at Page 4288; as amended by the Release of Real Estate Mortgage recorded December 4, 2007, In Book 2007 at Page 3544; as amended by the Certificate of Completion recorded January 13, 2004, in Book 2004 at Page 114; as amended by that certain Amendment recorded March 22, 2012, in Book 2012 at Page 0702.
•	Restrictions on the right of direct access to, from, and across all primary roads In Henry County, Iowa as set forth and contained In Resolution adopted by the Iowa State Highway Commission on June 11, 1957 and as evidenced by Affidavit of the Highway State Highway Commission to the Public, dated June 28, 1957, filed July 1, 1957 In Record Book 244 at Page 307.
•	Terms, conditions, provisions and easements for utility purposes as shown on the recorded plat of Ashford Park Subdivision recorded December 24, 2003, in Book 2003 at Page 5066; as amended by the revised Final Plat recorded January 12, 2004, in Book 2004 at Page 98.

Schedule 2.4(g)

Licenses, Leases Easements and Other Rights Related to Real Property

All items set forth on Schedule 2.4(a).

Schedule 3.3

Purchase Price Allocation

Schedule 4.4(g)

Obligations to Hired Employees

SCHEDULE 4.4(g)

Employee Number	Employee Name	Facility Location	Pay Rate/Hr	Date of Last Pay	PTO Hrs Balance	PTO Liability Amount
1012	Atteberry, Julia E	BURLINGTON	8.84	7/11/2014	15.56	$137.55
1252	Autry, Monica N	BURLINGTON	10.00	7/11/2014	4.32	$43.20
1197	Bandy, Patricia J	BURLINGTON	8.00	7/11/2014	13.21	$105.68
904	Bolander, Madison E	BURLINGTON	15.00	7/11/2014	19.82	$297.30
962	Boyd, Dorothea J	BURLINGTON	9.98	7/11/2014	85.87	$856.98
167	Cary, James M	BURLINGTON	18.18	7/11/2014	30.83	$560.49
1063	Clark, Corrie L	BURLINGTON	8.64	7/11/2014	6.48	$55.99
1013	Coombs, Caitlinn A	BURLINGTON	8.75	7/11/2014	0	$0.00
1244	Coulter, Chelsea S	BURLINGTON	9.50	7/11/2014	21.69	$206.06
1106	Dalton, Jessica L	BURLINGTON	9.60	7/11/2014	6.61	$63.46
1147	Derry, Angela R	BURLINGTON	9.50	7/11/2014	54.95	$522.03
1233	Dunham, Nathan P	BURLINGTON	15.00	7/11/2014	18.41	$276.15
1185	Fry, Linda Ann	BURLINGTON	9.50	7/11/2014	0	$0.00
1046	Graham, Brenda S	BURLINGTON	9.33	7/11/2014	5.24	$48.89
1195	Harden, Haylee M	BURLINGTON	9.50	7/11/2014	4.04	$38.38
1223	Hartman, Rita R	BURLINGTON	10.00	7/11/2014	9.9	$99.00
1064	Hawthorne, Dorothy J	BURLINGTON	9.66	7/11/2014	0	$0.00
905	Hirte, Ella Joy	BURLINGTON	8.31	7/11/2014	42.24	$351.01
889	Holloway, Roberta A	BURLINGTON	13.52	7/11/2014	21.29	$287.84
175	Howard, Frederico Demarco	BURLINGTON	9.38	7/11/2014	3.51	$32.92
871	Kastantin, Anthony J	BURLINGTON	13.70	7/11/2014	31.49	$431.41
989	Kraisser, Jaime J	BURLINGTON	9.79	7/11/2014	43.28	$423.71
874	Lamb, Trisha A	BURLINGTON	11.81	7/11/2014	5.03	$59.40
1229	Lovett, Tamara F	BURLINGTON	8.50	7/11/2014	2.12	$18.02
1142	Ludwick, Taylor A	BURLINGTON	9.50	7/11/2014	0.74	$7.03
564	Lybarger-Adams, Valerie A	BURLINGTON	31.25	7/11/2014	42.2	$1,318.75
1134	Macans, Heather S	BURLINGTON	9.50	7/11/2014	4.37	$41.52
1210	McCane, Faith N	BURLINGTON	9.50	7/11/2014	27.9	$265.05
1289	McCoy, Katherine G	BURLINGTON	9.50	7/11/2014	5.26	$49.97

1184	Miller, Hannah L	BURLINGTON	9.75	7/11/2014	0.58	$5.66
1000	Mortimer, Gail Lynn	BURLINGTON	12.60	7/11/2014	7.92	$99.79
1199	Moser, Skye A	BURLINGTON	8.00	7/11/2014	23.57	$188.56
1196	Mowen, Bradley D	BURLINGTON	10.50	7/11/2014	29.85	$313.43
174	Pettis, Becky J	BURLINGTON	10.20	7/11/2014	0	$0.00
951	Rankin, Kristen E	BURLINGTON	10.04	7/11/2014	19	$190.76
1286	Reif, Sara J	BURLINGTON	8.50	7/11/2014	9.7	$82.45
1246	Richter, Brenda G	BURLINGTON	9.50	7/11/2014	31.33	$297.64
1236	Robinson, Taylor K	BURLINGTON	8.50	7/11/2014	21.05	$178.93
974	Robinson, Victoriea L	BURLINGTON	10.30	7/11/2014	8.15	$83.95
1112	Rosin-Atwood, Karin A	BURLINGTON	9.62	7/11/2014	5.18	$49.83
832	Schmeiser, Debbie Sue	BURLINGTON	10.30	7/11/2014	6.9	$71.07
1026.00	Schwartz, Jennifer	BURLINGTON	25.00	7/11/2014	16.6424	$416.06
1291	Smith, Kaitlin H	BURLINGTON	9.50	7/11/2014	1.31	$12.45
805	Stewart, Jasmine K	BURLINGTON	10.04	7/11/2014	7.63	$76.61
779	Thomas, Janet L	BURLINGTON	8.32	7/11/2014	19.62	$163.24
694	Thompson, Deborah E	BURLINGTON	8.93	7/11/2014	34.72	$310.05
1290	Tisor, April L	BURLINGTON	8.00	7/11/2014	2.12	$16.96
842	Trafton, Mandy R	BURLINGTON	10.30	7/11/2014	13.66	$140.70
1036	Vallee, Morgan K	BURLINGTON	10.27	7/11/2014	4.58	$47.04
1271	VandenBoom, Frances Dalen	BURLINGTON	10.25	7/11/2014	14.5	$148.63
446	Vidal, Samantha J	BURLINGTON	20.07	7/11/2014	64.35	$1,291.50
1118	Wagner, Pepper L	BURLINGTON	9.77	7/11/2014	9.18	$89.69
868	Ward, Elizabeth N	BURLINGTON	8.82	7/11/2014	29.12	$256.84
1173	Waterman, Susan J	BURLINGTON	26.44	7/11/2014	1.41	$37.28
1159	Wilke, Kristina K	BURLINGTON	8.50	7/11/2014	24.5	$208.25
462	Anderson, Hunter J	CARROLL	9.53	7/11/2014	36.87	$351.37
1272	Babiker, Suiaad Galal	CARROLL	10.50	7/11/2014	5.81	$61.01
1235	Becker, Nicole D	CARROLL	7.25	7/11/2014	0.74	$5.37
482	Boehm, Bruce W	CARROLL	26.44	7/11/2014	63.19	$1,670.74
907	Bolster, Teresa L	CARROLL	9.25	7/11/2014	14.81	$136.99
638	Borkowski, Linda L	CARROLL	15.05	7/11/2014	6.46	$97.22
1241	Doty, Ragina K	CARROLL	11.00	7/11/2014	4	$44.00
1154	Eisenbacher, Durene K	CARROLL	10.00	7/11/2014	0	$0.00

1221	Flattery, Linda M	CARROLL	10.50	7/11/2014	22.82	$239.61
1266	Fordyce, Abbey K	CARROLL	9.50	7/11/2014	0	$0.00
1125	Goodman, Barbara A	CARROLL	10.10	7/11/2014	19.05	$192.41
216	Grade, Deborah A	CARROLL	13.27	7/11/2014	5.31	$70.46
379	Grundmeier, Robbie Charle	CARROLL	10.11	7/11/2014	15.5	$156.71
233	Hanson, Emilie Jean	CARROLL	24.76	7/11/2014	47.16	$1,167.68
223	Horn, Judy A	CARROLL	11.67	7/11/2014	41.27	$481.62
913	Irlmeier, Marie C	CARROLL	10.42	7/11/2014	26.42	$275.30
234	Kaspersen, Kelly Lynn	CARROLL	10.51	7/11/2014	27.35	$287.45
1250	Kelley, Elizabeth M	CARROLL	10.00	7/11/2014	34.04	$340.40
1203	Kurth, Juanita F	CARROLL	10.00	7/11/2014	27.57	$275.70
611	Lebeck, Nicole A	CARROLL	10.23	7/11/2014	4.23	$43.27
1288	Lucy, Heather Nicole	CARROLL	9.50	7/11/2014	9.01	$85.60
886	Magner, Cully D	CARROLL	24.05	7/11/2014	48.85	$1,174.84
811	Mozena, Summer M	CARROLL	13.00	7/11/2014	5	$65.00
228	Odendahl, Elizabeth V	CARROLL	8.45	7/11/2014	6.67	$56.36
1178	Ott, Peggy J	CARROLL	9.50	7/11/2014	63.88	$606.86
1257	Peckumn-Fiscus, Jane M	CARROLL	10.50	7/11/2014	6.66	$69.93
225	Rose, Janet Kay	CARROLL	10.11	7/11/2014	0.24	$2.43
1216	Schaal, Jackson M	CARROLL	7.25	7/11/2014	6.51	$47.20
685	Schaal, Reagan A	CARROLL	9.82	7/11/2014	18.25	$179.22
1048	Schmidt, Beth Ann L	CARROLL	10.25	7/11/2014	17.65	$180.91
1245	Schmitz, Samantha Jo	CARROLL	10.25	7/11/2014	16.52	$169.33
1263	Smith, Amy M	CARROLL	10.50	7/11/2014	7.38	$77.49
232	Stevens, Sheila A	CARROLL	10.11	7/11/2014	17.26	$174.50
1127	Sturm, Tess E	CARROLL	9.34	7/11/2014	69.31	$647.36
1268	Tiefenthaler, Marlene H	CARROLL	9.25	7/11/2014	20.8	$192.40
1294	Tunning, Mark G	CARROLL	19.00	7/11/2014	0	$0.00
1208	Anderson, Angela K	FAIRFIELD	9.00	7/11/2014	5.47	$49.23
1176	Besick, Donna J	FAIRFIELD	9.50	7/11/2014	33.26	$315.97
88	Boese, Ruby Rana	FAIRFIELD	13.00	7/11/2014	76.83	$998.79
57	Bucher, Rachel Aline	FAIRFIELD	10.93	7/11/2014	15.07	$164.72
529	Conrad, Sara L	FAIRFIELD	9.67	7/11/2014	18.11	$175.12
1002	Dimmitt, Micayla M	FAIRFIELD	9.00	7/11/2014	7.85	$70.65
58	Elliott, Sharlene Lee	FAIRFIELD	14.00	7/11/2014	67.78	$948.92

1213	Francisco, Brandon J	FAIRFIELD	8.00	7/11/2014	21.58	$172.64
968	Garvey, Kitzi L	FAIRFIELD	9.00	7/11/2014	3.58	$32.22
1082	Gillam, Brittany A	FAIRFIELD	9.00	7/11/2014	49.74	$447.66
1226	Hird, Melody M	FAIRFIELD	12.00	7/11/2014	43.11	$517.32
62	Hock, Sue Ann	FAIRFIELD	14.17	7/11/2014	48.41	$685.97
1120	Howell, Andrew J	FAIRFIELD	15.15	7/11/2014	61.98	$939.00
1018	Hughes, Nicole J	FAIRFIELD	9.18	7/11/2014	26.08	$239.41
1214	Hurst, William L	FAIRFIELD	8.00	7/11/2014	15.1	$120.80
1022	Johnson, Rachael A	FAIRFIELD	9.18	7/11/2014	47.21	$433.39
1260	Kiesey, Sheila C	FAIRFIELD	24.00	7/11/2014	14.09	$338.16
1220	Kirk, Alexander Charles	FAIRFIELD	9.00	7/11/2014	67.04	$603.36
1151	LeMaster, Megan N	FAIRFIELD	9.00	7/11/2014	67.15	$604.35
92	Lewman, Tara Lou	FAIRFIELD	10.79	7/11/2014	59.49	$641.90
764	Logli, Brandi L	FAIRFIELD	25.60	7/11/2014	149.8	$3,834.88
460	Loveland, Jennifer M	FAIRFIELD	10.75	7/11/2014	6.5	$69.88
1239	McCoy, Cynthia L	FAIRFIELD	9.00	7/11/2014	39.81	$358.29
1217	McElroy, Alexis S	FAIRFIELD	9.00	7/11/2014	18.51	$166.59
402	Newlon, Hannah M	FAIRFIELD	9.00	7/11/2014	0.88	$7.92
1077	Nicely, Jennifer A	FAIRFIELD	10.00	7/11/2014	64.4	$644.00
1121	Nicely, Veronica C	FAIRFIELD	9.00	7/11/2014	59.26	$533.34
430	Qualters, Judy Lucille	FAIRFIELD	26.45	7/11/2014	34.73	$918.60
66	Schafer, Carrie Louise	FAIRFIELD	9.93	7/11/2014	52.86	$524.90
68	Schafer, Nancy J	FAIRFIELD	9.11	7/11/2014	42.6	$388.09
834	Sharp, Amber L	FAIRFIELD	9.18	7/11/2014	15.68	$143.94
1240	Shreck, Flower F	FAIRFIELD	8.00	7/11/2014	13.47	$107.76
580	Sisk, Michelle R	FAIRFIELD	11.01	7/11/2014	41.61	$458.13
1126	Sutherland, Danielle L	FAIRFIELD	10.00	7/11/2014	2.54	$25.40
80	Titus, Emily Sue	FAIRFIELD	9.79	7/11/2014	31	$303.49
678	Vorhies, Douglas A	FAIRFIELD	10.00	7/11/2014	5.16	$51.60
71	Watson, Stephanie Lynn	FAIRFIELD	10.51	7/11/2014	63.9	$671.59
1238	Workman, Donna Mae	FAIRFIELD	8.00	7/11/2014	9.48	$75.84
1224	Jenkins, Jenny	Fort Madison	21.63	7/11/2014	43.584	$942.72
1119	Borjas, Vanessa M	FT MADISON	9.12	7/11/2014	15.45	$140.90
1157	Burden, Samantha J	FT MADISON	9.00	7/11/2014	18.19	$163.71
1089	Burdette, Brittany E	FT MADISON	9.30	7/11/2014	4.4	$40.92

918	Cook, Joseph W	FT MADISON	9.25	7/11/2014	10.51	$97.22
643	Daugherty, Echo M	FT MADISON	9.27	7/11/2014	6.53	$60.53
1255	Derengowski, Brian E	FT MADISON	14.00	7/11/2014	5.14	$71.96
725	Doherty, Emily Kay	FT MADISON	10.50	7/11/2014	6.43	$67.52
246	Fedler, Summer Marie	FT MADISON	10.97	7/11/2014	16.86	$184.95
183	Ferrell, Thomas Leroy	FT MADISON	10.23	7/11/2014	18.21	$186.29
1284	Gilman, Stefany M	FT MADISON	9.50	7/11/2014	3.25	$30.88
1170	Goebel, Daniel K	FT MADISON	8.50	7/11/2014	13.53	$115.01
1247	Hoenig, Kara A	FT MADISON	9.00	7/11/2014	24.94	$224.46
1285	Hoenig, Tabitha E	FT MADISON	9.00	7/11/2014	2.56	$23.04
171	Holmes, Jeff L	FT MADISON	12.07	7/11/2014	40	$482.80
274	Houston, Allison Lee	FT MADISON	9.15	7/11/2014	14.63	$133.86
1042	Johnson, Corey R	FT MADISON	13.36	7/11/2014	9.74	$130.13
267	Kent, Robin Kay	FT MADISON	9.66	7/11/2014	7.07	$68.30
723	Kramer, Mary Elaine	FT MADISON	12.98	7/11/2014	21.27	$276.08
947	LeMoyne, Mendy E	FT MADISON	9.14	7/11/2014	3.22	$29.43
256	Londrigan, Margaret Louis	FT MADISON	9.57	7/11/2014	23.8	$227.77
1171	Mann, Jason R	FT MADISON	8.50	7/11/2014	24.1	$204.85
895	Moore, Michael R	FT MADISON	9.52	7/11/2014	61.72	$587.57
266	Morrical, Ashley A	FT MADISON	9.47	7/11/2014	16.8	$159.10
857	Muldoon, Holly A	FT MADISON	9.80	7/11/2014	2.45	$24.01
249	Parks, Mary Ann	FT MADISON	9.51	7/11/2014	29.45	$280.07
1108	Perez, Frank J	FT MADISON	8.67	7/11/2014	2.23	$19.33
1274	Pruitt, Lexus M	FT MADISON	8.50	7/11/2014	6.76	$57.46
1279	Puga-Olson, Tiana R	FT MADISON	8.50	7/11/2014	1.75	$14.88
1273	Ruffcorn, Ashley A	FT MADISON	23.08	7/11/2014	-4.25	$-98.09
1251	Scott, Carol A	FT MADISON	9.00	7/11/2014	23.76	$213.84
1264	Simpson, Kea M	FT MADISON	22.84	7/11/2014	34.15	$779.99
1037	Stewart, Erica Noelle	FT MADISON	9.41	7/11/2014	5	$47.05
1287	Vincent, Dyre L	FT MADISON	8.00	7/11/2014	4.76	$38.08
1276	Wellman, Lisa M	FT MADISON	12.00	7/11/2014	8.93	$107.16
1060	Zipprich, Sean C	FT MADISON	8.78	7/11/2014	20.47	$179.73
1254	McMurray, Shirley	MT PLEASANT	21.63	7/11/2014	37.71	$815.67
1275	Adreon, Lacy C	MT PLEASANT	8.50	7/11/2014	5.63	$47.86
2	Armstrong, Peggy L	MT PLEASANT	9.92	7/11/2014	2.1	$20.83

1180	Aynes, Paige N	MT PLEASANT	8.50	7/11/2014	41.6	$353.60
39	Bolin, Kelsey Rae	MT PLEASANT	20.20	7/11/2014	49.96	$1,009.41
1267	Brown, Aaron E	MT PLEASANT	12.50	7/11/2014	9.92	$124.00
514	Bryant, Thomas R	MT PLEASANT	13.48	7/11/2014	26.14	$352.37
821	Buffington, Robin M	MT PLEASANT	10.14	7/11/2014	19.7	$199.76
692	Dean, Breanne L	MT PLEASANT	9.18	7/11/2014	12.01	$110.25
488	Dudley-Wagner, Emily K	MT PLEASANT	9.93	7/11/2014	10.04	$99.70
1277	Durham, Leashia A	MT PLEASANT	9.00	7/11/2014	4.75	$42.75
3	Edwards, Ginger Renee	MT PLEASANT	10.30	7/11/2014	52.48	$540.54
551	Hamilton, Sandra J	MT PLEASANT	9.77	7/11/2014	40.25	$393.24
1004	Holl, Ashley N	MT PLEASANT	9.36	7/11/2014	7.86	$73.57
27	Holloway, Mary Ellen	MT PLEASANT	10.28	7/11/2014	13.51	$138.88
6	Kruse, Melissa M	MT PLEASANT	14.88	7/11/2014	5.54	$82.44
1080	Lambert, Jennifer R	MT PLEASANT	9.00	7/11/2014	7.43	$66.87
79	Lanman, Jessica Renea	MT PLEASANT	9.62	7/11/2014	5.19	$49.93
1232	Larson, Crystal N	MT PLEASANT	8.75	7/11/2014	29.63	$259.26
759	Long, McKenzie S	MT PLEASANT	9.00	7/11/2014	56.36	$507.24
1253	Marcos, Joey B	MT PLEASANT	9.25	7/11/2014	29.24	$270.47
43	Martin, Sarah L	MT PLEASANT	19.50	7/11/2014	15.81	$308.30
1051	McKinney, Alison D	MT PLEASANT	9.22	7/11/2014	10.54	$97.18
7	Millard, Jennifer Jo	MT PLEASANT	11.70	7/11/2014	14.64	$171.29
26	Mitchell, Krista Kay	MT PLEASANT	9.62	7/11/2014	4.37	$42.04
667	Moeller, Denise L	MT PLEASANT	8.49	7/11/2014	0.23	$1.95
752	Moorman, Lori L	MT PLEASANT	9.55	7/11/2014	57.03	$544.64
1172	Parker, Sandra M	MT PLEASANT	9.00	7/11/2014	42.12	$379.08
1261	Peiffer, Melissa N	MT PLEASANT	12.00	7/11/2014	5.81	$69.72
1201	Pfeiffer, Baylee M	MT PLEASANT	9.25	7/11/2014	26.23	$242.63
622	Rice, Debra K	MT PLEASANT	9.53	7/11/2014	12.65	$120.55
1181	Ritchey, Natasha J	MT PLEASANT	9.00	7/11/2014	36.24	$326.16
9	Ryan, Sharrie Lee	MT PLEASANT	10.56	7/11/2014	75.8	$800.45
34	Schmitter, Douglas Eugene	MT PLEASANT	15.00	7/11/2014	39.95	$599.25
1202	Shelledy, Taylor N	MT PLEASANT	9.00	7/11/2014	27.65	$248.85
11	Starman, Alison D	MT PLEASANT	9.84	7/11/2014	47.67	$469.07
1207	Warner, April D	MT PLEASANT	8.25	7/11/2014	28.98	$239.09
1243	Allen, Wendy S	MUSCATINE	10.00	7/11/2014	7.24	$72.40

963	Allison, Lorrie L	MUSCATINE	9.88	7/11/2014	21.69	$214.30
1265	Armintrout, Rachel M	MUSCATINE	9.50	7/11/2014	4.98	$47.31
879	Birkhofer, Sandra K	MUSCATINE	9.21	7/11/2014	51.43	$473.67
1262	Blodgett, Rebecca S	MUSCATINE	10.00	7/11/2014	17.63	$176.30
531	Botello, Maria Luisa	MUSCATINE	9.15	7/11/2014	33.36	$305.24
1166	Chase, Lisa A	MUSCATINE	10.00	7/11/2014	67.63	$676.30
299	Coram, Ashley Renee	MUSCATINE	9.20	7/11/2014	5.26	$48.39
289	Coram, Heidi R	MUSCATINE	9.11	7/11/2014	14.49	$132.00
1227	Davies, Facia D	MUSCATINE	10.25	7/11/2014	49.91	$511.58
186	DeLeon, Dominick J	MUSCATINE	17.00	7/11/2014	63.94	$1,086.98
607	Evans, Terry L	MUSCATINE	9.25	7/11/2014	4.89	$45.23
634	Fox, Nancy D	MUSCATINE	9.88	7/11/2014	4.88	$48.21
1280	Gaytan, Ana	MUSCATINE	8.25	7/11/2014	6.51	$53.71
1281	Gonzalez-Ortega, Elza	MUSCATINE	8.25	7/11/2014	8.08	$66.66
831	Grosse, William W	MUSCATINE	10.73	7/11/2014	0.36	$3.86
1189	Hansford, Ashley N	MUSCATINE	10.25	7/11/2014	29.53	$302.68
277	Hintermeister, Rhonda Sue	MUSCATINE	13.50	7/11/2014	41.17	$555.80
1028	Holt, Beth Ann	MUSCATINE	9.98	7/11/2014	24.48	$244.31
1258	Howard, Judith L	MUSCATINE	9.00	7/11/2014	1.3	$11.70
278	Husband, Kendra Fay	MUSCATINE	9.89	7/11/2014	38.61	$381.85
1156	Huthmacher, Angela R	MUSCATINE	14.43	7/11/2014	28.41	$409.96
849	Jens, Dennis E	MUSCATINE	9.57	7/11/2014	-0.01	$-0.10
1292	Johnson, Rebecca L	MUSCATINE	8.50	7/11/2014	1.32	$11.22
400	Kapteina, Roy R	MUSCATINE	14.47	7/11/2014	29.73	$430.19
1081	Keldgord, Tim C	MUSCATINE	9.21	7/11/2014	0	$0.00
1040	Keller, Thomas R	MUSCATINE	8.22	7/11/2014	27.12	$222.93
716	Kraklow, Melanie A	MUSCATINE	8.00	7/11/2014	-1.08	$-8.64
1230	Lofgren, Maggie G	MUSCATINE	8.00	7/11/2014	0.59	$4.72
1067	Lowe, Miranda G	MUSCATINE	9.77	7/11/2014	65.37	$638.66
715	Marks, Lyle W	MUSCATINE	8.16	7/11/2014	0	$0.00
286	Morales, Andreina	MUSCATINE	10.00	7/11/2014	32.75	$327.50
619	Mullen, Susan K	MUSCATINE	25.00	7/11/2014	42.99	$1,074.75
1259	Petersen, Sara A	MUSCATINE	9.75	7/11/2014	13.65	$133.09
581	Reynolds, Julie Ann	MUSCATINE	20.99	7/11/2014	52.9	$1,110.37
1293	Rife, Patti A	MUSCATINE	9.25	7/11/2014	0.16	$1.48

789	Roberts, Mary B	MUSCATINE	8.80	7/11/2014	33.29	$292.95
283	Sides, Michelle Marie	MUSCATINE	21.71	7/11/2014	91	$1,975.61
633	Steinke, Margaret F	MUSCATINE	25.81	7/11/2014	-1.69	$-43.62
1128	Thornton, Patti	MUSCATINE	9.60	7/11/2014	22.76	$218.50
1225	Todd, Allison C	MUSCATINE	8.00	7/11/2014	3.81	$30.48
785	Turner, Elisha A	MUSCATINE	8.65	7/11/2014	45.41	$392.80
876	VanZandt, Cali E	MUSCATINE	9.79	7/11/2014	15.34	$150.18
285	Wheeler, Marlene K	MUSCATINE	10.82	7/11/2014	27.15	$293.76
631	Wiegle, Elizabeth J	MUSCATINE	9.98	7/11/2014	-0.01	$-0.10
1282	Wilson, Sheli R	MUSCATINE	9.00	7/11/2014	12.37	$111.33
1283	Wittenburg, Kathy A	MUSCATINE	9.50	7/11/2014	11.77	$111.82
873	Woods, Brittany N	MUSCATINE	9.79	7/11/2014	38.96	$381.42
973	Beach, Leslie	MT PLEASANT	15.00	7/11/2014	72.37	$1,085.55

Schedule 6.2

Third Party Consents

None.

Schedule 6.4

Conflicts

Service Agreements

Agreement dated September 5, 2013 between SunnyBrook Senior Living and Hibu Inc. (or Hibutel Inc.) (Order Number 15953-1900371)

Agreement dated May 7, 2014 between SunnyBrook Senior Living and Hibu Inc. (or Hibutel Inc.) (Order Number 15953-3558605)

Agreement dated December 20, 2013 between SunnyBrook Senior Living and Hibu Inc. (or Hibutel Inc.) (Order Number 15953-3558605)

Agreement dated April 17, 2014 between SunnyBrook Senior Living and Hibu Inc. (or Hibutel Inc.) (Order Number 15953-3465169)

Basic Agreement dated March 4, 2014 between Sunnybrook Assisted Living- Burlington and PER MAR SECURITY and RESEARCH CORP.

Basic Agreement dated April 8, 2014 between Sunnybrook Assisted Living- Mount Pleasant and PER MAR SECURITY and RESEARCH CORP.

Lease Agreement dated June 17, 2009 between SunnyBrook Senior Living, LLC and GreatAmerica Leasing Corporation and related documents.

Lease Agreement dated September 30, 2011 between SunnyBrook Senior Living, LLC and GreatAmerica Leasing Corporation

Service Agreement effective as of July 28, 2008 between SunnyBrook of Carroll and SimplexGrinnell LP.

Piano Lease dated as of November 1, 2013 between SPL Fine Musical Instruments, LLC and SunnyBrook of Muscatine, SunnyBrook of Burlington, SunnyBrook of Fort Madison, SunnyBrook of Mt. Pleasant, SunnyBrook of Fairfield, and SunnyBrook of Carroll.

Loans

*The loans listed below will be prepaid at the time of Closing.

Mortgage Note dated March 23, 2012 and related documents for FHA Project No. 074-22019 between Village Assisted Living, LLC as Maker and CWCapital, LLC as Holder with an original principal balance of $7,888,800.00.

Mortgage Note dated March 22, 2012 and related documents for FHA Project No. 074-22026 between Mt. Pleasant Assisted Living, LLC as Maker and Greystone Funding Corporation as Holder with an original principal balance of $4,275,000.00.

Mortgage Note dated September 23, 2011 and related documents for FHA Project No. 074-43086 between Burlington Assisted Living LLC as Maker and CWCapital, LLC as Holder with an original principal balance of $6,849,300.00.

Mortgage Note dated June 1, 2012 and related documents for FHA Project No. 074-22023 between Carroll Assisted Living, LLC as Maker and CWCapital LLC as Holder with an original principal balance of $5,273,600.00.

Mortgage Note dated June 1, 2012 and related documents for FHA Project No. 074-22025 between Ft. Madison Assisted Living, LLC as Maker and CWCapital, LLC as Holder with an original principal balance of $4,909,200.00.

Mortgage Note dated June 1, 2012 and related documents for FHA Project No. 074-22024 between Muscatine Assisted Living, LLC as Maker and CWCapital, LLC as Holder with an original principal balance of $6,955,700.00.

Schedule 6.5

Judgments

None.

Schedule 6.6

Governmental Approvals

All items listed in Schedule 6.13.

Schedule 6.7

Insurance Summary

•	Commercial General Liability, Policy Number ACP GLDO 7115972066, Effective from 1/1/2014 – 1/1/2015 (all properties)
•	Business Automobile Liability Insurance, Policy No. ACPBAPD7105972066, issued on 10/18/2013 (all properties)
•	Commercial Property Insurance, Policy No. ACP 7105972066, issued on 10/18/2013 (all properties)
•	Commercial Umbrella Insurance, Policy Number ACP 7115972066 issued on 10/18/2013 (all properties)
•	Standard Workers Compensation and Employers Liability, Policy Number A1J 1831359-03, Effective from 1/1/2014 – 1/1/2015 (all properties)

Commercial Loss Runs

Page 1 of 1

Allied Insurance
a Nationwide Insurance® company

NA=Information not available from Claims File

Commercial General Liability / Commercial Umbrella

Type of Loss/Cause of Loss Detailed

Policy Number: ACP GLDO7115972066

Named Insured:	#SUNNYBROOK SENIOR LIVING LLC
Second Insured:	NA
Regional Office:	DMRO
Reporting Period:	1/01/2013-7/24/2014
Report Date:	7/24/14
Requestor:	MR

Policy Term	Date of Loss/ Date Reported	Claim#	Paid	Reserve	Incurred	Type of Loss	Cause of Loss	Expense (ALAE)	Closed Subro
1/01/14	3/24/14	149B9746	$0.00	$0.00	$0.00	Med. Expenses	Other	$10.00	
1/01/15	3/25/14	(Open)	$212.00	$4,789.00	$5,001.00	Med. Expenses	Other	$0.00	

Description:NATIONWIDE CLAIM NUMBER: 72 14 PE 330251 032414 51 <>CLAIMANT FELL OUTSIDE IN PARKING LOT NEW THE ENTRANCE STATES SIDEWALK IS CRACKED WITH A RAISED AREA

https://caesar.nwie.net/CommercialLossRuns/DisplayReport.cfm

7/24/2014

Commercial Loss Runs Page 1 of 1

Allied Insurance
a Nationwide Insurance® company

NA=Information not available from Claims File

Commercial Property / Inland Marine

Type of Loss/Cause of Loss Detailed

Policy Number: ACP CPPD7115972066

Named Insured:	SUNNYBROOK SENIOR LIVING LLC
Second Insured:	NA
Regional Office:	DMRO
Reporting Period:	1/01/2013-7/24/2014
Report Date:	7/24/14
Requestor:	MR

Policy Term	Location	Date of Loss/ Date Reported	Claim#	Paid	Reserve	Incurred	Type of Loss	Cause of Loss	Expense (ALAE)	Closed Subro
1/01/13 1/01/14	3000 W MADISON A FAIRFRFIELD, IA 52556 IA	9/03/13 9/04/13	147B1883 (Closed)	$0.00	$0.00	$0.00	NA	NA	$0.00	

Description: NATIONWIDE CLAIM NUMBER: 72 14 PE 308974 090313 51 <> COMPRESSOR WENT OUT AND CAUSED SEVERAL LEAKS IN THE SPRI NKLER SYSTEM

Policy Term	Location	Date of Loss/ Date Reported	Claim#	Paid	Reserve	Incurred	Type of Loss	Cause of Loss	Expense (ALAE)	Closed Subro
1/01/13 1/01/14	5025 RIVER VALLE FT MAMADISON, IA 52627IA	9/09/13 9/09/13	147B2567 (Closed)	$0.00	$0.00	$0.00	NA	NA	$0.00	

Description: NATIONWIDE CLAIM NUMBER: 72 14 PE 309506 090913 51 <> THE NEW LREVERSE OSMOSISM WATER PURIFIER TANK EXPLODE D AND LAUNCHED INTO THE AIR. HE TANK HIT AND DENTED THE CEILING, A PIP E FITTING

Policy Term	Location	Date of Loss/ Date Reported	Claim#	Paid	Reserve	Incurred	Type of Loss	Cause of Loss	Expense (ALAE)	Closed Subro
1/01/13 1/01/14	3000 W MADISON A FAIRFIELD, IA 52556 IA	12/15/13 12/16/13	148B8103 (Closed)	$85,067.81	$0.00	$85,067.81	Time Elements	Water Damage	$0.00	

Description: NATIONWIDE CLAIM NUMBER: 72 14 PE 321744 121513 51 <> THERE WAS A PIPE BREAK RESULTING IN FLOODING IN THE UNIT IT APPEARS A PIPE SEPARATED IN THEIR SPRINKLER SYSTEM

https://caesar.nwie.net/CommercialLossRuns/DisplayReport.cfm 7/24/2014

Commercial Loss Runs Page 1 of 1

Allied Insurance
a Nationwide Insurance® company

NA=Information not available from Claims File

Commercial General Liability / Commercial Umbrella
Type of Loss/Cause of Loss Detailed

Policy Number: ACP CAA 7115972066

Named Insured:	SUNNYBROOK SENIOR LIVING LLC
Second Insured:	NA
Regional Office:	NA
Reporting Period:	1/01/2013-7/24/2014
Report Date:	7/24/14
Requestor:	MR

No losses reported for this policy during the date range requested.

https://caesar.nwie.net/CommercialLossRuns/DisplayReport.cfm 7/24/2014

Glatfelter Insurance Group

Losses by Insured

ITD as of: **Nov-30-2013** — P15-B4, M50-F2

Insured: **03956: Sunnybrook Senior Living LLC** — 12/05/2013

by Policy year + Group — Page# 1

All claims under 5 years old

PolYear	Grp	Policy#	ClaimRef#	Loc#	D.O.L.	ClosDate	1st Claimant	#Clmts	Description	Stat	$Paid-ITD Loss	$Paid-ITD Expen	$Reserves Loss	$Reserves Expen	$Recov	$Incurred
2011																
	AL	Auto Liability	Praetorian Insurance Co. (PIC)													
2011	AL	H-251000129-00	BHIA-004075	01	08/01/2011	01/18/2012	Kloster, Michael	1	IV backed into OV.	F	2,840.73	0.00	.00	.00	0.00	2,840.73
2011	AL										2,840.73	0.00	0.00	0.00	0.00	2,840.73
	APD	Auto Physical Damage	Praetorian Insurance Co. (PIC)													
2011	APD	H-251000129-00	BHIA-004334	01	04/10/2011		Insured	1	Windshield Loss	O	.00	0.00	1,000.00	.00	0.00	1,000.00
2011	APD										0.00	0.00	1,000.00	0.00	0.00	1,000.00
	GL	General Liability	QBE Specialty Insurance Co.(QBESIC)													
2011	GL	USP-2500175-00	BHIA-004051	01	04/15/2011	07/18/2011	Grothaus, James	1	Fall in park.lot-bloody nose	F	.00	0.00	.00	.00	0.00	.00
2011	GL	USP-2500178-00	GL-QBE		00-01-11/12											
2011	GL										0.00	0.00	0.00	0.00	0.00	0.00
	IMAR	Inland Marine	Praetorian Insurance Co. (PIC)													
2011	IMAR	H-250000121-00	PR-PRAE		00-01-11/12											
2011	IMAR															
	ME	Machinery/Equipment	Praetorian Insurance Co. (PIC)													
2011	ME	H-250000121-00	PR-PRAE		00-01-11/12											
2011	ME															
	PROF	Professional Liab.	QBE Specialty Insurance Co.(QBESIC)													
2011	PROF	USP-2500175-00	BHIA-004052	01	07/18/2011	07/18/2011	Cantwell, Josephine	1	Fx hip-fell to floor	F	.00	0.00	.00	.00	0.00	.00
2011	PROF	USP-2500178-00	GL-QBE		00-01-11/12

Glatfelter Insurance Group

Losses by Insured

ITD as of: **Nov-30-2013** P15-B4, M50-F2

Insured: **03956: Sunnybrook Senior Living LLC** 12/05/2013

by Policy year + Group Page# 2

All claims under 5 years old

PolYear	Grp	Policy#	ClaimRef#	Loc#	D.O.L.	ClosDate	1st Claimant	#Clmts	Description	Stat	$Paid-ITD Loss	$Paid-ITD Expn	$Reserves Loss	$Reserves Expn	$Recov	$Incurred
2011	PROF										0.00	0.00	0.00	0.00	0.00	0.00
	PROP	Property	Praetorian Insurance Co. (PIC)													
2011	PROP	H-250000121-00	B0HA-003994	01	05/25/2011	01/31/2012	Sunnybrook-Mt Pleasant	1	Lightning damage	F	17,163.49	333.80	.00	.00	0.00	17,497.29
2011	PROP	H-250000121-00	B0HA-004030	01	06/20/2011	11/30/2011	Sunnybrook-Ft Madison	1	storm related power surge	F	9,796.35	314.90	.00	.00	0.00	10,111.25
2011	PROP	H-250000121-00	B0HA-004047	01	06/27/2011	10/26/2011	Sunnybrook-Mt Pleasant	1	storm damaged fire panel ci	F	1,996.54	186.40	.00	.00	0.00	2,182.94
2011	PROP	H-250000121-00	B0HA-004050	01	06/15/2011		Sunnybrook-Fairfield	1	Lightning loss	O	25,102.56	0.00	897.44	.00	0.00	26,000.00
2011	PROP	H-250000121-00	B0HA-004072	01	06/02/2011	10/26/2011	Sunnybrook Sr. Living	1	freezer not cooling.	F	3,484.59	0.00	.00	.00	0.00	3,484.59
2011	PROP	H-250000121-00	B0HA-004073	01	06/30/2011	09/14/2011	Vandyke, Janice	1	dropped hearing aid & step	F	1,685.70	0.00	.00	.00	0.00	1,685.70
2011	PROP										59,229.23	835.10	897.44	0.00	0.00	60,961.77
2011									**Policy year subtotal:**		62,049.96	835.10	1,897.44	0.00	0.00	64,802.50
2012																
	AL	Auto Liability	Praetorian Insurance Co. (PIC)													
2012	AL	H-251000129-01	B0HA-004428	01	07/24/2012		Unknown	1	IV backed into OV-Liab.	O	.00	0.00	.00	.00	0.00	.00
2012	AL										0.00	0.00	0.00	0.00	0.00	0.00
	APD	Auto Physical Damage	Praetorian Insurance Co. (PIC)													
2012	APD	H-251000129-01	B0HA-004429	01	07/24/2012		Insured	1	IV backed into OV-PD	O	.00	0.00	.00	.00	0.00	.00
2012	APD										0.00	0.00	0.00	0.00	0.00	0.00
	GL	General Liability	QBE Specialty Insurance Co.(QBESIC)													
2012	GL	USP-2500175-01	GL-QBE		01-01-12/13											
2012	GL	USP-2500178-01	GL-QBE		01-01-12/13

Glatfelter Insurance Group

Losses by Insured

ITD as of: **Nov-30-2013** | P15-B4, M50-F2
Insured: **03956: Sunnybrook Senior Living LLC** | 12/05/2013
by Policy year + Group | Page# 3
All claims under 5 years old

PolYear	Grp	Policy#	ClaimRef#	Loc#	D.O.L.	ClosDate	1st Claimant	#Clmts	Description	Stat	$Paid-ITD Loss	$Paid-ITD Expen	$Reserves Loss	$Reserves Expen	$Recov	$Incurred
2012	GL															
	IMAR	Inland Marine	Praetorian Insurance Co. (PIC)													
2012	IMAR	H-250000121-01	PR-PRAE		01-01-12/13											
2012	IMAR															
	ME	Machinery/Equipment	Praetorian Insurance Co. (PIC)													
2012	ME	H-250000121-01	PR-PRAE		01-01-12/13											
2012	ME															
	PROF	Professional Liab.	QBE Specialty Insurance Co.(QBESIC)													
2012	PROF	USP-2500175-01	GL-QBE		01-01-12/13											
2012	PROF	USP-2500178-01	GL-QBE		01-01-12/13											
2012	PROF															
	PROP	Property	Praetorian Insurance Co. (PIC)													
2012	PROP	H-250000121-01	BHHA-004430	01	07/26/2012		Insured	1	Wind damage to fence	O	.00	0.00	.00	.00	0.00	.00
2012	PROP										0.00	0.00	0.00	0.00	0.00	0.00
2012									**Policy year subtotal:**		0.00	0.00	0.00	0.00	0.00	0.00
									Grand totals:		**62,069.96**	**835.10**	**1,897.44**	**.00**	**0.00**	**64,802.50**

Glatfelter Insurance Group

Losses by Insured

ITD as of: **Nov-30-2013** P15-B4, M50-F2

Insured: **03956: Sunnybrook Senior Living LLC** 12/05/2013

by Policy year + Group Page# 4

All claims under 5 years old

PolYear	Grp	Policy#	ClaimRef#	Loc#	D.O.L.	ClmDate	1st Claimant	#Clmts	Description	Stat	$Paid-ITD Loss	$Paid-ITD Expen	$Reserves Loss	$Reserves Expen	$Recov	$Incurred

CONFIDENTIAL INFORMATION

Only for the use of the Insured and his/her Agent

CAUTION: The above claims information was gathered from various sources and may not be totally accurate. In the insured's best interest, none of this information, especially loss reserves, should be divulged to claimants or others. Also, the presence or absence of a reserve does not mean the insurance carrier may, or may not, pay a claim. The ultimate cost of each claim can be higher or lower than the reserve, which is an estimate, at best. Traditionally, most insurance carriers have underestimated their ultimate claim costs.

Schedule 6.8

Litigation

For SunnyBrook of Fairfield, there is an on-going investigation by the Iowa Civil Rights Commission on an age discrimination claim filed by a former employee. We are waiting for final decision from commission.

Schedule 6.9

Notices of Non-Compliance with Laws

None.

Schedule 6.12

Contracts and Leases

Service Agreements

Agreement dated September 5, 2013 between SunnyBrook Senior Living and Hibu Inc. (or Hibutel Inc.) (Order Number 15953-1900371)

Agreement dated May 7, 2014 between SunnyBrook Senior Living and Hibu Inc. (or Hibutel Inc.) (Order Number 15953-3558605)

Agreement dated December 20, 2013 between SunnyBrook Senior Living and Hibu Inc. (or Hibutel Inc.) (Order Number 15953-3558605)

Agreement dated April 17, 2014 between SunnyBrook Senior Living and Hibu Inc. (or Hibutel Inc.) (Order Number 15953-3465169)

Basic Agreement dated March 4, 2014 between Sunnybrook Assisted Living- Burlington and PER MAR SECURITY and RESEARCH CORP.

Basic Agreement dated April 8, 2014 between Sunnybrook Assisted Living- Mount Pleasant and PER MAR SECURITY and RESEARCH CORP.

Lease Agreement dated June 17, 2009 between SunnyBrook Senior Living, LLC and GreatAmerica Leasing Corporation and related documents.

Lease Agreement dated September 30, 2011 between SunnyBrook Senior Living, LLC and GreatAmerica Leasing Corporation

Agreement dated September 16, 2013 between Sunnybrook Assisted Living and LISCO.

Terms and Conditions of Agreement with USCC Services, LLC on behalf of its operating licensed affiliates doing business as U.S. Cellular in your Home Market.

Service Agreement effective as of July 28, 2008 between SunnyBrook of Carroll and SimplexGrinnell LP.

Monitoring Service Agreement between SunnyBrook of Carroll and SimplexGrinnell LP dated August 26, 2008.

Piano Lease dated as of November 1, 2013 between SPL Fine Musical Instruments, LLC and SunnyBrook of Muscatine, SunnyBrook of Burlington, SunnyBrook of Fort Madison, SunnyBrook of Mt. Pleasant, SunnyBrook of Fairfield, and SunnyBrook of Carroll.

Schedule 6.13

Licenses and Healthcare Licenses

Holder of Certificate/License	Certificate/License Type	Certificate/License No.	Effective Date
SunnyBrook of Muscatine	Assisted Living Program Certificate	S0288	10/15/2012 – 10/14/2014
SunnyBrook of Muscatine Assisted Living & Memory Care	Food Service/Restaurant License	RSMU-2810448	11/25/2013 – 10/14/2014
SunnyBrook Assisted Living	Centers for Medicare & Medicaid Services Clinical Laboratory Improvement Amendments Certificate of Waiver	16D1087851	08/12/2012 – 08/11/2014
SunnyBrook Assisted Living	Centers for Medicare & Medicaid Services Clinical Laboratory Improvement Amendments Certificate of Waiver	16D1087851	08/12/2014 – 08/11/2016
SunnyBrook Assisted Living Mt. Pleasant, Inc.	Assisted Living Program Certificate	S0208	02/17/2013 – 02/16/2015
SunnyBrook of Mount Pleasant Mount Pleasant Assisted Living LLC	Food Service/Restaurant License	RS44-2961108	09/16/2013 – 09/16/2014
Sunny Brook Ashford Park	Centers for Medicare & Medicaid Services Clinical Laboratory Improvement Amendments Certificate of Waiver	16D1061184	11/13/2012 – 11/12/2014
SunnyBrook of Fort Madison	Assisted Living Program Certificate	S0280	08/08/2012 – 08/07/2014
Sunny Brook Fort Madison Assisted Living LLC	Food Service/Restaurant License	RS56-8101687	08/06/2013 – 08/07/2014
Sunnybrook-Fort Madison	Centers for Medicare & Medicaid Services	16D1084991	06/09/2014 – 06/08/2016

Clinical Laboratory Improvement Amendments Certificate of Waiver
SunnyBrook of Fairfield	Assisted Living Program Certificate	S0170	02/19/2013 – 02/18/2015
SunnyBrook of Fairfield	Food Service Establishment License	11198	04/15/2014 – 03/04/2015
SunnyBrook Assisted Living	Centers for Medicare & Medicaid Services Clinical Laboratory Improvement Amendments Certificate of Waiver	16D1093792	01/02/2013 – 01/01/2015
SunnyBrook of Carroll	Assisted Living Program Certificate	S0285	09/10/2012 – 09/09/2014
SunnyBrook of Carroll	Food Service/Restaurant License	RS00-2820284	09/11/2013 – 08/28/2014
SunnyBrook of Carroll	Centers for Medicare & Medicaid Services Clinical Laboratory Improvement Amendments Certificate of Waiver	16D1088153	08/18/2012 – 08/17/2014
SunnyBrook of Burlington	Assisted Living Program Certificate	S0287	09/23/2012 – 09/22/2014
SunnyBrook Assisted Living James Elliott & Jim Billilone	Food Service/Restaurant License	RS29-2933063	09/12/2013 – 09/12/2014
SunnyBrook Assisted Living	Centers for Medicare & Medicaid Services Clinical Laboratory Improvement Amendments Certificate of Waiver	16D1089320	09/16/2012 – 09/15/2014

Schedule 6.14

Disclosures Regarding Residency Agreements

Muscatine

Current residents					Resident Name(s)

Apartment Size	Apt #	Rate	Actual Rate	Discount

Studio	201	3,100	3,100	-	Hinman, Vera
studio	202	3,100	3,090	10	Chelf, Verla
1 bedroom	203	3,550	3,550	-	O'Brien, Char
1 bedroom	204	3,550	3,487	63	Dwyer, Mary
2 bedroom	205	4,850	4,850	-	Reserved - Platt, Dorothy
2 bedroom	206	4,850	4,774	76	Werner, Bill and Gay Lee
1 bedroom deluxe	207	4,950	4,882	68	Drumm, Jennifer
1 bedroom	208	3,550	3,550	-	Krueger, Frances
studio	209	3,100	3,100	-	Eberle, Arlene
Studio	210	3,100	3,100	-	Bowman, Glenn
studio	211	3,100	3,100	-	Bryant, Robert
1 bedroom	212	3,550	3,487	63	Edgington, Phyllis
1 Bedroom	214	3,550	3,487	63	O'Reilly, Bea
garden 1 bedroom	301	4,950	3,487	1,463	Hetzler, Iris
garden 1 bedroom	302	4,950	4,950	-	Schnedler, Harry & Marcella
gardens	303	4,800	4,800	-	Purcell, Ethel
gardens	304	4,800	4,800	-	Bollinger, Bob
garden 1 bedroom	305	4,950		-	Baumgardner, Shirley
garden 1 bedroom	306	4,950	4,950	-	Chatfield, Pat
garden 1 bedroom	307	4,950	4,950	-	Cooney, Marilyn
garden 1 bedroom	308	4,950	4,950	-	Ruckles, C Jean
gardens	309	4,800	4,790	10	Thompson, Phyllis
gardens	310	4,800	4,774	26	Bosch, Miriam
gardens	311	4,800		-
gardens	312	4,800	4,790	10	Harten, Bertha
gardens	313	4,800	2,996	1,804	Sinn, Delores
gardens	314	4,800	4,790	10	Hooks, Sophia
gardens	315	4,800	4,790	10	York, Mary
gardens	316	4,800	4,790	10	Blanchard, Margaret
gardens	317	4,800		-
gardens	318	4,800	4,790	10	Rasmussen, Leo
gardens	319	4,800	4,774	26	Goldsmith, Hilda
gardens	320	4,800		-
1 bedroom	401	3,550	3,487	63	Stalkfleet, Bernice
1 bedroom	402	3,550	3,487	63	Hudson, Jane
studio	403	3,100	3,090	10	Sterner, Irene
studio	404	3,100	2,998	102	Davis, Ethel
studio	405	3,100	3,068	32	Carter, Margie
studio	406	3,100	3,090	10	Hubbell, Grace
1 bedroom	407	3,550	3,550	-	Doyle, Betty
1 bedroom	408	3,550	3,487	63	Fisher, Kip
studio	409	3,100	3,090	10	Zoller, Mary
2 bedroom	410	4,850	4,850	-	Forbes, Louise
studio	411	3,100	3,090	10	Lorber, Joan
1 bedroom deluxe	412	4,950	4,882	68	Sprouse, Patricia
1 bedroom	413	3,550	3,550	-	Worrell, Gertrude
studio	414	3,100	3,100	-	Zinger, Randy

1 bedroom suite	415	4,400	4,400	-	Gaeta, Josie
studio	416	3,100	3,100	-	Tietje, Ellen
1 bedroom	418	3,550	3,550	-	Gauler, Bob
1 bedroom	501	3,550	3,487	63	Phillips, Evelyn
1 bedroom	502	3,550	3,550	-	Weggen, Dorothy
1 bedroom	503	3,550	3,550	-	Beckey, Theresa
1 bedroom	504	3,550	3,487	63	Fuller, Vera
1 bedroom	505	3,550	3,487	63	Milder, Phyllis
1 bedroom	506	3,550	3,487	63	McGill, Alberta
1 bedroom	507	3,550	3,550	-	Vetter, Nellie
1 bedroom	508	3,550	3,487	63	Schoemaker, Wilma
studio	509	3,100	2,802	298	Farless, Mary
1 bedroom	510	3,550	3,550	-	Kauffman, Cyndy
studio	511	3,100	3,023	77	Vetter, Dickie
1 bedroom	512	3,550	3,550	-	Guck, Virginia
1 bedroom deluxe	513	4,950	4,944	6	Rauch, Mary Jo
1 bedroom	514	3,550	3,487	63	Bright, Betty
studio	516	3,100	3,023	77	Howard, Dennis

		258,400	234,061	4,989

Schedule 6.15

Governmental Payor Programs

Iowa Medicaid Program for Burlington Facility, Carroll Facility, Fairfield Facility, Fort Madison Facility, Mount Pleasant Facility, and Muscatine Facility.

Schedule 6.17

Excluded Intellectual Property

None.

Schedule 6.22

Real Property Compliance

The SunnyBrook of Burlington is in year six of a ten year sliding scale property tax abatement. We do not know if the abatement will transfer with a change of ownership.

Schedule 6.24

Loans

*The loans listed below will be prepaid at the time of Closing.

Mortgage Note dated March 23, 2012 and related documents for FHA Project No. 074-22019 between Village Assisted Living, LLC as Maker and CWCapital, LLC as Holder with an original principal balance of $7,888,800.00.

Mortgage Note dated March 22, 2012 and related documents for FHA Project No. 074-22026 between Mt. Pleasant Assisted Living, LLC as Maker and Greystone Funding Corporation as Holder with an original principal balance of $4,275,000.00.

Mortgage Note dated September 23, 2011 and related documents for FHA Project No. 074-43086 between Burlington Assisted Living LLC as Maker and CWCapital, LLC as Holder with an original principal balance of $6,849,300.00.

Mortgage Note dated June 1, 2012 and related documents for FHA Project No. 074-22023 between Carroll Assisted Living, LLC as Maker and CWCapital LLC as Holder with an original principal balance of $5,273,600.00.

Mortgage Note dated June 1, 2012 and related documents for FHA Project No. 074-22025 between Ft. Madison Assisted Living, LLC as Maker and CWCapital, LLC as Holder with an original principal balance of $4,909,200.00

Mortgage Note dated June 1, 2012 and related documents for FHA Project No. 074-22024 between Muscatine Assisted Living, LLC as Maker and CWCapital, LLC as Holder with an original principal balance of $6,955,700.00

Schedule 6.25

Intellectual Property

sunnybrookseniorliving.com domain

The service mark for SUNNYBROOK, registration number 2916127

Schedule 6.27

Brokers

•	HFF

Schedule 6.29

Employees

								Bonus Descriptions at the bottom
Employee Number	First Name	Last Name	MI	Title	Facility Location	Hire Date	Pay Rate/Hr	Bonus 1	Bonus 2	Status
1012	Julia	Atteberry	E	Cook	BURLINGTON	7/19/2012	8.84		Anniversary Bonus	PT
1252	Monica	Autry	N	Universal Worker	BURLINGTON	1/29/2014	10.00		Anniversary Bonus	FT
1197	Patricia	Bandy	J	Server	BURLINGTON	9/12/2013	8.00		Anniversary Bonus	FT
904	Madison	Bolander	E	Licensed Practical Nurse	BURLINGTON	3/20/2012	15.00		Anniversary Bonus	FT
962	Dorothea	Boyd	J	Universal Worker	BURLINGTON	5/31/2012	9.98		Anniversary Bonus	FT
167	James	Cary	M	Maintenance	BURLINGTON	1/2/2009	18.18		Anniversary Bonus	FT
1063	Corrie	Clark	L	Server	BURLINGTON	10/18/2012	8.64		Anniversary Bonus	FT
1013	Caitlinn	Coombs	A	Cook	BURLINGTON	10/11/2013	8.75		Anniversary Bonus	PRN
1244	Chelsea	Coulter	S	Universal Worker	BURLINGTON	1/3/2014	9.50		Anniversary Bonus	PT
1106	Jessica	Dalton	L	Universal Worker	BURLINGTON	2/11/2013	9.60		Anniversary Bonus	PT
1147	Angela	Derry	R	Universal Worker	BURLINGTON	6/4/2013	9.50		Anniversary Bonus	PT
1233	Nathan	Dunham	P	Maintenance	BURLINGTON	12/16/2013	15.00		Anniversary Bonus	PT
1185	Linda	Fry	Ann	Universal Worker	BURLINGTON	8/21/2013	9.50		Anniversary Bonus	PRN
1046	Brenda	Graham	S	Laundry	BURLINGTON	9/20/2012	9.33		Anniversary Bonus	FT
1195	Haylee	Harden	M	Universal Worker	BURLINGTON	9/3/2013	9.50		Anniversary Bonus	PRN
1223	Rita	Hartman	R	Universal Worker	BURLINGTON	11/22/2013	10.00		Anniversary Bonus	PT
1064	Dorothy	Hawthorne	J	Universal Worker	BURLINGTON	10/24/2012	9.66		Anniversary Bonus	PRN
905	Ella	Hirte	Joy	Food Service Worker	BURLINGTON	3/22/2012	8.31		Anniversary Bonus	PT
889	Roberta	Holloway	A	Dementia Coordinator	BURLINGTON	2/17/2012	13.52		Anniversary Bonus	FT
175	Frederico	Howard	Demarco	Food Service Worker	BURLINGTON	6/15/2009	9.38		Anniversary Bonus	PT

871	Anthony	Kastantin	J	Culinary Coordinator	BURLINGTON	1/2/2012	13.70		Anniversary Bonus	PT
989	Jaime	Kraisser	J	Universal Worker	BURLINGTON	6/25/2012	9.79		Anniversary Bonus	FT
874	Trisha	Lamb	A	Culinary Aide	BURLINGTON	1/16/2012	11.81		Anniversary Bonus	FT
1229	Tamara	Lovett	F	Cook	BURLINGTON	12/4/2013	8.50		Anniversary Bonus	PT
1142	Taylor	Ludwick	A	Universal Worker	BURLINGTON	5/6/2013	9.50		Anniversary Bonus	PRN
564	Valerie	Lybarger-Adams	A	Manager	BURLINGTON	2/3/2014	31.25	Manager Bonus Program	Anniversary Bonus	FT
1134	Heather	Macans	S	Universal Worker	BURLINGTON	5/6/2013	9.50		Anniversary Bonus	FT
1210	Faith	McCane	N	Universal Worker	BURLINGTON	10/8/2013	9.50		Anniversary Bonus	PT
1289	Katherine	McCoy	G	Universal Worker	BURLINGTON	6/18/2014	9.50		Anniversary Bonus	PT
1184	Hannah	Miller	L	Universal Worker	BURLINGTON	8/16/2013	9.75		Anniversary Bonus	PT
1000	Gail	Mortimer	Lynn	Activities Coordinator	BURLINGTON	7/5/2012	12.60		Anniversary Bonus	FT
1199	Skye	Moser	A	Server	BURLINGTON	9/13/2013	8.00		Anniversary Bonus	PT
1196	Bradley	Mowen	D	Universal Worker	BURLINGTON	9/3/2013	10.50		Anniversary Bonus	FT
174	Becky	Pettis	J	Universal Worker	BURLINGTON	5/19/2009	10.20		Anniversary Bonus	PRN
951	Kristen	Rankin	E	Universal Worker	BURLINGTON	5/14/2012	10.04		Anniversary Bonus	PT
1286	Sara	Reif	J	Housekeeper	BURLINGTON	6/9/2014	8.50		Anniversary Bonus	FT
1246	Brenda	Richter	G	Universal Worker	BURLINGTON	1/7/2014	9.50		Anniversary Bonus	PT
1236	Taylor	Robinson	K	Cook	BURLINGTON	12/16/2013	8.50		Anniversary Bonus	FT
974	Victoriea	Robinson	L	Universal Worker	BURLINGTON	6/13/2012	10.30		Anniversary Bonus	PT
1112	Karin	Rosin-Atwood	A	Universal Worker	BURLINGTON	3/13/2013	9.62		Anniversary Bonus	FT
832	Debbie	Schmeiser	Sue	Universal Worker	BURLINGTON	11/11/2011	10.30		Anniversary Bonus	FT
1026	Jennifer	Schwartz	K	Support Nurse	BURLINGTON	8/22/2012	25.00		Anniversary Bonus	PT
1291	Kaitlin	Smith	H	Universal Worker	BURLINGTON	7/1/2014	9.50		Anniversary Bonus	PT
805	Jasmine	Stewart	K	Universal Worker	BURLINGTON	9/30/2011	10.04		Anniversary Bonus	FT
779	Janet	Thomas	L	Food Service Worker	BURLINGTON	8/22/2011	8.32		Anniversary Bonus	PT

694	Deborah	Thompson	E	Food Service Worker	BURLINGTON	6/6/2011	8.93		Anniversary Bonus	FT
1290	April	Tisor	L	Server	BURLINGTON	6/23/2014	8.00		Anniversary Bonus	PT
842	Mandy	Trafton	R	Universal Worker	BURLINGTON	11/23/2011	10.30		Anniversary Bonus	FT
1036	Morgan	Vallee	K	Universal Worker	BURLINGTON	9/20/2012	10.27		Anniversary Bonus	FT
1271	Frances	VandenBoom	Dalene	Universal Worker	BURLINGTON	5/2/2014	10.25		Anniversary Bonus	FT
446	Samantha	Vidal	J	Assistant Manager	BURLINGTON	11/3/2011	20.07	Manager Bonus Program	Anniversary Bonus	FT
1118	Pepper	Wagner	L	Universal Worker	BURLINGTON	3/19/2013	9.77		Anniversary Bonus	FT
868	Elizabeth	Ward	N	Cook	BURLINGTON	1/2/2012	8.82		Anniversary Bonus	FT
1173	Susan	Waterman	J	Health Care Coordinator	BURLINGTON	7/29/2013	26.44		Anniversary Bonus	FT
1159	Kristina	Wilke	K	Server	BURLINGTON	7/3/2013	8.50		Anniversary Bonus	PT
462	Hunter	Anderson	J	Food Service Worker	CARROLL	8/12/2010	9.53		Anniversary Bonus	PT
1272	Suiaad	Babiker	Galal	Universal Worker	CARROLL	5/5/2014	10.50		Anniversary Bonus	FT
1235	Nicole	Becker	D	Food Service Worker	CARROLL	12/16/2013	7.25		Anniversary Bonus	PT
482	Bruce	Boehm	W	Manager	CARROLL	9/8/2010	26.44	Manager Bonus Program	Anniversary Bonus	FT
907	Teresa	Bolster	L	Food Service Worker	CARROLL	4/14/2014	9.25		Anniversary Bonus	PT
638	Linda	Borkowski	L	Culinary Coordinator	CARROLL	3/28/2011	15.05	Marketing Bonus Program	Anniversary Bonus	FT
1241	Ragina	Doty	K	Universal Worker	CARROLL	12/30/2013	11.00		Anniversary Bonus	PT
1154	Durene	Eisenbacher	K	Universal Worker	CARROLL	6/18/2013	10.00		Anniversary Bonus	PRN
1221	Linda	Flattery	M	Universal Worker	CARROLL	11/11/2013	10.50		Anniversary Bonus	FT
1266	Abbey	Fordyce	K	Universal Worker	CARROLL	3/12/2014	9.50		Anniversary Bonus	PRN
1125	Barbara	Goodman	A	Universal Worker	CARROLL	4/24/2013	10.10		Anniversary Bonus	PT
216	Deborah	Grade	A	Activities Coordinator	CARROLL	8/25/2008	13.27	Marketing Bonus Program	Anniversary Bonus	FT
379	Robbie	Grundmeier	Charles	Food Service Worker	CARROLL	4/19/2010	10.11		Anniversary Bonus	FT
233	Emilie	Hanson	Jean	Health Care Coordinator	CARROLL	3/29/2010	24.76		Anniversary Bonus	FT

223	Judy	Horn	A	Administrative Assistant	CARROLL	1/5/2009	11.67	Anniversary Bonus	PT
913	Marie	Irlmeier	C	Universal Worker	CARROLL	3/30/2012	10.42	Anniversary Bonus	FT
234	Kelly	Kaspersen	Lynn	Universal Worker	CARROLL	7/21/2011	10.51	Anniversary Bonus	FT
1250	Elizabeth	Kelley	M	Universal Worker	CARROLL	1/20/2014	10.00	Anniversary Bonus	FT
1203	Juanita	Kurth	F	Universal Worker	CARROLL	9/18/2013	10.00	Anniversary Bonus	FT
611	Nicole	Lebeck	A	Universal Worker	CARROLL	2/25/2011	10.23	Anniversary Bonus	FT
1288	Heather	Lucy	Nicole	Universal Worker	CARROLL	6/11/2014	9.50	Anniversary Bonus	PT
886	Cully	Magner	D	Support Nurse	CARROLL	2/9/2012	24.05	Anniversary Bonus	PT
811	Summer	Mozena	M	Dementia Coordinator	CARROLL	10/3/2011	13.00	Anniversary Bonus	FT
228	Elizabeth	Odendahl	V	Housekeeper	CARROLL	8/2/2010	8.45	Anniversary Bonus	FT
1178	Peggy	Ott	J	Cook	CARROLL	8/7/2013	9.50	Anniversary Bonus	FT
1257	Jane	Peckumn-Fiscus	M	Laundry	CARROLL	2/10/2014	10.50	Anniversary Bonus	FT
225	Janet	Rose	Kay	Cook	CARROLL	4/17/2009	10.11	Anniversary Bonus	PT
1216	Jackson	Schaal	M	Food Service Worker	CARROLL	10/23/2013	7.25	Anniversary Bonus	PT
685	Reagan	Schaal	A	Universal Worker	CARROLL	6/6/2011	9.82	Anniversary Bonus	PT
1048	Beth Ann	Schmidt	L	Universal Worker	CARROLL	10/1/2012	10.25	Anniversary Bonus	FT
1245	Samantha	Schmitz	Jo	Universal Worker	CARROLL	12/23/2013	10.25	Anniversary Bonus	PT
1263	Amy	Smith	M	Universal Worker	CARROLL	2/17/2014	10.50	Anniversary Bonus	FT
232	Sheila	Stevens	A	Universal Worker	CARROLL	1/28/2010	10.11	Anniversary Bonus	FT
1127	Tess	Sturm	E	Food Service Worker	CARROLL	4/25/2013	9.34	Anniversary Bonus	PT
1268	Marlene	Tiefenthaler	H	Cook	CARROLL	3/26/2014	9.25	Anniversary Bonus	PT
1294	Mark	Tunning	G	Maintenance Supervisor	CARROLL	6/22/2014	19.00	Anniversary Bonus	FT
1208	Angela	Anderson	K	Housekeeper	FAIRFIELD	10/7/2013	9.00	Anniversary Bonus	FT
1176	Donna	Besick	J	Universal Worker	FAIRFIELD	8/2/2013	9.50	Anniversary Bonus	PT
88	Ruby	Boese	Rana	Administrative Assistant	FAIRFIELD	10/12/2009	13.00	Anniversary Bonus	FT

57	Rachel	Bucher	Aline	Universal Worker	FAIRFIELD	3/27/2008	10.93		Anniversary Bonus	FT
529	Sara	Conrad	L	Universal Worker	FAIRFIELD	10/29/2010	9.67		Anniversary Bonus	FT
1002	Micayla	Dimmitt	M	Cook	FAIRFIELD	7/7/2013	9.00		Anniversary Bonus	FT
58	Sharlene	Elliott	Lee	Universal Worker	FAIRFIELD	1/27/2004	14.00		Anniversary Bonus	PT
1213	Brandon	Francisco	J	Server	FAIRFIELD	10/4/2013	8.00		Anniversary Bonus	PT
968	Kitzi	Garvey	L	Universal Worker	FAIRFIELD	4/10/2013	9.00		Anniversary Bonus	FT
1082	Brittany	Gillam	A	Universal Worker	FAIRFIELD	12/16/2013	9.00		Anniversary Bonus	FT
1226	Melody	Hird	M	Activities Coordinator	FAIRFIELD	12/3/2013	12.00		Anniversary Bonus	FT
62	Sue Ann	Hock		Activities Coordinator	FAIRFIELD	11/4/2001	14.17		Anniversary Bonus	FT
1120	Andrew	Howell	J	Maintenance	FAIRFIELD	4/1/2013	15.15		Anniversary Bonus	FT
1018	Nicole	Hughes	J	Universal Worker	FAIRFIELD	8/9/2012	9.18		Anniversary Bonus	PT
1214	William	Hurst	L	Server	FAIRFIELD	10/19/2013	8.00		Anniversary Bonus	PT
1022	Rachael	Johnson	A	Universal Worker	FAIRFIELD	8/20/2012	9.18		Anniversary Bonus	PT
1260	Sheila	Kiesey	C	Health Care Coordinator	FAIRFIELD	2/11/2014	24.00		Anniversary Bonus	FT
1220	Alexander	Kirk	Charles	Cook	FAIRFIELD	11/6/2013	9.00		Anniversary Bonus	FT
1151	Megan	LeMaster	N	Universal Worker	FAIRFIELD	6/14/2013	9.00		Anniversary Bonus	FT
92	Tara	Lewman	Lou	Universal Worker	FAIRFIELD	11/23/2009	10.79		Anniversary Bonus	PT
764	Brandi	Logli	L	Manager	FAIRFIELD	8/31/2011	25.60	Manager Bonus Program	Anniversary Bonus	FT
460	Jennifer	Loveland	M	Culinary Aide	FAIRFIELD	8/11/2010	10.75		Anniversary Bonus	FT
1239	Cynthia	McCoy	L	Cook	FAIRFIELD	12/30/2013	9.00		Anniversary Bonus	FT
1217	Alexis	McElroy	S	Universal Worker	FAIRFIELD	10/22/2013	9.00		Anniversary Bonus	PT
402	Hannah	Newlon	M	Universal Worker	FAIRFIELD	1/10/2014	9.00		Anniversary Bonus	PRN
1077	Jennifer	Nicely	A	Universal Worker	FAIRFIELD	11/12/2012	10.00		Anniversary Bonus	FT
1121	Veronica	Nicely	C	Universal Worker	FAIRFIELD	4/15/2013	9.00		Anniversary Bonus	FT

430	Judy	Qualters	Lucille	Marketing Specialist	FAIRFIELD	7/6/2010	26.45	Anniversary Bonus	PT
68	Nancy	Schafer	J	Housekeeper	FAIRFIELD	11/10/2003	9.11	Anniversary Bonus	FT
66	Carrie	Schafer	Louise	Universal Worker	FAIRFIELD	6/20/2007	9.93	Anniversary Bonus	FT
834	Amber	Sharp	L	Cook	FAIRFIELD	11/8/2011	9.18	Anniversary Bonus	PT
1240	Flower	Shreck	F	Server	FAIRFIELD	12/30/2013	8.00	Anniversary Bonus	PT
580	Michelle	Sisk	R	Universal Worker	FAIRFIELD	1/13/2011	11.01	Anniversary Bonus	FT
1126	Danielle	Sutherland	L	Universal Worker	FAIRFIELD	4/19/2013	10.00	Anniversary Bonus	FT
80	Emily	Titus	Sue	Universal Worker	FAIRFIELD	4/28/2009	9.79	Anniversary Bonus	PT
678	Douglas	Vorhies	A	Cook	FAIRFIELD	12/14/2013	10.00	Anniversary Bonus	PT
71	Stephanie	Watson	Lynn	Universal Worker	FAIRFIELD	8/15/2007	10.51	Anniversary Bonus	FT
1238	Donna	Workman	Mae	Server	FAIRFIELD	12/30/2013	8.00	Anniversary Bonus	PT
1119	Vanessa	Borjas	M	Universal Worker	FT MADISON	4/1/2013	9.12	Anniversary Bonus	PT
1157	Samantha	Burden	J	Universal Worker	FT MADISON	6/28/2013	9.00	Anniversary Bonus	PT
1089	Brittany	Burdette	E	Universal Worker	FT MADISON	12/31/2012	9.30	Anniversary Bonus	FT
918	Joseph	Cook	W	Food Service Worker	FT MADISON	4/12/2012	9.25	Anniversary Bonus	FT
643	Echo	Daugherty	M	Universal Worker	FT MADISON	3/26/2011	9.27	Anniversary Bonus	PT
1255	Brian	Derengowski	E	Maintenance Technician	FT MADISON	2/3/2014	14.00	Anniversary Bonus	FT
725	Emily	Doherty	Kay	Dementia Lead Univ Worker	FT MADISON	7/15/2011	10.50	Anniversary Bonus	FT
246	Summer	Fedler	Marie	Universal Worker	FT MADISON	8/11/2008	10.97	Anniversary Bonus	FT
183	Thomas	Ferrell	Leroy	Cook	FT MADISON	8/24/2009	10.23	Anniversary Bonus	FT
1284	Stefany	Gilman	M	Universal Worker	FT MADISON	6/5/2014	9.50	Anniversary Bonus	PT
1170	Daniel	Goebel	K	Server	FT MADISON	7/22/2013	8.50	Anniversary Bonus	PT
1247	Kara	Hoenig	A	Universal Worker	FT MADISON	1/10/2014	9.00	Anniversary Bonus	PT
1285	Tabitha	Hoenig	E	Universal Worker	FT MADISON	6/3/2014	9.00	Anniversary Bonus	PT
171	Jeff	Holmes	L	Universal Worker	FT MADISON	3/13/2009	12.07	Anniversary Bonus	FT

274	Allison	Houston	Lee	Universal Worker	FT MADISON	4/18/2013	9.15		Anniversary Bonus	FT
1224	Jenny	Jenkins	L	Marketing Coordinator	FT MADISON	11/18/2013	21.63	Marketing Bonus Program	Anniversary Bonus	FT
1042	Corey	Johnson	R	Culinary Coordinator	FT MADISON	9/24/2012	13.36		Anniversary Bonus	FT
267	Robin	Kent	Kay	Cook	FT MADISON	12/8/2009	9.66		Anniversary Bonus	PT
723	Mary	Kramer	Elaine	Activities Coordinator	FT MADISON	7/13/2011	12.98		Anniversary Bonus	FT
947	Mendy	LeMoyne	E	Universal Worker	FT MADISON	5/4/2012	9.14		Anniversary Bonus	PT
256	Margaret	Londrigan	Louise	Universal Worker	FT MADISON	3/4/2009	9.57		Anniversary Bonus	FT
1171	Jason	Mann	R	Server	FT MADISON	7/22/2013	8.50		Anniversary Bonus	FT
895	Michael	Moore	R	Universal Worker	FT MADISON	3/13/2012	9.52		Anniversary Bonus	PT
266	Ashley	Morrical	A	Universal Worker	FT MADISON	12/3/2009	9.47		Anniversary Bonus	FT
857	Holly	Muldoon	A	Universal Worker	FT MADISON	12/6/2011	9.80		Anniversary Bonus	FT
249	Mary	Parks	Ann	Universal Worker	FT MADISON	8/21/2008	9.51		Anniversary Bonus	FT
1108	Frank	Perez	J	Food Service Worker	FT MADISON	2/25/2013	8.67		Anniversary Bonus	PT
1274	Lexus	Pruitt	M	Food Service Worker	FT MADISON	5/22/2014	8.50		Anniversary Bonus	PT
1279	Tiana	Puga-Olson	R	Server	FT MADISON	6/2/2014	8.50		Anniversary Bonus	PT
1273	Ashley	Ruffcorn	A	Manager	FT MADISON	5/1/2014	23.08	Manager Bonus Program	Anniversary Bonus	FT
1251	Carol	Scott	A	Universal Worker	FT MADISON	1/23/2014	9.00		Anniversary Bonus	FT
1264	Kea	Simpson	M	Health Care Coordinator	FT MADISON	2/19/2014	22.84		Anniversary Bonus	FT
1037	Erica	Stewart	Noelle	Universal Worker	FT MADISON	9/17/2012	9.41		Anniversary Bonus	FT
1287	Dyre	Vincent	L	Server	FT MADISON	6/10/2014	8.00		Anniversary Bonus	PT
1276	Lisa	Wellman	M	Administrative Assistant	FT MADISON	5/26/2014	12.00		Anniversary Bonus	PT
1060	Sean	Zipprich	C	Food Service Worker	FT MADISON	10/16/2012	8.78		Anniversary Bonus	FT
973	Leslie	Beach	A	Administrative Assistant	MT PLEASANT	6/14/2012	15.00		Anniversary Bonus	FT
1275	Lacy	Adreon	C	Cook	MT PLEASANT	5/27/2014	8.50		Anniversary Bonus	PT

2	Peggy	Armstrong	L	Food Service Worker	MT PLEASANT	8/1/2008	9.92		Anniversary Bonus	FT
1180	Paige	Aynes	N	Cook	MT PLEASANT	8/7/2013	8.50		Anniversary Bonus	PT
39	Kelsey	Bolin	Rae	Health Care Coordinator	MT PLEASANT	3/10/2010	20.20		Anniversary Bonus	FT
1267	Aaron	Brown	E	Maintenance	MT PLEASANT	3/24/2014	12.50		Anniversary Bonus	PT
514	Thomas	Bryant	R	Culinary Coordinator	MT PLEASANT	10/7/2010	13.48		Anniversary Bonus	FT
821	Robin	Buffington	M	Dementia Lead Univ Worker	MT PLEASANT	11/1/2011	10.14		Anniversary Bonus	FT
692	Breanne	Dean	L	Universal Worker	MT PLEASANT	6/3/2011	9.18		Anniversary Bonus	PT
488	Emily	Dudley-Wagner	K	Universal Worker	MT PLEASANT	9/16/2010	9.93		Anniversary Bonus	FT
1277	Leashia	Durham	A	Universal Worker	MT PLEASANT	5/27/2014	9.00		Anniversary Bonus	PT
3	Ginger	Edwards	Renee	Universal Worker	MT PLEASANT	9/5/2007	10.30		Anniversary Bonus	FT
551	Sandra	Hamilton	J	Universal Worker	MT PLEASANT	12/7/2010	9.77		Anniversary Bonus	FT
1004	Ashley	Holl	N	Universal Worker	MT PLEASANT	7/11/2012	9.36		Anniversary Bonus	FT
27	Mary	Holloway	Ellen	Housekeeper	MT PLEASANT	9/23/2009	10.28		Anniversary Bonus	FT
6	Melissa	Kruse	M	Activities Coordinator	MT PLEASANT	2/9/2005	14.88		Anniversary Bonus	FT
1080	Jennifer	Lambert	R	Universal Worker	MT PLEASANT	11/15/2012	9.00		Anniversary Bonus	PT
79	Jessica	Lanman	Renea	Universal Worker	MT PLEASANT	8/24/2012	9.62		Anniversary Bonus	FT
1232	Crystal	Larson	N	Cook	MT PLEASANT	12/10/2013	8.75		Anniversary Bonus	PT
759	McKenzie	Long	S	Cook	MT PLEASANT	8/11/2011	9.00		Anniversary Bonus	FT
1253	Joey	Marcos	B	Universal Worker	MT PLEASANT	1/22/2014	9.25		Anniversary Bonus	PT
43	Sarah	Martin	L	Manager	MT PLEASANT	4/19/2010	19.50	Manager Bonus Program	Anniversary Bonus	FT
1051	Alison	McKinney	D	Universal Worker	MT PLEASANT	10/8/2012	9.22		Anniversary Bonus	FT
1254	Shirley	McMurray	J	Dementia Coordinator/Support Nurse	MT PLEASANT	1/27/2014	21.63		Anniversary Bonus	FT
7	Jennifer	Millard	Jo	Universal Worker	MT PLEASANT	6/20/2005	11.70		Anniversary Bonus	PT
26	Krista	Mitchell	Kay	Universal Worker	MT PLEASANT	8/24/2009	9.62		Anniversary Bonus	PT
667	Denise	Moeller	L	Food Service Worker	MT PLEASANT	3/28/2011	8.49		Anniversary Bonus	PRN

752	Lori	Moorman	L	Universal Worker	MT PLEASANT	8/15/2011	9.55	Anniversary Bonus	FT
1172	Sandra	Parker	M	Universal Worker	MT PLEASANT	7/29/2013	9.00	Anniversary Bonus	PT
1261	Melissa	Peiffer	N	Administrative Assistant	MT PLEASANT	2/11/2014	12.00	Anniversary Bonus	FT
1201	Baylee	Pfeiffer	M	Universal Worker	MT PLEASANT	9/16/2013	9.25	Anniversary Bonus	PT
622	Debra	Rice	K	Universal Worker	MT PLEASANT	3/15/2011	9.53	Anniversary Bonus	FT
1181	Natasha	Ritchey	J	Universal Worker	MT PLEASANT	8/9/2013	9.00	Anniversary Bonus	FT
9	Sharrie	Ryan	Lee	Food Service Worker	MT PLEASANT	9/20/2007	10.56	Anniversary Bonus	FT
34	Douglas	Schmitter	Eugene	Maintenance	MT PLEASANT	1/18/2010	15.00	Anniversary Bonus	FT
1202	Taylor	Shelledy	N	Universal Worker	MT PLEASANT	9/16/2013	9.00	Anniversary Bonus	PT
11	Alison	Starman	D	Food Service Worker	MT PLEASANT	2/13/2008	9.84	Anniversary Bonus	FT
1207	April	Warner	D	Cook	MT PLEASANT	9/18/2013	8.25	Anniversary Bonus	PT
1243	Wendy	Allen	S	Universal Worker	MUSCATINE	1/2/2014	10.00	Anniversary Bonus	PT
963	Lorrie	Allison	L	Universal Worker	MUSCATINE	6/4/2012	9.88	Anniversary Bonus	PT
1265	Rachel	Armintrout	M	Universal Worker	MUSCATINE	2/21/2014	9.50	Anniversary Bonus	FT
879	Sandra	Birkhofer	K	Housekeeper	MUSCATINE	1/24/2012	9.21	Anniversary Bonus	FT
1262	Rebecca	Blodgett	S	Universal Worker	MUSCATINE	2/14/2014	10.00	Anniversary Bonus	FT
531	Maria	Botello	Luisa	Cook	MUSCATINE	10/28/2010	9.15	Anniversary Bonus	FT
1166	Lisa	Chase	A	Universal Worker	MUSCATINE	7/17/2013	10.00	Anniversary Bonus	FT
299	Ashley	Coram	Renee	Cook	MUSCATINE	11/16/2009	9.20	Anniversary Bonus	FT
289	Heidi	Coram	R	Cook	MUSCATINE	4/10/2009	9.11	Anniversary Bonus	PT
1227	Facia	Davies	D	Universal Worker	MUSCATINE	12/3/2013	10.25	Anniversary Bonus	FT
186	Dominick	DeLeon	J	Culinary Coordinator	MUSCATINE	2/9/2009	17.00	Anniversary Bonus	FT
607	Terry	Evans	L	Cook	MUSCATINE	2/25/2011	9.25	Anniversary Bonus	FT
634	Nancy	Fox	D	Universal Worker	MUSCATINE	3/23/2011	9.88	Anniversary Bonus	FT

1280	Ana	Gaytan		Server	MUSCATINE	5/30/2014	8.25		Anniversary Bonus	PT
1281	Elza	Gonzalez-Ortega		Server	MUSCATINE	5/30/2014	8.25		Anniversary Bonus	PT
831	William	Grosse	W	Maintenance	MUSCATINE	11/9/2011	10.73		Anniversary Bonus	PT
1189	Ashley	Hansford	N	Universal Worker	MUSCATINE	8/19/2013	10.25		Anniversary Bonus	FT
277	Rhonda	Hintermeister	Sue	Activities Coordinator	MUSCATINE	9/25/2008	13.50		Anniversary Bonus	FT
1028	Beth	Holt	Ann	Universal Worker	MUSCATINE	8/20/2012	9.98		Anniversary Bonus	FT
1258	Judith	Howard	L	Laundry	MUSCATINE	2/7/2014	9.00		Anniversary Bonus	PT
278	Kendra	Husband	Fay	Culinary Aide	MUSCATINE	11/12/2008	9.89		Anniversary Bonus	FT
1156	Angela	Huthmacher	R	Admin Coordinator	MUSCATINE	6/17/2013	14.43		Anniversary Bonus	FT
849	Dennis	Jens	E	Activities	MUSCATINE	11/28/2011	9.57		Anniversary Bonus	PRN
1292	Rebecca	Johnson	L	Food Service Worker	MUSCATINE	6/30/2014	8.50		Anniversary Bonus	PT
400	Roy	Kapteina	R	Maintenance	MUSCATINE	6/1/2010	14.47		Anniversary Bonus	FT
1081	Tim	Keldgord	C	Activities	MUSCATINE	12/7/2012	9.21		Anniversary Bonus	PRN
1040	Thomas	Keller	R	Food Service Worker	MUSCATINE	9/17/2012	8.22		Anniversary Bonus	PT
716	Melanie	Kraklow	A	Activities	MUSCATINE	2/19/2014	8.00		Anniversary Bonus	PT
1230	Maggie	Lofgren	G	Food Service Worker	MUSCATINE	12/4/2013	8.00		Anniversary Bonus	PT
1067	Miranda	Lowe	G	Universal Worker	MUSCATINE	10/30/2012	9.77		Anniversary Bonus	FT
715	Lyle	Marks	W	Activities	MUSCATINE	1/28/2014	8.16		Anniversary Bonus	PT
286	Andreina	Morales		Universal Worker	MUSCATINE	7/17/2013	10.00		Anniversary Bonus	FT
619	Susan	Mullen	K	Health Care Coordinator	MUSCATINE	7/29/2013	25.00		Anniversary Bonus	FT
1259	Sara	Petersen	A	Universal Worker	MUSCATINE	2/7/2014	9.75		Anniversary Bonus	FT
581	Julie	Reynolds	Ann	Dementia Coordinator	MUSCATINE	1/14/2011	20.99		Anniversary Bonus	FT
1293	Patti	Rife	A	Universal Worker	MUSCATINE	7/3/2014	9.25		Anniversary Bonus	FT
789	Mary	Roberts	B	Food Service Worker	MUSCATINE	9/13/2011	8.80		Anniversary Bonus	FT
283	Michelle	Sides	Marie	Manager	MUSCATINE	5/11/2009	21.71	Manager Bonus Program	Anniversary Bonus	FT

633	Margaret	Steinke	F	Support Nurse	MUSCATINE	3/23/2011	25.81	Anniversary Bonus	PT
1128	Patti	Thornton	B	Universal Worker	MUSCATINE	4/15/2013	9.60	Anniversary Bonus	FT
1225	Allison	Todd	C	Server	MUSCATINE	11/21/2013	8.00	Anniversary Bonus	PT
785	Elisha	Turner	A	Cook	MUSCATINE	9/6/2011	8.65	Anniversary Bonus	PT
876	Cali	VanZandt	E	Universal Worker	MUSCATINE	1/10/2012	9.79	Anniversary Bonus	FT
285	Marlene	Wheeler	K	Universal Worker	MUSCATINE	5/4/2009	10.82	Anniversary Bonus	FT
631	Elizabeth	Wiegle	J	Universal Worker	MUSCATINE	3/23/2011	9.98	Anniversary Bonus	PRN
1282	Sheli	Wilson	R	Universal Worker	MUSCATINE	5/27/2014	9.00	Anniversary Bonus	FT
1283	Kathy	Wittenburg	A	Universal Worker	MUSCATINE	5/30/2014	9.50	Anniversary Bonus	PT
873	Brittany	Woods	N	Universal Worker	MUSCATINE	1/10/2012	9.79	Anniversary Bonus	FT

Anniversary Bonus: All employees in good standing are entitled to a bonus due with the pay period following their yearly hire-date anniversary. The bonus is equal to $50 for each year of consecutive service. $50 on the first anniversary, $100 on the second, etc.

Manager Bonus Program: Building manager's are entitled to a $2,000 bonus for each quarter in which their property exceeds its budgeted NOI

Marketing Bonus Program: Some select employees are entitled to a referral bonus of $250 for each new resident they bring in.

SCHEDULE 6.31
Financial Statements

Marketing expenses													0.00
61825 Meals and entertainment		29.10	17.90			25.34	57.37	17.12		42.65			189.48
62000 Marketing	1,464.67	610.71	970.92	1,673.56	2,067.60	625.25	1,107.09	2,709.53	917.27	793.11	2,131.59	1,311.70	16,413.60
62005 Media advertising	315.54	296.79	382.30	705.38	856.75	232.93	510.10	388.88	356.91	588.92	727.43	200.38	5,330.06
62010 Donations											5.00		5.00
62015 Gifts								128.63	40.60		152.75	53.44	375.42
Total Marketing expenses	**$ 1,780.21**	**$ 936.60**	**$ 1,381.12**	**$ 2,378.94**	**$ 2,724.35**	**$ 883.52**	**$ 1,675.16**	**$ 3,283.96**	**$ 1,314.78**	**$ 1,372.68**	**$ 3,016.77**	**$ 1,865.50**	**$ 22,313.59**
Office expenses													0.00
61200 Postage	135.00		82.38		193.20		230.00	119.82	6.11	92.00	155.84	145.45	1,159.80
61300 Copier and copies	725.29	263.73	341.09	302.40	861.23	451.96	476.68	349.45	716.76	617.98	628.49	741.67	6,506.73
61500 Office supplies	269.68	253.60	68.06	244.22	184.15	407.72	146.42	237.42	221.27	430.18	97.79	148.37	2,706.08
61820 Piano Lease	300.00	300.00	300.00	300.00	300.00	300.00	300.00	300.00	300.00	300.00	300.00	300.00	3,600.00
61830 Hotel		115.97		248.54	112.00		552.00	110.88	120.96	133.02		99.68	1,493.05
65500 Petty Cash Over/Short				9.75		19.22							28.97
67200 Computer Expense	54.09	58.32	38.46	260.56	38.46	219.96	76.92	106.88	38.46	82.97	352.97	84.45	1,440.50
68300 Bank Charges	35.28	23.44	7.30	6.91	7.08	8.25	7.74	16.98	12.25	74.98	28.23	27.48	256.92
Total Office expenses	**$ 1,516.54**	**$ 1,013.06**	**$ 837.29**	**$ 1,402.37**	**$ 1,726.12**	**$ 1,407.14**	**$ 1,789.76**	**$ 1,241.41**	**$ 1,415.81**	**$ 1,731.13**	**$ 1,563.32**	**$ 1,547.10**	**$ 17,191.05**
Payroll expenses													0.00
67100 Wages	65,371.39	59,940.27	63,915.96	63,808.07	69,801.35	63,520.19	64,544.75	67,304.65	62,041.96	76,409.66	61,978.64	66,624.25	785,341.14
67105 Benefits	4,000.00	4,000.00	4,000.00	4,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	40,000.00
67110 PTO Expense	4,133.92	4,081.05	4,039.39	4,188.04	4,188.04	5,079.49	3,907.61	4,669.34	3,904.37	5,748.08	3,966.62	3,597.25	51,513.10
67125 Employee Transfer Wages	-634.20	-1,639.32	-2,371.40	844.71	809.33	1,850.72	3,950.10	4,434.70	2,528.22	-5,122.35	483.07	248.70	5,415.28
67290 Overtime premium	1,860.11	1,406.63	1,991.94	826.85	1,958.68	644.49	791.44	1,471.25	1,931.14	2,015.18	2,389.66	1,154.09	18,421.46
67300 PR and Admin Fee	2,466.99	1,879.02	1,991.09	2,100.70	2,249.56	2,134.10	2,106.87	2,197.43	2,234.83	2,293.02	2,002.31	2,188.67	25,867.58
75400 FICA	5,587.31	4,694.37	5,060.25	5,175.57	5,674.54	5,374.59	5,173.48	5,513.50	5,573.28	5,664.28	4,821.40	5,735.32	64,047.87
75600 FUTA	411.41	337.00	299.74	308.30	311.46	124.40	115.64	141.52	121.25	103.35	103.87	53.86	2,431.80
75700 SUTA	1,312.10	1,097.23	1,055.16	1,190.43	1,232.54	1,034.10	1,090.57	1,163.64	1,184.78	1,164.68	1,031.49	1,231.20	13,790.94
Total Payroll expenses	**$ 84,529.03**	**$ 75,806.25**	**$ 79,982.15**	**$ 82,442.67**	**$ 89,255.49**	**$ 82,762.08**	**$ 84,689.26**	**$ 89,896.03**	**$ 82,519.83**	**$ 91,355.88**	**$ 79,756.96**	**$ 83,833.54**	**$1,006,829.17**
Personnel Expenses													0.00
61700 Advertising Employment						418.70		781.35		109.70			1,289.75
61750 Employee expenses/screening	165.00	45.00	75.00	135.00	165.00	225.00	225.00	135.00	315.00	180.00	195.00	255.00	2,115.00
61760 Employee Injury Expense			401.00							53.66			454.66
61775 Employee Uniforms	33.75				52.50	133.57		496.98	404.13		337.33	301.44	1,759.68
61850 Continuing education	168.76	115.00	49.90	44.95	77.01	325.22	894.39	254.95	276.89	912.43	264.95	169.90	3,554.35
61875 Employee Appreciation		41.69	83.94	40.05	213.78	68.20	161.49	44.99	54.27	68.69	74.47	1,454.19	2,305.76
Total Personnel Expenses	**$ 367.51**	**$ 201.69**	**$ 609.84**	**$ 220.00**	**$ 508.29**	**$ 1,170.69**	**$ 1,280.88**	**$ 1,692.25**	**$ 1,050.29**	**$ 1,324.48**	**$ 871.75**	**$ 2,180.53**	**$ 11,478.20**
Services expenses													0.00
61900 Nursing Supplies		289.50		151.49	283.92		175.12	84.92		221.29	610.24	119.00	1,929.45
63000 Additional services resident personal care	153.65	208.00	11.04	82.61	145.36	11.04		229.94	-12.75	81.90	109.40		1,019.09
63100 Housekeeping	723.92	1,076.42	1,313.03	1,906.88	971.63	905.42	884.19	1,097.58	654.18	783.55	1,029.28	717.50	12,022.54
63200 Laundry supplies	163.70	68.34	195.82	168.17	265.36	258.96	284.24	290.43	349.58	276.87	404.31	172.84	2,906.62
63300 Food service	16,049.70	13,700.50	15,540.60	15,718.40	15,383.06	13,880.47	14,076.82	16,808.94	15,218.51	15,307.61	14,468.60	16,652.10	183,793.31
63305 Small Wares	113.93	271.93	256.54	805.65	696.05	94.92	494.54	95.37		318.90	665.56	577.02	4,390.41
63310 Kitchen Chemicals/Paper	556.71	636.63	603.42	452.73	879.31	549.20	560.53	924.89	244.59	639.40	739.41	750.67	7,537.49
63610 Activities Event	1,054.45	1,171.98	671.08	717.71	1,610.18	340.15	1,009.40	1,021.59	822.26	475.06	851.16	770.26	10,515.28
Total Services expenses	**$ 18,816.06**	**$ 17,417.20**	**$ 18,591.53**	**$ 20,003.64**	**$ 20,234.87**	**$ 16,040.16**	**$ 18,364.84**	**$ 20,562.64**	**$ 17,276.37**	**$ 18,174.55**	**$ 18,874.94**	**$ 19,756.39**	**$ 224,113.19**
Tax Expenses													0.00
68850 Real Estate Taxes	5,420.00	5,420.00	5,420.00	5,420.00	5,420.00	5,420.00	5,420.00	6,803.00	6,800.00	6,800.00	6,800.00	13,702.26	78,845.26
Total Tax Expenses	**$ 5,420.00**	**$ 5,420.00**	**$ 5,420.00**	**$ 5,420.00**	**$ 5,420.00**	**$ 5,420.00**	**$ 5,420.00**	**$ 6,803.00**	**$ 6,800.00**	**$ 6,800.00**	**$ 6,800.00**	**$ 13,702.26**	**$ 78,845.26**

Utilities expenses													0.00
61000 Electricity	5,850.65	6,544.77	6,279.37	4,926.80	3,730.08	3,089.11	4,616.52	5,715.11	5,734.30	5,419.15	3,606.54	4,869.32	60,381.72
61050 Natural Gas	1,371.39	1,456.88	1,308.78	966.64	660.97	378.60	346.54	264.26	283.13	405.14	550.99	1,013.31	9,006.61
61100 Water and Sewer	596.84	685.78	814.62	670.08	701.48	877.40	754.15	765.25	2,969.06	778.36	942.96	896.58	11,452.56
61150 Telephone	2,600.33	2,560.74	2,597.33	2,747.54	2,804.37	2,799.43	2,075.64	2,526.19	2,434.80	2,522.82	2,515.42	2,559.32	30,743.93
61250 Cell Phone	134.13	134.13	170.28	158.41	153.41	150.54	150.00	202.82	-150.00	498.22	94.70	309.46	2,006.10
61400 Cable TV	1,445.25	1,441.20	1,441.20	1,441.20	1,493.00	1,493.00	1,493.00	1,493.00	1,493.00	1,493.00	1,433.05	1,493.00	17,652.90
Total Utilities expenses	$ 11,998.59	$ 12,823.50	$ 12,611.58	$ 10,910.67	$ 9,543.31	$ 8,788.08	$ 9,435.85	$ 10,966.63	$ 12,764.29	$ 11,114.69	$ 9,143.66	$ 11,142.99	$ 131,243.82
Total Expenses	$148,193.75	$137,684.81	$142,554.94	$149,004.06	$152,222.35	$139,922.99	$150,194.21	$158,197.23	$144,980.98	$154,274.53	$143,119.71	$155,372.49	$1,776,722.06
Net Operating Income	$122,847.42	$127,109.63	$131,343.30	$106,032.09	$107,140.29	$117,996.93	$115,170.56	$ 93,055.94	$115,103.13	$114,340.23	$121,541.78	$100,964.39	$1,372,644.69
Other Income													
Other Income													0.00
45010 Interest Income		21.99	11.81	10.18	10.15	9.96	10.47	9.90	9.58	10.07	9.81	10.30	124.22
Total Other Income	$ 0.00	$ 21.99	$ 11.81	$ 10.18	$ 10.15	$ 9.96	$ 10.47	$ 9.90	$ 9.58	$ 10.07	$ 9.81	$ 10.30	$ 124.22
Total Other Income	$ 0.00	$ 21.99	$ 11.81	$ 10.18	$ 10.15	$ 9.96	$ 10.47	$ 9.90	$ 9.58	$ 10.07	$ 9.81	$ 10.30	$ 124.22
Other Expenses													
Amortization and Depreciation Expenses													0.00
69000 Amortization Expense	10,478.30	10,478.30	10,478.30	10,478.30	10,478.30	10,478.30	10,478.30	10,478.30	10,478.30	10,478.30	10,478.30	10,477.59	125,738.89
69500 Depreciation	27,376.47	27,376.47	27,376.47	27,376.47	27,376.47	35,430.58	28,876.97	28,876.97	26,199.15	27,187.05	27,187.05	27,218.72	337,858.84
Total Amortization and Depreciation Expenses	$ 37,854.77	$ 37,854.77	$ 37,854.77	$ 37,854.77	$ 37,854.77	$ 45,908.88	$ 39,355.27	$ 39,355.27	$ 36,677.45	$ 37,665.35	$ 37,665.35	$ 37,696.31	$ 463,597.73
Financing Expenses													0.00
68105 Loan Interest	20,823.64	20,803.48	20,783.26	20,762.98	20,742.63	20,722.22	20,701.75	20,681.22	20,660.62	20,639.96	20,619.24	20,598.45	248,539.45
68107 Mortage Insurance Premium	2,853.88	2,853.88	2,853.88	2,853.88	2,853.88	2,303.82	2,866.02	2,866.02	2,773.56	2,866.02	2,648.98	2,831.67	33,425.49
68390 HUD Audit fee												7,500.00	7,500.00
Total Financing Expenses	$ 23,677.52	$ 23,657.36	$ 23,637.14	$ 23,616.86	$ 23,596.51	$ 23,026.04	$ 23,567.77	$ 23,547.24	$ 23,434.18	$ 23,505.98	$ 23,268.22	$ 30,930.12	$ 289,464.94
Reconciliation Discrepancies										0.00	0.00		0.00
Total Other Expenses	$ 61,532.29	$ 61,512.13	$ 61,491.91	$ 61,471.63	$ 61,451.28	$ 68,934.92	$ 62,923.04	$ 62,902.51	$ 60,111.63	$ 61,171.33	$ 60,933.57	$ 68,626.43	$ 753,062.67
Net Other Income	-$ 61,532.29	-$ 61,490.14	-$ 61,480.10	-$ 61,461.45	-$ 61,441.13	-$ 68,924.96	-$ 62,912.57	-$ 62,892.61	-$ 60,102.05	-$ 61,161.26	-$ 60,923.76	-$ 68,616.13	-$ 752,938.45
Net Income	$ 61,315.13	$ 65,619.49	$ 69,863.20	$ 44,570.64	$ 45,699.16	$ 49,070.97	$ 52,257.99	$ 30,163.33	$ 55,001.08	$ 53,178.97	$ 60,618.02	$ 32,348.26	$ 619,706.24

SunnyBrook of Carroll

Profit and Loss

January - December 2013

	Jan 2013	Feb 2013	Mar 2013	Apr 2013	May 2013	Jun 2013	Jul 2013	Aug 2013	Sep 2013	Oct 2013	Nov 2013	Dec 2013	Total
Income													
Additional Services													0.00
44010 Assisted living additional services	5,089.04	6,050.69	5,147.29	6,642.32	5,402.17	5,631.72	6,548.93	4,671.41	6,191.74	5,968.21	5,426.84	6,483.59	69,453.95
44025 Lifestyle fee	1,100.00	1,200.00	3,000.00	1,200.00	1,000.00	4,000.00	900.00	4,000.00	2,000.00			1,000.00	19,400.00
44030 Waiting List Fee	50.00	200.00	100.00	300.00	50.00	500.00	250.00	200.00	200.00	400.00	50.00	50.00	2,350.00
Total Additional Services	$ 6,239.04	$ 7,450.69	$ 8,247.29	$ 8,142.32	$ 6,452.17	$ 10,131.72	$ 7,698.93	$ 9,071.41	$ 8,391.74	$ 6,368.21	$ 5,476.84	$ 7,533.59	$ 91,203.95
Assisted living apartment income													0.00
40200 Assisted living base rent	117,784.40	117,345.40	116,149.40	117,433.77	107,989.42	115,890.59	116,348.72	104,249.49	115,280.56	121,167.41	122,334.10	122,334.10	1,394,307.36
44000 Assisted living services	100.00												100.00
44230 2nd Person Charge	2,550.00	2,550.00	2,550.00	2,550.00	2,550.00	2,550.00	2,550.00	1,200.00	2,250.00	2,450.00	450.00	1,050.00	25,250.00
Total Assisted living apartment income	$120,434.40	$119,895.40	$118,699.40	$119,983.77	$110,539.42	$118,440.59	$118,898.72	$105,449.49	$117,530.56	$123,617.41	$122,784.10	$123,384.10	$1,419,657.36
Dementia Income													0.00
44500 Dementia base rent	54,951.00	54,951.00	52,147.00	54,623.00	47,364.00	53,388.81	52,690.00	52,861.00	56,986.00	54,278.36	59,125.00	59,805.00	653,170.17
Total Dementia Income	$ 54,951.00	$ 54,951.00	$ 52,147.00	$ 54,623.00	$ 47,364.00	$ 53,388.81	$ 52,690.00	$ 52,861.00	$ 56,986.00	$ 54,278.36	$ 59,125.00	$ 59,805.00	$ 653,170.17
Services	290.00	290.00	290.00	576.66	1,133.33	433.33	433.33	222.76	122.76	122.76	214.90	459.59	4,589.42
Total Income	$181,914.44	$182,587.09	$179,383.69	$183,325.75	$165,488.92	$182,394.45	$179,729.98	$167,604.66	$183,031.06	$184,386.74	$187,690.84	$191,182.28	$2,168,620.90
Gross Profit	$181,914.44	$182,587.09	$179,383.69	$183,325.75	$165,488.92	$182,394.45	$179,729.98	$167,604.66	$183,031.06	$184,386.74	$187,690.84	$191,182.28	$2,168,620.90
Expenses													
Auto Expenses													0.00
61036 Gas and Services	38.54	167.73	221.55	281.90	215.18	169.07	530.76	306.48	132.08	144.48	786.25	100.44	3,094.46
61800 Operations mileage		259.90	333.35	231.65	390.97				610.20				1,826.07
61845 Auto License Renewal							304.00						304.00
Total Auto Expenses	$ 38.54	$ 427.63	$ 554.90	$ 513.55	$ 606.15	$ 169.07	$ 834.76	$ 306.48	$ 742.28	$ 144.48	$ 786.25	$ 100.44	$ 5,224.53
Bad Debt Expense	541.00	541.00	541.00	541.00	541.00	541.00	541.00	541.00	541.00	541.00	-538.07	538.00	5,409.93
Insurance expenses													0.00
68250 Property Insurance	933.23	933.23	1,118.23	933.23	933.23	1,118.05	964.30	845.31	1,118.21	964.31	933.19	1,149.31	11,943.83
68260 Auto Insurance	85.40	85.40	85.40	85.40	85.40	82.81	87.77	87.77	84.93	87.77	84.93	87.77	1,030.56
68270 General Liability Insurance	295.24	295.24	295.24	295.24	295.24	673.10	370.16	370.16	358.22	370.15	358.22	370.16	4,346.37
68500 WC Insurance	2,747.00	2,435.00	2,716.00	2,884.00	3,038.00	2,578.00	2,987.00	2,808.00	2,787.00	3,009.00	2,178.53	2,733.00	32,900.53
Total Insurance expenses	$ 4,060.87	$ 3,748.87	$ 4,214.87	$ 4,197.87	$ 4,351.87	$ 4,451.76	$ 4,409.23	$ 4,111.24	$ 4,348.36	$ 4,431.23	$ 3,554.87	$ 4,340.24	$ 50,221.28
Legal & Professional Fees													0.00
66000 Consulting Fee											3,693.90		3,693.90
66100 Legal			64.50										64.50
66500 Accounting		955.00	1,040.00					255.00					2,250.00
66700 Dues, Memberships, Subscriptions	1,069.76	437.50	67.50	234.25	234.25	234.25	480.42	237.91	232.42	232.42	232.42	237.91	3,931.01
68200 Permits & Licenses	34.50	74.50	34.50	34.50	34.50	34.50	483.25	34.50	34.50	34.50	34.50	97.50	965.75
Total Legal & Professional Fees	$ 1,104.26	$ 1,467.00	$ 1,206.50	$ 268.75	$ 268.75	$ 268.75	$ 963.67	$ 527.41	$ 266.92	$ 266.92	$ 3,930.85	$ 335.41	$ 10,875.19

Maintenance expenses													0.00
63605 Equipment Repair	718.93	129.13	450.11	479.54	269.46	370.40		179.87	282.59	717.33	525.13	1,502.69	5,605.18
64000 Building Maintenance	1,383.78	1,002.23	1,061.02	1,590.63	637.87	598.47	1,074.32	684.00	1,095.39	1,558.96	1,077.32	723.76	12,487.75
64050 Building Decor & Maintenance									61.55		58.84		120.39
64100 Grounds Maintenance	365.50	385.00	1,303.73	822.27	1,175.10	2,131.55	267.50	125.00	125.00	1,300.00	501.36	1,695.50	10,197.51
64200 Preventative maintenance	659.20	320.20	320.20	320.20	320.20	779.22	910.10	329.22	478.74	1,947.92	321.42	326.47	7,033.09
64500 Trash Removal	185.00	185.00	185.00	185.00	185.00	185.00	185.00	185.00	185.00	185.00	185.00	185.00	2,220.00
64600 Pest Control	155.01	155.01	155.01	155.09	155.09	164.18	164.49	164.49	164.49	156.60	156.60	156.60	1,902.66
Total Maintenance expenses	**$ 3,467.42**	**$ 2,176.57**	**$ 3,475.07**	**$ 3,552.73**	**$ 2,742.72**	**$ 4,228.82**	**$ 2,601.41**	**$ 1,667.58**	**$ 2,372.76**	**$ 5,865.81**	**$ 2,825.67**	**$ 4,590.02**	**$ 39,566.58**
Management expenses													0.00
65510 Management support fee	9,748.12	9,003.78	8,314.16	9,100.62	8,362.70	9,079.64	8,864.31	8,156.79	9,504.62	9,075.87	9,318.76	9,504.68	108,034.05
Total Management expenses	**$ 9,748.12**	**$ 9,003.78**	**$ 8,314.16**	**$ 9,100.62**	**$ 8,362.70**	**$ 9,079.64**	**$ 8,864.31**	**$ 8,156.79**	**$ 9,504.62**	**$ 9,075.87**	**$ 9,318.76**	**$ 9,504.68**	**$ 108,034.05**
Marketing expenses													0.00
61825 Meals and Entertainment	253.58	84.59	95.29	149.16	154.07	119.63	109.88	207.84	241.79	347.65	159.74	32.16	1,965.26
62000 Marketing	465.48	983.43	363.81	555.26	546.75	779.52	688.00	455.11	1,981.44	970.29	385.79	1,092.11	9,466.99
62005 Media Advertising	162.50	27.50		237.50	91.00	240.00	50.00	173.00	298.00	739.87	262.57	521.78	2,803.72
62010 Donations		550.00	100.00	25.00				100.00		42.78	110.85	46.37	975.00
62015 Gifts	93.09	115.93	107.43	229.23	74.90	37.45						112.00	860.03
Total Marketing expenses	**$ 974.65**	**$ 1,761.45**	**$ 756.53**	**$ 1,196.15**	**$ 866.72**	**$ 1,176.60**	**$ 1,047.86**	**$ 935.95**	**$ 2,521.23**	**$ 2,100.49**	**$ 918.95**	**$ 1,804.42**	**$ 16,061.00**
Office expenses													0.00
61200 Postage	93.00	97.60	109.00	104.22		102.23	152.10	98.15	14.00	105.68	92.00	92.00	1,058.98
61300 Copiers and copies	299.91	270.16	266.98	1,003.26	257.14	270.76	273.67	311.87	263.62	311.44	160.50	513.62	4,202.93
61500 Office Supplies	264.13	245.50	298.71	504.65	190.62	174.11	46.62	264.98	391.94	258.11	422.20	8.09	3,070.64
61820 Piano Lease	300.00	300.00	300.00	300.00	300.00	300.00	300.00	300.00	300.00	300.00	300.00	300.00	3,600.00
61830 Hotel	122.69	216.85	380.18	446.26	241.50	130.00	70.69	-100.00	115.82	1,489.65	249.65	125.44	3,488.73
67200 Computer Expense	299.77	71.50	176.89	38.46	38.46	38.46	38.46	38.46	38.46	38.46	402.75	80.22	1,300.35
68300 Bank Charges	58.30	2.58	8.60	15.33	13.63	11.31	18.62	25.11	25.05	29.18	20.40	18.79	244.88
Total Office expenses	**$ 1,432.80**	**$ 1,204.17**	**$ 1,541.36**	**$ 2,412.18**	**$ 1,041.35**	**$ 1,026.87**	**$ 906.16**	**$ 938.55**	**$ 1,148.89**	**$ 2,532.52**	**$ 1,647.50**	**$ 1,138.16**	**$ 16,964.51**
Payroll expenses													0.00
67100 Wages	54,966.36	48,201.70	50,885.99	53,098.36	52,140.86	48,118.10	55,676.54	52,424.37	51,990.47	56,268.31	49,780.69	50,837.80	622,989.55
67105 Benefits	4,100.00	4,500.00	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00	58,600.00
67110 PTO expense	3,295.76	3,113.29	3,084.00	3,152.82	3,378.02	3,877.24	4,220.32	2,553.37	3,811.42	3,567.08	2,295.23	2,421.33	38,569.88
67125 Employee Transfer Wages	0.00	0.00	48.71	97.42	129.90	32.48	-398.82	48.72	194.84	129.90	587.37	81.19	951.71
67290 OT Premium	814.44	960.17	1,798.44	1,458.51	1,024.30	1,182.84	1,408.40	1,215.39	1,274.32	1,135.17	1,991.02	1,465.00	15,728.00
67300 PR and Admin Fees	1,812.74	1,455.69	1,630.91	1,741.90	1,662.37	1,614.23	1,640.97	1,651.93	1,723.46	1,751.08	1,649.54	1,713.45	20,248.27
75400 FICA	4,500.13	3,535.53	3,883.30	4,159.90	4,057.04	3,968.05	4,319.45	4,057.05	4,122.95	4,294.97	4,035.44	4,386.91	49,290.72
75600 FUTA	349.67	251.11	243.97	230.86	183.27	79.30	105.99	20.36	65.26	66.80	53.03	18.65	1,662.27
75700 SUTA	1,642.85	1,052.93	2,278.55	1,741.91	1,392.43	1,688.60	1,593.57	1,296.49	1,484.61	1,445.62	983.97	1,147.88	17,699.39
Total Payroll expenses	**$ 71,478.95**	**$ 61,070.42**	**$ 68,853.87**	**$ 71,281.68**	**$ 68,968.19**	**$ 65,557.84**	**$ 73,766.42**	**$ 68,237.68**	**$ 69,467.33**	**$ 73,658.91**	**$ 66,326.29**	**$ 67,072.19**	**$ 825,739.77**
Personnel Expenses													0.00
61700 Advertising Employment	41.00	33.00		77.00			56.00			115.00			322.00
61750 Employee Screening	75.00	30.00	30.00	90.00	15.00	45.00	15.00	30.00	45.00	15.00	15.00	60.00	465.00
61775 Employee Uniforms	129.64	114.28	85.74		87.74	30.39	221.40		84.71	112.81		337.24	1,203.95
61850 Continuing Education	99.85	249.55	40.90	25.00	115.00	24.95	195.61	24.95	141.89	1,360.00	24.95	397.11	2,738.76
61875 Employee appreciation		112.77	80.00	290.00	120.00	80.00	80.00	120.00	406.97	110.00	331.00	1,478.93	3,189.67
Total Personnel Expenses	**$ 345.49**	**$ 539.60**	**$ 225.64**	**$ 482.00**	**$ 337.74**	**$ 188.34**	**$ 568.01**	**$ 174.95**	**$ 678.57**	**$ 1,742.81**	**$ 379.95**	**$ 2,273.28**	**$ 7,919.38**

Services expenses													0.00
61900 Nursing Supplies	219.69	274.28	351.87	369.04	176.70	541.18	240.77	448.12	182.09	381.87	657.02	304.77	4,157.40
63000 Addnl svcs res personal care	33.93	356.70		67.86							-6.41		452.08
63100 Housekeeping	458.90	594.58	194.02	365.91	349.25	673.57	111.67	1,027.55	500.34	537.21	582.50	742.54	6,168.05
63200 Laundry Supplies	72.00	88.83	72.00	88.83	88.83	88.83	18.00	72.00	118.98	72.00	111.23		891.53
63300 Food Service	11,011.65	9,110.37	9,490.27	10,172.69	9,611.40	9,902.13	10,230.26	10,507.63	8,157.95	10,217.48	8,520.29	11,238.29	118,180.41
63305 Small Wares	239.43	198.90	183.97	111.18	129.39	51.21	202.67		197.26	196.21		88.51	1,598.43
63310 Kitchen Chemicals / Paper	383.87	610.84	305.06	745.34	403.49	402.38	590.18	430.18	429.23	489.55	246.14	538.74	5,554.58
63610 Activities Event	484.24	330.44	74.23	460.17	149.40	646.57	343.42	426.38	623.91	168.23	726.24	545.05	4,986.28
Total Services expenses	$ 12,883.51	$ 11,572.45	$ 10,671.42	$ 12,441.02	$ 10,908.46	$ 12,305.87	$ 11,736.97	$ 12,911.84	$ 10,219.76	$ 12,042.55	$ 10,837.01	$ 13,457.90	$ 141,988.76
Tax Expenses													0.00
68850 Real Estate taxes	6,473.00	6,473.00	6,473.00	6,473.00	6,473.00	6,473.00	6,473.00	6,025.00	6,021.00	6,021.00	6,021.00	3,764.81	73,163.81
Total Tax Expenses	$ 6,473.00	$ 6,473.00	$ 6,473.00	$ 6,473.00	$ 6,473.00	$ 6,473.00	$ 6,473.00	$ 6,025.00	$ 6,021.00	$ 6,021.00	$ 6,021.00	$ 3,764.81	$ 73,163.81
Utilities expense													0.00
61000 Electricity	2,492.81	2,189.15	2,002.97	1,586.20	1,452.50	2,278.95	2,634.84	2,473.97	2,651.13	1,319.25	1,530.24	2,621.68	25,233.69
61050 Natural Gas	986.53	987.43	918.19	1,541.22				155.22	170.09	214.57	445.82	839.76	6,258.83
61100 Water and Sewer	656.97	686.72	532.04	892.67	603.43	651.03	650.62	656.88	683.13	594.28	713.21	706.95	7,807.93
61150 Telephone	3,784.91	1,183.48	1,883.40	1,719.93	2,081.98	2,084.85	2,124.09	1,889.32	2,243.63	2,087.43	2,062.77	2,207.02	25,352.81
61250 Cell Phone	161.27	121.39	155.75	115.75	155.63	153.70	150.00	115.89	-150.00	290.59	49.33	111.80	1,430.90
61400 Cable TV	251.09	1,142.73	988.47	1,048.84	965.10	965.10	965.10	965.10	846.88	941.71	1,545.38	1,054.55	11,680.05
Total Utilities expense	$ 8,333.58	$ 6,310.90	$ 6,480.82	$ 6,704.61	$ 5,258.64	$ 6,133.63	$ 6,534.65	$ 6,256.38	$ 6,424.86	$ 5,447.83	$ 6,346.75	$ 7,541.56	$ 77,764.21
Total Expenses	$120,882.19	$106,296.84	$113,309.14	$119,165.16	$110,727.29	$111,593.19	$119,231.45	$110,790.85	$114,257.58	$123,871.42	$112,346.78	$116,461.11	$1,378,933.00
Net Operating Income	$ 61,032.25	$ 76,290.25	$ 66,874.55	$ 64,160.59	$ 54,761.63	$ 70,801.26	$ 60,489.53	$ 56,813.81	$ 68,773.48	$ 60,515.32	$ 75,254.06	$ 74,721.17	$ 789,687.90
Other Income													
Other Income													0.00
45000 Other Income						1,165.18							1,165.18
45010 Interest income	14.91	13.44	15.16	14.68	15.33	15.09	15.86	16.04	15.76	16.58	16.29	17.13	186.27
Total Other Income	$ 14.91	$ 13.44	$ 15.16	$ 14.68	$ 15.33	$ 1,180.27	$ 15.86	$ 16.04	$ 15.76	$ 16.58	$ 16.29	$ 17.13	$ 1,351.45
Total Other Income	$ 14.91	$ 13.44	$ 15.16	$ 14.68	$ 15.33	$ 1,180.27	$ 15.86	$ 16.04	$ 15.76	$ 16.58	$ 16.29	$ 17.13	$ 1,351.45
Other Expenses													
Amortization and Depreciation Expense													0.00
69000 Amortization Expense	6,613.25	6,613.25	6,613.25	6,613.25	6,613.25	5,834.81	6,613.25	6,613.25	6,378.88	6,588.70	6,518.00	7,437.35	79,050.49
69500 Depreciation Expense	18,468.64	18,468.64	18,468.64	18,468.64	18,468.64	19,423.49	18,468.64	18,468.64	18,846.17	18,540.91	18,680.05	18,916.64	223,687.74
Total Amortization and Depreciation Expense	$ 25,081.89	$ 25,081.89	$ 25,081.89	$ 25,081.89	$ 25,081.89	$ 25,258.30	$ 25,081.89	$ 25,081.89	$ 25,225.05	$ 25,129.61	$ 25,198.05	$ 26,353.99	$ 302,738.23
Financing Expense													0.00
68105 Loan Interest	13,514.77	13,496.49	13,478.16	13,459.79	13,441.37	13,422.90	13,404.38	13,385.82	13,367.20	13,348.54	13,329.83	13,311.07	160,960.32
68390 HUD Audit Fee												7,500.00	7,500.00
MIP Expense	4,466.79	4,034.52	4,466.79	4,322.70	4,466.79	2,326.59	1,992.79	4,111.59	4,047.30	2,446.56	2,118.81	2,189.43	40,990.66
Total Financing Expense	$ 17,981.56	$ 17,531.01	$ 17,944.95	$ 17,782.49	$ 17,908.16	$ 15,749.49	$ 15,397.17	$ 17,497.41	$ 17,414.50	$ 15,795.10	$ 15,448.64	$ 23,000.50	$ 209,450.98
Reconciliation Discrepancies	-2,500.00	2,500.00								0.00	0.00		0.00
Total Other Expenses	$ 40,563.45	$ 45,112.90	$ 43,026.84	$ 42,864.38	$ 42,990.05	$ 41,007.79	$ 40,479.06	$ 42,579.30	$ 42,639.55	$ 40,924.71	$ 40,646.69	$ 49,354.49	$ 512,189.21
Net Other Income	-$ 40,548.54	-$ 45,099.46	-$ 43,011.68	-$ 42,849.70	-$ 42,974.72	-$ 39,827.52	-$ 40,463.20	-$ 42,563.26	-$ 42,623.79	-$ 40,908.13	-$ 40,630.40	-$ 49,337.36	-$ 510,837.76
Net Income	$ 20,483.71	$ 31,190.79	$ 23,862.87	$ 21,310.89	$ 11,786.91	$ 30,973.74	$ 20,026.33	$ 14,250.55	$ 26,149.69	$ 19,607.19	$ 34,623.66	$ 25,383.81	$ 278,850.14

SunnyBrook of Fairfield

Profit and Loss

January - December 2013

	Jan 2013	Feb 2013	Mar 2013	Apr 2013	May 2013	Jun 2013	Jul 2013	Aug 2013	Sep 2013	Oct 2013	Nov 2013	Dec 2013	Total
Income													
Additional Services Income													0.00
44010 AL additional services	6,076.93	6,231.57	6,355.06	6,609.03	7,102.59	6,768.91	7,364.77	7,684.28	5,243.19	5,656.10	5,326.53	6,554.43	76,975.41
44025 Lifestyle fee	3,000.00	3,000.00	1,000.00	3,000.00	1,000.00			3,000.00	1,000.00	2,000.00	4,000.00	1,000.00	22,000.00
44900 Individual Meal Ticket Sales								52.00					52.00
45020 Services	2,122.54	200.00		3,466.78	874.84	919.00	4,620.19	514.85	1,613.28	6,188.19	2,886.22	-500.00	22,905.89
Total Additional Services Income	$ 11,199.47	$ 9,431.57	$ 7,355.06	$ 13,075.81	$ 8,977.43	$ 7,687.91	$ 11,984.96	$ 11,251.13	$ 7,856.47	$ 13,846.29	$ 12,212.75	$ 7,054.43	$ 121,933.30
AL apartment income													0.00
40200 Assisted living base rent	175,734.97	170,533.44	168,088.65	166,168.11	165,941.96	168,596.30	173,975.56	161,308.44	173,757.44	164,024.40	175,152.78	181,804.84	2,045,086.89
44230 2nd person charge	5,400.00	4,648.64	6,151.36	5,400.00	5,400.00	5,400.00	5,400.00	5,400.00	5,400.00	5,450.00	6,950.00	6,950.00	67,950.00
Total AL apartment income	$181,134.97	$175,182.08	$174,240.01	$171,568.11	$171,341.96	$173,996.30	$179,375.56	$166,708.44	$179,157.44	$169,474.40	$182,102.78	$188,754.84	$2,113,036.89
Dementia Income													0.00
44500 Dementia Base Rent	31,923.40	35,506.40	34,116.00	35,093.24	35,093.24	32,900.00	32,900.00	31,762.63	32,900.00	37,250.00	39,605.00	43,650.00	422,699.91
Total Dementia Income	$ 31,923.40	$ 35,506.40	$ 34,116.00	$ 35,093.24	$ 35,093.24	$ 32,900.00	$ 32,900.00	$ 31,762.63	$ 32,900.00	$ 37,250.00	$ 39,605.00	$ 43,650.00	$ 422,699.91
Total Income	$224,257.84	$220,120.05	$215,711.09	$219,737.16	$215,412.63	$214,584.21	$224,260.52	$209,722.20	$219,913.91	$220,570.69	$233,920.53	$239,459.27	$2,657,670.10
Gross Profit	$224,257.84	$220,120.05	$215,711.09	$219,737.16	$215,412.63	$214,584.21	$224,260.52	$209,722.20	$219,913.91	$220,570.69	$233,920.53	$239,459.27	$2,657,670.10
Expenses													
Auto Expenses													0.00
61036 Gas and Services	46.99	140.67	80.53	93.43	216.47	370.29	395.43	147.67	401.86	594.94	565.84	186.32	3,240.44
61800 Operations Mileage				310.75	404.57	423.91		161.82	145.99			14.69	1,461.73
61845 Auto License Renewal												243.50	243.50
Total Auto Expenses	$ 46.99	$ 140.67	$ 80.53	$ 404.18	$ 621.04	$ 794.20	$ 395.43	$ 309.49	$ 547.85	$ 594.94	$ 565.84	$ 444.51	$ 4,945.67
Bad Debt Expenses													0.00
64700 Bad Debts	645.00	659.00	673.00	687.00	695.00	695.00	695.00	695.00	695.00	695.00	753.00	5,921.16	13,508.16
Total Bad Debt Expenses	$ 645.00	$ 659.00	$ 673.00	$ 687.00	$ 695.00	$ 695.00	$ 695.00	$ 695.00	$ 695.00	$ 695.00	$ 753.00	$ 5,921.16	$ 13,508.16
Insurance expenses													0.00
68000 Insurance			185.00			185.00			185.00			185.00	740.00
68250 Property Insurance	924.42	924.42	924.42	924.42	924.42	920.48	954.56	848.58	923.76	954.56	923.76	954.56	11,102.33
68260 Auto Insurance	43.48	43.48	43.48	43.48	43.48	25.48	41.83	41.82	40.48	41.83	40.48	41.83	491.15
68270 General Liability Insurance	402.17	402.17	402.17	402.17	402.17	796.30	483.45	483.48	467.86	483.45	467.86	483.45	5,676.68
68500 WC Insurance	2,936.00	2,732.00	2,799.00	3,134.00	3,280.00	3,595.00	2,111.00	4,105.00	3,027.00	3,102.00	3,603.87	3,148.00	37,572.87
Total Insurance expenses	$ 4,306.07	$ 4,102.07	$ 4,354.07	$ 4,504.07	$ 4,650.07	$ 5,522.26	$ 3,590.84	$ 5,478.84	$ 4,644.10	$ 4,581.83	$ 5,035.97	$ 4,812.84	$ 55,583.03
Legal & Professional Fees													0.00
66000 Consulting Fee	1,243.00	1,243.00	1,243.00	1,243.00	1,243.00	1,243.00	1,243.00	1,243.00	1,243.00	1,243.00	1,243.00	846.43	14,519.43
66100 Legal Fees			327.00	1,176.00	1,576.00					144.00			3,223.00
66500 Accounting Expense		1,195.00		180.00			680.00						2,055.00
66700 Dues, Memberships, Subscript	1,797.63	988.00		487.63			467.63		270.50	487.63	83.33		4,581.35
68200 Permits & Licenses	67.00	1,342.75	39.00	39.00	39.00	47.00	39.00	59.00	39.00	164.00	39.00	-21.94	1,691.81
Total Legal & Professional Fees	$ 3,107.63	$ 4,768.75	$ 1,609.00	$ 3,105.63	$ 2,858.00	$ 1,290.00	$ 2,429.63	$ 1,302.00	$ 1,561.50	$ 2,018.63	$ 1,375.33	$ 824.49	$ 26,250.59

Maintenance expenses													0.00
63605 Equipment Repair	676.50		1,532.31	1,054.14				108.23	1,794.53	6.40	1,298.67	9.52	6,480.30
64000 Building Maintenance	2,405.30	3,697.84	5,196.79	801.59	1,241.65	3,452.61	750.67	1,832.19	2,977.90	1,229.30	1,115.02	6,031.38	30,932.44
64050 Building Decor & Acc	610.05	88.01	293.05			2,038.79		6.36	7.04	284.62	87.12		3,415.04
64100 Grounds Maintenance	650.48	555.02	705.95		959.62	1,715.60		580.87			123.45	409.61	5,799.60
64200 Preventative Maintenance	460.75	332.00	233.06	442.70	233.06	212.58	922.48	238.18	230.51	959.69	230.49	238.19	4,733.69
64500 Trash Removal	284.30	284.30	284.30	284.30	284.30	284.30	284.30	284.30	284.30	284.30	284.30	284.30	3,411.60
64600 Pest Control	101.65		101.65	176.55	176.55		101.65		101.65	203.30	101.65	101.65	1,166.30
Total Maintenance expenses	**$ 5,189.03**	**$ 5,157.17**	**$ 8,437.11**	**$ 2,759.28**	**$ 2,895.38**	**$ 7,703.88**	**$ 2,059.10**	**$ 3,059.13**	**$ 5,395.93**	**$ 2,967.61**	**$ 3,240.70**	**$ 7,074.65**	**$ 55,938.97**
Management expenses													0.00
65510 Managment support fees	10,982.10	11,236.06	10,796.29	10,719.57	10,730.50	11,170.31	10,643.34	11,361.24	10,849.40	11,012.46	11,437.88	12,321.18	133,260.33
Total Management expenses	**$ 10,982.10**	**$ 11,236.06**	**$ 10,796.29**	**$ 10,719.57**	**$ 10,730.50**	**$ 11,170.31**	**$ 10,643.34**	**$ 11,361.24**	**$ 10,849.40**	**$ 11,012.46**	**$ 11,437.88**	**$ 12,321.18**	**$ 133,260.33**
Marketing expenses													0.00
61825 Meals & Entertainment		134.05						10.06			151.24	79.86	375.21
62000 Marketing	222.05	339.56	2,175.58	902.37	789.13	1,035.51	310.77	2,115.98	783.29	198.58	327.25	585.14	9,785.21
62005 Media Advertising	250.21	197.00	278.60	802.95	517.32		413.32	576.11	523.59	744.99	1,037.90	566.00	5,907.99
62010 Donations											75.66		75.66
62015 Gifts	124.12	33.17	102.72	1,665.40			57.78	7.46	213.28		26.45	619.63	2,850.01
Total Marketing expenses	**$ 596.38**	**$ 703.78**	**$ 2,556.90**	**$ 3,370.72**	**$ 1,306.45**	**$ 1,035.51**	**$ 781.87**	**$ 2,709.61**	**$ 1,520.16**	**$ 943.57**	**$ 1,618.50**	**$ 1,850.63**	**$ 18,994.08**
Office Expenses													0.00
61200 Postage	48.15	101.20	92.00	99.45	5.80	92.00	92.00	57.77	92.00		136.06	92.00	908.43
61300 Copier and Copies	325.87	293.81	738.68	301.49	347.25	479.50	729.01	299.29	754.75	771.94	160.50	420.20	5,622.29
61500 Office Supplies	253.97	153.97	50.23	196.93		267.38	44.19	238.24	90.53	149.95	202.56	168.56	1,816.51
61820 Piano Lease	300.00	600.00		300.00	300.00	300.00	300.00	300.00	300.00	300.00	300.00	300.00	3,600.00
61830 Travel Expenses		245.28						110.88		314.49			670.65
65500 Petty Cash Over/Short								0.03					0.03
67120 Outside Service												6,235.60	6,235.60
67200 Computer Expense	389.72	334.57	38.46	197.46	505.92	38.46	38.46	38.46	52.43	76.65	76.65	77.92	1,865.16
68300 Bank charges	46.92	10.00	10.00	20.70	15.35	14.82	12.68	10.00	30.00	30.00	10.00	10.00	220.47
Total Office Expenses	**$ 1,364.63**	**$ 1,738.83**	**$ 929.37**	**$ 1,116.03**	**$ 1,174.32**	**$ 1,192.16**	**$ 1,216.34**	**$ 1,054.67**	**$ 1,319.71**	**$ 1,643.03**	**$ 885.77**	**$ 7,304.28**	**$ 29,939.14**
Payroll expenses													0.00
67100 Wages	59,350.93	55,185.24	53,637.03	50,643.46	60,255.43	57,441.30	79,377.13	62,064.16	59,848.11	61,167.36	59,945.49	60,929.53	728,854.17
67105 Benefits	3,300.00	3,300.00	3,200.00	3,200.00	3,600.00	3,643.80	3,600.00	3,600.00	3,600.00	3,600.00	3,600.00	3,600.00	41,843.80
67110 PTO Expense	3,859.99	3,735.78	3,410.68	3,762.92	3,762.92	4,963.35	3,855.74	4,267.14	3,542.70	2,812.18	4,606.88	4,222.61	46,804.89
67125 Employee Transfer Wages	1,083.04	-443.70	-446.52	-77.85	-1,243.97	-614.48	-460.89	-4,348.21	-501.84	644.12	-967.62	-2,093.37	-9,471.29
67290 Overtime Premium	1,757.93	152.56	446.88	433.55	269.73	333.83	347.50	815.91	336.94	576.91	886.96	2,302.67	8,661.36
67300 PR and Admin Expenses	1,988.55	1,690.83	1,743.20	1,965.85	1,946.19	2,419.43	1,948.50	1,956.60	1,943.56	1,896.85	1,912.70	2,024.96	23,437.22
75400 FICA	4,843.00	4,108.33	4,454.94	4,860.10	4,759.26	4,569.42	6,193.51	4,828.00	4,728.25	4,722.55	4,659.54	5,279.03	58,025.93
75600 FUTA	371.17	318.09	269.28	286.32	298.19	177.85	103.30	119.55	99.19	73.43	120.27	47.89	2,284.53
75700 SUTA	956.72	1,192.76	334.26	917.35	1,045.02	962.31	874.48	857.29	851.20	799.93	680.54	886.70	10,388.56
Total Payroll expenses	**$ 77,520.33**	**$ 69,239.88**	**$ 67,049.75**	**$ 74,991.70**	**$ 74,692.77**	**$ 73,946.81**	**$ 95,839.27**	**$ 74,160.44**	**$ 74,448.11**	**$ 76,293.33**	**$ 75,446.76**	**$ 77,200.02**	**$ 910,829.17**

Personnel Expenses													0.00
61700 Advertising Employment							141.95		88.10	320.82	405.90	81.18	1,037.95
61750 Employee expenses/screening	90.00	15.00	253.75	285.00	60.00	45.00	161.00	60.00	45.00	90.00	60.00	150.00	1,314.75
61760 Employee Injury Expense	40.00									138.45			178.45
61775 Employee Uniforms					202.64		637.47	52.50	321.71	210.70	183.47	164.56	1,773.05
61850 Continuing education	208.92	324.40		55.00	223.17	135.00	207.67	115.00	313.90	370.00	296.76		2,249.82
61875 Employee appreciation	50.00	68.09	61.72	8.41	268.55	46.73	77.59	92.81	82.83	29.63		860.00	1,646.96
Total Personnel Expenses	$ 389.92	$ 408.09	$ 315.47	$ 348.41	$ 754.36	$ 226.73	$ 1,225.68	$ 320.31	$ 851.54	$ 1,159.60	$ 946.13	$ 1,255.74	$ 8,200.98
Services expenses													0.00
61900 Nursing Supplies	70.65	14.69			9.54	59.16	15.97	265.26		66.29	340.75		842.33
63000 Additional Svs Res Persnl Care	65.87	99.90	65.87	1.52	134.28		225.47	-67.67	248.06	313.10	333.16	192.44	1,611.99
63100 Housekeeping	1,028.05	1,836.46	744.02	674.54	622.27	417.64	1,007.52	700.29	800.96	536.24	906.87	789.27	10,064.15
63200 Laundry	171.70	74.76	171.25	88.38	132.67	250.88	149.51	213.69	16.83		67.91		1,337.58
63300 Food Service	10,762.48	11,606.93	12,796.94	8,240.62	12,750.00	11,616.95	10,536.93	15,034.54	10,751.53	10,832.01	13,965.48	6,293.10	135,184.51
63305 Small Wares	509.33		249.59	77.29	59.79	37.06		1,001.15	644.26	418.93	181.33	283.46	3,662.21
63310 Kitchen Chemicals/Paper	1,024.87	1,424.89	1,686.29	649.59	1,423.04	1,292.80	1,269.47	1,042.61	1,269.41	947.21	1,331.54	1,269.08	14,630.80
63610 Activities Event	1,095.72	610.79	291.34	679.23	558.95	788.01	541.81	904.11	808.16	602.56	826.88	596.81	8,404.38
Total Services expenses	$ 14,728.67	$ 15,668.42	$ 16,004.30	$ 10,311.17	$ 15,690.54	$ 14,461.54	$ 13,746.68	$ 19,093.98	$ 14,739.22	$ 13,916.34	$ 17,953.93	$ 9,424.16	$ 178,737.95
Taxes Expense													0.00
68850 Real Estate Taxes	15,254.00	15,254.00	15,254.00	15,254.00	15,254.00	15,254.00	15,254.00	14,656.00	14,656.00	14,656.00	14,656.00	8,661.81	174,059.81
Total Taxes Expense	$ 15,254.00	$ 15,254.00	$ 15,254.00	$ 15,254.00	$ 15,254.00	$ 15,254.00	$ 15,254.00	$ 14,656.00	$ 14,656.00	$ 14,656.00	$ 14,656.00	$ 8,661.81	$ 174,059.81
Utilities expenses													0.00
61000 Electricity	2,544.50	2,407.97	2,100.41	1,706.06	1,481.95	1,596.23	1,728.06	1,709.48	1,596.74	1,624.06	1,830.77	2,700.12	22,926.33
61050 Natural Gas	1,070.14	1,124.43	1,111.94	636.50	452.99	363.88	253.52	239.90	257.09	376.51	529.43	1,190.08	7,605.41
61100 Water and Sewer	1,850.15	1,697.48	1,617.64	1,711.52	1,723.81	1,650.11	1,723.81	1,653.54	1,752.56	1,681.21	1,680.75	2,344.94	21,487.51
61150 Telephone	492.84	669.75	472.25	621.66	481.83	483.57	483.28	482.84	602.26	486.01	570.47	565.88	6,411.64
61250 Cell Phone	149.07	151.28	139.17	137.89	137.87	133.98	130.00	136.20	-130.00	306.33	94.70	80.06	1,466.55
61400 Cable TV	791.86	791.86	791.86	791.86	823.53	823.53	823.53	823.53	823.53	823.53	823.53	823.53	9,755.68
Total Utilities expenses	$ 6,898.56	$ 6,842.77	$ 6,233.27	$ 5,604.48	$ 5,101.98	$ 5,051.30	$ 5,142.19	$ 5,245.49	$ 4,902.17	$ 5,396.65	$ 5,529.65	$ 7,704.61	$ 69,653.12
Total Expenses	$141,028.31	$135,919.49	$134,293.06	$133,176.24	$136,424.41	$138,343.70	$153,018.37	$139,445.20	$136,129.69	$135,877.99	$139,444.46	$144,800.08	$1,667,901.00
Net Operating Income	$ 93,229.53	$ 84,200.56	$ 81,418.03	$ 86,590.92	$ 78,988.22	$ 76,240.51	$ 71,242.15	$ 70,277.00	$ 83,784.22	$ 84,692.70	$ 94,476.07	$ 94,659.19	$ 989,769.10
Other Income													
Other Income													0.00
45000 Other Income	84.76							287.92		105.00	57.42		535.10
45010 Interest Income	9.13	17.29	9.28	8.69	-0.12	8.94	9.46	8.78	8.50	9.03	8.59	9.06	106.63
Total Other Income	$ 93.89	$ 17.29	$ 9.28	$ 8.69	-$ 0.12	$ 8.94	$ 9.46	$ 296.70	$ 8.50	$ 114.03	$ 66.01	$ 9.06	$ 641.73
Total Other Income	$ 93.89	$ 17.29	$ 9.28	$ 8.69	-$ 0.12	$ 8.94	$ 9.46	$ 296.70	$ 8.50	$ 114.03	$ 66.01	$ 9.06	$ 641.73
Other Expenses													
Amortization and Depreciation													0.00
69000 Amortization	15,971.89	15,971.89	15,971.89	15,971.89	15,971.89	16,346.97	15,971.89	15,971.89	16,159.42	16,034.40	16,034.40	16,034.40	192,412.82
69500 Depreciation	33,829.98	33,829.98	33,829.98	33,829.98	33,829.98	23,933.18	33,829.98	33,829.98	16,523.36	28,067.19	28,067.19	28,067.19	361,467.67
Total Amortization and Depreciation	$ 49,801.87	$ 49,801.87	$ 49,801.87	$ 49,801.87	$ 49,801.87	$ 40,280.15	$ 49,801.87	$ 49,801.87	$ 32,682.78	$ 44,101.59	$ 44,101.59	$ 44,101.59	$ 553,880.79
Financing expenses													0.00
68105 Mortgage Interest	21,116.45	21,088.44	21,060.32	21,032.12	21,003.85	20,975.50	20,947.07	20,918.57	20,889.99	20,861.33	20,832.60	20,803.78	251,530.05
68390 Hud Audit fee												7,500.00	7,500.00
68400 Other Financing expense	276.38	276.38	276.38	276.38	276.38	276.36	273.34	282.45	273.34	273.34	273.34	282.45	3,316.52
MIP Expense	6,700.03	6,051.64	6,700.03	6,483.90	6,309.71	34.66	3,277.65	3,277.64	3,171.91	3,277.65	3,171.91	3,277.64	51,734.37
Total Financing expenses	$ 28,092.89	$ 27,416.46	$ 28,036.73	$ 27,792.40	$ 27,589.94	$ 21,286.52	$ 24,498.06	$ 24,478.66	$ 24,335.24	$ 24,412.32	$ 24,277.85	$ 31,863.87	$ 314,080.84
Reconciliation Discrepancies							0.05			0.00	0.00		0.05
Total Other Expenses	$ 77,894.76	$ 77,218.33	$ 77,838.60	$ 77,594.27	$ 77,391.81	$ 61,566.67	$ 74,299.96	$ 74,280.53	$ 57,018.02	$ 68,513.91	$ 68,379.44	$ 75,965.46	$ 867,961.78
Net Other Income	-$ 77,800.87	-$ 77,201.04	-$ 77,829.32	-$ 77,585.58	-$ 77,391.93	-$ 61,557.73	-$ 74,290.52	-$ 73,983.83	-$ 57,009.52	-$ 68,399.88	-$ 68,313.43	-$ 75,956.40	-$ 867,320.05
Net Income	$ 5,428.66	$ 6,999.52	$ 3,588.71	$ 8,975.34	$ 1,596.29	$ 14,682.78	-$ 3,048.37	-$ 3,706.83	$ 26,774.70	$ 16,292.82	$ 26,162.64	$ 18,702.79	$ 122,449.05

SunnyBrook of Ft. Madison

Profit and Loss

January - December 2013

	Jan 2013	Feb 2013	Mar 2013	Apr 2013	May 2013	Jun 2013	Jul 2013	Aug 2013	Sep 2013	Oct 2013	Nov 2013	Dec 2013	Total
Income													
Additional Services Income													0.00
44010 Assisted living additional services	3,894.55	3,451.05	3,511.61	3,638.72	4,086.79	4,335.87	4,279.03	4,126.85	3,544.80	4,386.95	4,500.36	4,841.22	48,597.80
44025 Lifestyle Fee	1,000.00	1,000.00	0.00	2,000.00			1,100.00	1,900.00	1,200.00	3,000.00	1,900.00		13,100.00
44030 Waiting List Fee				50.00			50.00		100.00	50.00			250.00
44900 Individual Meal Ticket Sales								120.00	360.00				480.00
Total Additional Services Income	$ 4,894.55	$ 4,451.05	$ 3,511.61	$ 5,688.72	$ 4,086.79	$ 4,335.87	$ 5,429.03	$ 6,146.85	$ 5,204.80	$ 7,436.95	$ 6,400.36	$ 4,841.22	$ 62,427.80
Assisted Living Apartment Income													0.00
40200 Assisted living base rent	115,121.30	112,313.89	108,131.41	116,439.50	121,754.75	120,824.75	119,274.75	116,254.91	102,691.09	115,562.21	120,635.53	124,592.56	1,393,596.65
44230 2nd Person Charge	6,000.00	6,000.00	4,800.00	3,600.00	3,600.00	3,600.00	2,400.00	2,400.00	2,400.00	2,400.00	4,336.67	4,900.00	46,436.67
Total Assisted Living Apartment Income	$121,121.30	$118,313.89	$112,931.41	$120,039.50	$125,354.75	$124,424.75	$121,674.75	$118,654.91	$105,091.09	$117,962.21	$124,972.20	$129,492.56	$1,440,033.32
Dementia Income													0.00
44500 Dementia Base Rent	48,723.33	43,071.33	42,300.00	38,383.33	40,106.66	37,600.00	42,874.00	42,983.33	51,902.17	45,750.00	47,742.67	32,133.34	513,570.16
Total Dementia Income	$ 48,723.33	$ 43,071.33	$ 42,300.00	$ 38,383.33	$ 40,106.66	$ 37,600.00	$ 42,874.00	$ 42,983.33	$ 51,902.17	$ 45,750.00	$ 47,742.67	$ 32,133.34	$ 513,570.16
Total Income	$174,739.18	$165,836.27	$158,743.02	$164,111.55	$169,548.20	$166,360.62	$169,977.78	$167,785.09	$162,198.06	$171,149.16	$179,115.23	$166,467.12	$2,016,031.28
Gross Profit	$174,739.18	$165,836.27	$158,743.02	$164,111.55	$169,548.20	$166,360.62	$169,977.78	$167,785.09	$162,198.06	$171,149.16	$179,115.23	$166,467.12	$2,016,031.28
Expenses													
Auto Expenses													0.00
61036 Gas and Services	122.88	173.41	166.01	653.73	153.21	210.48	220.92	116.00	441.97	57.14	105.00	1,458.42	3,879.17
61800 Operations mileage		260.63	175.73	253.12	375.53	133.05	183.06	366.27	143.62	838.46		24.86	2,744.33
61845 Auto License Renewal												243.50	243.50
Total Auto Expenses	$ 122.88	$ 434.04	$ 341.74	$ 906.85	$ 528.74	$ 343.53	$ 403.98	$ 482.27	$ 585.59	$ 895.60	$ 105.00	$ 1,726.78	$ 6,867.00
Bad Debt Expenses			-1,044.00			1,044.00							0.00
64730 Bad Debts	522.00	522.00				-221.00	-815.00	4.00	64.00	379.00	16.00	130.00	601.00
Total Bad Debt Expenses	$ 522.00	$ 522.00	-$ 1,044.00	$ 0.00	$ 0.00	$ 823.00	-$ 815.00	$ 4.00	$ 64.00	$ 379.00	$ 16.00	$ 130.00	$ 601.00
Insurance expenses													0.00
68000 Insurance			0.00	0.00									0.00
68250 Property Insurance	915.45	915.45	1,100.45	915.45	915.45	1,096.52	945.30	828.28	1,099.80	945.28	914.80	1,130.29	11,722.52
68260 Auto Insurance	43.48	43.48	43.48	43.48	43.48	25.48	41.83	41.82	40.46	41.83	40.46	41.83	491.15
68270 General Liability Insurance	309.47	309.47	309.47	309.47	309.47	650.23	378.46	378.47	366.26	378.48	366.26	378.47	4,443.98
68500 WC Insurance	2,317.00	2,059.00	2,186.00	2,267.00	2,501.00	2,000.00	2,386.00	2,381.00	2,320.00	2,355.00	3,092.79	2,225.00	28,089.79
Total Insurance expenses	$ 3,585.40	$ 3,327.40	$ 3,639.40	$ 3,535.40	$ 3,769.40	$ 3,772.23	$ 3,751.59	$ 3,629.57	$ 3,826.54	$ 3,720.59	$ 4,414.33	$ 3,775.59	$ 44,747.44
Legal & Professional Fees													0.00
66100 Legal			64.50										64.50
66500 Accounting Expenses	695.00	565.00	990.00				385.00	220.00				325.00	3,180.00
66700 Dues, Memberships, Subscriptions	1,338.41	158.41	158.41	158.41	158.41	102.47	161.89	161.90	156.67	161.89	156.68	161.89	3,125.44
68200 Permits & Licenses	34.50	34.50	34.50	34.50	34.50	54.50	102.00	34.50	34.50	34.50	34.50	34.50	501.50
Total Legal & Professional Fees	$ 2,067.91	$ 757.91	$ 1,247.41	$ 192.91	$ 192.91	$ 246.97	$ 648.89	$ 416.40	$ 191.17	$ 196.39	$ 191.18	$ 521.39	$ 6,871.44

Maintenance expenses													0.00
61125 Maintenance Equipment Rental	15.58												15.58
63605 Equipment Repair	-294.04	199.02	106.92		275.96			34.78	771.74	862.80	303.20		2,320.11
64000 Building Maintenance	1,681.48	472.45	600.43	704.60	3,167.18	847.66	917.83	1,068.67	1,269.35	1,213.15	1,062.59	892.10	15,812.47
64050 Building Decor & Accessories	46.94	14.22	231.00		32.05	53.49	175.68		174.65		224.64	498.05	1,450.72
64100 Grounds Maintenance	712.85	510.00	100.58	1,022.43	1,864.00	629.89	1,451.87	58.83	805.00	938.53	490.77	533.68	9,108.43
64200 Preventative Maintenance	0.00	338.85	276.85	192.46	192.46	147.98	527.00	543.37	190.36	190.36	190.36	196.69	2,986.71
64500 Trash Removal	214.00	214.00	214.00	214.00	214.00	214.00	214.00	214.00	299.00	214.00	214.00	214.00	2,653.00
64600 Pest Control	112.35	117.70	117.70	117.70	117.70	117.70	117.70	117.70	117.70	117.70	117.70	117.70	1,407.05
Total Maintenance expenses	**$ 2,491.14**	**$ 1,866.24**	**$ 1,797.48**	**$ 2,251.19**	**$ 5,863.05**	**$ 2,010.72**	**$ 3,404.08**	**$ 2,962.36**	**$ 3,627.79**	**$ 3,536.56**	**$ 3,503.25**	**$ 2,450.22**	**$ 35,754.07**
Management expenses													0.00
65510 Management support fee	8,421.79	8,689.02	7,855.11	8,277.17	8,587.08	8,136.77	8,363.89	8,240.78	8,275.88	8,263.66	8,619.68	8,933.21	100,684.07
Total Management expenses	**$ 8,421.79**	**$ 8,689.02**	**$ 7,855.11**	**$ 8,277.17**	**$ 8,587.08**	**$ 8,136.77**	**$ 8,363.89**	**$ 8,240.78**	**$ 8,275.88**	**$ 8,263.66**	**$ 8,619.68**	**$ 8,933.21**	**$ 100,684.07**
Marketing expenses													0.00
61825 Meals and entertainment		86.28	21.51		10.00	8.88		46.00	15.06	60.90			247.62
62000 Marketing	181.73	212.66	1,446.63	582.40	609.48	1,076.78	772.95	683.91	324.72	1,346.59	1,255.81	1,240.35	9,764.21
62005 Media Advertising	188.25	279.35	299.63	188.26	328.25	312.74	567.42	396.00	251.73	722.58	1,043.33	657.33	5,264.87
62010 Donations	-500.00				550.00	1.00	500.00	135.00	800.00	375.40		100.00	1,961.40
62015 Gifts	176.55		96.81	87.74	37.45		47.45	235.40	80.25	42.80			808.45
Total Marketing expenses	**$ 46.53**	**$ 577.47**	**$ 1,866.58**	**$ 858.40**	**$ 1,565.18**	**$ 1,399.38**	**$ 1,917.82**	**$ 1,496.31**	**$ 1,471.76**	**$ 2,548.27**	**$ 2,299.14**	**$ 1,997.68**	**$ 18,044.55**
Office expenses													0.00
61200 Postage	91.50	97.59	92.00	150.04	95.64	93.52	149.30	100.00	92.00	92.00	199.22	95.04	1,344.85
61300 Copier and copies	472.65	273.34	544.87	511.43	660.87	275.51	350.34	618.07	561.20	297.06	362.97	761.70	5,690.01
61500 Office Supplies	183.50	147.59	100.73	139.95	103.13	271.73	167.58	65.78	117.56	166.96	127.26	12.92	1,624.62
61820 Piano Lease	300.00	300.00	300.00	300.00	300.00	300.00	300.00	300.00	300.00	300.00	300.00	300.00	3,600.00
61830 Hotel								110.88	191.47	714.96	63.83		1,081.14
67200 Computer Expense	85.43	56.31	38.46	70.55	38.46	38.46	38.46	38.46	38.46	323.58	38.46	38.46	843.55
68300 Bank Charges	44.26												44.26
Total Office expenses	**$ 1,177.34**	**$ 874.83**	**$ 1,076.06**	**$ 1,171.97**	**$ 1,207.10**	**$ 979.22**	**$ 1,005.68**	**$ 1,233.19**	**$ 1,300.72**	**$ 1,914.46**	**$ 1,088.74**	**$ 1,208.12**	**$ 14,237.43**
Payroll expenses													0.00
67100 Wages	50,810.81	41,273.17	43,244.59	45,755.88	46,262.67	43,904.41	48,523.85	48,769.12	47,523.07	48,075.30	47,609.90	45,423.06	557,256.84
67105 Benefits	3,500.00	4,500.00	4,800.00	4,800.00	5,200.00	5,200.00	5,200.00	5,200.00	5,200.00	5,200.00	5,200.00	5,200.00	59,200.00
67110 PTO Expenses	3,157.68	2,790.38	2,661.55	3,059.73	3,059.73	2,808.28	2,753.84	3,540.56	3,488.11	3,281.28	3,082.39	2,846.92	36,530.37
67125 Employee Transfer Wages	798.00	3,128.22	2,510.06	711.30	1,768.55	1,155.38	1,256.84	642.45	1,550.74	1,666.30	3,070.31	1,550.96	19,839.20
67290 OT Premium	701.97	840.42	1,024.83	309.94	666.35	738.29	830.29	254.65	260.82	541.26	1,992.75	517.17	8,698.74
67300 PR and Admin Fees	1,697.10	1,337.59	1,371.70	1,481.70	1,463.77	1,448.17	1,580.29	1,529.56	1,546.54	1,486.01	1,610.04	1,527.63	18,110.09
75400 FICA	4,100.56	3,144.82	3,484.43	3,579.37	3,636.15	3,533.48	3,745.84	3,720.00	3,729.70	3,738.36	3,801.21	4,015.51	44,229.43
75600 FUTA	314.09	240.36	240.97	221.68	200.96	64.12	77.52	62.76	60.47	39.96	72.80	5.05	1,623.76
75700 SUTA	990.24	718.09	770.86	839.60	887.84	779.21	895.48	817.38	787.49	718.05	728.32	748.04	9,676.60
Total Payroll expenses	**$ 66,070.43**	**$ 57,973.03**	**$ 60,111.99**	**$ 60,759.20**	**$ 63,236.02**	**$ 59,671.32**	**$ 64,863.95**	**$ 64,566.49**	**$ 64,166.94**	**$ 64,746.68**	**$ 67,165.74**	**$ 61,833.24**	**$ 755,165.03**
Personnel Expenses													0.00
61700 Advertising Employment					139.20							708.36	847.56
61750 Employee Screening	154.00	75.00	199.00	122.00	61.00	152.00	244.00	61.00					1,068.00
61775 Employee Uniforms		141.83	359.85		202.28		248.32	194.51	512.51		188.87	270.60	2,118.77
61850 Continuing Education	168.52	309.80	183.38	149.70	112.91	106.96	183.48	456.65	664.30	783.96	24.96	140.51	3,455.07
61875 Employee Appreciation	80.00	127.42	153.15		142.86	34.64	19.79		50.00	143.58	52.82	926.72	1,730.98
Total Personnel Expenses	**$ 402.52**	**$ 744.05**	**$ 875.36**	**$ 271.70**	**$ 658.25**	**$ 383.60**	**$ 705.57**	**$ 712.16**	**$ 1,226.81**	**$ 927.53**	**$ 266.64**	**$ 2,046.19**	**$ 9,220.38**

Service expenses													0.00
61900 Nursing Supplies	8.94	3.30		26.20	5.05		106.98	48.88	36.10	75.00	235.00		545.45
63000 Additional services resident personal care	173.55	225.41	67.80	105.09	107.79	33.90	101.79		104.79	108.44	68.48	15.00	1,110.73
63100 Housekeeping	806.58	486.59	306.83	469.28	666.30	576.13	446.81	439.04	303.49	511.57	624.66	762.82	6,404.09
63200 Laundry supplies	218.15	237.04		203.38	220.21	137.04		137.29	324.19	161.82	219.86	175.02	2,025.00
63300 Food Service	10,230.49	10,209.41	9,931.68	9,233.45	10,164.98	10,186.86	9,836.03	11,248.41	9,463.02	9,875.95	11,760.81	16,380.01	128,521.10
63305 Small Wares	293.73	174.28	128.07	173.31	134.03	181.67		376.75	268.87	4.46	184.23	225.28	2,144.66
63310 Kitchen Chemicals / Paper	1,088.12	421.33	565.80	572.19	587.11	515.53	672.37	722.05	591.52	637.56	753.21	949.20	8,075.98
63610 Activities Events	296.58	442.53	555.18	364.86	188.41	394.66	469.57	488.06	480.92	213.96	1,201.12	489.70	5,586.52
Total Service expenses	$ 13,006.12	$ 12,199.87	$ 11,648.42	$ 11,148.36	$ 12,093.97	$ 12,025.82	$ 11,633.58	$ 13,461.38	$ 11,572.90	$ 11,586.75	$ 15,038.37	$ 18,997.03	$ 154,412.53
Tax Expenses													0.00
68850 Real Estate Taxes	9,648.00	9,648.00	9,648.00	9,648.00	9,648.00	9,648.00	9,648.00	8,937.00	8,936.00	8,936.00	8,936.00	5,376.69	108,657.69
Total Tax Expenses	$ 9,648.00	$ 9,648.00	$ 9,648.00	$ 9,648.00	$ 9,648.00	$ 9,648.00	$ 9,648.00	$ 8,937.00	$ 8,936.00	$ 8,936.00	$ 8,936.00	$ 5,376.69	$ 108,657.69
Utilities													0.00
61000 Electricity	4,487.57	4,483.29	3,840.50	3,227.82	3,057.91	2,689.61	4,708.22	4,079.74	4,806.37	3,352.25	3,424.45	4,028.82	47,284.55
61050 Natural gas	799.91	733.54	722.52	485.08	353.33	303.88	277.57	227.94	236.66	271.03	393.74	650.35	5,455.55
61100 Water and Sewer	1,252.90	1,280.78	1,152.90	1,143.91	2,377.70		1,188.85	1,098.98	1,081.00	1,170.88	1,081.00	1,179.86	13,988.74
61150 Telephone	1,907.08	1,946.20	1,878.44	1,901.58	1,958.61	1,981.67	1,981.82	1,862.28	1,926.30	1,972.15	2,042.94	2,050.64	23,409.71
61250 Cell Phone	119.19	176.09	168.08	168.06	168.06	164.58		172.14		447.54	47.34	159.33	1,788.38
61400 Cable TV	1,002.82	1,014.72	1,008.77	1,044.87	1,044.87	1,044.87	1,044.87	1,162.84	1,103.86	1,103.86	1,103.87	1,103.87	12,784.09
Total Utilities	$ 9,569.47	$ 9,614.57	$ 8,769.21	$ 7,971.32	$ 8,960.48	$ 6,184.61	$ 9,291.33	$ 9,503.92	$ 9,244.19	$ 8,317.71	$ 8,093.34	$ 9,173.87	$ 104,691.02
Total Expenses	$117,131.53	$107,218.43	$107,832.76	$106,992.46	$116,300.18	$105,625.17	$114,823.33	$115,645.82	$114,490.32	$115,989.23	$119,737.41	$118,167.01	$1,359,953.65
Net Operating Income	$ 57,607.65	$ 58,617.84	$ 50,910.26	$ 57,119.09	$ 53,248.02	$ 60,735.45	$ 55,154.45	$ 52,139.27	$ 47,707.74	$ 55,159.93	$ 59,377.82	$ 48,300.11	$ 656,077.63
Other Income													
Other Income													0.00
45000 Additional income					500.00								500.00
45010 Interest income		31.87	17.13	16.57	17.26	16.96	17.80	17.86	17.51	18.38	17.77	18.62	207.73
Total Other Income	$ 0.00	$ 31.87	$ 17.13	$ 16.57	$ 517.26	$ 16.96	$ 17.80	$ 17.86	$ 17.51	$ 18.38	$ 17.77	$ 18.62	$ 707.73
Total Other Income	$ 0.00	$ 31.87	$ 17.13	$ 16.57	$ 517.26	$ 16.96	$ 17.80	$ 17.86	$ 17.51	$ 18.38	$ 17.77	$ 18.62	$ 707.73
Other Expenses													
Amortization and Depreciation Expense													0.00
69000 Amortization Expense	7,322.35	7,322.35	7,322.35	7,322.35	7,322.35	7,322.37	7,322.35	7,322.35	7,322.35	7,322.35	7,322.35	7,322.35	87,868.22
69500 Depreciation	18,038.40	18,038.40	18,038.40	18,038.40	18,038.40	18,463.73	18,038.40	18,038.40	18,359.41	18,157.61	18,157.61	18,157.61	217,564.77
Total Amortization and Depreciation Expense	$ 25,360.75	$ 25,360.75	$ 25,360.75	$ 25,360.75	$ 25,360.75	$ 25,786.10	$ 25,360.75	$ 25,360.75	$ 25,681.76	$ 25,479.96	$ 25,479.96	$ 25,479.96	$ 305,432.99
Financing expenses													0.00
68105 Loan Interest	12,580.92	12,563.90	12,546.84	12,529.73	12,512.58	12,495.39	12,478.15	12,460.87	12,443.54	12,426.17	12,408.76	12,391.29	149,838.13
68390 HUD Audit Fee												7,500.00	7,500.00
MIP Expense	4,158.03	3,755.64	4,158.03	4,023.90	4,158.03	2,167.11	1,855.08	3,807.48	3,767.64	2,277.51	1,072.40	2,038.15	38,150.00
Total Financing expenses	$ 16,738.95	$ 16,319.54	$ 16,704.87	$ 16,553.63	$ 16,670.61	$ 14,662.50	$ 14,333.23	$ 16,268.35	$ 16,211.18	$ 14,703.68	$ 14,381.15	$ 21,929.44	$ 195,497.13
Reconciliation Discrepancies										0.00	0.00		0.00
Total Other Expenses	$ 42,099.70	$ 41,680.29	$ 42,065.62	$ 41,914.38	$ 42,031.36	$ 40,448.60	$ 39,693.98	$ 41,649.10	$ 41,892.94	$ 40,183.64	$ 39,861.11	$ 47,409.40	$ 500,930.12
Net Other Income	-$ 42,099.70	-$ 41,648.42	-$ 42,048.49	-$ 41,897.81	-$ 41,514.10	-$ 40,431.64	-$ 39,676.18	-$ 41,631.24	-$ 41,875.43	-$ 40,165.26	-$ 39,843.34	-$ 47,390.78	-$ 500,222.39
Net Income	$ 15,507.95	$ 16,969.42	$ 8,861.77	$ 15,221.28	$ 11,733.92	$ 20,303.81	$ 15,478.27	$ 10,508.03	$ 5,832.31	$ 14,994.67	$ 19,534.48	$ 909.33	$ 155,855.24

SunnyBrook of Mt. Pleasant
Profit and Loss
January - December 2013

	Jan 2013	Feb 2013	Mar 2013	Apr 2013	May 2013	Jun 2013	Jul 2013	Aug 2013	Sep 2013	Oct 2013	Nov 2013	Dec 2013	Total
Income													
Additional Services Income													0.00
44010 Assisted living additional services	4,426.24	4,398.83	3,055.00	3,363.68	3,101.50	3,094.50	3,423.18	3,232.50	3,232.50	3,852.20	4,090.54	3,828.36	43,069.03
44030 Waiting List Fee	150.00		50.00	150.00			150.00	150.00		150.00	100.00	150.00	1,050.00
Total Additional Services Income	$ 4,576.24	$ 4,398.83	$ 3,105.00	$ 3,513.68	$ 3,101.50	$ 3,094.50	$ 3,573.18	$ 3,382.50	$ 3,232.50	$ 4,002.20	$ 4,190.54	$ 3,978.36	$ 44,119.03
Assisted living apartment income													0.00
40200 Assisted living base rent	114,190.48	119,999.20	103,571.48	102,815.87	105,261.95	115,321.13	105,612.71	110,165.33	110,441.40	121,131.77	116,879.32	120,811.01	1,346,201.65
44025 LifeStyle Fee			1,000.00	1,000.00						1,000.00			3,000.00
44290 2nd person charge								1,350.00	4,050.00	4,050.00	4,050.00	4,050.00	17,550.00
Total Assisted living apartment income	$114,190.48	$119,999.20	$104,571.48	$103,815.87	$105,261.95	$115,321.13	$105,612.71	$111,515.33	$114,491.40	$126,181.77	$120,929.32	$124,861.01	$1,366,751.65
Dementia Income													0.00
44500 Dementia Base Rent	31,497.32	29,969.80	44,561.29	49,065.29	50,557.00	50,388.21	46,542.00	46,824.40	46,086.00	57,086.00	52,186.00	52,186.00	556,949.31
Total Dementia Income	$ 31,497.32	$ 29,969.80	$ 44,561.29	$ 49,065.29	$ 50,557.00	$ 50,388.21	$ 46,542.00	$ 46,824.40	$ 46,086.00	$ 57,086.00	$ 52,186.00	$ 52,186.00	$ 556,949.31
Services		29.58									22.11		51.69
Total Income	$150,264.04	$154,397.41	$152,237.77	$156,394.84	$158,920.45	$168,773.84	$155,727.89	$161,722.23	$163,809.90	$187,269.97	$177,327.97	$181,025.37	$1,967,871.69
Gross Profit	$150,264.04	$154,397.41	$152,237.77	$156,394.84	$158,920.45	$168,773.84	$155,727.89	$161,722.23	$163,809.90	$187,269.97	$177,327.97	$181,025.37	$1,967,871.69
Expenses													
Auto Expenses													0.00
61036 Gas and Services	388.34	230.89	94.77	241.30	440.94	250.78	312.69	267.03	420.04	323.79	244.76	325.60	3,540.95
61800 Operations Mileage	53.11	81.20	28.25	176.28	144.92	100.00	117.52	292.13	362.40	579.13	200.00	232.77	2,367.71
Total Auto Expenses	$ 441.45	$ 312.09	$ 123.02	$ 417.58	$ 585.86	$ 350.78	$ 430.21	$ 559.16	$ 782.44	$ 902.92	$ 444.76	$ 558.37	$ 5,908.66
Bad Debt Expenses													0.00
64700 Bad Debts	493.00	493.00	503.00	503.00	512.00	512.00	512.00	512.00	512.00	512.00	1,351.00	1,021.00	7,436.00
Total Bad Debt Expenses	$ 493.00	$ 493.00	$ 503.00	$ 503.00	$ 512.00	$ 512.00	$ 512.00	$ 512.00	$ 512.00	$ 512.00	$ 1,351.00	$ 1,021.00	$ 7,436.00
Insurance expenses													0.00
68250 Property Insurance	772.24	772.24	957.24	772.24	772.24	931.61	793.56	714.57	952.97	793.57	767.96	978.57	9,979.01
68260 Auto Insurance	43.48	43.48	43.48	43.48	43.48	25.48	41.83	41.82	40.48	41.83	40.48	41.83	491.15
68270 General Liability Insurance	302.44	302.44	302.44	302.44	302.44	638.42	370.39	370.38	358.45	370.38	358.44	370.38	4,349.04
68500 WC Insurance	2,431.00	2,145.00	2,499.00	2,587.00	2,729.00	2,200.00	2,395.00	2,498.00	2,321.00	2,501.00	3,059.27	2,402.00	29,767.27
Total Insurance expenses	$ 3,549.16	$ 3,263.16	$ 3,802.16	$ 3,705.16	$ 3,847.16	$ 3,795.51	$ 3,600.78	$ 3,624.77	$ 3,672.90	$ 3,706.78	$ 4,226.15	$ 3,792.78	$ 44,586.47
Legal & Professional													0.00
66000 Consulting Fees	1,134.00	1,134.00	1,134.00	1,599.00	1,134.00	1,134.00	1,134.00	1,134.00	1,134.00	1,134.00		-2,416.83	9,388.17
66100 Legal Fees			64.50										64.50
66500 Accounting Expense	515.00	380.00		105.00			685.00					305.00	1,990.00
66700 Dues, Memberships, Subscriptions	2,169.91	264.91	264.91	264.91	304.91	254.48	268.39	268.40	263.17	268.39	263.18	268.39	5,123.95
68200 Permits & Licenses		680.00			20.00			303.75					1,003.75
Total Legal & Professional	$ 3,818.91	$ 2,458.91	$ 1,463.41	$ 1,968.91	$ 1,458.91	$ 1,388.48	$ 2,087.39	$ 1,706.15	$ 1,397.17	$ 1,402.39	$ 263.18	-$ 1,843.44	$ 17,570.37

Maintenance expenses													0.00
61125 Maintenance Equipment Rental					251.80								251.80
63605 Equipment Repair	209.88	1,125.63	1,830.15	5,158.41	108.84	319.68	333.69	710.15			1,164.60	848.95	11,815.98
64000 Building Maintenance	1,130.06	910.54	1,278.92	1,573.05	1,273.43	1,180.26	449.55	1,428.60	1,265.67	2,441.86	2,153.83	1,325.33	16,377.09
64050 Building Decor & Accessories	390.09		448.92		948.81	2,498.54	263.62		52.13		158.15		4,756.26
64100 Grounds Maintenance	393.56	317.48	1,101.23	355.00	1,456.49	394.47	804.55	52.13		21.19	372.70	1,269.62	6,598.48
64200 Preventative Maintenance	811.05		752.50	305.00		285.00	333.80		837.78	880.00	602.68	759.72	5,547.83
64500 Trash removal	163.71	163.71	163.71	163.71	163.71	163.71	168.71	163.71	163.71	163.71	163.71	163.71	1,969.52
64600 Pest control	117.70	117.70	117.70	117.70	117.70	117.70	321.00	163.71	117.70	117.70	117.70	117.70	1,661.71
Total Maintenance expenses	$ 3,186.05	$ 2,635.06	$ 5,695.13	$ 7,672.87	$ 4,320.78	$ 4,939.38	$ 2,754.92	$ 2,516.30	$ 2,436.99	$ 3,624.46	$ 4,731.73	$ 4,485.03	$ 48,998.67
Management expenses													0.00
65510 Management Support Fee	6,093.31	7,496.97	9,307.07	7,867.38	7,487.20	8,849.88	7,697.25	6,901.16	9,451.36	8,927.56	8,818.22	9,855.30	98,752.66
Total Management expenses	$ 6,093.31	$ 7,496.97	$ 9,307.07	$ 7,867.38	$ 7,487.20	$ 8,849.88	$ 7,697.25	$ 6,901.16	$ 9,451.36	$ 8,927.56	$ 8,818.22	$ 9,855.30	$ 98,752.66
Marketing expenses													0.00
61825 Meals and Entertainment		77.50					7.27			174.68			259.45
62000 Marketing	539.97	1,058.67	1,672.99	2,869.65	3,195.36	1,510.23	1,473.55	1,478.76	1,099.31	1,508.44	2,461.42	2,667.30	21,535.65
62005 Media Advertising	538.25	882.89	1,374.58	738.26	1,107.70	1,279.49	685.42	893.52	487.86	742.70	578.33	521.22	9,830.22
62015 Gifts		144.40	141.68	38.09	63.84	150.65				40.66	79.34	117.50	776.16
Total Marketing expenses	$ 1,078.22	$ 2,163.46	$ 3,189.25	$ 3,646.00	$ 4,366.90	$ 2,940.37	$ 2,166.24	$ 2,372.28	$ 1,587.17	$ 2,466.48	$ 3,119.09	$ 3,306.02	$ 32,401.49
Office expenses													0.00
61200 Postage	90.00	184.00	190.77	92.00	181.26	168.80	217.00	171.00	55.20	276.00	184.00	92.00	1,902.03
61300 Copier and Copies	310.49	619.04	315.39	539.89	308.38	318.34	1,057.06	310.28	315.31	327.72	368.33	879.59	5,686.82
61500 Office Supplies	105.11	229.23	255.94	5.35	293.54	217.22	225.21	130.00	144.49	73.71	153.39	62.36	1,892.55
61820 Piano Lease	300.00	300.00	300.00	300.00	300.00	300.00	300.00	300.00	300.00	300.00	300.00	300.00	3,600.00
61830 Hotel		59.09	50.40					99.68		591.34		60.48	860.99
67200 Computer Expense	178.92	58.31	38.46	505.92	38.46	38.46	38.46	38.46	38.46	38.46	38.46	108.79	1,156.62
68300 Bank Charges	34.56	11.10	12.17	9.45	6.15	7.62	7.61	13.04	32.01	5.86	6.07	4.18	151.01
68310 Late Fees & Service charges		17.17		4.49									21.66
Total Office expenses	$ 1,017.08	$ 1,471.94	$ 1,163.13	$ 1,457.10	$ 1,127.79	$ 1,050.44	$ 1,845.64	$ 1,063.36	$ 885.47	$ 1,613.08	$ 1,048.25	$ 1,507.40	$ 15,250.68
Payroll expenses													0.00
67100 Wages	45,054.95	42,430.49	48,096.35	48,731.37	48,904.86	46,495.21	46,145.17	47,504.80	44,016.09	47,800.80	45,630.03	45,972.83	556,882.95
67105 Benefits	3,200.00	3,200.00	3,500.00	3,500.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	3,000.00	37,400.00
67110 PTO expense	3,062.73	2,788.10	2,873.12	3,265.56	3,265.56	3,425.66	3,087.65	2,962.36	1,722.98	3,825.01	3,304.71	3,224.57	36,806.01
67125 Employee Transfer Wages	0.00	0.00	251.67	-1,280.01	-2,272.52	350.39	1,708.51	1,640.21	2,389.03	2,405.80	2,363.31	1,318.15	8,892.54
67290 OT Premium	344.75	791.47	651.78	1,288.68	980.76	541.36	437.20	1,382.33	1,448.62	1,019.55	1,163.90	892.26	10,940.66
67300 PR and Admin Fees	1,544.04	1,327.35	1,519.40	1,597.22	1,573.82	1,525.48	1,519.90	1,520.92	1,475.33	1,535.25	1,458.56	1,548.75	18,144.02
75400 FICA	3,782.60	3,277.62	3,721.64	3,983.29	3,930.59	3,782.25	3,696.87	3,758.56	3,734.39	3,694.35	3,562.46	4,042.87	44,947.49
75600 FUTA	281.20	266.79	245.92	232.86	199.17	69.58	43.79	57.63	43.84	62.62	-58.05	150.71	1,596.06
75700 SUTA	1,469.84	1,059.13	927.53	1,277.78	1,146.20	1,333.29	1,215.91	1,216.73	1,126.85	1,156.89	823.90	1,019.35	13,773.40
Total Payroll expenses	$ 58,740.11	$ 55,138.95	$ 61,787.41	$ 62,594.75	$ 60,808.44	$ 60,523.22	$ 60,853.00	$ 63,043.54	$ 58,957.13	$ 64,500.27	$ 61,246.82	$ 61,169.49	$ 729,363.13
Personnel Expenses													0.00
61750 Employee Screening				60.00	60.00	30.00	45.00	90.00	75.00	123.00		90.00	573.00
61760 Employee Injury Expense										114.00			114.00
61775 Employee Uniforms		357.61						281.03	321.14			100.48	1,060.26
61850 Continuing Education	75.91	185.00	75.86	271.37	239.85	188.02	95.66	135.00	108.69	1,128.46			2,498.02
61875 Employee appreciation	493.92	259.06	70.00	34.71	211.70	228.53	98.32	203.94	295.96	330.45	432.87	849.24	3,606.70
Total Personnel Expenses	$ 569.83	$ 801.67	$ 145.86	$ 366.08	$ 511.55	$ 442.55	$ 238.98	$ 709.97	$ 798.99	$ 1,693.91	$ 432.87	$ 1,139.72	$ 7,851.98

Services expense													0.00
61900 Nursing Supplies	332.84	126.81	196.92	63.20	71.74	8.41		64.14		22.11	313.40	149.88	1,349.45
63000 Additional Services Resident Personal care	97.23	381.97	34.51		72.98	38.93	93.74	19.88	105.56	73.87	66.21	38.93	999.81
63100 Housekeeping	934.82	882.48	492.67	721.20	651.53	921.45	668.48	626.50	638.45	633.50	538.44	699.22	8,406.04
63200 Laundry supplies	218.70	219.28	394.50	282.16	324.16	195.82	265.36	155.24	207.81	255.86	147.13	67.90	2,711.90
63300 Food Service	10,601.43	9,108.83	8,674.80	9,230.78	11,085.62	9,521.93	11,958.89	9,752.67	10,205.33	13,088.42	10,485.94	8,910.81	122,919.43
63305 Small Wares	110.93	390.19	18.69	27.19	43.88	413.67	365.54	169.07	347.32	184.48	79.05	793.39	2,944.30
63310 Kitchen Chemicals/Paper	807.22	522.54	595.07	568.24	715.85	604.92	656.66	569.21	922.36	754.04	551.52	579.56	7,636.19
63610 Activities Events	1,101.66	1,259.74	754.72	1,012.10	1,015.21	973.30	567.42	1,255.76	1,241.09	824.78	938.98	1,110.18	12,054.94
Total Services expense	$ 14,202.83	$ 12,869.82	$ 11,162.18	$ 11,882.85	$ 13,980.97	$ 12,676.43	$ 14,574.09	$ 12,613.37	$ 13,665.92	$ 15,835.06	$ 13,118.67	$ 12,338.87	$ 158,921.06
Tax Expenses													0.00
68850 Real Estate Taxes	9,540.00	9,540.00	9,540.00	9,540.00	9,540.00	9,540.00	9,540.00	9,382.00	9,380.00	9,380.00	9,380.00	8,582.00	112,884.00
Total Tax Expenses	$ 9,540.00	$ 9,540.00	$ 9,540.00	$ 9,540.00	$ 9,540.00	$ 9,540.00	$ 9,540.00	$ 9,382.00	$ 9,380.00	$ 9,380.00	$ 9,380.00	$ 8,582.00	$ 112,884.00
Utilities expenses													0.00
61000 Electricity	6,083.41	5,868.32	5,728.08	5,277.78	4,498.53	4,283.15	4,182.41	4,952.68	4,990.97	4,788.16	4,310.39	5,465.52	60,402.38
61050 Natural Gas	1,322.98	1,308.19	1,375.10	1,058.78	652.50	335.31	195.77	291.34	235.64	312.78	509.34	872.02	8,487.73
61100 Water and sewer	1,674.84	1,648.92	1,639.48	1,635.12	1,759.19	1,802.47	1,719.75	1,750.01	1,803.37	2,088.65	1,809.24	1,880.86	21,209.90
61150 Telephone	698.73	815.91	698.69	708.32	748.00	787.62	687.00	697.31	764.01	679.18	602.78	761.40	8,626.93
61250 Cell Phone	149.19	149.19	188.73	148.95	148.95	147.12	145.00	154.86	-145.00	440.61		141.81	1,669.41
61400 Cable TV	1,088.73	1,088.73	1,088.73	1,132.27	1,132.27	1,132.27	1,132.27	1,132.27	1,132.27	1,132.27	1,132.27	1,132.27	13,456.62
Total Utilities expenses	$ 10,997.88	$ 10,877.26	$ 10,714.81	$ 9,959.18	$ 8,934.44	$ 8,457.94	$ 8,062.20	$ 8,978.47	$ 8,781.26	$ 9,441.65	$ 8,364.00	$ 10,253.88	$ 113,832.97
Total Expenses	$113,727.83	$109,522.29	$118,596.43	$121,580.86	$117,482.00	$115,476.95	$114,362.70	$113,982.53	$112,308.80	$124,006.56	$116,544.76	$116,166.42	$1,393,758.13
Net Operating Income	$ 36,536.21	$ 44,875.12	$ 33,641.34	$ 34,813.98	$ 41,438.45	$ 53,296.89	$ 41,365.19	$ 47,739.70	$ 51,501.10	$ 63,263.41	$ 60,783.21	$ 64,858.98	$ 574,113.55
Other Income													
Other Income													0.00
45010 Interest Income	6.91			22.66	7.83	15.98		8.33	7.76	6.85	7.68	8.07	92.07
Total Other Income	$ 6.91	$ 0.00	$ 0.00	$ 22.66	$ 7.83	$ 15.98	$ 0.00	$ 8.33	$ 7.76	$ 6.85	$ 7.68	$ 8.07	$ 92.07
Total Other Income	$ 6.91	$ 0.00	$ 0.00	$ 22.66	$ 7.83	$ 15.98	$ 0.00	$ 8.33	$ 7.76	$ 6.85	$ 7.68	$ 8.07	$ 92.07
Other Expenses													
69000 Amortization	9,762.84	9,762.84	9,762.84	9,762.84	9,762.84	10,976.84	9,762.84	9,762.84	10,282.62	9,955.48	9,955.48	9,955.48	119,405.78
69500 Depreciation	24,194.88	24,194.88	24,194.88	24,194.88	24,194.88	7,253.26	24,194.88	24,194.88	16,312.19	21,588.02	21,720.10	21,731.71	257,969.44
Financing expense													0.00
68105 Mortgage Interest	12,352.83	12,335.75	12,318.61	12,301.43	12,284.19	12,266.90	12,249.57	12,232.18	12,214.74	12,197.25	12,179.71	12,162.12	147,095.28
68390 Hud Audit Fee												7,500.00	7,500.00
MIP Expense	1,781.25	1,781.25	1,781.25	1,781.25	1,781.25	1,653.01	1,774.37	1,774.36	1,717.13	1,774.37	1,717.13	1,774.36	21,090.98
Total Financing expense	$ 14,134.08	$ 14,117.00	$ 14,099.86	$ 14,082.68	$ 14,065.44	$ 13,919.91	$ 14,023.94	$ 14,006.54	$ 13,931.87	$ 13,971.62	$ 13,896.84	$ 21,436.48	$ 175,686.26
Reconciliation Discrepancies										0.00	0.00		0.00
Total Other Expenses	$ 48,091.80	$ 48,074.72	$ 48,057.58	$ 48,040.40	$ 48,023.16	$ 32,150.01	$ 47,981.66	$ 47,964.26	$ 40,526.68	$ 45,515.12	$ 45,572.42	$ 53,123.67	$ 553,121.48
Net Other Income	-$ 48,084.89	-$ 48,074.72	-$ 48,057.58	-$ 48,017.74	-$ 48,015.33	-$ 32,134.03	-$ 47,981.66	-$ 47,955.93	-$ 40,518.92	-$ 45,508.27	-$ 45,564.74	-$ 53,115.60	-$ 553,029.41
Net Income	-$ 11,548.68	-$ 3,199.60	-$ 14,416.24	-$ 13,203.76	-$ 6,576.88	$ 21,162.86	-$ 6,616.47	-$ 216.23	$ 10,982.18	$ 17,755.14	$ 15,218.47	$ 11,743.38	$ 21,084.14

SunnyBrook of Muscatine
Profit and Loss
January - December 2013

	Jan 2013	Feb 2013	Mar 2013	Apr 2013	May 2013	Jun 2013	Jul 2013	Aug 2013	Sep 2013	Oct 2013	Nov 2013	Dec 2013	Total
Income													
Additional Services Income													0.00
44000 Assisted living services	3,487.87	3,542.87	4,851.21	5,014.96	4,824.13	4,948.75	5,657.05	7,072.40		5,307.60	1,284.25	-24.59	45,948.49
44010 Assisted living additional services	7,013.13	7,577.16	8,166.31	9,393.56	9,070.42	9,179.74	9,618.98	8,392.41	8,039.80	7,074.67	8,695.83	6,460.51	97,582.52
44025 Lifestyle Fee	6,000.00	-900.00	1,000.00		4,100.00	2,800.00			1,500.00	4,000.00	2,900.00	1,500.00	22,900.00
44030 Waiting List Fee	250.00				200.00	150.00				50.00	150.00		800.00
44900 Individual Meal Ticket Sales								232.00	413.00	376.00	108.00	111.00	1,237.00
44950 Ten Meal Ticket Card Sales									180.00	180.00	60.00	90.00	510.00
Total Additional Services Income	**$ 16,731.00**	**$ 10,220.03**	**$ 14,017.52**	**$ 14,408.51**	**$ 18,194.55**	**$ 17,078.49**	**$ 15,276.03**	**$ 15,696.81**	**$ 10,129.80**	**$ 17,808.27**	**$ 11,198.08**	**$ 8,136.92**	**$ 168,976.01**
Assisted living apartment income													0.00
40200 Assisted living base rent	149,005.78	145,196.69	148,824.31	148,254.24	153,371.87	151,843.97	153,249.15	145,997.24	149,530.33	140,937.00	150,002.21	151,706.88	1,787,919.67
44230 2nd Person Charge	4,050.00	4,050.00	4,050.00	2,482.26	2,700.00	2,700.00	4,860.00	4,050.00	4,050.00	4,200.00	2,800.00	2,800.00	42,792.26
Total Assisted living apartment income	**$153,055.78**	**$149,246.69**	**$152,874.31**	**$150,736.50**	**$156,071.87**	**$154,543.97**	**$158,109.15**	**$150,047.24**	**$153,580.33**	**$145,137.00**	**$152,802.21**	**$154,506.88**	**$1,830,711.93**
Dementia Income													0.00
44500 Dementia Base Rent	46,562.82	56,571.42	50,614.68	52,521.62	47,474.10	45,894.49	51,066.55	50,756.55	56,906.55	81,222.55	76,752.55	82,359.97	698,703.85
Total Dementia Income	**$ 46,562.82**	**$ 56,571.42**	**$ 50,614.68**	**$ 52,521.62**	**$ 47,474.10**	**$ 45,894.49**	**$ 51,066.55**	**$ 50,756.55**	**$ 56,906.55**	**$ 81,222.55**	**$ 76,752.55**	**$ 82,359.97**	**$ 698,703.85**
Discounts given									8.00				8.00
Total Income	**$216,349.60**	**$216,038.14**	**$217,506.51**	**$217,666.63**	**$221,740.52**	**$217,516.95**	**$224,451.73**	**$216,500.60**	**$220,624.68**	**$244,247.82**	**$240,752.84**	**$245,003.77**	**$2,698,399.79**
Gross Profit	**$216,349.60**	**$216,038.14**	**$217,506.51**	**$217,666.63**	**$221,740.52**	**$217,516.95**	**$224,451.73**	**$216,500.60**	**$220,624.68**	**$244,247.82**	**$240,752.84**	**$245,003.77**	**$2,698,399.79**
Expenses													
Auto expenses													0.00
61036 Gas and services	145.90	182.14	228.80	291.07	252.13	257.08	169.92	246.07	703.84	178.36	296.62	226.26	3,178.19
61800 Operations mileage	202.27	424.31	255.38	313.01	485.79	331.66	684.72	393.94	209.05	546.93		213.01	4,060.07
61845 Auto License Renewal	243.50											243.50	487.00
Total Auto expenses	**$ 591.67**	**$ 606.45**	**$ 484.18**	**$ 604.08**	**$ 737.92**	**$ 588.74**	**$ 854.64**	**$ 640.01**	**$ 912.89**	**$ 725.29**	**$ 296.62**	**$ 682.77**	**$ 7,725.26**
Bad Debt Expense													0.00
64700 Bad Debts	653.00	667.00	681.00	695.00	709.00	709.00	709.00	-1,363.12	-1,239.01	403.00	-1,163.00	658.00	2,118.87
Total Bad Debt Expense	**$ 653.00**	**$ 667.00**	**$ 681.00**	**$ 695.00**	**$ 709.00**	**$ 709.00**	**$ 709.00**	**-$ 1,363.12**	**-$ 1,239.01**	**$ 403.00**	**-$ 1,163.00**	**$ 658.00**	**$ 2,118.87**
Insurance expenses													0.00
68250 Property Insurance	1,114.16	1,114.16	1,299.16	1,114.16	1,052.98	1,355.41	1,150.45	995.45	1,298.33	1,150.45	1,113.34	1,335.45	14,093.50
68260 Auto Insurance	43.48	43.48	43.48	43.48	41.09	42.71	44.39	44.38	42.96	44.38	42.95	44.39	521.17
68270 General Liability Insurance	416.40	416.40	416.40	416.40	393.52	858.93	502.56	502.55	488.34	502.55	486.35	502.55	5,900.05
68500 WC Insurance	2,893.00	2,569.00	2,904.00	3,001.00	3,225.00	2,541.00	2,841.00	3,129.00	3,136.00	3,304.00	4,013.39	3,182.00	36,738.39
Total Insurance expenses	**$ 4,467.04**	**$ 4,143.04**	**$ 4,663.04**	**$ 4,575.04**	**$ 4,712.59**	**$ 4,798.05**	**$ 4,538.40**	**$ 4,671.38**	**$ 4,963.63**	**$ 5,001.38**	**$ 5,656.03**	**$ 5,064.39**	**$ 57,254.01**
Legal & Professional Fees													0.00
66000 Consulting Fee						0.00	0.00						0.00
66500 Accounting Expense	1,320.00			105.00				380.00					1,805.00
66700 Dues, Memberships, Subscript	361.75	306.75	306.75	608.25	298.78	314.72	465.87	312.01	304.12	455.87	524.67	312.01	4,571.55
68100 Professional Fees			64.50										64.50
68200 Permits & Licenses	49.50	49.50	49.50	70.50	49.50	57.50	49.50	49.50	49.50	549.50	49.50	-0.50	1,073.00
Total Legal & Professional Fees	**$ 1,731.25**	**$ 356.25**	**$ 420.75**	**$ 783.75**	**$ 348.28**	**$ 372.22**	**$ 515.37**	**$ 741.51**	**$ 353.62**	**$ 1,005.37**	**$ 574.17**	**$ 311.51**	**$ 7,514.05**

Maintenance expenses													0.00
63605 Equipment Repair	906.07	464.38	432.64	641.03	1,771.35	700.99	297.97	198.81	223.47	1,351.68	1,362.39	1,004.93	9,355.71
64000 Building Maintenance	2,210.24	1,819.71	1,054.62	678.75	1,917.95	-246.00	3,461.21	354.40	2,873.16	2,346.24	2,257.68	566.18	19,293.34
64050 Building Decor & Accessories			35.00		42.69				12.81		87.07	77.17	254.74
64100 Grounds Maintenance	735.00	2,349.38	1,250.43		1,705.81	-540.97	3,268.59	365.40	600.00	2,648.87	315.65	1,258.45	13,956.61
64200 Preventative maintenance	1,796.94	0.00	0.00	239.38	231.40	247.36	569.75	244.64	236.75	236.75	236.75	466.23	4,505.95
64500 Trash removal	231.52	226.95	319.21	257.39	288.20	403.95	323.18	340.27	340.27	341.59	339.90	370.94	3,783.37
64600 Pest Control	80.25	80.25	80.25	80.25	80.25	80.25	80.25	1,038.97					1,600.72
Total Maintenance expenses	$ 5,960.02	$ 4,940.67	$ 3,172.15	$ 1,896.80	$ 6,037.65	$ 644.78	$ 8,000.95	$ 2,542.49	$ 4,286.46	$ 6,925.13	$ 4,599.44	$ 3,743.90	$ 52,750.44
Management expenses													0.00
65510 Management support fee	9,040.46	10,552.26	12,901.99	11,237.22	11,047.14	10,563.43	11,074.74	10,480.86	11,523.89	11,406.21	11,371.38	13,722.63	134,922.21
Total Management expenses	$ 9,040.46	$ 10,552.26	$ 12,901.99	$ 11,237.22	$ 11,047.14	$ 10,563.43	$ 11,074.74	$ 10,480.86	$ 11,523.89	$ 11,406.21	$ 11,371.38	$ 13,722.63	$ 134,922.21
Marketing expenses													0.00
61825 Meals and entertainment				104.68		72.33			83.94	170.85	9.29		441.09
62000 Marketing	1,297.13	1,772.75	1,677.92	1,156.02	1,803.69	1,568.65	1,615.11	1,460.94	2,134.37	1,620.39	1,569.32	1,722.43	19,398.72
62005 Media Advertising	751.68	468.90	522.63	570.37	346.38	527.80	754.00	810.49	958.00	923.98	536.73	525.87	7,696.86
62010 Donations					150.00				32.31			50.00	232.31
62015 Gifts	169.99	186.89	45.17	82.93	50.83	47.29	26.00	161.92	84.23	68.19	34.80	351.80	1,310.04
Total Marketing expenses	$ 2,218.80	$ 2,428.57	$ 2,245.72	$ 1,914.00	$ 2,350.90	$ 2,216.07	$ 2,395.11	$ 2,433.35	$ 3,292.85	$ 2,783.41	$ 2,150.14	$ 2,650.10	$ 29,079.02
Office expenses													0.00
61200 Postage	314.80	247.95	203.27	296.80	222.84	196.42	217.00	193.20	400.14		414.00	276.00	2,922.42
61300 Copier and Copies	337.76	534.40	511.31	327.51	840.79	597.64	423.54	884.96	270.10	742.91	160.50	973.33	6,604.75
61500 Office Supplies	326.09	160.82	131.28	347.12	45.97	83.86	186.97	164.22	297.00	214.94	200.10	616.63	2,773.95
61820 Piano Lease	300.00	300.00	300.00	300.00	300.00	300.00	300.00	300.00	300.00	300.00	300.00	300.00	3,600.00
61830 Hotel				322.56					63.83	668.55	-63.83		991.11
65500 Petty Cash Over/Short			-0.38			-0.08			1.01				0.55
67120 Outside Service												100.00	100.00
67200 Computer Expense	270.72	56.32	38.40	38.46	38.46	38.46	38.46	38.46	38.46	38.46	308.46	38.46	981.58
68300 Bank Charges	79.68	60.01	59.05	54.72	56.84	51.58	49.92	64.86	64.08	88.08	64.82	61.18	754.82
68310 Late Fees/Service Charges								15.52					15.52
68320 Penalties and Fines					150.00								150.00
Total Office expenses	$ 1,628.85	$ 1,359.50	$ 1,242.88	$ 1,627.17	$ 1,654.90	$ 1,267.88	$ 1,215.89	$ 1,661.22	$ 1,434.62	$ 2,052.94	$ 1,384.05	$ 2,365.60	$ 18,894.70
Payroll expenses													0.00
67100 Wages	57,789.17	54,903.48	61,119.03	59,888.69	60,797.01	57,433.72	58,282.24	63,893.58	64,546.45	68,762.73	65,459.97	65,724.88	738,600.92
67105 Benefits	3,400.00	3,400.00	3,000.00	3,000.00	2,500.00	2,500.00	2,500.00	2,500.00	2,500.00	2,500.00	2,500.00	2,500.00	32,800.00
67110 PTO expense	3,812.57	3,667.72	3,729.90	4,001.19	4,001.19	3,061.46	3,113.57	4,910.95	5,230.70	4,536.38	3,864.66	3,636.88	47,566.15
67125 Employee Transfer Wages	0.00	0.00	32.48	146.13	1,089.51	830.56	1,043.18	-801.07	-598.42	-1,871.54	-1,716.52	487.09	-1,358.60
67290 Overtime premium	1,112.20	1,374.31	2,641.26	2,838.21	2,071.22	1,700.25	2,048.22	2,703.68	1,963.21	927.77	1,583.49	1,624.18	22,588.00
67300 PR and Admin expense	2,076.41	1,712.54	1,946.54	2,031.96	1,966.05	1,940.32	1,651.78	2,089.60	2,128.78	2,108.77	2,127.12	2,217.85	24,297.60
75400 FICA	5,082.06	4,252.97	4,933.36	4,960.24	4,977.00	4,892.63	4,869.52	5,251.28	5,266.25	5,384.05	5,277.43	5,964.87	61,111.66
75600 FUTA	381.55	339.01	293.92	268.02	237.05	103.58	102.94	142.45	123.01	68.64	-71.19	233.83	2,242.81
75700 SUTA	607.52	450.94	88.64	406.39	759.75	21.54	390.34	397.25	385.77	371.48	491.34	504.33	4,875.27
Total Payroll expenses	$ 74,261.48	$ 70,100.97	$ 77,785.13	$ 77,560.83	$ 78,398.78	$ 72,484.06	$ 74,301.77	$ 81,087.62	$ 81,545.75	$ 82,788.21	$ 79,516.30	$ 82,892.91	$ 932,723.81

Personnel expenses													0.00
61700 Advertising employment			234.00			289.00	409.15						932.15
61750 Employee screening	60.00	105.00	105.00	670.00	240.00	30.00	290.00	405.00	275.00	310.00	90.00	350.00	2,930.00
61775 Employee Uniforms	520.63	149.93				127.79	374.53		479.61	52.50		200.96	1,906.34
61850 Continuing education	174.65	499.60	74.65	525.00	367.07	174.65	195.47	577.67	291.60	994.70	124.75	124.75	4,124.96
61875 Employee Appreciation	70.00	50.00	73.97	274.20	124.88	210.86	71.20	292.00	78.00	175.00	149.63	1,040.00	2,609.74
Total Personnel expenses	$ 825.28	$ 804.53	$ 487.82	$ 1,469.20	$ 731.95	$ 832.30	$ 1,340.75	$ 1,274.67	$ 1,124.21	$ 1,532.20	$ 364.38	$ 1,715.70	$ 12,503.19
Services expenses													0.00
61900 Nursing supplies		182.14	62.24	32.01	229.16	170.00	32.59		222.60	69.12	73.93		1,093.99
63000 Addnl svcs resident personal care	274.02	-53.08	380.76	48.17	37.11	140.58	-295.93	274.01	166.79	207.29	243.62	157.37	1,569.71
63100 Housekeeping	550.54	297.82	570.33	574.54	430.40	767.88	647.86	742.30	792.42	971.98	573.74	672.17	7,591.98
63200 Laundry	113.66	72.00	122.67	93.81	242.02	17.06	156.33	111.37	125.18	160.84	101.37	144.00	1,460.31
63300 Food Service	13,065.09	12,019.06	12,675.82	12,453.48	13,188.90	12,283.40	13,893.61	14,040.96	13,357.45	14,956.60	14,990.48	13,144.13	160,068.98
63305 Small Wares	202.77	232.82	196.17	219.83	168.14	279.80	273.73	279.24	109.79	465.00	317.29	519.06	3,312.64
63310 Kitchen Chemicals/Paper	526.48	379.45	587.71	692.79	472.15	456.20	560.36	601.26	437.36	548.65	620.18	398.04	6,279.63
63610 Activities Events	556.65	466.65	761.57	448.54	622.55	696.45	488.75	397.68	567.77	632.65	553.19	569.49	6,761.94
Total Services expenses	$ 15,338.21	$ 13,596.86	$ 15,376.27	$ 14,563.17	$ 15,390.43	$ 14,811.37	$ 15,757.30	$ 16,446.82	$ 15,769.56	$ 18,012.13	$ 17,473.80	$ 15,604.26	$ 188,140.18
Taxes Expenses													0.00
68850 Real Estate Taxes	12,069.00	12,069.00	12,069.00	12,069.00	12,069.00	12,069.00	12,069.00	12,031.60	12,030.00	12,030.00	12,030.00	11,835.69	144,439.69
Total Taxes Expenses	$ 12,069.00	$ 12,069.00	$ 12,069.00	$ 12,069.00	$ 12,069.00	$ 12,069.00	$ 12,069.00	$ 12,031.60	$ 12,030.00	$ 12,030.00	$ 12,030.00	$ 11,835.69	$ 144,439.69
Utilities expenses													0.00
61000 Electricity	4,261.21	4,606.39	4,348.54	4,411.99	3,113.30	2,900.28	2,631.34	3,165.67	3,230.19	3,304.21	3,102.52	4,132.95	43,210.79
61050 Natural Gas	1,506.22	1,207.69	1,103.16	709.60	509.16	343.75	269.37	268.32	345.71	373.53	583.75	1,071.27	8,288.53
61100 Water & Sewage	388.94	376.90	394.96	440.13	362.66	407.42	368.63	485.00	413.38	428.80	428.80	437.96	4,933.58
61150 Telephone	2,480.02	2,634.22	2,594.01	2,586.59	2,634.90	2,412.17	2,608.18	2,664.92	2,344.96	2,521.84	2,647.45	2,628.75	30,658.01
61250 Cell Phone	215.80	215.80	209.14	207.71	207.71	203.62	200.00	213.77	-200.00	562.28	47.34	196.43	2,279.60
61400 Cable TV	1,609.00	1,609.26	1,609.26	1,609.26	1,609.26	1,609.26	1,609.26	1,609.26	1,609.26	1,771.75	1,771.75	1,771.75	19,798.33
Total Utilities expenses	$ 10,461.19	$ 10,652.26	$ 10,259.07	$ 9,965.28	$ 8,436.99	$ 7,876.50	$ 7,683.78	$ 8,407.14	$ 7,743.50	$ 8,962.41	$ 8,481.61	$ 10,239.11	$ 109,168.84
Total Expenses	$138,245.45	$132,277.36	$141,789.00	$138,960.84	$142,625.53	$129,233.40	$140,456.70	$141,055.15	$143,741.97	$153,627.68	$142,734.92	$151,486.57	$1,697,234.27
Net Operating Income	$ 77,104.15	$ 83,760.78	$ 76,717.51	$ 78,706.09	$ 79,114.99	$ 88,283.55	$ 83,995.03	$ 75,445.45	$ 76,882.71	$ 90,620.14	$ 98,017.92	$ 93,517.20	$1,001,165.82
Other Income													
Other Income													0.00
45010 Interest Revenue		19.00	10.45	10.19	10.76	10.75	11.48	11.54	11.46	12.23	12.05	12.82	132.73
Total Other Income	$ 0.00	$ 19.00	$ 10.45	$ 10.19	$ 10.76	$ 10.75	$ 11.48	$ 11.54	$ 11.46	$ 12.23	$ 12.05	$ 12.82	$ 132.73
Total Other Income	$ 0.00	$ 19.00	$ 10.45	$ 10.19	$ 10.76	$ 10.75	$ 11.48	$ 11.54	$ 11.46	$ 12.23	$ 12.05	$ 12.82	$ 132.73
Other Expenses													
Amort and Deprec Expenses													0.00
69000 Amortization Expense	2,507.23	2,507.23	2,507.23	2,507.23	2,507.23	2,507.63	2,507.23	2,507.23	2,507.29	2,507.25	2,507.25	2,507.25	30,087.28
69500 Depreciation	20,759.47	20,759.47	20,759.47	20,759.47	20,759.47	20,849.04	20,759.47	20,759.47	20,844.86	20,794.76	20,940.35	20,882.21	249,607.51
Total Amort and Deprec Expenses	$ 23,266.70	$ 23,266.70	$ 23,266.70	$ 23,266.70	$ 23,266.70	$ 23,356.67	$ 23,266.70	$ 23,266.70	$ 23,352.15	$ 23,302.01	$ 23,447.60	$ 23,389.46	$ 279,694.79
Financing Expenses													0.00
68105 Loan Interest	17,826.53	17,801.42	17,777.24	17,753.01	17,728.71	17,704.35	17,679.92	17,655.44	17,630.89	17,606.27	17,581.60	17,556.86	212,301.24
68390 HUD Audit Fee												7,500.00	7,500.00
MIP Expense	5,891.55	5,321.40	5,891.55	5,701.50	5,891.55	3,151.53	721.80	4,280.79	4,232.86	4,373.94	4,232.86	4,373.94	54,065.27
Total Financing Expenses	$ 23,717.08	$ 23,122.82	$ 23,668.79	$ 23,454.51	$ 23,620.26	$ 20,855.88	$ 18,401.72	$ 21,936.23	$ 21,863.75	$ 21,980.21	$ 21,814.46	$ 29,430.80	$ 273,866.51
Reconciliation Discrepancies			67.50	-67.50						0.00	0.00		0.00
Total Other Expenses	$ 46,983.78	$ 46,389.52	$ 47,002.99	$ 46,653.71	$ 46,886.96	$ 44,212.55	$ 41,668.42	$ 45,202.93	$ 45,215.90	$ 45,282.22	$ 45,262.06	$ 52,800.26	$ 553,561.30
Net Other Income	-$ 46,983.78	-$ 46,370.52	-$ 46,992.54	-$ 46,643.52	-$ 46,876.20	-$ 44,201.80	-$ 41,656.94	-$ 45,191.39	-$ 45,204.44	-$ 45,269.99	-$ 45,250.01	-$ 52,787.44	-$ 553,428.57
Net Income	$ 30,120.37	$ 37,390.26	$ 29,724.97	$ 32,062.57	$ 32,238.79	$ 44,081.75	$ 42,338.09	$ 30,254.06	$ 31,678.27	$ 45,350.15	$ 52,767.91	$ 40,729.76	$ 447,736.95

Combined SunnyBrook AL's

Balance Sheet

As of December 31, 2013

	Burlington	Fairfield	Muscatine	Carroll	Ft Madison	Mt Pleasant	Total
ASSETS							
Current Assets							
Bank Accounts							
Operating	$623,666	$450,132	$364,841	$287,959	$221,849	$251,248	$2,199,694
Reserve or escrow (Cannot use)	$168,008	$224,879	$249,592	$264,660	$300,464	$212,916	$1,420,519
Total Bank Accounts	$791,674	$675,011	$614,433	$552,619	$522,313	$464,163	$3,620,213
Total Accounts Receivable	$14,426	$101,915	$17,398	$10,514	$5,400	$27,514	$177,168
Other Current Assets	$36,838	$8,108	$31,413	$25,457	$18,026	$7,895	$127,737
Total Current Assets	$842,938	$785,034	$663,244	$588,590	$545,740	$499,572	$3,925,118
Total Fixed & Other Assets less Amortz & Depr	$8,627,104	$8,878,631	$7,153,664	$5,971,233	$6,217,380	$6,204,900	$43,052,912
TOTAL ASSETS	$9,470,042	$9,663,665	$7,816,908	$6,559,823	$6,763,120	$6,704,472	$46,978,029
LIABILITIES AND EQUITY							
Liabilities							
Current Liabilities							
Total Accounts Payable	$27,334	$32,703	$18,908	$18,235	$17,058	$18,497	$132,734
Total Other Current Liabilities	$117,317	$247,176	$136,775	$94,468	$100,446	$103,531	$799,713
Total Current Liabilities	$144,651	$279,879	$155,683	$112,703	$117,503	$122,028	$932,447
Long Term Liabilities							
Mortgage Payable	$6,680,578	$7,681,397	$6,796,202	$5,152,674	$4,796,630	$4,157,990	$35,265,470
Other							$0
Notes Payable	$0		$0				$0
Total Long Term Liabilities	$6,680,578	$7,681,397	$6,796,202	$5,152,674	$4,796,630	$4,157,990	$35,265,470
Total Liabilities	$6,825,229	$7,961,276	$6,951,885	$5,265,376	$4,914,133	$4,280,018	$36,197,917
Equity							
Capital (including Distributions)	$2,025,107	$1,579,939	$417,286	$1,015,778	$1,693,132	$2,403,370	$9,134,612
Retained Earnings	$0	$0	$0	($181)	$0	$0	($181)
Net Income	$619,706	$122,449	$447,737	$278,850	$155,855	$21,084	$1,645,682
Total Equity	$2,644,813	$1,702,388	$865,023	$1,294,447	$1,848,987	$2,424,454	$10,780,112
TOTAL LIABILITIES AND EQUITY	$9,470,042	$9,663,665	$7,816,908	$6,559,823	$6,763,120	$6,704,472	$46,978,029

SunnyBrook of Burlington
Balance Sheet
As of December 31, 2013

	Total
ASSETS	
Current Assets	
Bank Accounts	
BANK ACCTS	
10000 Two Rivers Bank and Trust	616,810.17
10100 Two Rivers GovRecbl	6,855.58
Total BANK ACCTS	$ 623,665.75
HUD Escrow	0.00
Insurance / Escrow	18,767.64
MIP / Escrow	6,871.92
Property Tax / Escrow	21,049.69
Replacement / Escrow	121,318.75
Total HUD Escrow	$ 168,008.00
Total Bank Accounts	$ 791,673.75
Accounts Receivable	
Receivables	
12000 Accounts Receivable	14,426.34
Total Receivables	$ 14,426.34
Total Accounts Receivable	$ 14,426.34
Other current assets	
14210 Prepaids	1,258.04
14215 Prepaid MIP	27,768.62
14220 Prepaid Prop Insurance	1,895.30
Total 14210 Prepaids	$ 30,921.96
Other Current Assets	
10800 Petty Cash	300.00
11100 Inventory	4,317.29
12005 Allowance for doubtful acounts	-3,456.00
Other Receivables	4,754.77
Total Other Current Assets	$ 5,916.06
Total Other current assets	$ 36,838.02
Total Current Assets	$ 842,938.11
Fixed Assets	
Accumulated Depreciation	-1,886,688.63
Accum Deprec Book-Tax Difference	244,211.45
Total Accumulated Depreciation	-$1,642,477.18
Fixed Assets	
Building Costs	6,226,555.61
BuildingsL FMV Adjustment	937,251.70
Total Building Costs	$ 7,163,807.31
Computer Equipment	8,285.08
Equipment	11,760.53
Fixed Asset Book-Tax Difference	21,023.91
Land	426,703.05
Land Improvements	867,420.14
Land Improvements FMV	92,500.96
Total Land Improvements	$ 959,921.10
Office Furniture & Equipment	23,286.90
Total Fixed Assets	$ 8,614,787.88
Total Fixed Assets	$ 6,972,310.70

Other Assets	
Accumulated Amortization	-394,188.54
Accum Amort Book-Tax Difference	-11,745.00
Total Accumulated Amortization	-$ 405,933.54
Book - Tax Difference	133,155.22
Finance Costs	66,362.95
Goodwill	1,724,602.34
Organizational Costs	136,606.00
Total Other Assets	$ 1,654,792.97
TOTAL ASSETS	$ 9,470,041.78
LIABILITIES AND EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
Current Liabilities	27,334.35
Total Accounts Payable	$ 27,334.35
Other Current Liabilities	
20210 Accrued Payables	7,500.00
21910 Unearned rent	11,450.06
Accrued Interest on CW Cap loan	20,598.45
Accrued PTO	11,890.30
Accrued Workers Compensation	
Other Current Liabilities	
20200 Accrued property tax	39,426.00
20500 Accrued Payroll	22,291.80
20510 Payroll Tax Payable	2,109.94
Total Other Current Liabilities	$ 63,827.74
Refundable Deposits	2,050.00
Total Other Current Liabilities	$ 117,316.55
Total Current Liabilities	$ 144,650.90
Long-Term Liabilities	
Walker & Dunlop	6,680,577.72
Total Long-Term Liabilities	$ 6,680,577.72
Total Liabilities	$ 6,825,228.62
Equity	
Member's Capital	
SBIC	432,842.31
FMV Adjustment Members' Equity	2,754,355.00
SBIC Income Allocation	646,367.22
SBIC Surplus Cash Distribution	-2,091,058.56
Total SBIC	$ 1,742,505.97
Total Member's Capital	$ 1,742,505.97
Partner's Equity- GAAP Adjustment	282,600.95
Retained Earnings	0.00
Net Income	619,706.24
Total Equity	$ 2,644,813.16
TOTAL LIABILITIES AND EQUITY	$ 9,470,041.78

SunnyBrook of Fairfield
Balance Sheet
As of December 31, 2013

	Total
ASSETS	
Current Assets	
Bank Accounts	
10000 Operating account ISB	45,892.23
10500 Village Asst Living Operating / ISB	404,239.94
HUD Escrow	
Insurance/Escrow #1813	18,107.96
MIP/Escrow #1813	25,582.26
Property Tax/Escrow #1813	74,385.09
Replacement/Escrow #1813	106,803.27
Total HUD Escrow	$ 224,878.58
Total Bank Accounts	$ 675,010.75
Accounts Receivable	
12000 Accounts Receivable	101,915.24
Total Accounts Receivable	$ 101,915.24
Other current assets	
10800 Petty Cash	400.00
11100 Inventory	9,713.93
12005 Allowance for Doubtful Accounts	-15,325.00
14210 Prepaids	631.51
Prepaid Rent	
VAL Prepaids	
Prepaid Insurance	
Prepaid MIP - # 1813	12,687.65
Total VAL Prepaids	$ 12,687.65
Total Other current assets	$ 8,108.09
Total Current Assets	$ 785,034.08
Fixed Assets	
Accumulated Depreciation	0.00
Accum Depr / Cabinets	-169,914.57
Accum Depr / Carpets	-151,557.88
Accum Depr / Furniture & Fixtures	-29,654.53
Accum Depr / Heating & Vent	-208,519.93
Accum Depr / Machinery & Equip	-101,338.48
Accum Depr / Major Moveables	-136,861.23
Accum Depr / Non HUD Depr Assets	-487,377.54
Accum Depr / Office Equipment	-3,976.20
Accum Depr / Specialties & Appl	-114,199.00
Accum Depreciation Book	836,153.29
Accum Depr / Bldg	-1,102,805.66
Accum Depr / Land Improv	-418,198.86
Total Accumulated Depreciation	-$2,088,250.59
Artwork	7,274.96
Building ST	
Building ST FMV	1,173,309.02
Cabinets	175,656.00
Carpet	152,565.21
Heatint & Venalation	232,326.00
Specialties & Appliances	114,199.00
Total Building ST	$ 1,848,055.23

Buildings	4,777,192.55
Building LT FMV Adjustment	761,054.80
Total Buildings	$ 5,538,247.35
Furniture & Fixtures	75,529.67
FF&E FMV Adjustment	230,938.59
Total Furniture & Fixtures	$ 306,468.26
Land	75,118.03
Land- FMV Adjustment	88,367.30
Total Land	$ 163,485.33
Land Improvements	460,032.00
Land Improvements FMV Adjustment	-193,862.16
Total Land Improvements	$ 266,169.84
Machinery & Equipment	200,341.12
Major Movables	139,346.74
Office Equipment	13,402.74
Organization Cost	85,459.00
Accumulated Amortization	-85,459.00
Total Organization Cost	$ 0.00
Total Fixed Assets	$ 6,394,540.98
Other Assets	
Goodwill	2,729,836.91
Accumulated Amortization of Goodwill	-591,464.64
Total Goodwill	$ 2,138,372.27
Refinancing Costs # 1813	364,827.54
Accumulated Amortization Refinancing Costs	-19,110.08
Total Refinancing Costs # 1813	$ 345,717.46
Total Other Assets	$ 2,484,089.73
TOTAL ASSETS	$ 9,663,664.79
LIABILITIES AND EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
20000 Accounts Payable	32,703.28
Total Accounts Payable	$ 32,703.28
Other Current Liabilities	
20200 Accrued Property Tax	177,056.00
20500 Accrued Payroll	21,291.73
21910 Unearned Rent	291.01
Accrued Expenses	0.00
Accrued Mtg interest # 1813	20,803.78
Total Accrued Expenses	$ 20,803.78
Accrued Expenses Payable	7,500.00
Accrued PTO	16,062.72
Accrued Workers Compensation	812.64
Payroll Payable	0.00
20510 Payroll Tax Payable	2,401.00
SUTA Employer Tax Payable	687.30
Total Payroll Payable	$ 3,088.30
Refundable Deposits	200.00
Total Other Current Liabilities	$ 247,106.18
Total Current Liabilities	$ 279,809.46

Long-Term Liabilities	
Memorial Fund	0.00
General Memorial Fund	70.00
Total Memorial Fund	70.00
Mortgages / LT Notes	
CW Capital #1813	7,681,397.00
Total Mortgages / LT Notes	$ 7,681,397.00
Total Long-Term Liabilities	$ 7,681,467.00
Total Liabilities	$ 7,961,276.46
Equity	
Capital Accounts	
Capital SBHC	2,027,269.28
Total Capital Accounts	$ 2,027,269.28
Distributions to SBHC	-447,330.00
Retained Earnings	0.00
Net Income	122,449.05
Total Equity	$ 1,702,388.33
TOTAL LIABILITIES AND EQUITY	$ 9,663,664.79

SunnyBrook of Muscatine
Balance Sheet
As of December 31, 2013

	Total
ASSETS	
Current Assets	
Bank Accounts	
10000 Operating Account / FNB	364,851.80
10100 FNB - Gov't Receivable Acct.	-10.99
HUD Escrow	
Escrow/Insurance	21,052.94
Escrow/MIP	14,345.74
Escrow/Property Tax	63,110.74
Escrow/Replacement	151,082.87
Total HUD Escrow	$ 249,592.29
Total Bank Accounts	$ 614,433.10
Accounts Receivable	
12000 Accounts Receivable	18,996.35
Allow for Doubtful Accounts	-1,598.15
Total 12000 Accounts Receivable	$ 17,398.20
Total Accounts Receivable	$ 17,398.20
Other current assets	
10800 Petty Cash	300.00
11100 Inventory	6,434.27
14210 Prepaids	840.51
Prepaid MIP	19,748.74
Prepaid Property Insurance	899.45
Undeposited Funds	3,189.84
Total Other current assets	$ 31,412.81
Total Current Assets	$ 663,244.11
Fixed Assets	
Accumulated Amortization	
Accum Amort - Loan Origination Fees	-8,006.79
Accum Amort - Orgn Costs	-175.16
Accum Amort-Start Up Costs	-131,232.12
Total Accumulated Amortization	-$ 139,414.07
Accumulated Depreciation	
Accum Dep - Const Costs 20 yr	-89,056.69
Accum Dep - Const Costs 40 yr	-749,233.82
Accum Dep - Const Costs 9 yr	-194,249.65
Accum Dep - Equipment	-5,738.38
Accum Dep - Furn & Fixt	-145,121.87
Accum Dep - Office Equip	-13,532.47
Accum Dep- Land Imp 20 Yr	
Bldg FMV Adj Depreciation	-71,825.30
Land Improv FMV Adj Depreciation	-10,536.51
Total Accumulated Depreciation	-$1,279,294.69
Building Costs	0.00
Construction Costs - 9 years	318,150.95
Construction Costs-40 years	5,744,963.55
Buildings FMV Adjustment	718,253.67
Total Construction Costs-40 years	$ 6,463,217.22
Land Improvements	351,372.72
Land Improvements FMV Adjustment	52,683.02
Total Land Improvements	$ 404,055.74
Total Building Costs	$ 7,185,423.91

Equipment	10,293.92
Furniture & Fixtures	193,800.21
Land	717,000.00
Land FMV Adjustment	-111,186.00
Total Land	$ 605,814.00
Loan Origination Cost and Fees	176,991.87
Office Equipment	24,600.75
Organizational Costs	500.00
StartUp Costs	374,947.76
Total Fixed Assets	$ 7,153,663.66
TOTAL ASSETS	$ 7,816,907.77
LIABILITIES AND EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
20000 Accounts Payable	18,907.80
Total Accounts Payable	$ 18,907.80
Other Current Liabilities	
20200 Accrued Property Tax	72,218.00
20500 Accrued Payroll	21,099.86
20510 Payroll Tax Payable	989.64
Accrued Expenses Payable	7,500.00
Accrued Interest Payable	17,556.86
Accrued PTO	15,189.62
Accrued Workers Compensation	
Refundable Deposits	1,300.00
Unearned Rent	
Total Other Current Liabilities	$ 135,853.98
Total Current Liabilities	$ 154,761.78
Long-Term Liabilities	
Memorial Fund	920.74
Mortgage Payable-CW Capital	6,796,202.15
Total Long-Term Liabilities	$ 6,797,122.89
Total Liabilities	$ 6,951,884.67
Equity	
Member Capital	
Member Capital SBIC	592,681.33
Additional Paid In Capital / SBIC	374,062.28
Contribution- FMV Adjustment	659,750.69
Member Distributions SBIC	-834,897.03
SBIC Income Allocation	-310,491.05
Income Allocation FMV Adj	-63,820.07
Total SBIC Income Allocation	-$ 374,311.12
Total Member Capital SBIC	$ 417,286.15
Total Member Capital	$ 417,286.15
Preferred Stock	
Dividends	
Total Preferred Stock	
Retained Earnings	0.00
Net Income	447,736.95
Total Equity	$ 865,023.10
TOTAL LIABILITIES AND EQUITY	$ 7,816,907.77

SunnyBrook of Carroll
Balance Sheet
As of December 31, 2013

	Total
ASSETS	
Current Assets	
Bank Accounts	
10000 Operating Account / CSB	287,959.18
10100 CSB - Gov't Receivables	
HUD Escrow (CW Capital)	
Escrow / MIP	10,654.11
Escrow / Property Insurance	16,907.07
Escrow / Property Tax	35,314.88
Escrow / Replacement Reserves	201,783.83
Total HUD Escrow (CW Capital)	$ 264,659.89
Total Bank Accounts	$ 552,619.07
Accounts Receivable	
12000 Accounts Receivable	10,514.01
Total Accounts Receivable	$ 10,514.01
Other current assets	
11100 Inventory	9,835.98
12005 Allowance for Doubtfull Accounts	-1,011.00
14210 Prepaid Expenses	1,187.03
Prepaid MIP	14,972.89
Total 14210 Prepaid Expenses	$ 16,159.92
Petty Cash	300.00
Prepaid Insurance	172.16
Total Other current assets	$ 25,457.06
Total Current Assets	$ 588,590.14
Fixed Assets	
Accumulated Amortization	
Accum Amort - Loan Origination Costs	-6,795.55
Accum Amort - Orgn Costs	-200.10
Accum Amort - Start Up Costs	-56,776.88
Accumulated Amortization Goodwill	-256,000.82
Total Accumulated Amortization	-$ 319,773.35
Accumulated Depreciation	
Accum Dep - Const 9 Years	-234,621.40
Accum Dep - Const Costs 20 yr	-86,737.63
Accum Dep - Const Costs 40 yr	-593,433.29
Accum Dep - Equipment	-2,700.37
Accum Dep - Furn & Fixtures	-109,283.88
Accum Dep-FMV Adj Bldg 40 yr	-59,343.38
Accum Dep-FMV Adj Bldg 9 yr	-43,576.38
Accum Depreciation - Computer Equipment	-10,132.31
Depreciation	-989.80
Total Accumulated Depreciation	-$ 1,140,818.44
Building Cost	0.00
Construction - 20 years	329,041.11
Construction - 40 Years	4,454,416.00
Building FMV Adjustment	593,434.00
Total Construction - 40 Years	$ 5,047,850.00
Construction - 9 years	396,455.00
Building ST FMV Adjustment	98,047.00
Total Construction - 9 years	$ 494,502.00
Total Building Cost	$ 5,871,393.11

Computer Equipment	16,137.43
Equipment	7,180.98
Furniture and Equipment	145,054.11
Goodwill	896,003.00
Land	151,172.00
Land FMV adjustment	14,728.00
Total Land	$ 165,900.00
Land Improvements	
Original Cost	16,968.71
Total Land Improvements	$ 16,968.71
Loan Origination Costs & Fees	153,002.30
Organizational Costs	500.00
StartUp Costs	159,684.96
Total Fixed Assets	$ 5,971,232.81
TOTAL ASSETS	$ 6,559,822.95
LIABILITIES AND EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
20000 Accounts Payable	18,234.52
Total Accounts Payable	$ 18,234.52
Other Current Liabilities	
20500 Accrued Payroll	17,501.57
20510 Payroll Tax Payable	987.32
Accrued Expenses Payble	7,500.00
Accrued Interest on Mtg	13,311.07
Accrued PTO	11,893.54
Accrued Workers Compensation	
Fund Raising	175.37
Memorial Receipts Payable	
Property Tax Payable	36,580.00
Refundable Deposits	3,300.00
Unearned Rent	3,219.20
Total Other Current Liabilities	$ 94,468.07
Total Current Liabilities	$ 112,702.59
Long-Term Liabilities	
Mortgage Payable CW Capital	5,152,673.66
Total Long-Term Liabilities	$ 5,152,673.66
Total Liabilities	$ 5,265,376.25
Equity	
Member Capital-Chad Kanne	50,000.00
Chad Kanne Distributions	-22,766.26
Chad Kanne Income Allocation	-7,133.26
FMV Adjustment-Kanne	1,062.00
Total Member Capital-Chad Kanne	$ 21,162.48
Member Capital-DK Holdings	250,000.00
DK Holdings Distributions	-111,301.69
DK Holdings Income Allocation	2,692.55
FMV Adjus-DK Holdings	-37,932.00
Total Member Capital-DK Holdings	$ 103,458.86
Member Capital-Ken & Nancy Snyder	75,000.00
FMV Adjust -Snyder	1,588.00
Ken & Nancy Snyder Distributions	-34,147.35
Ken & Nancy Snyder Income Allocation	-10,700.98
Total Member Capital-Ken & Nancy Snyder	$ 31,739.67
Member Capital-SBIC	122,711.91
FMV Adjustment-SBIC	1,637,494.00
SBIC Distributions	-924,564.89
SBIC Income Allocation	23,775.90
Total Member Capital-SBIC	$ 859,416.92
Opening Balance Equity	
Retained Earnings	-181.37
Net Income	278,850.14
Total Equity	$ 1,294,446.70
TOTAL LIABILITIES AND EQUITY	$ 6,559,822.95

SunnyBrook of Ft. Madison
Balance Sheet
As of December 31, 2013

	Total
ASSETS	
Current Assets	
Bank Accounts	
10000 Operating account	221,848.71
HUD Escrow	
Escrow/Insurance	16,848.76
Escrow/MIP	10,124.96
Escrow/Property Tax	54,216.20
Escrow/Replacement	219,274.53
Total HUD Escrow	$ 300,464.45
Total Bank Accounts	$ 522,313.16
Accounts Receivable	
12000 Accounts Receivable	6,001.44
12005 Allowance for Doubtful Accounts	-601.00
Total 12000 Accounts Receivable	5,400.44
Total Accounts Receivable	$ 5,400.44
Other current assets	
10800 Petty Cash	300.00
11100 Inventory	1,459.89
14210 Prepaids	706.88
Prepaid Insurance	1,620.99
Prepaid MIP	13,938.28
Total Other current assets	$ 18,026.04
Total Current Assets	$ 545,739.64
Fixed Assets	
Accumulated Amortization	
Accum Amort - Goodwill	-213,387.82
Accum Amort - Loan Origination Fees	-6,618.46
Accum Amort - Start Up Costs	-68,026.93
Total Accumulated Amortization	-$ 288,033.21
Accumulated Depreciation	
Accum Dep - Computer Equip	-10,709.79
Accum Dep - Const Costs 20 yr	-109,063.02
Accum Dep - Const Costs 40 yr	-564,716.11
Accum Dep - Const Costs 9 yr	-235,409.07
Accum Dep - Equipment	-7,335.17
Accum Dep - Furn & Fixt	-119,190.69
Accum Dep -Land Impv FMV 20 yr	-13,046.40
Accum Dep Bldg FMV 40 yr	-50,206.31
Total Accumulated Depreciation	-$1,109,676.56
Building Costs	
Construction Costs - 20 years	392,812.00
Land Improvements FMV adj	86,977.00
Total Construction Costs - 20 years	$ 479,789.00
Construction Costs - 40 years	4,188,029.00
Buildings FMV Adj	669,417.00
Total Construction Costs - 40 years	$ 4,857,446.00
Construction Costs 9 years	401,910.71
Total Building Costs	$ 5,739,145.71

Computer Equipment	17,989.83
Equipment	15,707.96
Furniture and Fixtures	159,782.99
Goodwill	1,066,939.00
Land	50,000.00
Land FMV Adjustment	230,840.00
Total Land	$ 280,840.00
Loan Origination Costs and Fee	146,302.76
StartUp Costs	188,382.00
Total Fixed Assets	$ 6,217,380.48
TOTAL ASSETS	$ 6,763,120.12
LIABILITIES AND EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
20000 Accounts Payable	17,057.67
Total Accounts Payable	$ 17,057.67
Other Current Liabilities	
20200 Accrued property tax	54,329.00
20500 Accrued payroll	15,155.49
20510 Payroll Tax Payable	1,453.86
21910 Unearned rent	
Accrued Expenses Payable	7,500.00
Accrued Interest on Mtg	12,391.29
Accrued PTO	9,015.96
Accrued Workers Compensation	
Refundable Deposits	600.00
Total Other Current Liabilities	$ 100,445.60
Total Current Liabilities	$ 117,503.27
Long-Term Liabilities	
Mortgage Payable CW Capital	4,796,629.54
Total Long-Term Liabilities	$ 4,796,629.54
Total Liabilities	$ 4,914,132.81
Equity	
Member Capital - D & L Development	50,000.00
D & L Income Allocation	-4,746.82
D&L Development Distributions	-16,913.64
D&L FMV Adjustment	14,331.00
D&L Income Alloc - FMV	-4,193.44
Total Member Capital - D & L Development	$ 38,477.10
Member Capital - SBIC	674,579.52
FMV Adjustment to Capital	1,921,866.00
SBIC Distribution	-727,286.20
SBIC Income Alloc - FMV	-180,233.96
SBIC Income Allocation	-152,245.39
SBIC-FMV Adjustment	117,975.00
Total Member Capital - SBIC	$ 1,654,654.97
Retained Earnings	0.00
Net Income	155,855.24
Total Equity	$ 1,848,987.31
TOTAL LIABILITIES AND EQUITY	$ 6,763,120.12

SunnyBrook of Mt. Pleasant
Balance Sheet
As of December 31, 2013

	Total
ASSETS	
Current Assets	
Bank Accounts	
10100 Two Rivers Govt Acct -1846	28,958.48
10500 Two Rivers MPAL Opr -8564	222,289.15
HUD Escrow Acct #014010	0.00
Insurance/Escrow #014010	15,230.57
MIP/Escrow #014010	14,211.53
Property Tax/Escrow #014010	30,984.74
Replacement/Escrow #014010	152,488.80
Total HUD Escrow Acct #014010	$ 212,915.64
Total Bank Accounts	$ 464,163.27
Accounts Receivable	
12000 Accounts Receivable	27,514.02
Total Accounts Receivable	$ 27,514.02
Other current assets	
10800 Petty Cash	400.00
11100 Inventory	2,603.04
Accrued Receivables	
Other Current Assets	
12005 Allowance For Doubtful Accounts	-3,845.16
Total Other Current Assets	-$ 3,845.16
Prepaids	
14210 Prepaid Expenses	245.00
Prepaid Insurance	1,623.10
Prepaid MIP	6868.52
Total Prepaids	$ 8,736.62
Total Other current assets	$ 7,894.50
Total Current Assets	$ 499,571.79
Fixed Assets	
Accumulated Depreciation	-1,471,826.74
Accumulated Depreciation Non HUD	-388,929.42
FMV Adjustment	384,003.28
Total Accumulated Depreciation	-$ 1,476,752.88
Artwork	270.00
Building	3,663,946.46
Building FMV Adjustment	347,678.16
Total Building	$ 4,011,624.62
Building ST	127,031.00
Building ST FMV Adjustment	1,208,718.47
Total Building ST	$ 1,335,749.47
Furniture Fixtures & Equipment	9,818.95
Equipment	104,719.88
FF & E FMV Adjustment	43,454.87
Furniture & Fixtures	282,594.45
Total Furniture Fixtures & Equipment	$ 440,588.15

Ice Cream Equipment	8,069.00
Land	229,722.00
Land FMV Adjustment	9,078.00
Total Land	$ 238,800.00
Land Improvements	434,259.00
Land Improvements FMV Adjustment	-241,515.32
Total Land Improvements	$ 192,743.68
Total Fixed Assets	$ 4,751,092.04
Other Assets	
Deferred Organization Charges	46,657.34
Accum Amort Org Costs	-46,657.34
Total Deferred Organization Charges	$ 0.00
Financing Costs (for new HUD loan)	80,976.55
Accumulated Amortization of Financing Costs	-3,727.99
Total Financing Costs (for new HUD loan)	$ 77,248.56
Goodwill	1,757,310.36
Accumulated Amortization of Goodwill	-380,750.76
Total Goodwill	$ 1,376,559.60
Total Other Assets	$ 1,453,808.16
TOTAL ASSETS	$ 6,704,471.99
LIABILITIES AND EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
20000 Accounts Payable	18,496.81
Total Accounts Payable	$ 18,496.81
Other Current Liabilities	
21910 Unearned Rent	
Accrued Interest	
Accrued Mtg Interest	12,162.12
Total Accrued Interest	$ 12,162.12
Accrued PTO	9,062.14
Accrued SUTA	1,057.08
Accrued Workers Comp	
Other Current Liabilities	
20200 Accrued Property Taxes	56,442.00
20210 Accrued Expenses	7,500.00
20500 Accrued Payroll	15,542.59
20510 Payroll Tax Payable	1,765.47
Total Other Current Liabilities	$ 81,250.06
Total Other Current Liabilities	$ 103,531.40
Total Current Liabilities	$ 122,028.21
Long-Term Liabilities	
Mortgage / Greystone #014010	4,157,989.91
Total Long-Term Liabilities	$ 4,157,989.91
Total Liabilities	$ 4,280,018.12
Equity	
Retained Earnings	0.00
SBHC Capital Account	2,641,326.73
39006 Distributions	0.00
Semi-Annual Surplus Cash Distribution	-237,957.00

Total 39006 Distributions	-$ 237,957.00
Total SBHC Capital Account	$ 2,403,369.73
Net Income	21,084.14
Total Equity	$ 2,424,453.87
TOTAL LIABILITIES AND EQUITY	$ 6,704,471.99

Combined SunnyBrook AL's
Balance Sheet
As of May 31, 2014

	Burlington	Fairfield	Muscatine	Carroll	Ft Madison	Mt Pleasant	Total
ASSETS							
Current Assets							
Bank Accounts							
Operating	$482,396	$264,778	$320,067	$279,876	$124,160	$222,923	$1,694,200
Reserve or escrow (Cannot use)	$188,919	$192,970	$265,324	$271,706	$309,174	$195,882	$1,423,977
Total Bank Accounts	$671,315	$457,747	$585,391	$551,584	$433,334	$418,806	$3,118,177
Total Accounts Receivable	$4,215	$89,933	$13,150	($9,056)	$14,004	$40,018	$152,263
Other Current Assets	$35,834	$97,304	$33,186	$32,791	$25,710	$33,575	$258,399
Total Current Assets	$711,364	$644,983	$631,726	$575,319	$473,048	$492,398	$3,528,839
Total Fixed & Other Assets less Amortz & Depr	$8,442,996	$8,777,306	$7,041,646	$5,851,070	$6,098,773	$6,060,963	$42,272,753
TOTAL ASSETS	$9,154,359	$9,422,290	$7,673,372	$6,426,389	$6,571,821	$6,553,361	$45,801,592
LIABILITIES AND EQUITY							
Liabilities							
Current Liabilities							
Total Accounts Payable	$19,971	$43,634	$31,814	$19,931	$18,995	$24,829	$159,174
Total Other Current Liabilities	$86,741	$217,966	$112,420	$78,238	$77,017	$82,797	$655,178
Total Current Liabilities	$106,712	$261,600	$144,234	$98,168	$96,013	$107,625	$814,352
Long Term Liabilities							
Mortgage Payable	$6,646,554	$7,627,839	$6,748,623	$5,116,086	$4,762,570	$4,127,654	$35,029,326
Other							$0
Notes Payable	$0		$0				$0
Total Long Term Liabilities	$6,646,554	$7,627,839	$6,748,623	$5,116,086	$4,762,570	$4,127,654	$35,029,326
Total Liabilities	$6,753,266	$7,889,439	$6,892,857	$5,214,254	$4,858,583	$4,235,279	$35,843,678
Equity							
Capital (including Distributions)	$1,525,107	$1,339,939	$147,286	$815,778	$1,538,132	$2,243,370	$7,609,612
Retained Earnings	$619,706	$122,449	$447,737	$278,669	$155,855	$21,084	$1,645,500
Net Income	$256,280	$70,463	$185,492	$117,688	$19,251	$53,628	$702,802
Total Equity	$2,401,093	$1,532,851	$780,515	$1,212,135	$1,713,238	$2,318,082	$9,957,914
TOTAL LIABILITIES AND EQUITY	$9,154,359	$9,422,290	$7,673,372	$6,426,389	$6,571,821	$6,553,361	$45,801,592

SunnyBrook of Burlington
Balance Sheet
As of May 31, 2014

	Total
ASSETS	
Current Assets	
Bank Accounts	
BANK ACCTS	
10000 Two Rivers Bank and Trust	466,941.14
10100 Two Rivers GovRecbl	15,454.89
Total BANK ACCTS	$ 482,396.03
HUD Escrow	0.00
Insurance / Escrow	10,002.53
MIP / Escrow	20,362.57
Property Tax / Escrow	27,598.20
Replacement / Escrow	130,955.86
Total HUD Escrow	$ 188,919.16
Total Bank Accounts	$ 671,315.19
Accounts Receivable	
Receivables	
12000 Accounts Receivable	4,215.14
Total Receivables	$ 4,215.14
Total Accounts Receivable	$ 4,215.14
Other current assets	
10800 Petty Cash	300.00
11100 Inventory	4,317.29
12005 Allowance for doubtful acounts	-5,532.45
14210 Prepaids	1,766.34
14215 Prepaid MIP	13,975.65
14220 Prepaid Prop Insurance	21,007.02
Total Other current assets	$ 35,833.85
Total Current Assets	$ 711,364.18
Fixed Assets	
Accum Deprec Book-Tax Difference	244,211.45
Accumulated Depreciation	-2,022,867.79
Building Costs	6,226,555.61
BuildingsL FMV Adjustment	937,251.70
Total Building Costs	$ 7,163,807.31

Computer Equipment	8,285.08
Equipment	16,222.33
Fixed Asset Book-Tax Difference	21,023.91
Land	426,703.05
Land Improvements	867,420.14
Land Improvements FMV	92,500.96
Office Furniture & Equipment	23,286.90
Total Fixed Assets	$ 6,840,593.34
Other Assets	
Accumulated Amortization	-446,580.04
Accum Amort Book-Tax Difference	-11,745.00
Total Accumulated Amortization	-$ 458,325.04
Book - Tax Difference	133,155.22
Finance Costs	66,362.95
Goodwill	1,724,602.34
Organizational Costs	136,606.00
Total Other Assets	$ 1,602,401.47
TOTAL ASSETS	$ 9,154,358.99
LIABILITIES AND EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
Current Liabilities	21,472.38
20000 Accounts Payable	-1,501.15
Total Current Liabilities	$ 19,971.23
Total Accounts Payable	$ 19,971.23
Other Current Liabilities	
20200 Accrued property tax	32,855.00
20500 Accrued Payroll	15,781.36
20510 Payroll Tax Payable	1,044.00
Accrued Interest Walker&Dunlop	20,493.54
Accrued PTO	14,216.75
Refundable Deposits	2,350.00
Total Other Current Liabilities	$ 86,740.65
Total Current Liabilities	$ 106,711.88

Long-Term Liabilities	
Walker & Dunlop	6,646,554.05
Total Long-Term Liabilities	$ 6,646,554.05
Total Liabilities	$ 6,753,265.93
Equity	
Member's Capital	
SBIC	432,842.31
FMV Adjustment Members' Equity	2,754,355.00
SBIC Income Allocation	646,367.22
SBIC Surplus Cash Distribution	-2,591,058.56
Total SBIC	$ 1,242,505.97
Total Member's Capital	$ 1,242,505.97
Partner's Equity- GAAP Adjustment	282,600.95
Retained Earnings	619,706.24
Net Income	256,279.90
Total Equity	$ 2,401,093.06
TOTAL LIABILITIES AND EQUITY	$ 9,154,358.99

SunnyBrook of Fairfield
Balance Sheet
As of May 31, 2014

	Total
ASSETS	
Current Assets	
Bank Accounts	
10000 Goverment account ISB	18,670.84
10500 Village Asst Living Operating / ISB	246,106.84
HUD Escrow	
Insurance/Escrow #1813	6,764.36
MIP/Escrow #1813	3,854.19
Property Tax/Escrow #1813	61,969.60
Replacement/Escrow #1813	120,381.51
Total HUD Escrow	$ 192,969.66
Total Bank Accounts	$ 457,747.34
Accounts Receivable	
12000 Accounts Receivable	107,081.02
Total Accounts Receivable	$ 107,081.02
Other current assets	
10800 Petty Cash	400.00
11100 Inventory	9,713.93
12005 Allowance for Doubtful Accounts	-17,148.46
14210 Prepaids	31,686.43
Prepaid Insurance	19,059.82
Prepaid MIP - # 1813	34,720.21
Undeposited Funds	1,723.20
Total VAL Prepaids	
Total Other current assets	$ 80,155.13
Total Current Assets	$ 644,983.49
Fixed Assets	
Accum Depreciation Book	836,153.29
Accumulated Depreciation	0.00
Accum Depr - Bldg	-1,152,568.21
Accum Depr - Cabinets	-172,122.92
Accum Depr - Carpets	-151,855.99
Accum Depr - Furniture & Fixtures	-34,150.38

Accum Depr - Heating & Vent	-210,949.08
Accum Depr - Land Improv	-422,467.61
Accum Depr - Machinery & Equip	-113,785.73
Accum Depr - Major Moveables	-137,817.18
Accum Depr - Non HUD Depr Assets	-549,861.84
Accum Depr - Office Equipment	-4,781.00
Accum Depr - Specialties & Appl	-114,199.00
Total Accumulated Depreciation	-$3,064,558.94
Artwork	7,274.96
Buildings	4,879,364.18
Building LT FMV Adjustment	761,054.80
Building ST	2,369.81
Building ST FMV	1,173,309.02
Cabinets	175,656.00
Carpet	152,565.21
Heating & Ventilation	232,326.00
Specialties & Appliances	114,199.00
Total Buildings	$ 7,490,844.02
Furn Fix & Equip FMV Adjust	230,938.59
Furniture & Fixtures	88,461.91
Land	75,118.03
Land Improvements	460,032.00
Land Improvements FMV Adjustment	-193,862.16
Land- FMV Adjustment	88,367.30
Machinery & Equipment	201,870.13
Major Movables	139,346.74
Office Equipment	13,402.74
Total Fixed Assets	$ 6,373,388.61

Other Assets	
Accumulated Amortization	
Accum Amort - Goodwill	-667,293.44
Accum Amort - Refinancing Costs	-23,453.28
Accumulated Amortization	-85,459.00
Total Accumulated Amortization	-$ 776,205.72
Goodwill	2,729,836.91
Organization Cost	85,459.00
Refinancing Costs # 1813	364,827.54
Total Other Assets	$ 2,403,917.73
TOTAL ASSETS	$ 9,422,289.83
LIABILITIES AND EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
20000 Accounts Payable	43,633.94
Total Accounts Payable	$ 43,633.94
Other Current Liabilities	
20200 Accrued Property Tax	162,303.00
20500 Accrued Payroll	12,659.67
20510 Payroll Tax Payable	1,165.42
21910 Unearned Rent	
Accrued Mtg interest # 1813	20,658.54
Accrued Expenses Payable	
Accrued PTO	19,866.36
Accrued Workers Compensation	812.64
Refundable Deposits	500.00
Total Other Current Liabilities	$ 217,965.63

Total Current Liabilities	$ 261,599.57
Long-Term Liabilities	
General Memorial Fund	70.00
CW Capital #1813	7,627,769.41
Total Long-Term Liabilities	$ 7,627,839.41
Total Liabilities	$ 7,889,438.98
Equity	
Capital Accounts	
Capital SBHC	2,027,269.28
Total Capital Accounts	$ 2,027,269.28
Distributions to SBHC	-687,330.00
Retained Earnings	122,449.05
Net Income	70,462.52
Total Equity	$ 1,532,850.85
TOTAL LIABILITIES AND EQUITY	$ 9,422,289.83

SunnyBrook of Muscatine
Balance Sheet
As of May 31, 2014

	Total
ASSETS	
Current Assets	
Bank Accounts	
10000 Operating Account / FNB	320,078.26
10100 FNB - Gov't Receivable Acct.	-11.25
HUD Escrow	
Escrow/Insurance	12,139.02
Escrow/MIP	28,256.85
Escrow/Property Tax	52,327.82
Escrow/Replacement	172,600.11
Total HUD Escrow	$ 265,323.80
Total Bank Accounts	$ 585,390.81
Accounts Receivable	
12000 Accounts Receivable	18,482.55
Allow for Doubtful Accounts	-5,333.00
Total 12000 Accounts Receivable	$ 13,149.55
Total Accounts Receivable	$ 13,149.55
Other current assets	
10800 Petty Cash	300.00
11100 Inventory	6,434.27
14210 Prepaids	2,179.74
Prepaid MIP	5,682.42
Prepaid Property Insurance	18,589.19
Undeposited Funds	
Total Other current assets	$ 33,185.62
Total Current Assets	$ 631,725.98
Fixed Assets	
Accumulated Depreciation	
Accum Dep - Bldg FMV Adj	-79,307.10
Accum Dep - Building 40 yr property	-809,077.17
Accum Dep - Building 9 yr property	-209,071.05
Accum Dep - Const Costs 20 yr	-96,376.89
Accum Dep - Equipment	-6,544.58

Accum Dep - Furn & Fixt	-156,499.97
Accum Dep - Land Improv FMV Adj	-11,634.06
Accum Dep - Office Equip	-15,372.37
Total Accumulated Depreciation	-$1,383,883.19
Building Costs	0.00
Building - 9 year property	319,187.78
Building-40 year property	5,744,963.55
Buildings FMV Adjustment	718,253.67
Total Building Costs	$ 6,782,405.00
Equipment	13,543.74
Furniture & Fixtures	193,800.21
Land	717,000.00
Land FMV Adjustment	-111,186.00
Land Improvements	351,372.72
Land Improvements FMV Adjustment	52,683.02
Office Equipment	25,421.51
Total Fixed Assets	$ 6,641,157.01
Other Assets	
Accumulated Amortization	
Accum Amort - Loan Origination Fees	-10,113.84
Accum Amort - Orgn Costs	-189.06
Accum Amort-Start Up Costs	-141,647.42
Total Accumulated Amortization	-$ 151,950.32
Loan Origination Cost and Fees	176,991.87
Organizational Costs	500.00
StartUp Costs	374,947.76
Total Other Assets	$ 400,489.31
TOTAL ASSETS	$ 7,673,372.30

LIABILITIES AND EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
20000 Accounts Payable	31,814.12
Total Accounts Payable	$ 31,814.12
Other Current Liabilities	
20200 Accrued Property Tax	60,180.00
20500 Accrued Payroll	15,619.23
20510 Payroll Tax Payable	-373.01
Accrued Expenses Payable	
Accrued Interest Payable	17,432.19
Accrued PTO	17,661.55
Accrued Workers Compensation	
Refundable Deposits	1,900.00
Total Other Current Liabilities	$ 112,419.96
Total Current Liabilities	$ 144,234.08
Long-Term Liabilities	
Memorial Fund	678.75
Mortgage Payable- Walker & Dunlop	6,747,944.14
Total Long-Term Liabilities	$ 6,748,622.89
Total Liabilities	$ 6,892,856.97
Equity	
Member Capital	
Member Capital SBIC	592,681.33
Additional Paid In Capital / SBIC	374,062.28
Contribution- FMV Adjustment	659,750.69
Member Distributions SBIC	-1,104,897.03
SBIC Income Allocation	-310,491.05
Income Allocation FMV Adj	-63,820.07
Total SBIC Income Allocation	-$ 374,311.12
Total Member Capital SBIC	$ 147,286.15

Total Member Capital	**$ 147,286.15**
Retained Earnings	447,736.95
Net Income	185,492.23
Total Equity	**$ 780,515.33**
TOTAL LIABILITIES AND EQUITY	**$ 7,673,372.30**

ASSETS	
Current Assets	
Bank Accounts	
10000 Operating Account / CSB	279,875.54
HUD Escrow (CW Capital)	
Escrow / MIP	21,052.83
Escrow / Property Insurance	9,539.45
Escrow / Property Tax	28,999.08
Escrow / Replacement Reserves	212,117.02
Total HUD Escrow (CW Capital)	$ 271,708.38
Total Bank Accounts	$ 551,583.92
Accounts Receivable	
12000 Accounts Receivable	-9,055.81
Total Accounts Receivable	-$ 9,055.81
Other current assets	
10800 Petty Cash	300.00
11100 Inventory	11,522.52
12005 Allowance for Doubtfull Accounts	-1,229.00
14210 Prepaid Expenses	2,736.95
Prepaid Insurance	15,152.52
Prepaid MIP	4,308.24
Total Other current assets	$ 32,791.23
Total Current Assets	$ 575,319.34
Fixed Assets	
Accumulated Depreciation	
Accum Dep - Building - 20 yr property	-93,569.58
Accum Dep - Building - 40 yr FMV Adj	-65,524.98
Accum Dep - Building - 40 yr property	-639,833.44
Accum Dep - Building - 9 yr FMV Adj	-48,115.58
Accum Dep - Building - 9 yr property	-253,025.74
Accum Dep - Computer Equipment	-11,747.43
Accum Dep - Equipment	-2,326.79
Accum Dep - Furn & Fixtures	-117,918.13
Accum Dep - Land Improvement	-1,343.30
Total Accumulated Depreciation	-$ 1,233,404.97

Building Cost	0.00
Building - 20 yr	329,041.11
Building - 40 Yr	4,454,416.00
Building - 9 yr	397,805.55
Building FMV Adjustment	593,434.00
Building ST FMV Adjustment	98,047.00
Total Building Cost	$ 5,872,743.66
Computer Equipment	17,724.23
Equipment	9,730.87
Furniture and Equipment	145,054.11
Land	151,172.00
Land FMV adjustment	14,728.00
Land Improvements	16,968.71
Total Fixed Assets	$ 4,994,716.61
Other Assets	
Accumulated Amortization	
Accum Amort - Goodwill	-282,667.57
Accum Amort - Loan Origination Costs	-8,742.96
Accum Amort - Orgn Costs	-214.00
Accum Amort - Start Up Costs	-61,212.58
Total Accumulated Amortization	-$ 352,837.11
Goodwill	896,003.00
Loan Origination Costs & Fees	153,002.30
Organizational Costs	500.00
StartUp Costs	159,684.96
Total Other Assets	$ 856,353.15
TOTAL ASSETS	$ 6,426,389.10

LIABILITIES AND EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
20000 Accounts Payable	19,930.59
Total Accounts Payable	$ 19,930.59
Other Current Liabilities	
20500 Accrued Payroll	12,988.31
20510 Payroll Tax Payable	864.35
Accrued Interest on Mtg	13,216.56
Accrued PTO	14,911.25
Fund Raising	2,262.15
Property Tax Payable	30,495.00
Refundable Deposits	3,500.00
Total Other Current Liabilities	$ 78,237.62
Total Current Liabilities	$ 98,168.21
Long-Term Liabilities	
Mortgage Payable Walker & Dunlop	5,116,085.93
Total Long-Term Liabilities	$ 5,116,085.93
Total Liabilities	$ 5,214,254.14
Equity	
Member Capital-Chad Kanne	50,000.00
Chad Kanne Distributions	-26,932.93
Chad Kanne Income Allocation	-7,133.26
FMV Adjustment-Kanne	1,062.00
Total Member Capital-Chad Kanne	$ 16,995.81

Member Capital-DK Holdings	250,000.00
DK Holdings Distributions	-131,672.06
DK Holdings Income Allocation	2,692.55
FMV Adjus-DK Holdings	-37,932.00
Total Member Capital-DK Holdings	$ 83,088.49
Member Capital-Ken & Nancy Snyder	75,000.00
FMV Adjust -Snyder	1,588.00
Ken & Nancy Snyder Distributions	-40,396.98
Ken & Nancy Snyder Income Allocation	-10,700.98
Total Member Capital-Ken & Nancy Snyder	$ 25,490.04
Member Capital-SBIC	122,711.91
FMV Adjustment-SBIC	1,637,494.00
SBIC Distributions	-1,093,778.22
SBIC Income Allocation	23,775.90
Total Member Capital-SBIC	$ 690,203.59
Retained Earnings	278,668.77
Net Income	117,688.26
Total Equity	$ 1,212,134.96
TOTAL LIABILITIES AND EQUITY	$ 6,426,389.10

SunnyBrook of Ft. Madison
Balance Sheet
As of May 31, 2014

	Total
ASSETS	
Current Assets	
Bank Accounts	
10000 Operating account	124,164.62
10100 Gov't Receivables Acct	-4.28
HUD Escrow	
Escrow/Insurance	9,710.14
Escrow/MIP	19,943.15
Escrow/Property Tax	44,255.96
Escrow/Replacement	235,264.36
Total HUD Escrow	$ 309,173.61
Total Bank Accounts	$ 433,333.95
Accounts Receivable	
12000 Accounts Receivable	16,054.72
12005 Allowance for Doubtful Accounts	-2,051.00
Total 12000 Accounts Receivable	14,003.72
Total Accounts Receivable	$ 14,003.72
Other current assets	
10800 Petty Cash	300.00
11100 Inventory	1,459.89
14210 Prepaids	3,052.88
Prepaid Insurance	16,886.63
Prepaid MIP	4,010.54
Total Other current assets	$ 25,709.94
Total Current Assets	$ 473,047.61
Fixed Assets	
Accumulated Depreciation	
Accum Dep - Building 40 yr property	-608,341.41
Accum Dep - Building 9 yr property	-253,594.82
Accum Dep - Computer Equip	-11,959.79
Accum Dep - Equipment	-8,538.44
Accum Dep - Furn & Fixt	-128,773.94
Accum Dep - Land Impv 20 yr	-117,557.52

Accum Dep - Furn & Fixt	-128,773.94
Accum Dep - Land Impv 20 yr	-117,557.52
Accum Dep - Land Impv 20 yr FMV	-14,858.40
Accum Dep Bldg FMV 40 yr	-57,179.41
Total Accumulated Depreciation	-$1,200,803.73
Building Costs	
Building - 40 years	4,188,029.00
Building 9 years	401,910.71
Buildings FMV Adj	669,417.00
Total Building Costs	$ 5,259,356.71
Computer Equipment	18,604.60
Equipment	22,834.58
Furniture and Fixtures	161,172.99
Land	50,000.00
Land FMV Adjustment	230,840.00
Land Improvement - 20 years	392,812.00
Land Improvements FMV adj	86,977.00
Total Fixed Assets	$ 5,021,794.15
Other Assets	
Accumulated Amortization	
Accum Amort - Goodwill	-243,025.02
Accum Amort - Loan Origination Fees	-8,360.16
Accum Amort - Start Up Costs	-73,259.78
Total Accumulated Amortization	-$ 324,644.96
Goodwill	1,066,939.00
Loan Origination Costs and Fee	146,302.76
StartUp Costs	188,382.00
Total Other Assets	$ 1,076,978.80
TOTAL ASSETS	$ 6,571,820.56

Accum Dep - Furn & Fixt	-128,773.94
Accum Dep - Land Impv 20 yr	-117,557.52
Accum Dep - Land Impv 20 yr FMV	-14,858.40
Accum Dep Bldg FMV 40 yr	-57,179.41
Total Accumulated Depreciation	-$1,200,803.73
Building Costs	
Building - 40 years	4,188,029.00
Building 9 years	401,910.71
Buildings FMV Adj	669,417.00
Total Building Costs	$ 5,259,356.71
Computer Equipment	18,604.60
Equipment	22,834.58
Furniture and Fixtures	161,172.99
Land	50,000.00
Land FMV Adjustment	230,840.00
Land Improvement - 20 years	392,812.00
Land Improvements FMV adj	86,977.00
Total Fixed Assets	$ 5,021,794.15
Other Assets	
Accumulated Amortization	
Accum Amort - Goodwill	-243,025.02
Accum Amort - Loan Origination Fees	-8,360.16
Accum Amort - Start Up Costs	-73,259.78
Total Accumulated Amortization	-$ 324,644.96
Goodwill	1,066,939.00
Loan Origination Costs and Fee	146,302.76
StartUp Costs	188,382.00
Total Other Assets	$ 1,076,978.80
TOTAL ASSETS	$ 6,571,820.56
LIABILITIES AND EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
20000 Accounts Payable	18,995.26
Total Accounts Payable	$ 18,995.26

Other Current Liabilities	
20200 Accrued property tax	45,275.00
20500 Accrued payroll	11,495.80
20510 Payroll Tax Payable	272.07
21910 Unearned rent	
Accrued Interest on Mtg	12,303.31
Accrued PTO	7,071.27
Accrued Workers Compensation	
Refundable Deposits	600.00
Total Other Current Liabilities	**$ 77,017.45**
Total Current Liabilities	**$ 96,012.71**
Long-Term Liabilities	
Mortgage Payable CW Capital	4,762,569.98
Total Long-Term Liabilities	**$ 4,762,569.98**
Total Liabilities	**$ 4,858,582.69**
Equity	
Member Capital - D & L Development	50,000.00
D & L Income Allocation	-4,746.82
D&L Development Distributions	-20,436.37
D&L FMV Adjustment	14,331.00
D&L Income Alloc - FMV	-4,193.44
Total Member Capital - D & L Development	**$ 34,954.37**
Member Capital - SBIC	674,579.52
FMV Adjustment to Capital	1,921,866.00
SBIC Distribution	-878,763.47
SBIC Income Alloc - FMV	-180,233.96
SBIC Income Allocation	-152,245.39
SBIC-FMV Adjustment	117,975.00
Total Member Capital - SBIC	**$ 1,503,177.70**
Retained Earnings	155,855.24
Net Income	19,250.56
Total Equity	**$ 1,713,237.87**
TOTAL LIABILITIES AND EQUITY	**$ 6,571,820.56**

SunnyBrook of Mt. Pleasant
Balance Sheet
As of May 31, 2014

	Total
ASSETS	
Current Assets	
Bank Accounts	
10100 Two Rivers Govt Acct -1846	69,526.69
10500 Two Rivers MPAL Opr -8564	153,396.40
HUD Escrow Acct #014010	0.00
Insurance/Escrow #014010	7,640.32
MIP/Escrow #014010	2,102.43
Property Tax/Escrow #014010	20,692.04
Replacement/Escrow #014010	165,447.68
Total HUD Escrow Acct #014010	$ 195,882.47
Total Bank Accounts	$ 418,805.56
Accounts Receivable	
12000 Accounts Receivable	40,017.61
Total Accounts Receivable	$ 40,017.61
Other current assets	
10800 Petty Cash	400.00
11100 Inventory	2,603.04
12005 Allowance For Doubtful Accounts	-6,087.00
14210 Prepaid Expenses	2,090.31
Prepaid Insurance	15,787.51
Prepaid MIP	18,781.35
Total Other current assets	$ 33,575.21
Total Current Assets	$ 492,398.38
Fixed Assets	
Accumulated Depreciation	-1,531,116.78
Accumulated Depreciation Non HUD	-438,792.17
FMV Adjustment	-1,969,908.95
Total Accumulated Depreciation	$ 384,003.28
Artwork	270.00

Building	3,663,946.46
Building FMV Adjustment	347,678.16
Building ST	127,031.00
Building ST FMV Adjustment	1,208,718.47
Total Building	$ 5,347,374.09
Equipment	114,348.24
FF & E FMV Adjustment	43,454.87
Furniture & Fixtures	283,692.31
Furniture Fixtures & Equipment	10,597.19
Ice Cream Equipment	8,069.00
Land	229,722.00
Land FMV Adjustment	9,078.00
Land Improvements	437,747.50
Land Improvements FMV Adjustment	-241,515.32
Total Fixed Assets	$ 4,656,932.21
Other Assets	
Accumulated Amortization	
Accum Amort Org Costs	-46,657.34
Accumulated Amortization of Financing Costs	-4,691.19
Accumulated Amortization of Goodwill	-429,564.96
Total Accumulated Amortization	-$ 480,913.49
Deferred Organization Charges	46,657.34
Financing Costs (for new HUD loan)	80,976.55
Goodwill	1,757,310.36
Total Other Assets	$ 1,404,030.76
TOTAL ASSETS	$ 6,553,361.35
LIABILITIES AND EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
20000 Accounts Payable	24,828.66
Total Accounts Payable	$ 24,828.66

Other Current Liabilities	
20200 Accrued Property Taxes	47,035.00
20500 Accrued Payroll	12,052.48
20510 Payroll Tax Payable	1,113.63
Accrued Mtg Interest	12,073.39
Accrued PTO	10,522.30
Total Other Current Liabilities	$ 82,796.80
Total Current Liabilities	$ 107,625.46
Long-Term Liabilities	
Mortgage / Greystone #014010	4,127,653.72
Total Long-Term Liabilities	$ 4,127,653.72
Total Liabilities	$ 4,235,279.18
Equity	
Retained Earnings	21,084.14
SBHC Capital Account	2,641,326.73
39006 Distributions	0.00
Semi-Annual Surplus Cash Distribution	-397,957.00
Total 39006 Distributions	-$ 397,957.00
Total SBHC Capital Account	$ 2,243,369.73
Net Income	53,628.30
Total Equity	$ 2,318,082.17
TOTAL LIABILITIES AND EQUITY	$ 6,553,361.35

SunnyBrook

Budget vs Actual

Fiscal 2014-May

	Burlington	Over/Under Budget	Fairfield	Over/Under Budget	Muscatine	Over/Under Budget	Carroll	Over/Under Budget	Ft Madison	Over/Under Budget	Mt Pleasant	Over/Under Budget	Total	Over/Under Budget		Prior Year May	Change
Income																	
Additional Services	$11,486	$2,186	$5,410	($750)	$7,609	($349)	$6,093	$593	$6,243	$1,143	$3,348	($252)	$40,388	$2,530		48,167	(7,779)
Assisted living apartment income	$183,505	($15,895)	$136,366	($8,354)	$150,913	($2,237)	$125,702	$902	$113,417	($10,182)	$127,459	($2,755)	$877,405	($38,555)		855,378	22,027
Dementia Income	$70,389	$4,989	$75,100	($24,220)	$69,922	($11,570)	$54,852	($1,248)	$44,615	($6,730)	$52,633	($3,167)	$321,200	($45,770)		295,785	25,415
Discounts given	$0	$4,814	$0	$7,841	$0	$6,525	$0	$5,730	$0	$2,476	$0	$8,535	$0	$40,315			0
Services							$350	($53)			$0	$0	$350	($53)		1,115	(765)
Total Income	$265,183	($3,908)	$210,816	($25,503)	$228,444	($13,439)	$186,997	$5,927	$164,274	($13,306)	$183,439	$2,764	$1,239,155	($45,546)		1,190,473	48,681
Expenses																	
Payroll expenses	$84,300	($4,723)	$70,783	($15,325)	$80,958	($4,160)	$71,698	$344	$54,180	($1,542)	$62,497	($5,544)	$436,942	($30,950)		5,609	431,333
Services expenses	$18,737	($548)	$16,879	($839)	$14,471	($670)	$13,014	($666)	$15,734	$2,405	$13,474	($96)	$92,309	($420)		3,239	89,070
Management expenses	$13,303	($251)	$11,050	($730)	$13,972	($1,115)	$9,190	$336	$9,016	($962)	$9,023	($811)	$61,353	($2,855)		26,236	35,117
Tax Expenses	$6,571	$0	$14,755	$100	$12,036	$0	$6,097	$1	$7,055	$0	$3,407	$0	$37,921	$101		5,416	32,505
Utilities expense	$10,219	($805)	$7,541	$2,438	$8,925	($58)	$5,916	$491	$6,820	($1,125)	$8,845	($249)	$48,265	$691		24,941	23,325
Insurance expenses	$5,545	($282)	$5,973	$208	$5,555	($411)	$5,275	$136	$4,974	$600	$4,423	($325)	$31,746	($98)		59,218	(27,472)
Maintenance expenses	$3,136	($1,193)	$2,959	($427)	$5,608	$1,287	$5,517	$1,172	$3,748	($235)	$5,132	$1,352	$26,096	$1,789		13,181	12,916
Marketing expenses	$1,658	($73)	$1,320	($313)	$3,500	($575)	$1,397	$472	$2,478	$1,203	$3,171	$1,533	$13,525	$2,448		7,932	5,593
Office expenses	$866	($564)	$921	($459)	$1,379	($8)	$1,232	($40)	$1,494	$334	$1,818	$387	$7,710	($429)		435,360	(427,649)
Bad Debt Expense	$1,873	$1,290	$5,604	$5,339	$1,072	$905	$77	($173)	$479	$436	$2,397	$2,524	$11,871	$10,021		3,502	8,369
Personnel Expenses	$452	($195)	$136	($284)	$722	($267)	$681	$259	$885	($31)	$354	($185)	$3,274	($1,172)		86,295	(83,021)
Legal & Professional Fees	$366	$36	$1,623	$1,363	$382	($33)	$282	($368)	$209	($390)	$431	($257)	$3,252	$514		58,434	(55,212)
Auto Expenses	$190	($226)	$113	($217)	$852	$162	$461	($38)	$126	($696)	$521	$52	$2,245	($914)		46,236	(43,993)
Total Expenses	$147,317	($7,362)	$175,486	($9,287)	$148,405	($4,940)	$120,837	$3,914	$118,205	$40	$121,742	($1,214)	$796,588	($21,185)		775,782	20,806
Net Operating Income	$117,867	$3,459	$35,331	($16,305)	$80,043	($8,498)	$66,160	$8,013	$46,069	($13,346)	$61,697	$4,078	$442,567	($24,305)		414,692	27,875
		$0		$0		$0		$0		$0		$0

SunnyBrook P & L Fiscal 2014 - May	Burlington	% of Sales	Fairfield	% of Sales	Muscatine	% of Sales	Carroll	% of Sales	Ft Madison	% of Sales	Mt Pleasant	% of Sales	Total	% of Sales
Income														
Additional Services	$11,486	4.33%	$5,410	2.57%	$7,609	3.33%	$6,093	3.26%	$6,243	3.80%	$3,348	1.82%	$40,188	3.24%
Assisted living apartment income	$183,609	69.24%	$176,306	83.63%	$150,913	66.06%	$125,702	67.22%	$113,417	69.04%	$127,459	69.48%	$877,405	70.81%
Dementia Income	$70,069	26.43%	$29,100	13.80%	$69,922	30.61%	$54,852	29.33%	$44,615	27.16%	$52,633	28.69%	$321,210	25.92%
Discounts given	$0	0.00%	$0	0.00%	$0	0.00%	$0	0.00%	$0	0.00%	$0	0.00%	$0	0.00%
Services	$0	0.00%					$350	0.19%		0.00%	$0	0.00%	$350	0.03%
Total Income	$265,163	100.00%	$210,816	100.00%	$228,444	100.00%	$186,997	100.00%	$164,274	100.00%	$183,439	100.00%	$1,239,155	100.00%
Expenses														
Payroll expenses	$84,700	31.94%	$70,913	33.64%	$82,951	36.31%	$71,698	38.34%	$64,183	39.07%	$62,497	34.07%	$436,942	35.26%
Services expenses	$18,737	7.07%	$16,879	8.01%	$14,471	6.33%	$13,014	6.96%	$15,734	9.58%	$13,474	7.35%	$92,309	7.45%
Management expenses	$13,203	4.98%	$11,090	5.26%	$10,972	4.80%	$9,190	4.91%	$8,016	4.88%	$8,923	4.86%	$61,393	4.95%
Tax Expenses	$6,571	2.48%	$14,756	7.00%	$12,036	5.27%	$6,097	3.26%	$9,055	5.51%	$9,407	5.13%	$57,921	4.67%
Utilities expense	$10,219	3.85%	$7,541	3.58%	$8,925	3.91%	$5,916	3.10%	$6,820	4.15%	$8,845	4.82%	$48,265	3.90%
Insurance expenses	$5,545	2.09%	$5,973	2.83%	$5,555	2.43%	$5,275	2.82%	$4,974	3.03%	$4,423	2.41%	$31,746	2.56%
Maintenance expenses	$3,136	1.18%	$2,959	1.40%	$5,603	2.45%	$5,517	2.95%	$3,748	2.28%	$5,132	2.80%	$26,096	2.11%
Marketing expenses	$1,658	0.63%	$1,320	0.63%	$3,500	1.53%	$1,397	0.75%	$2,478	1.51%	$3,171	1.73%	$13,525	1.09%
Office expenses	$866	0.33%	$921	0.44%	$1,378	0.60%	$1,232	0.66%	$1,494	0.91%	$1,818	0.99%	$7,710	0.62%
Bad Debt Expense	$1,873	0.71%	$5,664	2.69%	$1,072	0.47%	$77	0.04%	$478	0.29%	$2,707	1.48%	$11,871	0.96%
Personnel Expenses	$452	0.17%	$136	0.06%	$722	0.32%	$681	0.36%	$880	0.54%	$384	0.21%	$3,274	0.26%
Legal & Professional Fees	$366	0.14%	$1,623	0.77%	$382	0.17%	$282	0.15%	$209	0.13%	$431	0.23%	$3,292	0.27%
Auto Expenses	$190	0.07%	$113	0.05%	$832	0.36%	$461	0.25%	$126	0.08%	$521	0.28%	$2,243	0.18%
Total Expenses	$147,517	55.63%	$139,686	66.35%	$148,401	64.96%	$120,837	64.62%	$118,205	71.96%	$121,742	66.37%	$796,588	64.28%
Net Operating Income	$117,667	44.37%	$70,931	33.65%	$80,043	35.04%	$66,160	35.38%	$46,069	28.04%	$61,697	33.63%	$442,567	35.72%

SunnyBrook
Budget vs Actual
Fiscal 2014- May

	Burlington	Over/Under Budget	Fairfield	Over/Under Budget	Muscatine	Over/Under Budget	Carroll	Over/Under Budget	Ft Madison	Over/Under Budget	Mt Pleasant	Over/Under Budget	Total	Over/Under Budget
Income														
Additional Services	$46,610	($40)	$28,591	($1,109)	$37,546	($1,793)	$31,430	$3,930	$24,296	($1,204)	$16,801	($1,199)	$185,275	($1,414)
Assisted living apartment income	$907,396	($67,334)	$908,752	($14,740)	$774,362	$8,612	$624,300	$300	$575,265	($42,735)	$634,605	($16,445)	$4,424,653	($152,347)
Dementia Income	$367,119	$41,619	$180,834	($85,916)	$366,930	($69,570)	$284,890	$4,392	$201,044	($56,006)	$266,641	($12,359)	$1,667,460	($177,840)
Discounts given	$0	$24,070	$0	$36,205	$0	$32,625	$0	$50,330	$0	$12,350	$0	$48,725	$0	$207,305
Services							$1,960	($20)			$583	$583	$2,563	$563
Total Income	$1,321,095	($21,685)	$1,118,177	($62,566)	$1,178,839	($30,125)	$942,604	$58,934	$800,605	($87,595)	$918,631	$19,306	$6,279,950	($123,734)
Expenses														
Payroll expenses	$422,359	($14,408)	$375,008	($51,672)	$425,202	($3,865)	$362,374	$8,517	$316,229	($8,195)	$327,856	($11,898)	$2,231,029	($81,528)
Services expenses	$88,456	($8,069)	$75,077	($7,563)	$83,735	$5,078	$62,750	$930	$62,825	($1,900)	$74,692	$5,682	$447,536	($5,641)
Management expenses	$65,715	($1,423)	$56,319	($2,097)	$58,285	($2,157)	$46,836	$2,651	$39,755	($4,955)	$45,177	$279	$312,087	($8,002)
Tax Expenses	$32,856	$0	$73,776	$500	$60,180	$0	$30,485	$5	$45,275	$0	$47,036	$0	$289,605	$505
Utilities expense	$63,249	$8,129	$43,752	$12,865	$54,849	$6,966	$35,313	$2,288	$46,866	$1,416	$56,137	$5,723	$300,166	$37,407
Insurance expenses	$28,302	($385)	$28,485	$87	$28,585	($786)	$26,060	$701	$21,514	($46)	$22,403	($1,052)	$155,383	($1,480)
Maintenance expenses	$20,915	($720)	$23,548	($46)	$23,051	$1,471	$18,992	$2,017	$14,536	($2,809)	$22,813	$3,913	$123,856	$3,825
Marketing expenses	$6,548	($2,107)	$4,833	($2,532)	$11,038	($2,687)	$8,831	$3,931	$9,316	$3,541	$14,307	$5,409	$54,873	$5,555
Legal & Professional Fees	$8,609	$4,238	$5,552	($787)	$2,849	$754	$4,382	$707	$6,126	$2,161	$3,940	$500	$31,456	$7,571
Office expenses	$5,853	($1,299)	$1,449	($5,448)	$8,280	$446	$6,616	$41	$6,502	$902	$6,925	($534)	$35,625	($6,192)
Bad Debt Expense	$2,723	($193)	$9,494	$6,369	$3,735	$2,901	$218	($1,032)	$1,460	$1,251	$2,242	$1,326	$19,872	$10,622
Personnel Expenses	$2,714	($2,621)	$2,206	$246	$5,685	$578	$3,010	$685	$3,483	($1,117)	$5,206	$2,290	$22,303	$61
Auto Expenses	$1,229	($1,101)	$1,039	($375)	$3,279	$110	$1,849	($1,101)	$2,035	($2,293)	$3,007	$298	$12,434	($4,460)
Total Expenses	$749,522	($19,958)	$700,537	($51,055)	$768,754	$8,810	$607,749	$20,340	$577,922	($12,044)	$631,740	$12,149	$4,036,224	($41,758)
Net Operating Income	$571,573	($1,727)	$417,640	($11,513)	$410,085	($38,900)	$334,856	$38,594	$222,682	($75,562)	$286,891	$7,157	$2,243,727	($81,975)
		$0		($0)		($0)		$0		$0		($0)

SunnyBrook
P & L

Fiscal 2014- May	Burlington	% of Sales	Fairfield	% of Sales	Muscatine	% of Sales	Carroll	% of Sales	Ft Madison	% of Sales	Mt Pleasant	% of Sales	Total	% of Sales
Income														
Additional Services	$46,610	3.53%	$28,591	2.56%	$37,546	3.19%	$31,430	3.33%	$24,296	3.03%	$16,801	1.83%	$185,275	2.95%
Assisted living apartment income	$907,366	68.68%	$908,752	81.27%	$774,362	65.69%	$624,303	66.23%	$575,265	71.85%	$634,605	69.08%	$4,424,653	70.46%
Dementia income	$367,119	27.79%	$180,834	16.17%	$366,930	31.13%	$284,802	30.22%	$201,044	25.11%	$266,641	29.03%	$1,667,460	26.55%
Discounts given	$0	0.00%	$0	0.00%	$0	0.00%	$0	0.00%	$0	0.00%	$0	0.00%	$0	0.00%
Services	$0	0.00%					$1,980	0.21%		0.00%	$583	0.06%	$2,563	0.04%
Total Income	$1,321,095	100.00%	$1,118,177	100.00%	$1,178,839	100.00%	$942,604	100.00%	$800,605	100.00%	$918,631	100.00%	$6,279,950	100.00%
Expenses														
Payroll expenses	$422,359	31.97%	$375,008	33.54%	$425,202	36.07%	$362,374	38.44%	$318,229	39.75%	$327,856	35.69%	$2,231,029	35.53%
Services expenses	$88,456	6.70%	$75,077	6.71%	$83,735	7.10%	$62,750	6.66%	$62,825	7.85%	$74,692	8.13%	$447,536	7.13%
Management expenses	$65,715	4.97%	$56,319	5.04%	$58,265	4.94%	$46,836	4.97%	$39,755	4.97%	$45,177	4.92%	$312,067	4.97%
Tax Expenses	$32,855	2.49%	$73,775	6.60%	$60,180	5.11%	$30,485	3.23%	$45,275	5.66%	$47,035	5.12%	$289,605	4.61%
Utilities expense	$63,249	4.79%	$43,752	3.91%	$54,849	4.65%	$35,313	3.75%	$46,866	5.85%	$56,137	6.11%	$300,166	4.78%
Insurance expenses	$28,302	2.14%	$28,465	2.55%	$28,565	2.42%	$26,093	2.77%	$21,514	2.69%	$22,403	2.44%	$155,363	2.47%
Maintenance expenses	$20,915	1.58%	$23,548	2.11%	$23,051	1.96%	$18,992	2.01%	$14,536	1.82%	$22,813	2.48%	$123,856	1.97%
Marketing expenses	$6,548	0.50%	$4,833	0.43%	$11,038	0.94%	$8,831	0.94%	$9,316	1.16%	$14,307	1.56%	$54,873	0.87%
Legal & Professional Fees	$8,609	0.65%	$5,552	0.50%	$2,849	0.24%	$4,382	0.46%	$6,126	0.77%	$3,940	0.43%	$31,456	0.50%
Office expenses	$5,853	0.44%	$1,449	0.13%	$8,280	0.70%	$6,616	0.70%	$6,502	0.81%	$6,925	0.75%	$35,625	0.57%
Bad Debt Expense	$2,723	0.21%	$9,494	0.85%	$3,735	0.32%	$218	0.02%	$1,460	0.18%	$2,242	0.24%	$19,872	0.32%
Personnel Expenses	$2,714	0.21%	$2,206	0.20%	$5,685	0.48%	$3,010	0.32%	$3,483	0.44%	$5,205	0.57%	$22,303	0.36%
Auto Expenses	$1,223	0.09%	$1,039	0.09%	$3,279	0.28%	$1,849	0.20%	$2,035	0.25%	$3,007	0.33%	$12,434	0.20%
Total Expenses	$749,522	56.73%	$700,537	62.65%	$768,754	65.21%	$607,749	64.48%	$577,922	72.19%	$631,740	68.77%	$4,036,224	64.27%
Net Operating Income	$571,573	43.27%	$417,640	37.35%	$410,085	34.79%	$334,855	35.52%	$222,682	27.81%	$286,891	31.23%	$2,243,727	35.73%

SunnyBrook of Burlington
Budget vs. Actuals: 2014

	May 2014		Total	
	Actual	over Budget	Actual	over Budget
Income				
Additional Services	11,485.94	2,185.94	46,610.20	-39.80
Assisted Living Apartment Income	183,608.75	-15,891.25	907,365.98	-87,334.02
Dementia Income	70,088.71	4,988.71	367,118.71	41,618.71
Discounts given		4,814.00	0.00	24,070.00
Total Income	$265,183.40	-$ 3,902.60	$ 1,321,094.89	-$21,685.11
Gross Profit	$265,183.40	-$ 3,902.60	$ 1,321,094.89	-$21,685.11
Expenses				
Auto Expenses	189.96	-226.04	1,223.16	-1,100.84
Bad Debt Expenses	1,873.00	1,290.00	2,722.94	-193.06
Insurance expenses	5,545.24	-281.76	28,302.41	-384.59
Legal & Professional Fees	366.09	26.09	8,608.75	4,237.75
Maintenance expenses	3,136.32	-1,190.68	20,915.45	-719.55
Management expenses	13,202.53	-251.47	65,715.22	-1,422.78
Marketing expenses	1,658.38	-72.62	6,548.29	-2,106.71
Office expenses	866.45	-563.55	5,852.78	-1,299.22
Payroll expenses	84,699.96	-4,223.04	422,358.67	-14,408.33
Personnel Expenses	451.56	-695.44	2,713.83	-2,621.17
Services expenses	18,736.97	-568.03	88,456.20	-8,068.80
Tax Expenses	6,571.00	0.00	32,855.00	0.00
Utilities expenses	10,219.35	-804.65	63,249.15	8,129.15
Total Expenses	$147,516.81	-$ 7,561.19	$ 749,521.85	-$19,958.15
Net Operating Income	$117,666.59	$ 3,658.59	$ 571,573.04	-$ 1,726.96
Other Income				
Other Income	10.72	0.72	52.11	2.11
Total Other Income	$ 10.72	$ 0.72	$ 52.11	$ 2.11

Other Expenses				
Performance & Retention Bonus		0.00	11,151.63	11,151.63
Amortization and Depreciation Expenses	37,728.79	-9,285.21	188,570.66	-46,499.34
Financing Expenses	23,325.21	-26.79	116,471.14	-130.86
Reconciliation Discrepancies	-39,308.05	-39,308.05	-848.18	-848.18
Total Other Expenses	**$ 21,745.95**	**-$ 48,620.05**	**$ 315,345.25**	**-$36,326.75**
Net Other Income	**-$ 21,735.23**	**$ 48,620.77**	**-$ 315,293.14**	**$ 36,328.86**
Net Income	**$ 95,931.36**	**$ 52,279.36**	**$ 256,279.90**	**$ 34,601.90**

SunnyBrook of Fairfield
Budget vs. Actuals: 2014

	May 2014		Total	
	Actual	over Budget	Actual	over Budget
Income				
Additional Services Income	5,410.39	-789.61	28,590.86	-1,109.14
AL apartment income	176,306.08	-8,393.92	908,751.90	-14,748.10
Dementia Income	29,100.00	-24,250.00	180,834.00	-85,916.00
Discounts given		7,841.00	0.00	39,205.00
Total Income	$ 210,816.47	-$ 25,592.53	$1,118,176.76	-$ 62,568.24
Gross Profit	$ 210,816.47	-$ 25,592.53	$1,118,176.76	-$ 62,568.24
Expenses				
Auto Expenses	112.98	-237.02	1,039.49	-374.51
Bad Debt Expenses	5,664.00	5,039.00	9,494.00	6,369.00
Insurance expenses	5,972.97	207.97	28,484.58	86.58
Legal & Professional Fees	1,623.00	1,583.00	5,551.65	-787.35
Maintenance expenses	2,958.83	-627.17	23,548.28	-47.72
Management expenses	11,089.57	-730.43	56,318.66	-2,697.34
Marketing expenses	1,319.71	-113.29	4,833.17	-2,531.83
Office Expenses	921.44	-498.56	1,448.77	-5,448.23
Payroll expenses	70,913.01	-15,324.99	375,008.02	-51,671.98
Personnel Expenses	136.10	-283.90	2,205.89	245.89
Services expenses	16,878.77	-839.23	75,077.29	-7,562.71
Taxes Expense	14,755.00	100.00	73,775.00	500.00
Utilities expenses	7,540.56	2,437.56	43,752.02	12,865.02
Total Expenses	$ 139,885.94	-$ 9,287.06	$ 700,536.82	-$ 51,055.18
Net Operating Income	$ 70,930.53	-$ 16,305.47	$ 417,639.94	-$ 11,513.06
Other Income				
Other Income	1.52	-6.48	38.24	-1.76
Total Other Income	$ 1.52	-$ 6.48	$ 38.24	-$ 1.76

Other Expenses				
Performance & Retention Bonus	450.00	450.00	6,116.52	6,116.52
Amortization and Depreciation	44,038.03	-3,241.97	220,327.06	-16,072.94
Financing expenses	24,062.71	-147.29	120,772.08	-107.92
Reconcilliation Discrepancies	-36,820.81	-36,820.81	0.00	0.00
Total Other Expenses	$ 31,729.93	-$ 39,760.07	$ 347,215.66	-$ 10,064.34
Net Other Income	-$ 31,728.41	$ 39,753.59	-$ 347,177.42	$ 10,062.58
Net Income	$ 39,202.12	$ 23,448.12	$ 70,462.52	-$ 1,450.48

SunnyBrook of Muscatine
Budget vs. Actuals: 2014

	May 2014		Total	
	Actual	over Budget	Actual	over Budget
Income				
Additional Services Income	7,608.74	-349.26	37,546.49	-1,792.51
Assisted living apartment income	150,912.94	-2,237.06	774,362.42	8,612.42
Dementia Income	69,922.02	-17,377.98	366,930.38	-69,569.62
Discounts given		6,525.00	0.00	32,625.00
Total Income	**$228,443.70**	**-$ 13,439.30**	**$1,178,839.29**	**-$ 30,124.71**
Gross Profit	**$228,443.70**	**-$ 13,439.30**	**$1,178,839.29**	**-$ 30,124.71**
Expenses				
Auto expenses	832.05	167.05	3,279.46	110.46
Bad Debt Expense	1,072.29	905.29	3,734.85	2,900.85
Insurance expenses	5,555.25	-410.75	28,585.00	-786.00
Legal & Professional Fees	381.59	-33.41	2,849.00	754.00
Maintenance expenses	5,603.41	1,287.41	23,051.28	1,471.28
Management expenses	10,972.22	-1,114.78	58,285.08	-2,156.92
Marketing expenses	3,500.24	-574.76	11,037.64	-2,687.36
Office expenses	1,378.36	-4.64	8,279.88	445.88
Payroll expenses	82,951.06	-4,165.94	425,202.33	-3,884.67
Personnel expenses	722.14	-268.86	5,685.23	578.23
Services expenses	14,471.29	-669.71	83,734.69	5,077.69
Taxes Expenses	12,036.00	0.00	60,180.00	0.00
Utilities expenses	8,924.85	-58.15	54,849.43	6,986.43
Total Expenses	**$148,400.75**	**-$ 4,941.25**	**$ 768,753.87**	**$ 8,809.87**
Net Operating Income	**$ 80,042.95**	**-$ 8,498.05**	**$ 410,085.42**	**-$ 38,934.58**
Other Income				
Other Income	14.17	2.17	67.24	7.24
Total Other Income	**$ 14.17**	**$ 2.17**	**$ 67.24**	**$ 7.24**

Other Expenses				
Performance & Retention Bonus	300.00	300.00	6,058.44	6,058.44
Amort and Deprec Expenses	23,429.15	127.15	117,124.75	614.75
Financing Expenses	20,319.98	7.98	101,477.24	39.24
Reconciliation Discrepancies	-41,976.03	-41,976.03	0.00	0.00
Total Other Expenses	**$ 2,073.10**	**-$ 41,540.90**	**$ 224,660.43**	**$ 6,712.43**
Net Other Income	**-$ 2,058.93**	**$ 41,543.07**	**-$ 224,593.19**	**-$ 6,705.19**
Net Income	**$ 77,984.02**	**$ 33,045.02**	**$ 185,492.23**	**-$ 45,639.77**

SunnyBrook of Carroll
Budget vs. Actuals: 2014

	May 2014		Total	
	Actual	over Budget	Actual	over Budget
Income				
Additional Services	6,093.14	593.14	31,429.85	3,929.85
Assisted living apartment income	125,702.26	902.26	624,302.59	302.59
Dementia Income	54,851.64	-1,248.36	284,891.64	4,391.64
Discounts given		9,730.00	0.00	50,330.00
Services	350.44	-49.56	1,979.70	-20.30
Total Income	**$186,997.48**	**$ 9,927.48**	**$ 942,603.78**	**$ 58,933.78**
Gross Profit	**$186,997.48**	**$ 9,927.48**	**$ 942,603.78**	**$ 58,933.78**
Expenses				
Auto Expenses	460.78	-39.22	1,849.45	-1,100.55
Bad Debt Expense	77.00	-173.00	218.00	-1,032.00
Insurance expenses	5,275.17	131.17	26,093.34	701.34
Legal & Professional Fees	282.23	-367.77	4,381.60	706.60
Maintenance expenses	5,517.44	1,172.44	18,992.04	2,017.04
Management expenses	9,190.21	336.21	46,835.53	2,650.53
Marketing expenses	1,396.88	471.88	8,830.91	3,930.91
Office expenses	1,231.97	-83.03	6,616.37	41.37
Payroll expenses	71,697.74	343.74	362,374.20	8,517.20
Personnel Expenses	681.11	296.11	3,009.66	684.66
Services expenses	13,014.00	-666.00	62,749.90	929.90
Tax Expenses	6,097.00	1.00	30,485.00	5.00
Utilities expense	5,915.63	490.63	35,312.84	2,287.84
Total Expenses	**$120,837.16**	**$ 1,914.16**	**$ 607,748.84**	**$ 20,339.84**
Net Operating Income	**$ 66,160.32**	**$ 8,013.32**	**$ 334,854.94**	**$ 38,593.94**
Other Income				
Other Income	17.98	2.98	86.82	11.82
Total Other Income	**$ 17.98**	**$ 2.98**	**$ 86.82**	**$ 11.82**

Other Expenses				
67101 Performance & Retention Bonus	550.00	550.00	14,666.25	14,666.25
Amortization and Depreciation Expense	25,223.22	138.22	125,650.29	225.29
Financing Expense	15,405.99	5.99	76,936.96	29.96
Reconciliation Discrepancies	-34,816.09	-34,816.09	0.00	0.00
Total Other Expenses	**$ 6,363.12**	**-$ 34,121.88**	**$ 217,253.50**	**$ 14,921.50**
Net Other Income	**-$ 6,345.14**	**$ 34,124.86**	**-$ 217,166.68**	**-$ 14,909.68**
Net Income	**$ 59,815.18**	**$ 42,138.18**	**$ 117,688.26**	**$ 23,684.26**

SunnyBrook of Ft. Madison
Budget vs. Actuals: 2014

	May 2014		Total	
	Actual	over Budget	Actual	over Budget
Income				
Additional Services Income	6,242.52	1,142.52	24,295.91	-1,204.09
Assisted Living Apartment Income	113,416.72	-10,183.28	575,264.53	-42,735.47
Dementia Income	44,615.00	-8,735.00	201,044.34	-56,005.66
Discounts given		2,470.00	0.00	12,350.00
Total Income	**$164,274.24**	**-$ 15,305.76**	**$ 800,604.78**	**-$87,595.22**
Gross Profit	**$164,274.24**	**-$ 15,305.76**	**$ 800,604.78**	**-$87,595.22**
Expenses				
Auto Expenses	126.13	-690.87	2,035.46	-2,292.54
Bad Debt Expenses	478.11	436.11	1,460.11	1,251.11
Insurance expenses	4,974.07	610.07	21,514.38	-45.62
Legal & Professional Fees	208.52	-396.48	6,125.84	2,160.84
Maintenance expenses	3,747.94	-205.06	14,535.69	-2,809.31
Management expenses	8,016.07	-962.93	39,754.70	-4,655.30
Marketing expenses	2,478.45	1,203.45	9,315.71	3,540.71
Office expenses	1,494.37	334.37	6,502.17	602.17
Payroll expenses	64,182.79	-1,542.21	318,229.42	-8,194.58
Personnel Expenses	889.20	-30.80	3,482.94	-1,117.06
Service expenses	15,734.36	2,409.36	62,825.45	-1,899.55
Tax Expenses	9,055.00	0.00	45,275.00	0.00
Utilities	6,820.08	-1,124.92	46,865.53	1,415.53
Total Expenses	**$118,205.09**	**$ 40.09**	**$ 577,922.40**	**-$12,043.60**
Net Operating Income	**$ 46,069.15**	**-$ 15,345.85**	**$ 222,682.38**	**-$75,551.62**
Other Income				
Other Income	519.39	502.39	593.98	508.98
Total Other Income	**$ 519.39**	**$ 502.39**	**$ 593.98**	**$ 508.98**

Other Expenses				
Performance & Retention Bonus	200.00	200.00	4,666.18	4,666.18
Amortization and Depreciation Expense	25,581.35	198.35	127,738.92	823.92
Financing expenses	14,341.46	5.46	71,620.70	25.70
Reconciliation Discrepancies	-29,301.37	-29,301.37	0.00	0.00
Total Other Expenses	**$ 10,821.44**	**-$ 28,897.56**	**$ 204,025.80**	**$ 5,515.80**
Net Other Income	**-$ 10,302.05**	**$ 29,399.95**	**-$ 203,431.82**	**-$ 5,006.82**
Net Income	**$ 35,767.10**	**$ 14,054.10**	**$ 19,250.56**	**-$80,558.44**

SunnyBrook of Mt. Pleasant
Budget vs. Actuals: 2014

	May 2014		Total	
	Actual	over Budget	Actual	over Budget
Income				
Additional Services Income	3,347.64	(252.36)	16,801.39	(1,198.61)
Assisted living apartment income	127,458.67	(2,751.33)	634,605.27	(16,444.73)
Dementia Income	52,633.06	(3,166.94)	266,641.30	(12,358.70)
Discounts given		8,935.00	0.00	48,725.00
Services		0.00	582.98	582.98
Total Income	$183,439.37	$ 2,764.37	$ 918,630.94	$ 19,305.94
Gross Profit	$183,439.37	$ 2,764.37	$ 918,630.94	$ 19,305.94
Expenses				
Auto Expenses	520.80	51.80	3,007.02	298.02
Bad Debt Expenses	2,707.00	2,524.00	2,241.84	1,325.84
Insurance expenses	4,422.88	(325.12)	22,402.96	(1,052.04)
Legal & Professional	430.52	(257.48)	3,939.54	499.54
Maintenance expenses	5,132.08	1,352.08	22,813.43	3,913.43
Management expenses	8,922.88	(111.12)	45,177.34	279.34
Marketing expenses	3,171.19	1,533.19	14,307.10	5,409.10
Office expenses	1,817.75	386.75	6,924.95	(534.05)
Payroll expenses	62,497.32	(5,943.68)	327,855.99	(11,886.01)
Personnel Expenses	394.21	(188.79)	5,205.41	2,290.41
Services expense	13,473.78	(86.22)	74,692.36	5,882.36
Tax Expenses	9,407.00	0.00	47,035.00	0.00
Utilities expenses	8,844.92	(249.08)	56,137.03	5,723.03
Total Expenses	$121,742.33	$ (1,313.67)	$ 631,739.97	$ 12,148.97
Net Operating Income	$ 61,697.04	$ 4,078.04	$ 286,890.97	$ 7,156.97
Other Income				
Other Income	7.96	0.96	42.23	7.23
Total Other Income	$ 7.96	$ 0.96	$ 42.23	$ 7.23

Other Expenses				
Performance & Retention Bonus	200.00	200.00	5,274.31	5,274.31
Amortization	9,955.48	0.48	49,777.40	2.40
Depreciation	21,907.85	319.85	109,152.79	1,212.79
Financing expense	13,760.34	(6,551.66)	69,100.40	(32,337.60)
Reconciliation Discrepancies	(32,991.14)	(32,991.14)	0.00	0.00
Total Other Expenses	**$ 12,832.53**	**$ (39,022.47)**	**$ 233,304.90**	**$(25,848.10)**
Net Other Income	**$ (12,824.57)**	**$ 39,023.43**	**$ (233,262.67)**	**$ 25,855.33**
Net Income	**$ 48,872.47**	**$ 43,101.47**	**$ 53,628.30**	**$ 33,012.30**

Schedule 10.4

Permitted Special Purpose Entity Assignees

[To be provided by the Purchaser.]

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is made effective _______ __, 2014, by and between by [________] ASSISTED LIVING LLC, an Iowa limited liability company (the “Seller”) and ARHC [________] LLC, a Delaware limited liability company (the “Purchaser”) which is the assignee of certain rights and obligations of AMERICAN REALTY CAPITAL HEALTHCARE TRUST II OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“ARC”), pursuant to that certain Asset Purchase Agreement by and between Seller, ARC, and certain affiliates of Seller, dated as of August 1, 2014 (the “Purchase Agreement”). Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Purchase Agreement.

RECITALS

A.           Seller or its predecessors-in-title have heretofore entered into certain leases with tenants permitting occupancy or use of residential units or other space located on that certain real property (the “Property”), being more particularly described on Exhibit ”A” attached hereto and made a part hereof for all purposes, which leases in effect as of the date hereof are listed on Exhibit B attached hereto (the “Leases”);

C.           Seller or its predecessors-in-title have heretofore entered into certain contracts and agreements relating to the operation and maintenance of the Property that Purchaser has agreed to assume, which contracts and agreements (the “Contracts”) are listed on Exhibit “C” attached hereto and made a part hereof for all purposes; and

D.           Subject to the terms of this Agreement, Purchaser desires to purchase and assume from Seller, and Seller desires to sell and assign to Purchaser, (i) Seller’s right, title and interest as lessor under the Leases, (ii) all right, title and interest of Seller in, to and under the Contracts and (iii) all other Assumed Liabilities related to the Property (the “Property Assumed Liabilities”.

AGREEMENT:

In consideration of the Seller’s consummation of the transactions described in the Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which the Purchaser hereby acknowledges, the parties hereto agree as follows:

1.          Subject to the terms of this Agreement, Seller does hereby assign, transfer, set over, deliver and convey unto Purchaser, and the Purchaser, for itself and for its successors and assigns, hereby accepts, assumes and agrees to pay, perform or discharge, as the case may be, (a) all of Seller’s right, title and interest under (i) the Leases, all guaranties of such Leases, and all rents, revenues, income, profits, and receipts due under the Leases or otherwise receivable by the owner of the Property for use or occupancy of any of the Property allocable to the period from and after the date hereof and (ii) the Contracts and (b) all other Property Assumed Liabilities.

2.          Except for the Property Assumed Liabilities, the Purchaser shall not assume or incur, and the Seller shall remain liable to pay, perform or discharge, all liabilities and obligations of the Seller of every kind.

3.          The undertakings of the Purchaser referred to in this Agreement shall not in any way limit the Purchaser’s right of recourse as set forth in the Purchase Agreement for any breach of the covenants, representations or warranties of the Seller contained therein. Nothing herein shall prevent the Purchaser from contesting with a third party in good faith any of the Property Assumed Liabilities.

4.          This Agreement is subject to the terms of the Purchase Agreement, and nothing contained herein shall be deemed to modify, alter or amend the terms and provisions of the Purchase Agreement. In the event of any inconsistency or conflict between the terms of the Purchase Agreement and the terms of this Agreement, the terms of the Purchase Agreement shall prevail.

5.          EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THE PURCHASE AGREEMENT, SELLER IS CONVEYING THE LEASES, CONTRACTS AND OTHER PROPERTY ASSUMED LIABILITIES WITH NO ADDITIONAL REPRESENTATIONS OR WARRANTIES WHATSOEVER.

[Signature Page Follows]

IN WITNESS WHEREOF, the Purchaser and the Seller have caused this Agreement to be executed and delivered under seal as of the day and year first above written. This Agreement may be executed in multiple counterparts, each of which, taken together, shall constitute one original.

SELLER:
[____________] ASSISTED LIVING, LLC, an Iowa limited liability company

By:
Title:

PURCHASER:
ARHC [__________], LLC,
a Delaware limited liability company

By:
Title:

[signatures continue on next page]

ACKNOWLEDGEMENT OF ASSUMPTION AGREEMENT

Each of the undersigned, which also comprise the cumulative “Seller” under the Purchase Agreement, acknowledges the Assumption Agreement by [________] ASSISTED LIVING LLC to which this Acknowledgement is attached and represents and warrants that it has no ownership or interest in any of the Assumed Liabilities conveyed thereby.

SELLER:

[________] ASSISTED LIVING LLC
an Iowa limited liability company

By:
Name:
Title:

[________] ASSISTED LIVING LLC
an Iowa limited liability company

By:
Name:
Title:

[________] ASSISTED LIVING LLC
an Iowa limited liability company

By:
Name:
Title:

[signatures continue on next page]

[________] ASSISTED LIVING LLC
an Iowa limited liability company

By:
Name:
Title:

[________] ASSISTED LIVING LLC
an Iowa limited liability company

By:
Name:
Title:

[________] ASSISTED LIVING LLC
an Iowa limited liability company

By:
Name:
Title:

[________] ASSISTED LIVING LLC
an Iowa limited liability company

By:
Name:
Title: